UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AVANTAX, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3200 Olympus Boulevard, Suite 100,

Dallas, Texas 75019

October 16, 2023

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting of stockholders (as may be postponed or adjourned from time to time, the “special meeting”) of Avantax, Inc., a Delaware corporation (“Avantax,” “our” or “we”), which will be held on November 21, 2023 at 9:00 a.m. Central Time in a virtual meeting format via live webcast. The purpose of the special meeting is to consider and vote on proposals relating to the proposed acquisition of Avantax by Aretec Group, Inc., a Delaware corporation that does business as Cetera Holdings (“Parent”), for $26.00 per share of Avantax common stock, par value $0.0001 per share (“Avantax common stock”), in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement (as defined below). Regardless of whether you plan to attend the meeting, we encourage you to vote your shares by mail, by telephone or via the Internet following the procedures outlined below.

On September 9, 2023, Avantax entered into an Agreement and Plan of Merger (as may be amended from time to time, the “merger agreement”) with Parent and C2023 Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”), providing that, on the terms and subject to the conditions of the merger agreement, Acquisition Sub will merge with and into Avantax (the “merger”), whereupon Avantax will continue as the surviving corporation and a wholly-owned subsidiary of Parent. At the special meeting, Avantax will ask you to adopt the merger agreement and approve other proposals related to the merger.

At the effective time of the merger (the “effective time”), each share of Avantax common stock issued and outstanding immediately prior to the effective time (other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent, Acquisition Sub or any of their respective wholly-owned subsidiaries (other than, in the case of clause (i) or (ii), shares held on behalf of a third party) and (iii) held by stockholders who are entitled to, and who have properly exercised and perfected their demand for, appraisal rights in compliance with Section 262 of the General Corporation Law of the State of Delaware) will be canceled and automatically converted into the right to receive $26.00 in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the accompanying proxy statement, including the annexes attached to it and the documents and information incorporated by reference in it. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

Avantax’s board of directors (the “Board”) carefully reviewed and considered numerous factors, as more fully described in the proxy statement, including the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. By a unanimous vote, the Board (i) determined and declared that the merger agreement and the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger, are advisable and in the best interests of Avantax and its stockholders, (ii) approved and declared advisable the execution, delivery and performance of the merger agreement and, subject to the adoption of the merger agreement by Avantax stockholders, the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger, (iii) directed that a proposal to adopt the merger agreement be submitted to a vote at a special meeting of Avantax stockholders and (iv) upon the terms and subject to the conditions set forth in the merger agreement, resolved to recommend that Avantax stockholders adopt the merger agreement and vote “FOR” the other proposals described in the accompanying proxy statement. Accordingly, the Board has unanimously recommended a vote “FOR” the proposal to adopt the merger agreement and the other proposals related to the merger described in the accompanying proxy statement.

Your vote is very important. Whether or not you plan to attend the special meeting and regardless of the number of shares you own, your careful consideration of, and vote on, the proposal to adopt the merger agreement and the other proposals related to the merger described in the accompanying proxy statement are important, and we encourage you to vote promptly. The merger cannot be completed unless the merger agreement is adopted by stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting. The failure to vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

Even if you plan to attend the special meeting, after reading the accompanying proxy statement, please make sure to vote your shares promptly by completing, signing and dating the accompanying proxy card and returning it in the enclosed prepaid envelope or by voting by telephone or via the Internet by following the instructions on the accompanying proxy card. Instructions regarding all three methods of voting are provided on the proxy card. If you attend and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, which will have the same effect as voting “AGAINST” the adoption of the merger agreement.

If you hold shares through an account with a bank, broker, trust or other nominee, please follow the instructions you receive from such bank, broker, trust or other nominee to vote your shares. Your bank, broker, trust or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, which will have the same effect as voting “AGAINST” the adoption of the merger agreement.

Thank you in advance for your continued support and your consideration of this matter.

Sincerely,

Georganne C. Proctor	Christopher W. Walters
Chair of the Board of Directors	Chief Executive Officer and Director

Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

3200 Olympus Boulevard, Suite 100,

Dallas, Texas 75019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2023

To the stockholders of Avantax, Inc.:

A special meeting (as may be postponed or adjourned from time to time, the “special meeting”) of stockholders of Avantax, Inc. (“Avantax”) will be held on November 21, 2023 at 9:00 a.m. Central Time in a virtual meeting format via live webcast for the following purposes:

1.

To consider and vote on a proposal (the “Merger Agreement Proposal”) to adopt the Agreement and Plan of Merger, dated as of September 9, 2023 (as may be amended from time to time, the “merger agreement”), by and among Avantax, Aretec Group, Inc., a Delaware corporation (“Parent”), and C2023 Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”);

2.

To consider and vote on a proposal (the “Non-Binding Compensation Advisory Proposal”) to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger of Acquisition Sub with and into Avantax, as contemplated by the merger agreement (the “merger”); and

3.

To consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Stockholders of record at the close of business on October 13, 2023 are entitled to notice of, and to vote at, the special meeting.

For more information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the copy of the merger agreement attached as Annex A to the proxy statement.

The special meeting will be held in a virtual format. You may register to attend the special meeting by accessing https://www.cesonlineservices.com/avtasm_vm.

Avantax’s board of directors (the “Board”) has unanimously recommended that at the special meeting you vote “FOR” the Merger Agreement Proposal, “FOR” the Non-Binding Compensation Advisory Proposal and “FOR” the Adjournment Proposal.

To assure that your shares are represented at the special meeting, regardless of whether you plan to attend the special meeting by means of remote communication, we urge you to submit your vote as soon as possible by mail, by telephone or via the Internet. We have enclosed a return envelope, which requires no postage if mailed in the United States. Alternatively, you may vote by telephone or via the Internet. Instructions regarding each of the methods of voting are provided on the enclosed proxy card. If you are a stockholder of record voting by telephone or via the Internet, then your voting instructions must be received by 11:59 p.m. Eastern Time on the day before the special meeting. If your shares are held in “street name” through a bank, broker, trust or other nominee, you should instruct your bank, broker, trust or other nominee on how to vote your shares in accordance with the voting instructions furnished by your bank, broker, trust or other nominee as soon as possible. Your bank, broker, trust or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, which will have the same effect as voting “AGAINST” the adoption of the merger agreement. Your proxy is being solicited by the Board.

If you have any questions about the merger or how to submit your proxy, or if you need additional copies of the accompanying proxy statement or the enclosed proxy card or voting instructions, please call Avantax’s proxy solicitor, Morrow Sodali LLC, toll-free at (800) 662-5200.

If you fail to return your proxy, vote by telephone or via the Internet or attend the special meeting by means of remote communication, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, and it will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

By Order of the Board,

Tabitha Bailey

Chief Legal Officer and Corporate Secretary

Dallas, Texas

October 16, 2023

Please Vote—Your Vote is Very Important

i

Annex A—Agreement and Plan of Merger

Annex B—Opinion of PJT Partners LP

ii

SUMMARY TERM SHEET

This summary term sheet highlights certain information in this proxy statement, but may not contain all of the information that may be important to you. Accordingly, you are encouraged to read this proxy statement carefully and in its entirety, including the annexes attached to this proxy statement and the documents and information incorporated by reference in this proxy statement for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about Avantax, Inc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 130. This proxy statement is dated October 16, 2023 and is first being mailed to Avantax, Inc. stockholders on or about October 16, 2023.

Introduction

On September 9, 2023, Avantax, Inc., a Delaware corporation formerly known as Blucora, Inc. (“Avantax” or the “Company”), agreed to be acquired by Aretec Group, Inc., a Delaware corporation that does business as Cetera Holdings. If the merger (as defined below) is completed, each outstanding share of Avantax common stock will be converted into the right to receive an amount in cash equal to $26.00 per share (without interest and subject to any applicable withholding taxes), subject to certain exceptions as described below.

The Parties

Avantax is a leading provider of integrated tax-intelligent wealth management services and software, assisting consumers, small business owners, tax professionals, financial professionals and certified public accounting firms. Its integrated tax-intelligent wealth management services consist of the operations of Avantax Wealth Management and Avantax Planning Partners. Avantax’s principal executive offices are located at 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, and its telephone number is (972) 870-6400.

Aretec Group, Inc., a Delaware corporation (“Parent”), is a holding company that does business as Cetera Holdings and is the holding company of Cetera Financial Group. Parent’s principal executive offices are located at c/o Cetera Financing Group, Inc., 200 North Pacific Coast Highway, Suite 1200, El Segundo, California 90245, and its telephone number is (866) 489-3100.

C2023 Sub Corp., a Delaware corporation (“Acquisition Sub”), is a wholly-owned subsidiary of Parent and was formed on August 31, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Acquisition Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of Avantax. Upon completion of the merger, Acquisition Sub will merge with and into Avantax, whereupon the separate corporate existence of Acquisition Sub will cease, and Avantax will continue as the surviving corporation and a wholly-owned subsidiary of Parent. Acquisition Sub’s principal executive offices are located at c/o Cetera Financing Group, Inc., 200 North Pacific Coast Highway, Suite 1200, El Segundo, California 90245, and its telephone number is (866) 489-3100.

See the section of this proxy statement entitled “Parties to the Merger” beginning on page 27 for more information.

The Merger

On September 9, 2023, Avantax entered into an Agreement and Plan of Merger (as may be amended from time to time, the “merger agreement”) with Parent and Acquisition Sub, providing that, on the terms and subject to the conditions of the merger agreement, and in accordance with the General Corporation Law of the State of

Delaware (the “DGCL”), Acquisition Sub will merge with and into Avantax (the “merger”), and at the effective time of the merger (the “effective time”): (i) the separate corporate existence of Acquisition Sub will cease and (ii) Avantax will continue as the surviving corporation of the merger and a wholly-owned subsidiary of Parent. Throughout this proxy statement, the term “surviving corporation” is used to refer to Avantax as the surviving corporation following the merger.

The effective time will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Avantax, Parent and Acquisition Sub may agree and specify in the certificate of merger).

If the merger is completed, you will not own any shares of capital stock of the surviving corporation as a result of the merger. At the effective time, each share of Avantax common stock issued and outstanding immediately prior to the effective time (other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent, Acquisition Sub or any of their respective wholly-owned subsidiaries (other than, in the case of clause (i) or (ii), shares held on behalf of a third party) and (iii) held by stockholders who are entitled to, and who have properly exercised and perfected their demand for, appraisal rights in compliance with Section 262 of the DGCL) will be canceled and will be automatically converted into the right to receive $26.00 in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

As a result of the merger, Avantax will cease to be a publicly-traded company, and shares of Avantax common stock will no longer be listed or traded on Nasdaq or any other public market. In addition, the registration of shares of Avantax common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

See the section of this proxy statement entitled “The Merger” beginning on page 36 for more information.

The Special Meeting

The special meeting of Avantax stockholders will be held on November 21, 2023 at 9:00 a.m. Central Time in a virtual meeting format via live webcast for the following purposes:

1.	To consider and vote on a proposal (the “Merger Agreement Proposal”) to adopt the merger agreement;

2.

To consider and vote on a proposal (the “Non-Binding Compensation Advisory Proposal”) to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger; and

3.

To consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

See the section of this proxy statement entitled “The Special Meeting” beginning on page 28 for more information on the special meeting, including how to vote your shares of Avantax common stock.

Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement

Each holder of record of shares of Avantax common stock as of the close of business on October 13, 2023, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. You will be entitled to one vote for each share of Avantax common stock that you owned on the record date for the special meeting. As of the record date for the special meeting, there were 36,811,099 shares of Avantax common stock issued and outstanding and entitled to vote at the special meeting. The adoption of the merger agreement requires the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting.

The presence at the special meeting, by means of remote communication or represented by proxy, of the holders of 18,405,550 shares of Avantax common stock (a majority of the outstanding shares of Avantax common stock entitled to vote as of the record date for the special meeting) constitutes a quorum for the special meeting.

See the sections of this proxy statement entitled “The Special Meeting—Record Date and Quorum” and “The Special Meeting—Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement” beginning on page 28 for more information.

How to Vote

Stockholders of record have a choice of voting by proxy by completing a proxy card and mailing it in the prepaid envelope provided, by calling a toll-free telephone number or via the Internet. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which voting options are available to you. The telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on November 20, 2023, the day before the special meeting.

If you wish to vote at the special meeting by means of remote communication and your shares are held in the name of a bank, broker, trust or other nominee, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other nominee authorizing you to vote at the special meeting. Under applicable stock exchange rules, banks, brokers, trusts and other nominees have the discretion to vote on routine matters, but not on non-routine matters. The proposals to be considered at the special meeting are all non-routine matters, and banks, brokers, trusts and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker, trust or other nominee on how you wish to vote your shares.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing shares of Avantax common stock will be mailed to those stockholders who hold certificated shares if the merger is completed.

If you have any questions about how to vote or direct a vote in respect of your shares of Avantax common stock, you may contact Avantax’s proxy solicitor, Morrow Sodali LLC (“Morrow Sodali”), toll-free at (800) 662-5200.

See the section of this proxy statement entitled “The Special Meeting—How to Vote” beginning on page 30 for more information.

The Board’s Reasons for Recommending the Adoption of the Merger Agreement

Avantax’s board of directors (the “Board”) carefully reviewed and considered numerous factors, including the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. By a unanimous vote, the Board determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable and in the best interests of Avantax and its stockholders, and approved and declared advisable the execution, delivery and performance of the merger agreement and, subject to receiving Avantax stockholder approval, the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger. Accordingly, the Board has unanimously recommended a vote “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger and “FOR” the proposal to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

See the section of this proxy statement entitled “The Merger—The Board’s Reasons for Recommending the Adoption of the Merger Agreement” beginning on page 49 for more information.

Opinion of Avantax’s Financial Advisor

PJT Partners LP (“PJT Partners”) was retained by Avantax to act as its financial advisor in connection with the transactions contemplated by the merger agreement and, upon Avantax’s request, to render its fairness opinion to the Board in connection therewith. Avantax selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of Avantax’s industry and its knowledge and understanding of the business and affairs of Avantax. At a meeting of the Board on September 9, 2023, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated September 9, 2023, to the Board to the effect that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the merger consideration to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting Shares (each, as defined in the merger agreement)) was fair to such holders, from a financial point of view.

The full text of PJT Partners’ written opinion delivered to the Board, dated September 9, 2023, is attached as Annex B and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Board and is subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Board, in its capacity as such, in connection with and only for purposes of its evaluation of the transactions contemplated by the merger agreement, and PJT Partners’ opinion does not constitute a recommendation as to any action the Board should take with respect to any such transactions or how any holder of shares of Avantax common stock should vote or act with respect to the transactions contemplated by the merger agreement or any other matter. The summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion, which is attached as Annex B.

Market Price and Dividend Data

Shares of Avantax common stock are listed on Nasdaq and trade under the symbol “AVTA.” On July 10, 2023, the last full trading day before media reports that Avantax may be exploring a sale, the closing price for Avantax common stock was $23.35 per share. On September 8, 2023, the last full trading day before the execution of the merger agreement, the closing price for Avantax common stock was $19.95 per share. On October 16, 2023, the latest practicable trading day before the filing of this proxy statement, the closing price for Avantax common stock was $25.62 per share.

See the section of this proxy statement entitled “Market Price and Dividend Data” beginning on page 126 for more information.

Consequences if the Merger is Not Completed

If the proposal to adopt the merger agreement does not receive the required approval from Avantax stockholders, or if the merger is not completed for any other reason, holders of shares of Avantax common stock will not receive any consideration from Parent or Acquisition Sub for their shares of Avantax common stock. Instead, Avantax will remain a publicly-traded company, and Avantax common stock will continue to be listed and traded on Nasdaq. In addition, if the merger agreement is terminated under specified circumstances, Avantax will be obligated to pay Parent a termination fee of $32,338,491 (the “Avantax termination fee”). Upon termination of the merger agreement under certain other specified circumstances, Parent will be obligated to pay Avantax a termination fee of $82,129,502 (the “Parent termination fee”).

See the section of this proxy statement entitled “The Merger—Consequences if the Merger is Not Completed” beginning on page 78 for more information.

Treatment of Company Equity Awards, Company ESPP and Company Equity Plans

Pursuant to the terms of the merger agreement:

•

At the effective time, each option to purchase shares of Avantax common stock (other than any options granted under the Company ESPP (as defined below)) (a “Company Option”) (whether or not vested) that is outstanding immediately prior to the effective time will automatically vest (if unvested) and be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the merger consideration over (B) the per-share exercise price for such Company Option multiplied by (ii) the total number of shares of Avantax common stock underlying such Company Option; provided that, if the per-share exercise price of such Company Option is equal to or greater than the merger consideration, such Company Option will be canceled without any cash payment or other consideration being made in respect thereof.

•

At the effective time, each outstanding restricted stock unit of Avantax that vests solely on the basis of time (a “Company RSU”) (except any Company RSU that is granted on or after January 1, 2024 in accordance with the terms of the merger agreement (each, a “Permitted 2024 RSU”) to any non-employee financial professional) that is outstanding immediately prior to the effective time will automatically be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company RSU (determined in the manner described below) multiplied by (ii) the merger consideration. The number of shares of Avantax common stock underlying a Company RSU for this purpose will be determined as follows: (1) for Company RSUs granted prior to the date of the merger agreement, equal to the total number of shares of Avantax common stock underlying such Company RSU and (2) for Permitted 2024 RSUs (except any Permitted 2024 RSUs granted to any non-employee financial professional), equal to the product of (A) the total number of shares of Avantax common stock underlying such Permitted 2024 RSUs and (B) the quotient of the number of days actually worked between the date of grant of such Permitted 2024 RSUs and the effective time divided by the total number of days in the vesting period for such Permitted 2024 RSUs, which vesting period will in no event be less than three years from the date of grant of such Permitted 2024 RSUs. Except as otherwise described below with respect to any Permitted 2024 RSUs granted to any non-employee financial professional, any Company RSU (or any portion thereof) that does not vest in accordance with the above will be canceled and terminated without consideration immediately prior to the effective time.

•	At the effective time, each outstanding performance stock unit of Avantax that vests on the basis of time and the achievement of performance targets (a “Company PSU”) (except any Company PSU that is granted on or after January 1, 2024 in accordance with the terms of the merger agreement (each, a “Permitted 2024 PSU”) to any non-employee financial professional) that is outstanding immediately prior to the effective time will automatically be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company PSU (determined in the manner described below) multiplied by (ii) the merger consideration. The number of shares of Avantax common stock underlying a Company PSU for this purpose will be determined as follows: (1) for Company PSUs (or portions thereof) granted prior to the date of the merger agreement for which the performance period has been completed prior to the effective time, based on the actual level of performance (as determined by the Board or a committee of the Board prior to the effective time in good faith consistent with past practices) through the end of such performance period; (2) for Company PSUs (or portions thereof) granted prior to the date of the merger agreement for which the performance period has not expired as of the effective time, based on the greatest of (i) the target level of performance, (ii) if the vesting of which is measured by reference to total shareholder return, based on the total shareholder return reflected by the merger consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten business days prior to the effective time) and (iii) if the vesting of which is measured by reference to EBITDA, based on the EBITDA measured as of the effective time (as determined by the Board (or an appropriate committee of the Board)), in each case, determined by assuming shortened performance periods that end as of the effective time and otherwise in good faith consistent with past practices; and (3) for Permitted 2024 PSUs (except any Permitted 2024 PSU granted to any non-employee financial professional), equal to the product of (i) the target number of shares of Avantax common stock underlying such Permitted 2024 PSU and (ii) the quotient of the number of days actually worked between the start of the performance period for such Permitted 2024 PSUs and the effective time divided by the total number of days in the performance period for such Permitted 2024 PSUs, which performance period will in no event be less than three years commencing with the 2024 performance year. Except as otherwise described below with respect to any Permitted 2024 PSU granted to any non-employee financial professional, any Company PSU (or any portion thereof) that does not vest in accordance with the above will be canceled and terminated without consideration immediately prior to the effective time.

•

At the effective time, each Permitted 2024 RSU and each Permitted 2024 PSU, in each case granted to any non-employee financial professional, that is outstanding immediately prior to the effective time, will automatically cease to represent a Permitted 2024 RSU or Permitted 2024 PSU denominated in shares of Avantax common stock and will be converted into and become a right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Avantax common stock underlying such Permitted 2024 RSU or, in the case of Permitted 2024 PSUs, the target number of shares of Avantax common stock, multiplied by (ii) the merger consideration (a “replacement cash award”). However, each replacement cash award will be subject to the same vesting and payment schedules as the Permitted 2024 RSU or Permitted 2024 PSU it replaces (other than performance-based vesting conditions). The vesting schedule applicable to the Permitted 2024 RSU will in no event be less than three years from the date of grant of such Permitted 2024 RSU, and in respect of the performance period applicable to the Permitted 2024 PSU, no less than a three-year performance period commencing with the 2024 performance year (which as applied to a corresponding replacement cash award will result in cliff vesting at the end of such three-year performance period), and in all cases the vesting of a replacement cash award will be subject to the non-employee financial professional’s continuous performance of services to Parent or any of its affiliates through the applicable vesting date.

In this proxy statement, the term “Company Equity Awards” refers to the Company Options, the Company RSUs and the Company PSUs.

The merger agreement provides that, prior to the effective time, Avantax will terminate its equity incentive plans. The merger agreement also provides that immediately prior to and effective as of the effective time, Avantax will terminate its employee stock purchase plan (the “Company ESPP”).

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans” beginning on page 89 for more information.

Interests of Directors and Executive Officers in the Merger

In considering the recommendations of the Board with respect to the merger, Avantax stockholders should be aware that the directors and executive officers of Avantax have certain interests, including financial interests, in the merger that may be different from, or in addition to, the interests of Avantax stockholders generally. The Board was aware of these interests and considered them, among other matters, in evaluating and negotiating the merger agreement, approving the merger agreement and the transactions contemplated thereby, and in making its recommendation that Avantax stockholders vote “FOR” the Merger Agreement Proposal.

See the section of this proxy statement entitled “The Merger—Interests of Directors and Executive Officers in the Merger” beginning on page 68 for more information.

Conditions to the Merger

The respective obligations of each party to consummate the merger are subject to the satisfaction or (to the extent not prohibited by law) waiver by Avantax, Parent and Acquisition Sub at or prior to the effective time of the following conditions:

•

the adoption by the affirmative vote of not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the stockholder meeting held for the purpose of voting upon the adoption of the merger agreement (the “Avantax stockholder approval”);

•

the approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”) pursuant to FINRA Rule 1017(a)(4) (the “FINRA approval”) of an application for the approval of the change in ownership and control of Avantax Investment Services, Inc. (the “registered broker-dealer”) resulting from the consummation of the transactions contemplated by the merger agreement having been obtained. However, notwithstanding the foregoing, the FINRA approval will not be required at or prior to the effective time if (i) 30 days have elapsed after FINRA has declared in writing such application “substantially complete” and such application has not been rejected by FINRA; (ii) in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger, the registered broker-dealer has notified FINRA following such application being declared by FINRA as “substantially complete” and at least ten business days prior to the effective time that the parties to the merger agreement intend to consummate the merger pursuant to FINRA Rule 1017(c)(1) prior to the conclusion of FINRA’s review and written approval of such application; and (iii) FINRA has not advised the parties to the merger agreement in writing or orally that (A) they are prohibited from consummating the merger without the FINRA approval (and FINRA did not thereafter also advise the parties in writing that such prohibition is no longer in effect) or (B) FINRA expects to disapprove such application or grant such application only if one or more material restrictions are imposed on Avantax or the registered broker-dealer or Parent or any of its subsidiaries;

•

any waiting period (or any extension thereof, including any agreement with any governmental authority to delay consummation of the merger that was entered into by the parties hereto in accordance with the terms of the merger agreement) applicable to the consummation of the merger under the Hart-Scott-Rodino

Antitrust Improvements Act of 1976 (the “HSR Act”) having expired or having been terminated or early termination thereof having been granted; and

•

no governmental authority of the United States having, after the date of the merger agreement, enacted, issued, promulgated, enforced or entered any law or order which is then in effect and has the effect of restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the merger.

The obligations of Parent and Acquisition Sub to effect the merger are subject to the satisfaction or (to the extent not prohibited by law) waiver by Parent at or prior to the effective time of the following additional conditions:

•

the accuracy of Avantax’s representations and warranties contained in the merger agreement, subject to applicable materiality and other qualifiers, as of (i) the date of the date of the merger agreement and as of the closing date of the merger or (ii) the date in respect of which such representation or warranty was specifically made;

•

Avantax having performed and complied in all material respects with its obligations, covenants and agreements required under the merger agreement to be performed or complied with on or prior to the closing date;

•	no Company material adverse effect (as defined in the merger agreement) having occurred after the date of the merger agreement that is continuing; and

•

Avantax having delivered a certificate to Parent, dated as of the closing date and duly executed by a senior executive officer (or similar authorized person) of Avantax, certifying to the effect that the conditions set forth above have been satisfied.

The obligation of Avantax to effect the merger is subject to the satisfaction or (to the extent not prohibited by law) waiver by Avantax at or prior to the effective time of the following additional conditions:

•

the accuracy of Parent’s and Acquisition Sub’s representations and warranties contained in the merger agreement, subject to applicable materiality and other qualifiers, as of (i) the date of the merger agreement and as of the closing date of the merger or (ii) the date in respect of which such representation or warranty was specifically made;

•

Parent and Acquisition Sub having performed and complied in all material respects with their respective obligations, covenants and agreements required under the merger agreement to be performed or complied with on or prior to the closing date; and

•

Parent having delivered a certificate to Avantax, dated as of the closing date and duly executed by a senior executive officer of Parent, certifying to the effect that the conditions set forth above having been satisfied.

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Conditions to the Merger” beginning on page 113 for more information.

Regulatory Approvals

Under the merger agreement, the respective obligations of Avantax, Parent and Acquisition Sub to complete the merger are subject to, among other things, (i) the expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act, (ii) obtaining the FINRA approval (although the FINRA approval will not be required at or prior to the effective time if certain conditions are satisfied) and (iii) the absence of the enactment, issuance, promulgation, enforcement or entry by any governmental authority of the United States of any law or order after the date of the merger agreement that is in effect and has the effect of restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the merger.

See the section of this proxy statement entitled “The Merger—Regulatory Approvals Required for the Merger” beginning on page 83 for more information.

Financing of the Merger

Avantax anticipates that the total funds needed to consummate the transactions contemplated by the merger agreement, including the payment of the aggregate merger consideration payable for shares of Avantax common stock, the repayment of all indebtedness outstanding under Avantax’s existing credit facility, together with accrued interest and all fees and other obligations of Avantax and its subsidiaries under the credit facility (the “debt payoff amount”), the aggregate amounts payable for Company Equity Awards under the merger agreement and all associated costs, fees and expenses related to the transactions contemplated by the merger agreement (including any fees, premiums and expenses related to the transactions contemplated by the merger agreement and the debt financing and refinancing costs in connection therewith), will be approximately $1.295 billion based upon the number of shares of Avantax common stock and Company Equity Awards as of the close of business on October 1, 2023, and will be funded with debt financing and, at the option of Parent, cash on hand at Parent and its subsidiaries. See the section of this proxy statement entitled “The Merger—Financing of the Merger—Debt Financing” beginning on page 79 for more information.

Restrictions on Solicitation of Competing Proposals

Until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, Avantax has agreed that it will not, and will cause its subsidiaries and direct Avantax’s directors, officers, members of senior management, investment bankers and legal counsel not to, directly or indirectly:

•

initiate, solicit, propose, knowingly encourage or knowingly facilitate or knowingly induce the making of any competing proposal (as defined in the merger agreement) (including by knowingly providing, furnishing or making available any material non-public information relating to Avantax, any of its subsidiaries or their respective businesses, properties or assets or knowingly affording access to any personnel of Avantax or its subsidiaries to any person (or its representatives) in connection with a competing proposal made by such person);

•

continue, enter into, engage in or otherwise participate in negotiations or discussions with, or knowingly furnish any material nonpublic information to, any third party relating to a competing proposal or any inquiry, offer, proposal or request made by such third party that would reasonably be expected to lead to a competing proposal;

•

grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon announcement of, or entering into, the merger agreement) under any pre-existing “standstill” or other similar provision, each of which Avantax will, and will cause the Avantax subsidiaries to, enforce; or

•	agree or resolve to take, or take, any of the actions prohibited by the foregoing.

Notwithstanding anything to the contrary, if, at any time after the date of the merger agreement and prior to the earlier of obtaining the Avantax stockholder approval or the termination of the merger agreement in accordance with its terms, Avantax receives a written competing proposal that did not result from a material breach of the non-solicitation provisions described above and the Board (or a committee of the Board) determines in good faith (after consultation with Avantax’s outside legal and outside financial advisors) that such proposal is or could reasonably be expected to result in a superior proposal (as defined in the merger agreement), then Avantax can engage in negotiations and substantive discussions with, and furnish any information and other access to, any person making such competing proposal and such person’s representatives.

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Restrictions on Solicitation of Competing Proposals” beginning on page 103 for more information.

Termination of the Merger Agreement

Termination Rights Exercisable by Either Parent or Avantax

The merger agreement may be terminated at any time prior to the effective time by either Parent or Avantax:

•	by mutual written consent of Parent and Avantax;

•

if the merger is not consummated on or before 5:00 p.m. (New York City time) on June 9, 2024 (the “termination date”). However, the right to terminate the merger agreement as described in this bullet point will not be available to any party to the merger agreement if the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations contained in the merger agreement has been the proximate cause of, or primarily resulted in, the failure of the closing to have occurred on or before such date;

•

if any governmental authority of the United States has, after the date of the merger agreement, enacted, issued, promulgated, enforced or entered any law or order or taken any other action permanently restraining, enjoining, rendering illegal or otherwise prohibiting the merger, and such law or order or other action has become final and non-appealable. However, the party seeking to terminate the merger agreement as described in this bullet point must have complied with its efforts obligations under the merger agreement before asserting the right to terminate the merger agreement as described in this bullet point. Further, the right to terminate the merger agreement as described in this bullet point will not be available to a party if the issuance of any such law or order or taking of such action after the date of the merger agreement was primarily due to the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform any of its obligations under the merger agreement; or

•

if the Avantax stockholder approval is not obtained at the Avantax stockholders’ meeting duly convened therefor or at any adjournment or postponement thereof at which the merger agreement has been voted upon.

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Either Parent or Avantax” beginning on page 115 for more information.

Avantax Termination Rights

Avantax may terminate the merger agreement if:

•	Parent or Acquisition Sub has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform

(i) would give rise to the failure of an applicable condition to the merger described above to be satisfied, (ii) has been identified by Avantax in a written notice delivered to Parent; and (iii) is not capable of being cured, or is not cured, by Parent or Acquisition Sub on or before the earlier of (x) three business days prior to the termination date and (y) 30 days following Avantax’s delivery of written notice to Parent or Acquisition Sub, as applicable, of such breach. However, Avantax will not have the right to terminate the merger agreement as described in this bullet point if Avantax has breached, or failed to perform, any of its representations, warranties, covenants or agreements contained in the merger agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of an applicable condition to the merger described above not being satisfied;

•

prior to receipt of the Avantax stockholder approval, (i) the Board (or a committee of the Board) has authorized Avantax to enter into a definitive agreement with respect to a superior proposal, (ii) Avantax has complied with its obligations under the merger agreement in respect of such superior proposal and (iii) substantially concurrently with and as a condition to such termination, Avantax has paid (or caused to be paid) to Parent or its designee the Avantax termination fee; or

•

(i) all the applicable conditions to the merger agreement described above have been satisfied (other than those conditions (x) the failure of which to be satisfied is attributable primarily to a breach or failure to perform by Parent or Acquisition Sub of its representations, warranties, covenants or agreements under the merger agreement or (y) that by their terms are to be satisfied at the closing, so long as such conditions in this clause (y) are at the time of termination capable of being satisfied as if such time were the closing, or (to the extent not prohibited by law) waived by the party to the merger agreement entitled to waive such conditions), (ii) Parent and Acquisition Sub have failed to deposit the cash for the exchange fund and deposit the cash payable to holders of Company Equity Awards in accordance with the applicable provisions of the merger agreement, and consummate the merger within two business days following the first date the closing should have occurred pursuant to the terms of the merger agreement and (iii) Avantax has notified Parent in writing that all of the conditions set forth in the merger agreement have been satisfied or, with respect to Avantax’s closing conditions, waived (or would be satisfied or waived if the closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the closing at such time.

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Avantax” beginning on page 115 for more information.

Parent Termination Rights

Parent may terminate the merger agreement if:

•

Avantax has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of an applicable condition to the merger described above to be satisfied, (ii) has been identified by Parent in a written notice delivered to Avantax and (iii) is not capable of being cured, or is not cured, by Avantax on or before the earlier of (x) three business days prior to the termination date and (y) 30 days following Parent’s delivery of written notice to Avantax of such breach. However, Parent will not have the right to terminate the merger agreement as described in this bullet point if Parent or Acquisition Sub has breached, or failed to perform, any of its representations, warranties, covenants or agreements in the merger agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of an applicable condition to the merger described above to be satisfied; or

•

at any time prior to obtaining the Avantax stockholder approval, with respect to the Board’s recommendation that Avantax stockholders vote in favor of the adoption of the merger agreement (the “Avantax recommendation”), the Board has (i) withdrawn, withheld, qualified, amended or modified, or proposed publicly to withdraw, withhold, qualify, amend or modify, in a manner adverse to Parent or Acquisition Sub, the Avantax recommendation or (ii) adopted, approved, declared advisable or recommended, or proposed publicly to adopt, approve, declare advisable or recommend, to Avantax’s stockholders any competing proposal (any such action described in clause (i) or (ii) being referred to as a “change of Avantax recommendation”).

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Termination of the Merger Agreement—Termination Rights Exercisable by Parent” beginning on page 116 for more information.

Termination Fees

Upon termination of the merger agreement under specified circumstances, Avantax will be obligated to pay Parent the Avantax termination fee of $32,338,491. Upon termination of the merger agreement under certain other specified circumstances, Parent will be obligated to pay Avantax the Parent termination fee of $82,129,502. See the section of this proxy statement entitled “The Agreement and Plan of Merger—Expenses; Termination Fees” beginning on page 117 for more information.

Appraisal Rights

Under Delaware law, holders of shares of Avantax common stock are entitled to appraisal rights in connection with the merger, provided that such holders satisfy all of the conditions set forth in Section 262 of the DGCL. A holder of Avantax common stock who properly seeks appraisal and complies with the applicable requirements under Delaware law, and does not thereafter lose his, her or its right to, or properly withdraw his, her or its demand for, appraisal rights will forego the merger consideration and instead receive a cash payment equal to the fair value of his, her or its shares of Avantax common stock in connection with the merger. Fair value will be determined by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) following an appraisal proceeding. Dissenting stockholders will not know the appraised fair value at the time such holders must elect whether to seek appraisal. The ultimate amount dissenting stockholders receive in an appraisal proceeding may be more or less than, or the same as, the amount such holders would have received under the merger agreement.

To seek appraisal, an Avantax stockholder of record must deliver a written demand for appraisal to Avantax before the vote on the merger agreement at the special meeting, not vote in favor of the proposal to adopt the merger agreement, continuously hold the shares of Avantax common stock through the effective time, not withdraw their demand for appraisal or otherwise lose their rights to appraisal and otherwise comply with the procedures set forth in Section 262 of the DGCL. Failure to follow exactly the procedures specified under Delaware law may result in the loss of appraisal rights. Pursuant to Section 262 of the DGCL, assuming that immediately prior to the merger shares of Avantax common stock continue to be listed on Nasdaq, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all holders of shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal rights exceeds 1% of the outstanding shares of Avantax common stock eligible for appraisal or (ii) the value of the merger consideration provided in the merger for such total number of shares exceeds $1,000,000.

See the section of this proxy statement entitled “Appraisal Rights” beginning on page 121 for more information.

Material U.S. Federal Income Tax Consequences of the Merger

The receipt of cash in exchange for shares of Avantax common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (as defined below) who receives cash in exchange for shares of Avantax common stock in the merger will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares converted into the right to receive cash in the merger. Gain or loss will be determined separately for each block of shares of Avantax common stock (that is, shares acquired for the same cost in a single transaction). See the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 79 for more information, and you should consult your tax advisor for a full understanding of how the merger will affect your U.S. federal, state, local and foreign taxes.

Where You Can Find More Information

You can find more information about Avantax in the periodic reports and other information Avantax files with the U.S. Securities and Exchange Commission (the “SEC”), including the documents incorporated by reference in this proxy statement, without charge through the SEC’s website at www.sec.gov. These filings are also available on Avantax’s corporate website at https://investors.avantax.com under “Investors—Financial Information—SEC Filings.”

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting of Avantax stockholders and the merger. These questions and answers do not address all questions that may be important to you as an Avantax stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. See “Where You Can Find More Information” beginning on page 130 of this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On September 9, 2023, Avantax entered into the merger agreement with Parent and Acquisition Sub. You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the proposal to adopt the merger agreement and the other proposals related to the merger described in this proxy statement.

Q:	As a stockholder, what will I receive in the merger?

A:

At the effective time, each share of Avantax common stock issued and outstanding immediately prior to the effective time (other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent, Acquisition Sub or any of their respective wholly-owned subsidiaries (other than, in the case of clause (i) or (ii), shares held on behalf of a third party) and (iii) held by stockholders who are entitled to, and who have properly exercised and perfected their demand for, appraisal rights in compliance with Section 262 of the DGCL) will be canceled and automatically converted into the right to receive $26.00 in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

The receipt of cash in exchange for shares of Avantax common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder (as defined below) who receives cash in exchange for shares of Avantax common stock in the merger will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares converted into the right to receive cash in the merger. Gain or loss will be determined separately for each block of shares of Avantax common stock (that is, shares acquired for the same cost in a single transaction). See the section of this proxy statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 79 for more information, and you should consult your tax advisor for a full understanding of how the merger will affect your U.S. federal, state, local and foreign taxes.

Q:	What will happen to my account under the Avantax ESPP?

A:

The Avantax, Inc. 2016 Employee Stock Purchase Plan (as amended or amended and restated from time to time, the “ESPP”) will terminate in connection with the merger, and the current offering period (which began on May 15, 2023) will be the final offering period. Depending on the exact date of the merger, the current offering period will either continue until its normal expiration on November 14, 2023, or be terminated no later than seven business days before the date the merger is completed. If you were already participating in the final offering period prior to the date of the merger agreement, you may continue to make contributions to the ESPP until the end of the final offering period, but you may not increase your rate of contributions or make any non-payroll contributions, and no new elections to participate in the ESPP may be made.

At the end of the final offering period, all funds in your ESPP account will be used to purchase whole shares of Avantax common stock at a price determined in accordance with the terms of the ESPP, which, if outstanding as of immediately before the effective time of the merger, will then convert into the right to receive a cash payment equal to the product of the merger consideration multiplied by the number of shares you hold in the ESPP (without interest). If you have any funds remaining in your ESPP account, these will be refunded to you in accordance with the terms of the ESPP.

Q:	Where and when will the special meeting of stockholders be held?

A:	The special meeting of Avantax stockholders will be held on November 21, 2023 at 9:00 a.m. Central Time in a virtual meeting format via live webcast.

Q:	Who is entitled to vote at the special meeting?

A:

All stockholders who owned shares of Avantax common stock as of the close of business on October 13, 2023, the record date for the special meeting, are entitled to receive notice of the special meeting and to vote the shares they owned as of the close of business on the record date.

As of the close of business on the record date, 36,811,099 shares of Avantax common stock were outstanding and entitled to vote, and Avantax had 280 stockholders of record. The number of stockholders of record does not include beneficial owners of Avantax common stock who hold their shares in “street name.”

Q:	What proposals will be considered at the special meeting?

A:	At the special meeting, you will be asked to consider and vote on:

•	Merger Agreement Proposal—a proposal to adopt the merger agreement;

•

Non-Binding Compensation Advisory Proposal—a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on or otherwise relates to the merger, as discussed in the section of this proxy statement entitled “The Merger—Interests of Directors and Executive Officers in the Merger—Change in Control Severance Benefits for Executive Officers—Golden Parachute Compensation ” beginning on page 74; and

•

Adjournment Proposal—a proposal to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Q:	What vote is required to approve each of the proposals to be voted on at the special meeting?

A:

The approval of the Merger Agreement Proposal requires the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting. Abstentions from voting and failures to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

The approval of the Non-Binding Compensation Advisory Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. The vote is advisory only and, therefore, is not binding on Avantax or Parent or any of their respective subsidiaries, and, if the merger agreement is adopted by Avantax stockholders and the merger is completed, the compensation that is based on, or otherwise relates to, the merger will be payable to Avantax’s named executive officers even if the Non-Binding Compensation Advisory Proposal is not approved. Abstentions from voting will have the same effect as a vote “AGAINST” the Non-Binding Compensation Advisory Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal. Additionally, if a quorum is not present at the special meeting, the special meeting may be adjourned to another place, date or time by the chair of the meeting.

Q:	How does the Board recommend that I vote on the proposals?

A:

Upon careful consideration, including discussions with Avantax’s management and Avantax’s legal and financial advisors, the Board has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of Avantax and its stockholders and has unanimously recommended that you vote “FOR” the Merger Agreement Proposal, “FOR” the Non-Binding Compensation Advisory Proposal and “FOR” the Adjournment Proposal.

See the section of this proxy statement entitled “The Merger—The Board’s Reasons for Recommending the Adoption of the Merger Agreement” beginning on page 49 for a discussion of the factors that the Board considered in determining to recommend the adoption of the merger agreement. In addition, in considering the recommendation of the Board with respect to the merger agreement, you should be aware that some of Avantax’s directors and executive officers have interests that may be different from, or in addition to, the interests of Avantax stockholders generally. See the section of this proxy statement entitled “The Merger—Interests of Directors and Executive Officers in the Merger” beginning on page 68 for more information.

Q:	Do I need to attend the special meeting?

A:	No. It is not necessary for you to attend the special meeting in order to vote your shares. You may vote by mail, by telephone or via the Internet, as described in more detail below.

Q:	How many shares need to be represented at the special meeting?

A:

The presence at the special meeting, by means of remote communication or represented by proxy, of the holders of 18,405,550 shares of Avantax common stock (a majority of the outstanding shares of Avantax common stock entitled to vote as of the record date for the special meeting) constitutes a quorum for the special meeting. Each holder of record of shares of Avantax common stock as of the close of business on October 13, 2023, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. You will be entitled to one vote for each share of Avantax common stock that you owned on the record date for the special meeting. If you sell or transfer your shares of Avantax common stock after the record date for the special meeting but before the special meeting, you will transfer the right to receive merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares of Avantax common stock, but you will retain your right to vote those shares at the special meeting. As of the record date for the special meeting, there were 36,811,099 shares of Avantax common stock issued and outstanding.

If you are an Avantax stockholder of record and you vote by mail, by telephone or via the Internet or by means of remote communication at the special meeting, then your shares of Avantax common stock will be counted as part of the quorum. If you are a “street name” holder of shares of Avantax common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. If you are a “street name” holder of shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

All shares of Avantax common stock held by stockholders of record that are present by means of remote communication or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned to another place, date or time by the chair of the meeting.

Q:

Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger?

A:

The SEC has adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to, certain corporate transactions, such as the merger. In accordance with the rules promulgated under Section 14A of the Exchange Act, Avantax is providing its stockholders with the opportunity to cast a non-binding advisory vote on compensation that may be paid or become payable to Avantax’s named executive officers in connection with the merger. See the section of this proxy statement entitled “Proposal 2: Non-Binding Compensation Advisory Proposal” beginning on page 34 for more information.

Q:	What will happen if Avantax stockholders do not approve the Non-Binding Compensation Advisory Proposal?

A:

The vote to approve the Non-Binding Compensation Advisory Proposal is a vote separate and apart from the vote to adopt the merger agreement. Approval of the Non-Binding Compensation Advisory Proposal is not a condition to completion of the merger, and it is advisory in nature only, meaning that it will not be binding upon Avantax or Parent or any of their respective subsidiaries or the Board. Accordingly, if the merger agreement is adopted by Avantax stockholders and the merger is completed, the compensation that is based on, or otherwise relates to, the merger will be payable to Avantax’s named executive officers even if this proposal is not approved.

Q:	What do stockholders need to do now?

A:

After carefully reading and considering the information contained in this proxy statement, including the annexes attached to this proxy statement and the documents and information incorporated by reference into this proxy statement, please vote your shares of Avantax common stock in one of the ways described below as soon as possible. You will be entitled to one vote for each share of Avantax common stock that you owned on the record date for the special meeting.

Q:	How do I vote if I am a stockholder of record?

A:	Stockholders of record as of the record date may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•	By Mail—You may submit your proxy by signing, dating and returning your proxy card in the postage-paid envelope provided.

•	By Telephone—You may submit your proxy by touch-tone telephone by calling the toll-free number on the enclosed proxy card.

•	Via the Internet—You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card.

•

At the Virtual Meeting—In order to attend the special meeting, you must register in advance at https://www.cesonlineservices.com/avtasm_vm prior to the deadline of November 20, 2023 at 9:00 a.m. Central Time. Stockholders who attend the special meeting should follow the instructions on the meeting webcast to vote during the meeting. You are encouraged to sign, date and return the proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, regardless of whether you plan to attend the special meeting.

Avantax is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder. The electronic voting procedures provided for the special meeting are designed to authenticate each stockholder by the use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

If you have any questions or need assistance voting, please contact Morrow Sodali LLC (“Morrow Sodali”), Avantax’s proxy solicitor assisting Avantax in connection with the special meeting. Stockholders may call toll-free at (800) 662-5200 or email at AVTA@info.morrowsodali.com. Brokers and banks may call toll-free at (203) 658-9400.

If you are submitting your proxy by telephone or via the Internet, your voting instructions must be received by 11:59 p.m. Eastern Time on the day before the special meeting.

Submitting your proxy by mail, by telephone or via the Internet will not prevent you from voting at the special meeting. You are encouraged to submit a proxy by mail, by telephone or via the Internet even if you plan to attend the special meeting to ensure that your shares of Avantax common stock are represented at the special meeting.

If you return your signed and dated proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Non-Binding Compensation Advisory Proposal and “FOR” the Adjournment Proposal.

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a bank, broker, trust or other nominee) as of the record date, you will receive instructions from your bank, broker, trust or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your bank, broker, trust or other nominee and register in advance to attend the special meeting at https://www.cesonlineservices.com/avtasm_vm prior to the deadline of November 20, 2023 at 9:00 a.m. Central Time by following the instructions described below.

As discussed below, your bank, broker, trust or other nominee may not be able to vote your shares on any matters at the special meeting unless you provide instructions on how to vote your shares. You should instruct your bank, broker, trust or other nominee how to vote your shares by following the directions provided by your bank, broker, trust or other nominee.

Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner?”

A:

If your shares are registered directly in your name with Avantax’s transfer agent, Computershare Shareowner Services LLC (which may be referred to as “Computershare” in the materials you receive), you are considered the “stockholder of record” with respect to those shares, and we have sent this proxy statement directly to you.

If you hold your shares in an account with a bank, broker, trust or other nominee, rather than of record directly in your own name, then the bank, broker, trust or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This proxy statement has been forwarded to you by your bank, broker, trust or other nominee. As the beneficial owner, you have the right to direct your bank, broker, trust or other nominee regarding how to vote your shares, and you are also invited to attend the special meeting.

If you hold shares at a bank, broker, trust or other nominee, it is important that you instruct your broker on how your shares should be voted. Your bank, broker, trust or other nominee has enclosed a voting instruction form for you to use in directing your bank, broker, trust or other nominee as to how to vote your shares. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your bank, broker, trust or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form.

Q:

If my shares are held for me in “street name” by a bank, broker, trust or other nominee, will my bank, broker, trust or other nominee vote those shares for me with respect to the proposals without my direction?

A:

No. If your shares of Avantax common stock are held in “street name,” you are not the “stockholder of record” of such shares. If this is the case, this proxy statement has been forwarded to you by your bank, broker, trust or other nominee. You, as the beneficial holder, generally have the right to direct your bank, broker, trust or other nominee as to how to vote your shares of Avantax common stock. Your bank, broker, trust or other nominee will NOT have the power to vote your shares of Avantax common stock at the special meeting unless you provide instructions to your bank, broker, trust or other nominee on how to vote. If you are a “street name” holder of shares of Avantax common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. You should instruct your bank, broker, trust or other nominee on how to vote your shares with respect to the proposals, using the instructions provided by your bank, broker, trust or other nominee. You may be able to vote by telephone or via the Internet if your bank, broker, trust or other nominee offers these options.

Q:	What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:

Your bank, broker, trust or other nominee will NOT be able to vote your shares of Avantax common stock unless you have properly instructed your bank, broker, trust or other nominee on how to vote. Under applicable stock exchange rules, banks, brokers, trusts and other nominees have the discretion to vote your shares of Avantax common stock on routine matters if you fail to instruct your bank, broker, trust or other nominee on how to vote your shares of Avantax common stock with respect to such matters. The proposals in this proxy statement are non-routine matters, and banks, brokers, trusts and other nominees cannot vote on these proposals without your instructions. It is important that you instruct your bank, broker, trust or other nominee on how to vote your shares with respect to the proposals, using the instructions provided by your bank, broker, trust or other nominee. Because the Merger Agreement Proposal requires the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Additionally, because the Non-Binding Compensation Advisory Proposal and the Adjournment Proposal each require the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal, the failure to provide your nominee with voting instructions will also have the same effect as a vote “AGAINST” each proposal, as applicable, if your shares are otherwise present or represented by proxy at the special meeting. Furthermore, if you fail to provide your nominee with any voting instructions, your shares will not be included in the calculation of the number of shares of Avantax common stock present at the special meeting for purposes of determining whether a quorum is present. You may be able to vote by telephone or via the Internet if your bank, broker, trust or other nominee offers these options. You are invited to attend the special meeting even if you are not a stockholder of record. However, if you are not a stockholder of record, you may not vote your shares at the special meeting unless you obtain a legal proxy, executed in your favor, from such bank, broker, trust or other nominee authorizing you to vote at the special meeting.

Q:	How can I revoke my proxy or change my vote?

A:	You can revoke your proxy or change your vote at any time prior to the special meeting. Only your latest dated proxy will count.

If you are a stockholder of record who has properly executed and delivered a proxy, you may revoke your proxy at any time prior to the special meeting by any of the following means:

•	dating, signing and submitting a new proxy card bearing a later date;

•	voting at a later time via the Internet or by telephone as instructed above (only your latest Internet or telephone proxy will be counted);

•	delivering a written notice to Avantax’s Corporate Secretary prior to the special meeting by any means, including facsimile, stating that your proxy is revoked; or

•	attending the special meeting and voting during the meeting (as described below).

Your attendance at the special meeting will not revoke your proxy unless you specifically request it or you vote at the special meeting. If your shares are held in “street name,” your bank, broker, trust or other nominee should provide instructions explaining how you may change or revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the special meeting

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed within Avantax or to any third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation and certification of votes or (iii) to facilitate a proxy solicitation.

Q:	What if I receive more than one proxy card or set of proxy materials from Avantax?

A:

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all proxy cards you receive from Avantax in the postage-paid envelope provided. If you choose to vote by phone or via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the enclosed proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the enclosed proxy card.

If you have any questions or need assistance voting, please contact Morrow Sodali. Stockholders may call toll-free at (800) 662-5200 or email at AVTA@info.morrowsodali.com. Brokers and banks may call toll-free at (203) 658-9400.

Q:

What happens if I sell or otherwise transfer my shares of Avantax common stock after the record date for the special meeting but before the special meeting? What happens if I sell or otherwise transfer my shares of Avantax common stock after the special meeting but before the effective time?

A:

The record date for the special meeting is earlier than the date of the special meeting and earlier than the expected date of the merger. If you own shares of Avantax common stock as of the close of business on the record date for the special meeting, but transfer your shares prior to the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares, you will retain your right to vote at the special meeting, but the right to receive the merger consideration will pass to the person who holds your shares as of immediately prior to the effective time of the merger. If you sell or transfer your shares of Avantax common stock after the special meeting but before the effective time, the right to receive the merger consideration will pass to the person who holds your shares as of immediately prior to the effective time. In order to receive the merger consideration, you must hold your shares of Avantax common stock through the completion of the merger.

Even if you sell or otherwise transfer your shares of Avantax common stock after the record date for the special meeting, Avantax encourages you to sign, date and return the enclosed proxy or submit your proxy to vote via the Internet or by telephone, or, if your shares are held in “street name” through a bank, broker, trust or other nominee, instruct your bank, broker, trust or other nominee on how to vote your shares using the instructions provided by your bank, broker, trust or other nominee.

Q:	May I exercise dissenters’ rights or rights of appraisal in connection with the merger?

A:

Yes. Under Delaware law, holders of shares of Avantax common stock are entitled to appraisal rights in connection with the merger, provided that such holders meet all of the conditions set forth in Section 262 of the DGCL, which are summarized in this proxy statement. In order to exercise your appraisal rights under Section 262 of the DGCL, if the merger is effected, you must (i) properly submit a written demand to Avantax prior to the stockholder vote on the adoption of the merger agreement, (ii) not vote in favor of the adoption of the merger agreement, (iii) continue to hold your shares of Avantax common stock through the effective time and (iv) not thereafter withdraw your demand for appraisal of such shares or otherwise lose your appraisal rights, in each case, in accordance with the DGCL. The appraisal amount could be greater than, less than or the same as the merger consideration of $26.00 per share you would be entitled to receive under the terms of the merger agreement. If you wish to exercise your appraisal rights, you should carefully review the text of Section  262 of the DGCL, which is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. See the section of this proxy statement entitled “Appraisal Rights” beginning on page 121 for more information. Failure to timely and properly comply with the procedures specified in Section 262 of the DGCL may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will still be entitled to receive the merger consideration of $26.00 per share.

Q:	If I hold my shares in certificated form, should I send in my stock certificates now?

A:

No. After the merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the payment agent in order to receive the appropriate cash payment for the shares of Avantax common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card.

Q:	What will happen to my outstanding Avantax stock options in the merger?

A:

If you exercise any vested Company Options prior to the effective time, Avantax’s standard process for such exercise will apply and, to the extent you continue to hold shares of Avantax common stock immediately prior to the effective time of the merger, then such shares will convert into the right to receive $26.00 per share in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

If your Company Options are outstanding immediately before the effective time, they will automatically vest (if unvested) and will automatically be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Avantax common stock underlying such canceled Company Option multiplied by (ii) the excess, if any, of the $26.00 per share merger consideration over the exercise price per share subject to such canceled Company Option (less any required tax withholdings). Any Company Option with an exercise price that is equal to or greater than the per share merger consideration will be canceled without consideration. See the section of this proxy statement entitled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans” beginning on page 89 for more information.

Q:	What will happen to my outstanding Avantax restricted stock unit awards in the merger?

A:

Each Company RSU that is outstanding immediately before the effective time will generally be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company RSU multiplied by (ii) the merger consideration (less any required tax withholdings). However, Company RSUs granted after January  1, 2024 will be treated differently. See the section of this proxy statement entitled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans” beginning on page 89 for more information.

Q:	What will happen to my outstanding Avantax performance-based restricted stock unit awards in the merger?

A:

Each Company PSU that is outstanding immediately before the effective time will generally be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company PSU (determined, if the performance period is completed prior to the effective time, based on the actual level of performance (as determined by the Board or a committee of the Board in good faith consistent with past practices) through the end of such performance period, or, if not, as described in the following sentence) multiplied by (ii) the merger consideration (less any required tax withholdings).

For any Company PSU (or portion thereof) for which the performance period has not expired as of the effective time, the number of shares of Avantax common stock underlying such Company PSU will be determined based on the greatest of: (i) the target level of performance; (ii) if the vesting is measured by reference to total shareholder return, the total shareholder return reflected by the merger consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten business days prior to the effective time); and (iii) if the vesting is measured by reference to EBITDA, the EBITDA measured as of the effective time (as determined by the Board or a committee of the Board), in each case, determined by assuming shortened performance periods that end as of the effective time and otherwise in good faith consistent with past practices.

However, Company PSUs granted after January 1, 2024 will be treated differently. See the section of this proxy statement entitled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans” beginning on page 89 for more information.

Q:	When is the merger expected to be completed?

A:

Avantax and Parent are working toward completing the merger as expeditiously as practicable. Avantax currently anticipates that the merger will be completed by the end of 2023, subject to Avantax stockholder approval, regulatory approval and the satisfaction of other customary closing conditions, but Avantax cannot be certain when or if the conditions to the merger will be satisfied (or, to the extent permitted, waived). The merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived). See the section of this proxy statement entitled “The Agreement and Plan of Merger—Conditions to the Merger” beginning on page 113 for more information.

Q:	What happens if the merger is not completed?

A:

If the Merger Agreement Proposal is not approved by the stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting or if the merger is not completed for any other reason you will not receive any consideration from Parent or Acquisition Sub for your shares of Avantax common stock. Instead, Avantax will remain a publicly-traded company, and Avantax common stock will continue to be registered under the Exchange Act and listed and traded on Nasdaq. Avantax expects that its management will operate its business in a manner similar to that in which it is being operated today and that holders of shares of Avantax common stock would continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of Avantax common stock. Upon termination of the merger agreement under specified circumstances, Avantax will be obligated to pay Parent the Avantax termination fee of $32,338,491. Upon termination of the merger agreement under certain other specified circumstances, Parent will be obligated to pay Avantax the Parent termination fee of $82,129,502. See the section of this proxy statement entitled “The Merger—Consequences if the Merger is Not Completed” beginning on page 78 for more information.

Q:	How do I attend the special meeting?

A:

The special meeting will be held in a virtual meeting format only. You will not be able to attend the special meeting in person. As described above, you (or your authorized representative) are entitled to participate in the special meeting if you were a stockholder of record as of the close of business on the record date or hold a legal proxy for the meeting provided by your bank, broker, trust or other nominee. In order to attend the special meeting, you (or your authorized representative) must register in advance at https://www.cesonlineservices.com/avtasm_vm prior to the deadline of November 20, 2023 at 9:00 a.m. Central Time.

Registering to Attend the Special Meeting—Stockholders of Record. If you were a stockholder of record as of the close of business on the record date, you may register to attend the special meeting by accessing https://www.cesonlineservices.com/avtasm_vm and clicking on the link entitled “Click here to register for the virtual meeting” on that page. On the following screen, you should enter the control number provided on your proxy card.

If you do not have your proxy card, you may still register to attend the special meeting by accessing https://www.cesonlineservices.com/avtasm_vm, but you will need to provide proof of ownership of shares of Avantax common stock as of the record date during the registration process. Such proof of ownership may include a copy of your proxy card received from Avantax or a statement showing your ownership as of the record date.

Registering to Attend the Special Meeting—Beneficial Owners. If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a bank, broker, trust or other nominee) as of the record date, you may register to attend the special meeting by accessing https://www.cesonlineservices.com/avtasm_vm and providing evidence during the registration process that you beneficially owned shares of Avantax common stock as of the record date, which may consist of a copy of the voting instruction form provided by your bank, broker, trust or other nominee, an account statement or a letter or legal proxy from such bank, broker, trust or other nominee.

After registering, Avantax’s tabulator, Corporate Election Services (“CES”), will send you a confirmation email prior to the special meeting with a link and instructions for entering the virtual special meeting.

Although the meeting webcast will begin at 9:00 a.m. Central Time on November 21, 2023 we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the special meeting site will first be accessible to registered stockholders beginning at 8:30 a.m. Central Time on the day of the meeting. All stockholders who register to attend the special meeting will receive an email prior to the special meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chair from hosting the special meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed.

Whether or not you plan to attend the special meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the enclosed proxy card. If you have any difficulty following the registration process, please call toll-free at (800) 662-5200 or email at AVTA@info.morrowsodali.com.

Q:	What happens if the special meeting is postponed or adjourned?

A:

Unless a new record date is fixed, your proxy card will still be valid and may be used to vote your shares of Avantax common stock at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is used to vote your shares of Avantax common stock.

Q:	Who will count the votes and serve as inspector of election?

A:	Avantax retained CES to serve as inspector of election. In such capacity, CES will count and certify votes at the special meeting.

Q:	How do I find out the results of the vote?

A:

The preliminary voting results will be announced at the special meeting. Within four business days of the end of the special meeting, the final results will be published in a Current Report on Form 8-K, which will be filed with the SEC and will also be available at https://investors.avantax.com. If final results are not available within four business days of the end of the special meeting, preliminary results will be published in a Current Report on Form 8-K at that time, and the final results will be published in an amended Current Report on Form 8-K when they are available.

Q:	Where can I find more information about Avantax?

A:

Avantax files periodic reports, proxy statements and other information with the SEC. Avantax’s SEC filings are available to the public on the SEC’s website at www.sec.gov. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 130 for a more detailed description of the information available.

Q:	Whom do I contact if I have questions about the special meeting?

A:	If you have any questions or require any assistance with voting your shares, please contact Avantax’s proxy solicitor:

509 Madison Avenue, 12th Floor

New York, New York 10022

Stockholders Call Toll-Free: (800) 662-5200

Brokers and Banks Call Toll-Free: (203) 658-9400

Email: AVTA@info.morrowsodali.com

If your shares of Avantax common stock are held for you by a bank, broker, trust or other nominee, you should also call your bank, broker, trust or other nominee for more information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, statements regarding the anticipated timing of the consummation of the transactions contemplated by the merger agreement, the effect of the merger and the transactions, if consummated, the sufficiency of the debt financing commitments, consequences if the merger is not completed and Parent’s and Avantax’s expectations regarding consideration to be offered to any stockholder exercising appraisal right. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation:

•	the risk that the transactions contemplated by the merger agreement may not be completed in a timely manner, or at all;

•	the failure to satisfy the conditions to the consummation of the transactions contemplated by the merger agreement, including the receipt of stockholder and regulatory approvals;

•	unanticipated difficulties or expenditures relating to the transactions contemplated by the merger agreement;

•	the effect of the announcement or pendency of the transactions contemplated by the merger agreement on the plans, business relationships, operating results and operations;

•	potential difficulties retaining employees, financial professionals and clients as a result of the announcement and pendency of the transactions contemplated by the merger agreement;

•	the response of employees, financial professionals and suppliers to the announcement of the transactions contemplated by the merger agreement;

•	risks related to diverting management’s attention from Avantax’s ongoing business operations;

•

legal proceedings, including those that may be instituted against Avantax, the Board, Avantax’s executive officers or others following the announcement of the transactions contemplated by the merger agreement; and

•	risks regarding the failure to obtain the necessary financing to complete the transactions contemplated by the merger agreement.

In addition, a description of certain other factors that could affect Avantax’s business, financial condition or results of operations is included in Avantax’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect Avantax’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. Avantax undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

PARTIES TO THE MERGER

Avantax

Avantax, Inc., a Delaware corporation formerly known as Blucora, Inc., is a leading provider of integrated tax-focused wealth management services and software, assisting consumers, small business owners, tax professionals, financial professionals and certified public accounting firms. Its integrated tax-focused wealth management services consist of the operations of Avantax Wealth Management and Avantax Planning Partners.

Avantax became a publicly-traded company in 1998. Shares of Avantax common stock are listed on Nasdaq and trade under the symbol “AVTA.”

Avantax’s principal executive offices are located at 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, and its telephone number is (972) 870-6400. Avantax’s website address is www.avantax.com. The information provided on Avantax’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to Avantax’s website in this proxy statement.

Additional information about Avantax is contained in Avantax’s public filings, which are incorporated by reference in this proxy statement. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 130 for more information.

Parent

Aretec Group, Inc., a Delaware corporation, does business as Cetera Holdings and is the holding company of Cetera Financial Group. Parent’s principal executive offices are located at c/o Cetera Financing Group, Inc., 200 North Pacific Coast Highway, Suite 1200, El Segundo, California 90245, and its telephone number is (866) 489-3100.

Acquisition Sub

C2023 Sub Corp., a Delaware corporation, is a wholly-owned subsidiary of Parent and was formed on August 31, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Acquisition Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of Avantax. Upon completion of the merger, Acquisition Sub will merge with and into Avantax, whereupon the separate corporate existence of Acquisition Sub will cease, and Avantax will continue as the surviving corporation and a wholly-owned subsidiary of Parent. Acquisition Sub’s principal executive offices are located at c/o Cetera Financing Group, Inc., 200 North Pacific Coast Highway, Suite 1200, El Segundo, California 90245, and its telephone number is (866) 489-3100.

THE SPECIAL MEETING

Avantax is furnishing this proxy statement as part of the solicitation of proxies by the Board for use at the special meeting and at any adjournment or postponement of the special meeting.

Date, Time and Place of the Special Meeting

The special meeting is scheduled to be held on November 21, 2023 at 9:00 a.m. Central Time virtually, via live webcast.

Avantax stockholders who wish to attend the special meeting may attend via live interactive webcast at https://www.cesonlineservices.com/avtasm_vm. Avantax stockholders who wish to attend and participate in the special meeting by means of remote communication will need to register at https://www.cesonlineservices.com/avtasm_vm prior to 9:00 a.m. Central Time on November 20, 2023 by entering the control number provided on their proxy card or voting instruction form. Avantax believes that a virtual meeting provides expanded access, improved communication and cost savings for Avantax stockholders.

Purpose of the Special Meeting

At the special meeting, Avantax stockholders of record as of the record date for the special meeting will be asked to consider and vote on the following three proposals:

•	Merger Agreement Proposal—a proposal to adopt the merger agreement;

•

Non-Binding Compensation Advisory Proposal—a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger; and

•

Adjournment Proposal—a proposal to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

Recommendation of the Board

The Board carefully reviewed and considered numerous factors, as more fully described in this proxy statement, including the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. See the section of this proxy statement entitled “The Merger—The Board’s Reasons for Recommending the Adoption of the Merger Agreement” beginning on page 49 for more information. By a unanimous vote, the Board (i) determined and declared that the merger agreement and the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger, are advisable and in the best interests of Avantax and its stockholders, (ii) approved and declared advisable the execution, delivery and performance of the merger agreement and, subject to the adoption of the merger agreement by Avantax stockholders, the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger, (iii) directed that a proposal to adopt the merger agreement be submitted to a vote at a special meeting of Avantax stockholders and (iv) upon the terms and subject to the conditions set forth in the merger agreement, resolved to recommend that Avantax stockholders adopt the merger agreement and vote “FOR” the other proposals described in the accompanying proxy statement. Accordingly, the Board has unanimously recommended that you vote (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Non-Binding Compensation Advisory Proposal and (3) “FOR” the Adjournment Proposal.

Record Date and Quorum

Each holder of record of shares of Avantax common stock as of the close of business on October 13, 2023, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. You will be entitled to one vote for each share of Avantax common stock that you owned on the record date for the special meeting. If you sell or transfer your shares of Avantax common stock after the record date for the special meeting but before the special meeting, you will transfer the right to receive merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares of Avantax common stock, but you will retain your right to vote those shares at the special meeting. As of the record date for the special meeting, there were 36,811,099 shares of Avantax common stock issued and outstanding and entitled to vote at the special meeting. The presence at the special meeting, by means of remote communication or represented by proxy, of the holders of 18,405,550 shares of Avantax common stock (a majority of the outstanding shares of Avantax common stock entitled to vote as of the record date for the special meeting) constitutes a quorum for the special meeting.

If you are an Avantax stockholder of record and you vote by mail, by telephone or via the Internet or virtually at the special meeting, then your shares of Avantax common stock will be counted as part of the quorum. If you are a “street name” holder of shares of Avantax common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. If you are a “street name” holder of shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

All shares of Avantax common stock held by stockholders of record that are present by means of remote communication or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned to another place, date or time by the chair of the meeting.

Stockholders Entitled to Vote; Vote Required to Adopt the Merger Agreement

Merger Agreement Proposal. The approval of the Merger Agreement Proposal requires the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting. Abstentions from voting and failures to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Non-Binding Compensation Advisory Proposal. The approval of the Non-Binding Compensation Advisory Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. The vote is advisory only and, therefore, is not binding on Avantax or Parent or any of their respective subsidiaries, and, if the merger agreement is adopted by Avantax stockholders and the merger is completed, the compensation that is based on, or otherwise relates to, the merger will be payable to Avantax’s named executive officers even if the Non-Binding Compensation Advisory Proposal is not approved. Abstentions from voting will have the same effect as a vote “AGAINST” the Non-Binding Compensation Advisory Proposal.

Adjournment Proposal. The approval of the Adjournment Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. Abstentions from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal. Additionally, if a quorum is not present at the special meeting, the special meeting may be adjourned to another place, date or time by the chair of the meeting.

Effect of Broker Non-Votes

A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Under applicable stock exchange rules, all of the proposals in this proxy statement are non-routine matters, so there can be no broker non-votes at the special meeting. Accordingly, if your shares are held in “street name,” your bank, broker, trust or other nominee will NOT be able to vote your shares of Avantax common stock on any of the proposals, and your shares will not be counted as present in determining the presence of a quorum, unless you have properly instructed your bank, broker, trust or other nominee on how to vote. Because the Merger Agreement Proposal requires the affirmative vote of Avantax stockholders holding not less than 51% of the outstanding shares entitled to vote thereon at the special meeting, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Because the approval of each of the Non-Binding Compensation Advisory Proposal and the Adjournment Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal, and because your bank, broker, trust or other nominee does not have discretionary authority to vote on either proposal, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote “AGAINST” either such proposal, if your shares are otherwise present or represented by proxy at the special meeting.

How to Vote

Stockholders of record have a choice of voting by proxy by completing a proxy card and mailing it in the prepaid envelope provided, by calling a toll-free telephone number or via the Internet. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which voting options are available to you. The telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on November 20, 2023, the day before the special meeting.

If you submit your proxy by mail, by telephone or via the Internet voting procedures, but do not include “FOR,” “AGAINST” or “ABSTAIN” on a proposal to be voted, your shares of Avantax common stock will be voted in favor of that proposal. If you indicate “ABSTAIN” on the Merger Agreement Proposal, the Non-Binding Compensatory Advisory Proposal or the Adjournment Proposal, it will have the same effect as a vote “AGAINST” such proposal.

If you wish to attend and vote at the special meeting, you will need to register at https://www.cesonlineservices.com/avtasm_vm prior to 9:00 a.m. Central Time on November 20, 2023 by entering the control number provided on your proxy card and will need to follow the instructions on the meeting webcast to vote via an electronic ballot during the meeting. Beneficial owners of shares held in “street name” must also provide a “legal proxy” from their bank or broker in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.

If you wish to vote by proxy and your shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your shares of Avantax common stock, your bank, broker, trust or other nominee will NOT be able to vote your shares on any of the proposals.

If you wish to vote at the special meeting and your shares are held in the name of a bank, broker, trust or other nominee, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other nominee authorizing you to vote at the special meeting. If available from your bank, broker, trust or other nominee, you may vote over the Internet or telephone through your bank, broker, trust or other nominee by following the instructions on the voting instruction form provided by your bank, broker, trust or other nominee.

If you do not return your bank’s, broker’s, trust’s or other nominee’s voting instruction form, vote over the Internet or by telephone through your bank, broker, trust or other nominee, submit a proxy or otherwise vote your shares of Avantax common stock in any of the ways described above, it will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, and it will have the same effect as a vote “AGAINST” the Non-Binding Compensation Advisory Proposal or the Adjournment Proposal, as applicable, if your shares are otherwise present or represented by proxy at the special meeting.

If you have any questions about how to vote or direct a vote in respect of your shares of Avantax common stock, you may contact Avantax’s proxy solicitor, Morrow Sodali, toll-free at (800) 662-5200.

YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing shares of Avantax common stock will be mailed to those stockholders who hold certificated shares if the merger is completed.

Revocation of Proxies

Any proxy given by an Avantax stockholder of record may be revoked at any time before it is voted at the special meeting by doing any of the following:

•

by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to Avantax’s Corporate Secretary at 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019;

•	by submitting another proxy by telephone or via the Internet, in accordance with the instructions on the enclosed proxy card;

•	by submitting a later-dated proxy card relating to the same shares of Avantax common stock; or

•	by registering to attend the special meeting using the control number on the enclosed proxy card and voting at the special meeting via an electronic ballot.

“Street name” holders of shares of Avantax common stock should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies. If you have instructed a bank, broker, trust or other nominee to vote your shares, you must follow the instructions received from your bank, broker, trust or other nominee to change your vote.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed one or more times to a later day or time, if necessary or appropriate, including to solicit additional proxies in favor of the adoption of the merger agreement. Your shares will be voted on any adjournment proposal submitted to stockholders in accordance with the instructions indicated in your proxy or, if no instructions are provided, “FOR” the Adjournment Proposal.

If a quorum is present at the special meeting, the special meeting may be adjourned if the Adjournment Proposal receives the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. If a quorum is not present at the special meeting, the special meeting may be adjourned to another place, date or time by the chair of the meeting. In either case, the adjourned meeting may take place without further notice if the time and place, if any, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed during the time scheduled for the meeting on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of the meeting. However, if the adjournment is for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to notice of and to vote at the special meeting. If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but there are insufficient votes at the time of the special meeting to adopt the merger agreement, then Avantax may seek to adjourn, cancel, postpone or reschedule the special meeting, subject to the limitations on such actions in the merger agreement.

Under the merger agreement, Avantax may, at its option, (and shall in the case of clause (ii) below upon the reasonable and timely request of Parent) postpone or adjourn the special meeting and may change the record date thereof to the extent required by law or Avantax’s organizational documents, (i) for the absence of a quorum necessary to conduct the business of the special meeting, (ii) to the extent necessary or advisable, in the judgment of the Board, to allow reasonable additional time for any supplemental or amended disclosure which Avantax has determined in good faith is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Avantax stockholders prior to the special meeting or (iii) to allow additional solicitation of votes or proxies to obtain the Avantax stockholder approval.

Solicitation of Proxies

Avantax is soliciting proxies on behalf of the Board, and Avantax will bear the expenses in connection with the solicitation of proxies. In addition to solicitation by mail, Avantax and its directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.

Avantax has retained Morrow Sodali to assist in the solicitation process. Avantax will pay Morrow Sodali a fee of approximately $25,000 plus reimbursement of certain specified out-of-pocket expenses. Avantax also has agreed to indemnify Morrow Sodali against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Avantax will ask banks, brokers, trusts and other nominees to forward Avantax’s proxy solicitation materials to the beneficial owners of shares of Avantax common stock held of record by such banks, brokers, trusts or other nominees. Avantax will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

Stockholder List

A list of Avantax stockholders entitled to vote at the special meeting will be available for examination by any Avantax stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days ending on the day before the date of the special meeting, in accordance with Delaware law and Avantax’s bylaws. If you wish to inspect the stockholder list, please call the office of the Corporate Secretary at (972) 870-6400 to schedule an appointment during ordinary business hours.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Avantax’s proxy solicitor, Morrow Sodali, toll-free at (800) 662-5200.

PROPOSAL 1: MERGER AGREEMENT PROPOSAL

As discussed elsewhere in this proxy statement, at the special meeting, Avantax stockholders will consider and vote on a proposal to adopt the merger agreement. You should carefully read this proxy statement in its entirety, including the annexes attached to this proxy statement and the documents and information incorporated by reference in this proxy statement, for more detailed information concerning the merger agreement and the merger. In particular, you should read in its entirety the merger agreement, which is attached as Annex A to this proxy statement. See the sections of this proxy statement entitled “The Merger” beginning on page 36 and “The Agreement and Plan of Merger” beginning on page 85 for more information.

The Board has unanimously recommended that Avantax stockholders vote “FOR” the Merger Agreement Proposal.

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Avantax common stock represented by such proxy card will be voted “FOR” the Merger Agreement Proposal.

The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting.

PROPOSAL 2: NON-BINDING COMPENSATION ADVISORY PROPOSAL

Under rules adopted by the SEC to implement requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Avantax is required to provide stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Avantax’s named executive officers that is based on, or otherwise relates to, the merger, as disclosed in the section of this proxy statement entitled “ “The Merger—Interests of Directors and Executive Officers in the Merger—Change in Control Severance Benefits for Executive Officers—Golden Parachute Compensation” beginning on page 74, including the table entitled “Golden Parachute Compensation” and accompanying footnotes. Accordingly, Avantax stockholders are being provided the opportunity to cast a non-binding advisory vote on such payments.

As an advisory vote, this proposal is not binding upon Avantax or Parent or any of their respective subsidiaries or the Board, and approval of this proposal is not a condition to completion of the merger. Because the executive compensation to be paid in connection with the merger is based on the terms of the merger agreement as well as the contractual arrangements with the named executive officers, such compensation will not be affected by the outcome of this non-binding advisory vote, if the merger agreement is adopted by Avantax stockholders and the merger is completed (subject only to the contractual conditions applicable thereto). However, Avantax seeks your support and believes that your support is appropriate because Avantax has a comprehensive executive compensation program designed to link the compensation of Avantax’s executives with Avantax’s performance and the interests of its stockholders. Accordingly, Avantax asks that you vote on the following resolution:

RESOLVED, that the stockholders of Avantax, Inc. approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to the named executive officers of Avantax, Inc. that is based on, or otherwise relates to, the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading of Avantax, Inc.’s proxy statement entitled “ “The Merger—Interests of Directors and Executive Officers in the Merger—Change in Control Severance Benefits for Executive Officers—Golden Parachute Compensation” beginning on page 74 thereof (which disclosure includes the table entitled “Golden Parachute Compensation” as is required pursuant to Item 402(t) of Regulation S-K).

The Board has unanimously recommended that Avantax stockholders vote “FOR” the approval of the Non-Binding Compensation Advisory Proposal.

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Avantax common stock represented by such proxy card will be voted “FOR” the approval of the Non-Binding Compensation Advisory Proposal.

The approval of the Non-Binding Compensation Advisory Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. The approval of the Non-Binding Compensation Advisory Proposal is a vote separate and apart from the vote to approve the Merger Agreement Proposal and does not affect whether the Merger Agreement Proposal is approved.

PROPOSAL 3: ADJOURNMENT PROPOSAL

Avantax may seek to adjourn the special meeting to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

The Board has unanimously recommended that Avantax stockholders vote “FOR” the approval of the Adjournment Proposal.

If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Avantax common stock represented by such proxy card will be voted “FOR” the approval of the Adjournment Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of shares of Avantax common stock present by means of remote communication or represented by proxy at the special meeting and entitled to vote on the proposal. If a quorum is not present at the special meeting, the chair of the meeting may adjourn the meeting.

THE MERGER

Overview

Avantax is seeking the adoption by Avantax stockholders of the merger agreement. Under the terms of the merger agreement, upon the terms and subject to the conditions thereof, Acquisition Sub will merge with and into Avantax, whereupon the separate corporate existence of Acquisition Sub will cease, and Avantax will continue as the surviving corporation and a wholly-owned subsidiary of Parent. The Board has unanimously approved the merger agreement and the transactions contemplated thereby, including the merger, and has unanimously recommended that Avantax stockholders vote “FOR” the Merger Agreement Proposal.

At the effective time, each share of Avantax common stock issued and outstanding immediately prior to the effective time (other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent, Acquisition Sub or any of their respective wholly-owned subsidiaries (other than, in the case of clause (i) or (ii), shares held on behalf of a third party) and (iii) held by stockholders who are entitled to, and who have properly exercised and perfected their demand for, appraisal rights in compliance with Section 262 of the DGCL) will be canceled and will be automatically converted into the right to receive $26.00 in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

Following the completion of the merger, shares of Avantax common stock will no longer be listed or traded on Nasdaq or any other public market. In addition, the registration of shares of Avantax common stock under the Exchange Act will be terminated.

Background of the Merger

As part of Avantax’s strategic planning process, the Board regularly reviews, together with Avantax senior management team, Avantax’s near-term and long-term strategy, performance, positioning and operating prospects with a view toward enhancing stockholder value. In addition, the Board and Avantax senior management team actively monitor and assess industry trends, Avantax’s share price performance and potential strategic initiatives. The Board and Avantax senior management team also periodically discuss actual and potential challenges that Avantax faces in executing its near- and long-term strategy.

On December 19, 2022, Avantax became a pureplay wealth management company upon the closing of the sale of its tax software business, TaxAct, to an affiliate of Cinven for $720 million in cash, with after-tax net cash proceeds of approximately $620 million (the “TaxAct sale”). On that date, Avantax announced that it expected to return $400 million to $450 million of capital to stockholders.

In early January 2023, Genstar Capital Partners LLC, Parent’s financial sponsor (“Genstar”), contacted PJT Partners due to PJT Partners having advised Avantax in the TaxAct sale. During the call, Genstar expressed an interest in meeting with Avantax senior management, which PJT Partners promptly reported to Avantax. After consulting with, and with the consent of, Avantax senior management, PJT Partners indicated to Genstar that Avantax senior management was focused on closing the quarter and fiscal year, aligning Avantax’s business following the TaxAct sale and working on returning cash to stockholders.

On January 27, 2023, Avantax announced that it had commenced a modified “Dutch auction” tender offer to purchase for cash up to $250 million of Avantax common stock (the “Tender Offer”) and on February 24, 2023, the Tender Offer expired (the final results of which were the repurchase of $250 million of the outstanding shares of Avantax common stock (constituting approximately 17.4% of the total number of outstanding shares of Avantax common stock as of February 28, 2023) for $30.00 per share).

Following the expiration of the Tender Offer through mid-May 2023, nine parties, including Genstar, Party A and Party B, contacted Avantax or PJT Partners expressing preliminary interest in exploring a potential strategic transaction involving Avantax. During such time, the Board was kept apprised of the key communications with such parties and meetings with Genstar, Party A and Party B.

On March 3, 2023, Avantax senior management had an introductory meeting with Genstar representatives by videoconference. During that meeting, the Genstar representatives discussed Genstar’s experience in the wealth management business and Genstar’s interest in exploring whether there was value in combining Avantax and Cetera Financial Group, which Genstar held through Parent.

On March 14, 2023, at the invitation of Genstar, members of Avantax senior management and representatives of Genstar had a dinner meeting. Members of Avantax senior management discussed Avantax’s corporate strategy, as articulated publicly, and the Genstar representatives expressed interest in a potential strategic transaction with Avantax.

On March 17, 2023, members of Avantax senior management had a call with representatives of Genstar to discuss Avantax’s publicly available financial information, and following the call, Avantax senior management provided Genstar with a forecast of Avantax’s anticipated corporate cash position as of May 31, 2023 and other high-level information regarding Avantax to align Genstar’s estimates with analyst expectations based on Avantax’s public disclosures.

Also in mid-March 2023, members of Avantax senior management had meetings with representatives of Party A, Party B’s financial sponsor and another financial sponsor that had expressed interest in a potential strategic transaction with Avantax.

On May 17, 2023, the Board held a regularly scheduled in-person meeting, during which the Board discussed the possibility of exploring a potential sale of Avantax (a “Potential Transaction”). In connection with this discussion, the Board invited to the meeting PJT Partners and Sidley Austin LLP, Avantax’s outside legal counsel (“Sidley Austin”). At the meeting, it was discussed that, while no potential proposals to acquire Avantax had been received, several parties (including several strategic parties and financial sponsors with strategic assets) had contacted Avantax and PJT Partners expressing preliminary interest in exploring a Potential Transaction and had met with representatives of Avantax senior management. During the meeting, a representative of Sidley Austin discussed with the Board, among other matters, its fiduciary duties in connection with a decision to explore a potential strategic transaction, including a Potential Transaction, and the Board’s fiduciary duties in connection with a potential change in control transaction. After discussion, the Board authorized Avantax senior management and PJT Partners to contact potential counterparties most likely to be interested in engaging in a Potential Transaction at an attractive valuation (with such group of potential counterparties including strategic parties as well as financial sponsors with and without strategic assets in the wealth management business). The Board further authorized Avantax to enter into confidentiality agreements to facilitate the sharing of limited due diligence information to obtain initial indications of interest. The Board directed Avantax senior management not to have any discussions with any potential counterparties regarding post-closing roles or compensation before the earlier of express Board authorization or the execution of definitive documents providing for a Potential Transaction.

On June 2, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. At the meeting, Avantax senior management reviewed with the Board the Initial Management Projections (such projections are described under “Certain Avantax Unaudited Prospective Financial Information” beginning on page 56) and described the differences between the multi-year plan reviewed by the Board in February 2023 and the Initial Management Projections. Following discussion, the Board authorized PJT Partners and Avantax senior management to provide the Initial Management Projections to the potential counterparties that entered into confidentiality agreements in connection with a Potential Transaction.

On June 5, 2023, as authorized and directed by the Board, PJT Partners began contacting potential counterparties to solicit preliminary indications of interest with respect to a Potential Transaction.

Also on June 5, 2023, a stockholder activist issued a public letter (the “June Letter”) to the Board calling for the Board to publicly commit to a review of strategic alternatives, including the sale of Avantax.

Between June 5, 2023 and June 23, 2023, 12 of the 15 potential counterparties that had been contacted (including Cetera Financial Group, Inc., a subsidiary of Parent (“Cetera Financial”), on June 7, 2023) entered into confidentiality agreements with Avantax containing a customary standstill provision that would terminate under certain circumstances, including the announcement of the execution of a merger or other business combination agreement, (such agreements, the “Confidentiality Agreements”). Following execution of a Confidentiality Agreement, the applicable potential counterparty received access to a preliminary virtual data room including the Bidder Case Projections (as defined in and described under “Certain Avantax Unaudited Prospective Financial Information” beginning on page 56). The 15 potential counterparties included eight of the nine parties that previously contacted management or PJT Partners during the period from March 2023 to mid-May 2023 that had not subsequently indicated that they were no longer interested in exploring a potential strategic transaction with Avantax. For the remainder of this Background of the Merger discussion, the term “Parent” refers to Parent and its affiliates, including Genstar and Cetera Financial.

Between June 12, 2023, and June 22, 2023, at the direction of Avantax, PJT Partners sent to each of the 12 parties that had executed Confidentiality Agreements an initial phase process letter requesting the submission, by June 27, 2023, of written non-binding indications of interest with respect to a Potential Transaction (the “Initial IOIs”). The initial phase process letter requested that potential counterparties provide, among other items, (i) an offer price for all of Avantax’s outstanding equity interests (noting that if a range was provided, the bottom end of the range would be assumed for evaluation purposes), (ii) assumptions underlying the offer price and (iii) the financing contemplated for the Potential Transaction. The process letter also contemplated that the process with respect to a Potential Transaction (the “transaction process”) would, in the Board’s discretion, entail a second round, whereby select potential counterparties would be provided additional due diligence materials and invited to submit a final, definitive written proposal with respect to a Potential Transaction.

Following the distribution of the initial phase process letter, the parties that signed Confidentiality Agreements were invited to meet with Avantax senior management. Of these 12 parties, nine, including Parent, met with Avantax senior management, and the other three declined the opportunity to meet.

Prior to June 27, 2023, six of the 12 parties that entered into Confidentiality Agreements exited the transaction process. All six were financial sponsors without any strategic assets in the wealth management business. In connection with its exit, one of the six, Party C, informally indicated that its offer “could be up to $28.00 per share” but that it would prefer to be paired with another bidder and was not prepared to submit an Initial IOI on its own.

Between June 27, 2023 and June 28, 2023, Avantax received Initial IOIs from the following four strategic potential counterparties, at the following implied total enterprise values (“Implied TEV”) and prices per share: Party A (Implied TEV of $1,229 million; $29.50 per share); Party B (Implied TEV of $1,275 million; $27.75 per share); Party D (Implied TEV of $1,367 million to $1,441 million; $30.00 to $32.00 per share); and Parent (Implied TEV of $1,229 million; $26.00 per share). Unlike the Implied TEVs, the prices per share reflected varying assumptions used by the potential counterparties with respect to Avantax’s balance sheet and fully diluted outstanding share count.

On June 28, 2023, pursuant to a unanimous written consent, the Board established an ad hoc transaction committee of the Board (the “Transaction Committee”), comprised of J. Richard Leaman III (as chair), Georganne C. Proctor and Mark Ernst. The Transaction Committee was created for the purpose of assisting the Board in its review of potential strategic transactions and providing oversight and direction to Avantax senior management and Avantax’s advisors between the meetings of the Board relating to strategic transactions (as a matter of convenience) during Avantax’s consideration and evaluation of a Potential Transaction. The Transaction Committee was not formed due to any existing conflicts of interest. The Transaction Committee was not granted the authority to approve or authorize Avantax entering into any Potential Transaction.

Also on June 28, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. During the meeting, the four Initial IOIs received by that time were discussed. It was noted that several private equity firms with no strategic assets in the wealth management business had exited from the transaction process without submitting any Initial IOIs. Following discussion, the Transaction Committee determined to recommend to the Board that at least three bidders be permitted to proceed to the next round of the transaction process.

On June 29, 2023, Avantax received an oral indication of interest from Party E of $23.81 per share on a net debt basis. Based on discussions with Avantax senior management and the Board and the Initial IOIs received to date, PJT Partners informed Party E that it would not advance to the next round of the transaction process. In addition, Avantax received an Initial IOI from Party F, with an Implied TEV of $1,284 million (and a price of $28.00 per share).

Also on June 29, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. PJT Partners provided the Board with a high-level summary of the current state of the financing market. PJT Partners also discussed with the Board certain preliminary and illustrative valuation analyses prepared by PJT Partners at the direction of Avantax. PJT Partners then updated the Board on the transaction process and discussions with the potential counterparties since the June 2 Board meeting. PJT Partners provided preliminary and illustrative perspectives on the financial aspects of the Initial IOIs. Following discussion, the Board determined to continue to explore a Potential Transaction and to permit each of Party B, Party D and Party F to advance to the next round of the transaction process as the bidders that offered the highest Implied TEV. The Board confirmed the elimination of Party E from the transaction process based on the low comparable value of its bid, instructed PJT Partners to inform Party A and Parent that they would not proceed to the next round of the transaction process unless they submitted revised indications of interest with greater Implied TEV and authorized the Transaction Committee to determine whether to permit Party A or Parent to the next round after it submitted a revised non-binding indication of interest. The Board, Avantax senior management and Avantax’s advisors then discussed next steps, including whether to contact additional potential counterparties in connection with the transaction process. After extensive discussion and considering various factors, including the Board’s belief that no other parties, aside from those currently involved in the transaction process, were likely to offer a higher price than what was contemplated in the Initial IOIs to acquire Avantax and complete the transaction promptly, the Board determined not to instruct PJT Partners to contact additional potential counterparties at that time.

On June 30, 2023, at the direction of the Board, PJT Partners contacted each of Parent and Party A and informed them of the Board’s decision for them not to proceed to the next round of the transaction process unless they submitted revised indications of interest with greater value.

Also on June 30, 2023, representatives of Parent indicated that Parent would not be revising its Initial IOI to increase its offer price, and, at the direction of the Board, PJT Partners informed Parent that it would not proceed to the second round of the transaction process.

On July 2, 2023, Party A reaffirmed the $29.50 per share price stated in Party A’s Initial IOI but indicated that Party A’s estimate of Implied TEV could increase by upwards of $80 million by the time of the closing of a Potential Transaction.

On July 3, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. During the meeting, PJT Partners provided an update on developments and discussions that had occurred since the June 29 Board meeting. The Transaction Committee then discussed next steps and directed PJT Partners to inform Party A that it should focus its efforts on obtaining financing.

On July 7, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes & Boone, LLP, Avantax’s outside legal counsel (“Haynes Boone”), in attendance. During the meeting, the Board received an update regarding the transaction process, including that (i) Parent had not raised its offer price and, thus, had not been permitted to proceed to the second round of the transaction process and (ii) Party A had affirmed its offer of $29.50 per share but indicated it could increase the Implied TEV from that in its Initial IOI and had been directed by Avantax to focus its efforts on securing financing. The Sidley Austin representatives also discussed with the Board the proposed auction drafts of the merger agreement for a Potential Transaction, noting differences between the draft for financial sponsors and the draft for strategic parties, and the Sidley Austin representatives and Avantax senior management provided their recommendations with respect to provisions related to transaction certainty and various other terms. Following discussion, the Board approved the forms of auction draft merger agreement to be provided to the potential counterparties at the appropriate time in the second round of the transaction process.

Also on July 7, 2023, the auction draft merger agreement was provided to each of Party A, Party B, Party D and Party F (collectively, the “Second Round Participants”) via the virtual data room.

On July 11, 2023, certain media reports speculated that Avantax was exploring strategic options, including a potential sale, and that Avantax was working with a financial advisor in connection with such potential sale (the “July Media Reports”).

On July 11, 2023, PJT Partners transmitted to the Board a relationship disclosure letter summarizing PJT Partners’ relevant relationships with Avantax and each of the Second Round Participants.

On July 12, 2023, a financial sponsor contacted Avantax, and another financial sponsor contacted PJT Partners, expressing interest in exploring a Potential Transaction, which PJT Partners promptly reported to Avantax. Neither sponsor provided an indication of value or a timeline on which it would be willing to transact.

On July 12, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. During the meeting, a member of Avantax senior management reported that two financial sponsors had contacted PJT Partners and Avantax since the issuance of the July Media Reports. Following discussion, the Transaction Committee determined not to permit these two financial sponsors to enter the transaction process at the time, including because such sponsors did not have any relevant strategic assets in the wealth management business and, therefore, would not be able to realize (and potentially pay for) any potential synergies in connection with a Potential Transaction and the potential adverse impact on Avantax’s business of a prolonged transaction process.

On July 13, 2023, following the Transaction Committee meeting, a financial advisor to Party G contacted PJT Partners expressing interest in exploring a Potential Transaction, which PJT Partners promptly reported to Avantax.

Also on July 13, 2023, Avantax’s disclosure letter relating to the auction draft merger agreement was provided to the Second Round Participants via the virtual data room.

Also on July 13, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. The Board was provided an update on the Potential Transaction, including issues resulting from the July Media Reports and the three additional parties that had expressed interest in exploring a Potential Transaction since the July Media Reports. During the meeting, representatives of Sidley Austin discussed with the Board its fiduciary duties in connection with a change of control transaction. Discussion followed, during which it was noted, among other things, the following: (i) no financial sponsor without a wealth management asset had submitted an Initial IOI, (ii) the issues for any party that could not extract potential synergies with Avantax’s business to pay as much or more than the Second Round Participants, (iii) the potential adverse impact on Avantax’s business of extending the timeline for the transaction process particularly in light of concerns that the July Media Reports could create additional uncertainty for employees and Avantax’s independent financial professionals that could cause employees and financial professionals to seek employment or affiliation elsewhere and (iv) the downsides of diverting management time toward parties that were not likely to submit competitive bids (and away from the Second Round Participants). Following the discussion, the Board determined not to permit either of the two financial sponsors to enter the transaction process. The Board also authorized the Transaction Committee to determine whether (and, if so, how) to engage with Party G if, after obtaining further information as to Party G’s interest in a Potential Transaction, including Party G’s strategic rationale and whether the Transaction Committee believes Party G’s participation in the transaction process could reasonably be expected to result in a higher price. The Board also authorized the Transaction Committee to determine whether to permit any additional parties to enter into the transaction process and directed the Transaction Committee to inform the Board of any decision by the Transaction Committee to permit any party to enter the transaction process.

Also on July 13, 2023, Avantax senior management had a call with representatives of Party H, which call had been arranged as a result of a general introduction made by Party H’s financial advisors to Avantax senior management on June 29. During the call, the representatives of Party H expressed interest in exploring a Potential Transaction. During that call, and during a follow-up call with PJT Partners representatives, the Party H representatives indicated that they had done a significant amount of valuation work on Avantax based on publicly available information and that they were able to move expeditiously towards announcing a transaction within the next few weeks.

On July 14, 2023, Party A exited the transaction process, citing bandwidth constraints due to other transactions involving Party A and its inability to obtain financing on the desired timeline.

Also on July 14, 2023, representatives of Party I contacted Mr. Walters to express an interest in exploring a Potential Transaction.

On July 15, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. The Transaction Committee was updated on key discussions with the potential counterparties since the July 13 Board meeting, including Party H and Party I, as well as the failure of Party G’s financial advisor to respond to outreach from PJT Partners since July 12. Following discussion, the Transaction Committee determined not to engage further with Party I (including because Party I’s inquiry did not appear serious given that it did not come through existing channels with Avantax senior management) and not to proactively engage with Party G at the time. After considering Party H’s ability to compete against strategic parties, Party H’s reputation for paying competitive multiples, the due diligence and valuation work done to date by Party H based on publicly available information, Party H’s reputation for (and commitment to) being able to work quickly and, despite lacking strategic assets in the wealth management space, Party H’s recent history of having been in advanced discussions with respect to multiple wealth management acquisitions, the Transaction Committee determined to permit Party H to enter the transaction process so long as Party H entered into a confidentiality agreement within 24 hours and then provided an initial indication of value with 48 hours after receiving access to first round due diligence materials and a meeting with Avantax senior management.

On July 16, 2023, at the direction of the Transaction Committee, Mr. Walters provided a written update to the Board regarding the determinations of the Transaction Committee at its July 15 meeting.

Also on July 16, 2023, Party H executed a non-disclosure agreement and was granted access to the virtual data room.

On July 17, 2023, at the direction of the Transaction Committee, PJT Partners spoke with Party G’s financial advisor to discuss the strategic rationale for Party G’s interest in a potential transaction involving Avantax, which PJT Partners reported to the Board at its next meeting.

Also on July 17, 2023, at the direction of the Transaction Committee, PJT Partners sent to Party H a process letter (the “July 17 process letter”) requesting the submission, by no later than July 19, 2023, of a written non-binding indication of interest with respect to a Potential Transaction.

Also on July 17, 2023, Party B exited the transaction process, citing concerns regarding matters relating to Avantax’s indemnification obligations in connection with the TaxAct sale (the “TaxAct matters”), and Party D exited the transaction process, citing concerns regarding differences in go-to-market strategies, anticipated breakage costs, synergy limitations and Party D’s more conservative view of Avantax’s future financial performance as a standalone company than contemplated by the Bidder Case Projections.

Also on July 17, 2023, Mr. Walters provided a written update to the Board regarding Party B’s and Party D’s exit from the transaction process and the conversations with Party G’s financial advisor.

On July 18, 2023, representatives of Party H met with Avantax senior management.

On July 19, 2023, Party H failed to provide an initial indication of interest by the deadline specified in the July 17 process letter.

On July 20, 2023, Party F exited the transaction process, citing concerns regarding differences in go-to-market strategies, anticipated breakage costs and synergy limitations.

On July 22, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. The Transaction Committee was updated on the developments with potential counterparties since the July 15 Transaction Committee meeting, including that, given that Party H had not yet provided an indication of value, Party H was likely to exit the transaction process. Following discussion, the Transaction Committee authorized PJT Partners to contact Party B’s representatives to determine if Party B would be interested in exploring a Potential Transaction, given (i) that even if Party B were to reduce its price from that indicated in its Initial IOI, the price may be in the best interest of stockholders considered against the preliminary financial perspectives reviewed with the Board on June 29 and (ii) concerns regarding the potential adverse impact to Avantax’s business resulting from the June Letter, which were exacerbated by the July Media Reports, including with respect to potential loss of Avantax’s financial professionals and challenges recruiting registered investment advisor (“RIA”) acquisition candidates. Following discussion, the Transaction Committee authorized PJT Partners to proceed as recommended and contact Party B.

Also on July 22, 2023, at the direction of the Transaction Committee, PJT Partners spoke with Party B representatives, who indicated that they would revert after meeting with their advisory board that evening if Party B would be interested in exploring a Potential Transaction.

Also on July 22, 2023, Party H provided PJT Partners with an oral preliminary indication of interest of value of “up to $30 per share,” but did not take a position on the bottom of Party H’s range on value. The Party H representatives indicated that Party H could quickly engage its advisors and announce a transaction before Avantax’s second quarter earnings call in early August but expressed concern regarding committing resources to the transaction process if other parties remained in the transaction process. PJT Partners promptly informed Avantax of this communication.

On July 23, 2023, after receiving an update from PJT Partners, Mr. Walters provided a written update to the Board regarding Party F’s exit from the transaction process, the July 22 Transaction Committee meeting, follow-up conversations with Party B and Party H’s preliminary indication of value.

On July 24, 2023, Party H exited the transaction process, citing its inability to execute definitive transaction documents prior to Avantax’s second quarter earnings announcement and Party H’s hesitancy to compete with potential counterparties with strategic assets in the wealth management business.

Also on July 24, 2023, Mr. Walters and a representative of Party B discussed the TaxAct matters, during which the Party B representative noted Party B’s particular sensitivity respect to insurance coverage matters in light of its recent experience with insurance carriers and that Party B’s due diligence review and analysis with respect to the TaxAct matters would take an extended period of time.

On July 26, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. PJT Partners provided an update regarding discussions with Party B and Party H. Following discussion of the status of the transaction process, including the reasons each participant exited the transaction process, the consensus of the Transaction Committee was to recommend to the Board to terminate the transaction process for a number of reasons, including the potential adverse impact on Avantax’s business of prolonging the transaction process.

On July 27, 2023, after discussion with the Transaction Committee and Avantax senior management regarding Parent’s prior involvement in the transaction process, Avantax senior management consented to PJT Partners noting senior management’s surprise regarding Parent’s overall performance in the transaction process as part of a general conversation with Parent on a variety of topics, which took place later that day. During the PJT Partners discussion with Parent, Parent expressed interest in potentially resuming its exploration of a Potential Transaction and further indicated that its offer price could be higher than previously indicated, subject to Parent’s further diligence and confirmation of certain information.

Later that day, the Board held a videoconference meeting with representatives from senior management, PJT Partners and Sidley Austin in attendance. During the meeting, PJT Partners summarized the July 27 conversation with Parent. The Board, following discussion, then determined to provide Parent a week to perform more due diligence and provide an indication of value and delegated authority to the Transaction Committee to terminate the transaction process if Parent failed to provide an indication of value within such timeframe.

On July 28, 2023, Parent sent to PJT Partners an outline of areas of due diligence Parent would need to complete in order to update its Initial IOI, and, at the direction of the Board, PJT Partners contacted a representative of Parent to communicate that Avantax was willing to allow Parent back into the transaction process on a provisional basis.

On August 4, 2023, the Transaction Committee held a videoconference meeting with representatives of Avantax senior management, PJT Partners and Sidley Austin in attendance. During the meeting, the Transaction Committee received an update regarding discussions with Parent. Following discussion, the Transaction Committee instructed PJT Partners to inform Parent that Parent would need to increase its offer price and deliver a markup of the auction draft of the merger agreement by August 7, 2023.

Later on August 4, 2023, a Parent representative had a call with PJT Partners during which the Parent representative provided a $26.00 per share indication of value, PJT Partners, as instructed by the Board, informed Morgan Stanley & Co. LLC, Parent’s financial advisor (“Morgan Stanley”), that Parent would need to increase its offer and demonstrate conviction to moving expeditiously, including by delivering a markup of the auction draft of the merger agreement.

On August 5, 2023, a Morgan Stanley representative communicated to PJT Partners that Parent would not be increasing its $26.00 per share offer at the time but that Parent would continue its due diligence, including with respect to value, and believed it could execute definitive transaction documents within three weeks. The Morgan Stanley representative also indicated that Parent would provide a detailed workplan, deliver a markup of the auction draft of the merger agreement by August 7, 2023 and deliver a draft exclusivity agreement.

Later in the day on August 5, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. PJT Partners provided the Transaction Committee with an update on the discussions with Parent and Morgan Stanley, and the Transaction Committee considered whether to contact Party C, Party H or any other parties. Following the discussion, it was the consensus of the Transaction Committee to grant Parent access to the second round due diligence materials and to meet before the next Board meeting to decide whether to recommend contacting any other parties in connection with the transaction process.

Also on August 5, 2023, at the direction of the Transaction Committee, Mr. Walters provided a written update to the Board, noting that Parent had reaffirmed its original price of $26.00 per share and that it had been communicated to Parent to find additional value and expeditiously progress its due diligence.

On August 6, 2023, at the direction of Avantax senior management, PJT Partners called a Parent representative to discuss proposed next steps and rules of engagement for the transaction process.

On August 7, 2023, Willkie Farr & Gallagher LLP, Parent’s outside counsel (“Willkie”), sent a markup of the auction draft of the merger agreement, which was preliminary in nature and subject to further due diligence.

On August 8, 2023, Parent sent to PJT Partners a detailed workplan, which contemplated it would take approximately three weeks to reach execution of definitive transaction documents and procure debt financing commitments, subject to receiving exclusivity and assuming appropriate access to information and Avantax management time.

Also on August 8, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. Avantax senior management and PJT Partners provided updates regarding discussions with Parent and Morgan Stanley representatives, and the Sidley Austin and Haynes Boone representatives reviewed with the Transaction Committee the markup of the auction draft merger agreement. After discussing process matters with Avantax senior management and PJT Partners, the Transaction Committee determined to recommend to the Board that Avantax not contact any other parties in connection with the transaction process until, at the earliest, after Avantax’s second quarter earnings call, which was scheduled for August 10, 2023.

Later in the day on August 8, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. The Board was updated on the status of discussions with Parent. Representatives of Sidley Austin and Haynes Boone described the key issues in Parent’s markup of the auction draft of the merger agreement, including that the markup was preliminary and remained subject to Parent’s due diligence. PJT Partners then summarized recent discussions with Morgan Stanley, during which Morgan Stanley representatives indicated high confidence in Parent’s ability to obtain debt financing on a timely basis. After discussing process matters with Avantax senior management and PJT Partners, the Board determined that Avantax should not contact any other parties until, at the earliest, after Avantax’s second quarter earnings announcement. This determination was based on several factors, including reasons provided by each of the Second Round Participants for exiting the transaction process, such as divergent go-to-market strategies and anticipated breakage costs, as well as the absence of any indication that these parties would renew their interest. Additionally, Party C and Party H, the two financial sponsors without strategic assets in the wealth management business, had provided only preliminary, oral indications of interest. The Board believed that these financial sponsors were not as likely to be willing to pay a higher price for Avantax than Parent, including because such sponsors did not have any relevant strategic assets in the wealth management business and, therefore, would not be able to realize (and potentially pay for) any potential synergies in connection with a Potential Transaction.

On August 15, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. PJT Partners provided an update on the status of discussions with Parent, and the Transaction Committee discussed whether to contact any additional parties to participate in the transaction process.

On August 16, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, a Sidley Austin representative discussed with the Board its fiduciary duties in connection with a change of control transaction. After considering factors, including the following, the Board determined not to direct PJT Partners or Avantax senior management to contact any third parties in connection with the transaction process at the time: (i) despite the decline in the price of Avantax common stock following Avantax’s second quarter earnings announcement, no parties had contacted Avantax management or PJT Partners following the earnings announcement to express an interest in exploring a Potential Transaction; (ii) for a number of reasons, Avantax senior management believed Avantax needed a resolution with respect to the transaction process before Avantax’s financial professional conference in early November 2023; (iii) the Second Round Participants had exited the transaction process for reasons that would still exist even if they were approached again, including divergent go-to-market strategies and anticipated breakage costs; (iv) both Party C and Party H had expressed a lack of interest in competing against any strategic parties; (v) each of Party C and Party H would require a significant amount of time to perform its due diligence and there was no assurance that Party C or Party H would submit an offer at $26.00 or more per share (or at all) following completion of due diligence; (vi) Parent was uniquely situated among other strategic parties given that Parent has a broker-dealer dedicated to tax professionals and, therefore, has potential synergies and minimal breakage costs and was likely to be in a better position to provide a greater value than Party C or Party H; (vii) the potential adverse impact on Avantax’s business of a prolonged transaction process; (viii) the likelihood that any merger agreement with Parent would include a right of the Board to terminate for a “superior offer” from a third party with payment of a termination fee; (ix) the fact that both the robust transaction process undertaken to date and the July Media Reports provided ample opportunity for any potentially interested third party to contact Avantax to indicate interest in a Potential Transaction; and (x) the Board could consider whether to contact Party B after obtaining more information relating to insurance coverage with respect to the TaxAct matters.

On August 16, 2023, representatives of Sidley Austin and Haynes Boone had a call with Willkie representatives to provide feedback regarding the key issues raised by Parent’s markup of the auction draft merger agreement.

On August 18, 2023, at the direction of Avantax, PJT Partners had a call with Parent to discuss the overall process. During the call, PJT Partners reiterated the Board’s focus on maximizing value for Avantax’s stockholders and that the Board would analyze any indication of interest it received in light of that goal and against all available alternatives. PJT Partners promptly reported the conversation to Avantax.

On August 20, 2023, Willkie sent a further revised markup to the merger agreement, addressing provisions that had been previously reserved in Parent’s initial markup of the auction draft of the merger agreement.

On August 21, 2023, at the direction of the Board, PJT Partners provided the Board a relationship disclosure letter summarizing PJT Partners’ relevant relationships with Genstar and its portfolio companies, including Cetera Financial.

On August 22, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, the Sidley Austin representatives discussed with the Transaction Committee the key issues in Parent’s markup of the auction draft merger agreement and potential responses thereto, noting, in particular, that Parent’s debt financing plan remained unknown.

On August 24, 2023, representatives of Sidley Austin and Haynes Boone sent a markup of the merger agreement to Willkie.

Also on August 24, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, the Transaction Committee received an update regarding the status of discussions with Parent, and the Transaction Committee provided further feedback regarding positions taken by Parent in the draft merger agreement.

On August 25, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, the Board received an update regarding discussions with Parent, and Avantax’s legal advisors discussed with the Board the key outstanding issues in the markup of the draft merger agreement. At the meeting, Avantax management reviewed with the Board the August Management Projections (such projections are described under “Certain Avantax Unaudited Prospective Financial Information” beginning on page 56), and the Board directed PJT Partners to use the August Management Projections for purposes of its valuation analysis and fairness opinion. The Board also considered whether to contact Party B in light of developments relating to the TaxAct matters, and, after considering factors including the potential adverse impact on Avantax’s business of a prolonged transaction process, that Party B and Parent share debt financing sources, the risk that Parent stops or slows work on a Potential Transaction if Parent were to learn of Avantax’s conversations with Party B, the potential enhanced competitive dynamic that could result from Parent’s learning of Avantax’s conversations with Party B, uncertainty as to whether the developments with respect to the TaxAct matters that would impact Party B’s analysis with respect to a Potential Transaction and the fact that Parent was expected to deliver an updated indication of value shortly, the Board determined to wait until after Parent provided its updated indication of value before determining whether to contact Party B.

On August 28, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, Sidley Austin and Haynes Boone in attendance, during which Avantax senior management provided an update regarding discussions with Parent, and the Board authorized the terms of an engagement letter with PJT Partners with respect to a Potential Transaction, formalizing PJT Partners’ role as Avantax’s financial advisor.

On August 30, 2023, Morgan Stanley contacted PJT Partners to postpone until the next day a previously scheduled call between Parent and PJT Partners, which was to discuss Parent’s updated indication of value, and Morgan Stanley representatives provided an update to PJT Partners regarding the status of Parent’s debt financing arrangements.

Later on August 30, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, PJT Partners updated the Board on the conversations with Parent and Morgan Stanley.

Even later on August 30, 2023, Willkie sent Sidley Austin and Haynes Boone a revised draft of the merger agreement.

On August 31, 2023, PJT Partners and a Parent representative had a call during which the Parent representative indicated that Parent’s proposed purchase price had decreased from $26.00 to $25.00 per share.

On September 1, 2023 and September 2, 2023, PJT Partners engaged with Parent and Morgan Stanley representatives to discuss the items Parent cited for its lower valuation. During the course of the discussions, the Parent representatives indicated to PJT Partners that the additional information supplied could support a value of $25.00 per share and potentially in excess of $25.00 per share, although no definitive per share price above $25.00 was discussed.

On September 2, 2023, Willkie sent Sidley Austin drafts of the debt commitment letter, which the parties negotiated over the next several days.

On the morning of September 2, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, PJT Partners provided an update regarding discussions with Parent since the August 30 Board meeting, including that Parent had decreased its offer from $26.00 per share to $25.00 per share but that a Parent representative had indicated that there was potentially more value than $25.00 per share. In addition, the Board was informed that

Parent’s latest draft of the merger agreement included certain material issues that would need to be addressed, including in relation to debt financing and speed and certainty of closing. Following discussion, the Board directed Avantax senior management and PJT Partners to continue engaging with Parent and its financial advisors to assist Parent in proposing a higher offer price. In addition, after discussion, the Board determined not to direct PJT Partners or Avantax senior management to contact Party B at the time based on a number of factors, including Party B’s view that it would require months for Party B to be able to complete its due diligence review and analysis.

Later on September 2, 2023, a Parent representative indicated to PJT Partners the prospect of potential movement on price but that Avantax would need to respond to Parent’s draft of the merger agreement before Parent would reconvene its investment committee.

On September 3, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, PJT Partners provided an update regarding the September 2 discussions with Parent representatives. It was noted that following such discussions, Avantax senior management had reengaged with respect to due diligence and had instructed Sidley Austin and Haynes Boone to connect with Parent’s legal counsel to discuss the merger agreement. A Haynes Boone representative then updated the Board as to merger agreement discussions that had occurred that morning.

The evening of September 3, 2023, Sidley Austin and Haynes Boone sent Willkie a list summarizing the key open items on the merger agreement, including with respect to transaction certainty and the parties’ respective termination fees.

On September 4, 2023, PJT Partners had a call with Parent representatives and Morgan Stanley representatives. During the call, in addition to confirming that diligence was substantially complete, Parent representatives indicated Parent could pay $26.00 per share, although this offer would be linked to Parent’s response to an issues list prepared by Morgan Stanley and Parent, which the Morgan Stanley representatives then forwarded to PJT Partners. PJT Partners promptly provided this issues list to Avantax.

On September 5, 2023, the Transaction Committee held a videoconference meeting with all but one member of the Board, and representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone, in attendance. During the meeting, PJT Partners updated the Transaction Committee on discussions with Parent representatives since the September 3 Board meeting, and a Haynes Boone representative provided a summary of the key open issues, noting, in particular, that Parent had agreed to a 60-day inside date in lieu of a formal, extended marketing period with respect to its debt financing, subject to approval from its lenders. With input from the other members of the Board who were present, the Transaction Committee provided direction with respect to responses to the matters included on the merger agreement issues list.

Also on September 5, 2023, Avantax and PJT Partners executed the PJT Partners engagement letter, on terms consistent with the August 28 Board authorization, and Sidley Austin and Haynes Boone sent Willkie a revised draft of the merger agreement, reflecting Avantax’s responses to Parent’s positions in the issues list.

On September 6 and 7, 2023, the parties continued to negotiate the merger agreement.

On September 7, 2023, the Transaction Committee held a videoconference meeting with representatives from Avantax senior management, PJT Partners and Sidley Austin in attendance. After discussion, the Transaction Committee directed PJT Partners to deliver the message to Parent that the Board expected more than $26.00 per share and that Parent needed to provide its best and final offer.

Later on September 7, 2023, PJT Partners contacted Parent representatives, as directed by the Transaction Committee. Parent representatives responded that $26.00 per share was its best and final offer.

Later on September 7, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, the Board received an update regarding negotiations with Parent and its representatives, including the day’s prior discussion in which Parent declined to raise its offer from $26.00. During the meeting, the Sidley Austin representatives discussed with the Board the key terms of the merger agreement and debt commitment letter, noting differences from the auction draft and open issues, several of which pertained to transaction certainty, as well as the Board’s fiduciary duties in connection with a potential change in control transaction and related matters. The Board provided guidance with respect to the open issues. During the meeting, Avantax management confirmed that there had been no material changes to Avantax’s projections since the August Management Projections had been discussed with the Board, and senior management also confirmed that no discussions had taken place with Parent regarding post-closing roles or compensation of any members of management. PJT Partners discussed Parent’s debt financing plan, noting the anticipated sources and uses of funds. PJT Partners confirmed that there were no updates to the matters included in the relationship disclosure letter provided to the Board on August 21, and PJT Partners reviewed PJT Partners’ preliminary and illustrative valuation analysis, which was based on the August Management Projections, which were directed for use by the Board.

On September 8 and 9, 2023, representatives of Parent, Avantax, Willkie, Sidley Austin and Haynes Boone negotiated the remaining issues in the merger agreement.

On September 9, 2023, before a previously scheduled Board meeting, Willkie sent Sidley Austin an executed debt commitment letter to be held in escrow.

In the afternoon of September 9, 2023, the Board held a videoconference meeting with representatives from Avantax senior management, PJT Partners, Sidley Austin and Haynes Boone in attendance. During the meeting, PJT Partners, Avantax senior management and Sidley Austin provided an update regarding negotiations with Parent, representatives of Sidley Austin reviewed with the Board the key changes to the transaction documents since the September 7 Board meeting, noting that no open issues remained, and management commented on the final transaction terms.

At the request of the Board, PJT Partners reviewed its financial analyses in connection with the proposed transaction. At the request of the Board, PJT Partners then rendered its oral opinion to the Board (which was subsequently confirmed in writing) to the effect that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the merger consideration to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting Shares (each, as defined in the merger agreement)) was fair to such holders, from a financial point of view. The full text of PJT Partners’ written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion, is attached as Annex B. Following discussion, the Board unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Following conclusion of the Board meeting, concurrently with the delivery of the debt commitment letter, the parties executed the merger agreement.

On September 11, 2023, before the open of trading on Nasdaq, Avantax and Parent issued a press release announcing the execution of the merger agreement.

Recommendation of the Board

At the special meeting of the Board held on September 9, 2023, after careful consideration, including discussions with Avantax’s management and Avantax’s legal and financial advisors, the Board unanimously:

•

Determined and declared that the merger agreement and the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger, are advisable and in the best interests of Avantax and its stockholders;

•

Approved and declared advisable the execution, delivery and performance of the merger agreement and, subject to the adoption of the merger agreement by Avantax stockholders, the consummation by Avantax of the transactions contemplated by the merger agreement, including the merger;

•	Directed that a proposal to adopt the merger agreement be submitted to a vote at a special meeting of Avantax stockholders; and

•	upon the terms and subject to the conditions set forth in the merger agreement, resolved to recommend that Avantax stockholders vote “FOR” the adoption of the merger agreement.

The Board’s Reasons for Recommending the Adoption of the Merger Agreement

In the course of evaluating the merger agreement and the transactions contemplated by the merger agreement, including the merger, and in determining to recommend that Avantax stockholders adopt the merger agreement, the Board consulted with Avantax senior management team, Avantax’s outside legal counsel and Avantax’s independent financial advisor and considered and evaluated a variety of factors over the course of 16 meetings of the Board and an additional 14 meetings of the Transaction Committee since the Board began preliminary discussions regarding the possibility of exploring a potential sale of Avantax on May 17, 2023, including the following factors, each of which the Board believes supports its unanimous determination:

•	Merger Consideration. The Board evaluated the attractiveness of the merger consideration and the financial terms of the merger agreement. In particular, the Board considered the following:

•	The $26.00 per share merger consideration represented:

•	A premium over various prices of Avantax common stock, which premium was:

•	30% over the closing price per share of Avantax common stock on September 8, 2023 (the last trading day prior to the announcement of the transaction);

•	24% over the 30-day volume-weighted average closing price per share of Avantax common stock reported prior to such date;

•	11% over the closing price per share of Avantax common stock on July 10, 2023 (the last trading day prior to the July Media Reports); and

•	11% over the $23.51 per share average price paid by Avantax to repurchase shares of Avantax common stock since the closing of the Tender Offer;

•

A discount to the intraday highest price per share of Avantax common stock over the 52-week period ended September 8, 2023 (the last trading day prior to the announcement of the transaction); in considering this information, the Board took into account the significant changes to Avantax’s business and operations over this period and other factors that impacted

Avantax’s trading price during this period, such as the sale of TaxAct, the Tender Offer, the June Letter released by an activist stockholder on June 5, 2023 calling for Avantax to explore strategic alternatives, including a potential sale of Avantax, and the change in valuation expectations for wealth management companies following the collapse of Silicon Valley Bank and Signature Bank of New York in March 2023 and First Republic Bank in May 2023 and as a result of the related general market perception of greater risk in the entire financial sector since that time; and

•	An implied total enterprise value of $1,239, which represents a multiple of 9.9x TEV / 2023E Adj. EBITDA (Pre-Stock-Based Compensation) (as determined by analysts).

•

The $26.00 per share merger consideration is a fixed cash amount, providing Avantax’s stockholders with certainty of value and liquidity immediately upon the closing of the merger, eliminating for Avantax’s stockholders long-term business and execution risks, as well as risks related to the financial markets generally (including the potential recessionary pressures in the global economy, an uncertain interest rate environment and the current impact of such factors in both the near and long term on the wealth management industry), in comparison to the risks and uncertainties that would be inherent in remaining a stand-alone public company or in engaging in a transaction in which all or a portion of the consideration is payable in stock.

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The Board’s belief that the $26.00 per share merger consideration represented the best and highest consideration that Parent was willing to pay and there was substantial risk of losing Parent’s final offer of $26.00 per share if Avantax continued to pursue a higher price.

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The Board’s belief that the $26.00 per share merger consideration represented the best and highest risk-adjusted return available to Avantax’s stockholders, taking into account the indications of interest received by Avantax in the strategic process and Avantax’s financial plan, prospects and market position and overall industry conditions, including the lower perceived valuation multiples in the wealth management/broader financial industry since the collapse of Silicon Valley Bank, Signature Bank of New York and First Republic Bank and that there is no assurance that valuation multiples for the industry would recover even if U.S. interest rates decrease.

•	Sale Process.

•

The Board considered the competitive exploratory process engaged in by Avantax, in which PJT Partners, at the direction of Avantax, contacted 15 parties potentially interested parties (including a mix of strategic parties and financial sponsors and all of the parties that PJT Partners identified as (i) the most likely to have the interest and ability to undertake and complete a strategic transaction with Avantax (including to obtain financing, if necessary) and (ii) willing and able to pay for potential upside in connection with post-closing RIA acquisitions, cost eliminations and combination benefits), of which 12 executed non-disclosure agreements with Avantax and six submitted initial written indications of interest (inclusive of Parent’s indication of interest).

•

The Board considered the fact that, although three additional potential counterparties contacted Avantax or PJT Partners following the July Media Reports and Avantax entered into confidentiality agreements with one of such potential counterparties, neither Avantax nor PJT Partners had received any written indications of interest from any such potential counterparties.

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Based on (i) the fact that the competitive exploratory process had not resulted in any actionable definitive offers greater than the $26.00 per share merger consideration and (ii) the Board’s view that any other potentially interested parties likely would have contacted Avantax or PJT Partners after the June Letter or after the July Media Reports, the Board believed that it was unlikely that any other party would be willing to acquire Avantax at a price in excess of the $26.00 per share merger consideration.

•

Further, the Board considered that, although Avantax had received an oral non-binding indication of value from Party C of $28 per share and from Party H of “up to $30 per share,” the risks of pursuing a transaction with either Party C or Party H outweighed the advantages, given that both indications were based on only preliminary due diligence, neither Party C nor Party H had any assets in the wealth management space such that it could realize (and pay for) any synergies, both expressed a lack of interest in participating in a competitive process that included any bidders with assets in the wealth management business, Party C had indicated it would prefer to partner with another bidder rather than pursue a potential acquisition of Avantax on its own and there was no assurance that either Party C or Party H would ever acquire all of the outstanding shares of Avantax common stock, including for $26 or more per share.

•	Timing Factors.

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The Board considered that, in light of the balance sheet strength of the potential strategic bidders both due to cash on-hand and historically low leverage levels and Avantax’s strong operating performance in 2023, it was a particularly auspicious time to explore a potential sale of Avantax notwithstanding somewhat challenging financing market conditions.

•

The Board considered that, following the July Media Reports, announcing a potential transaction in the third quarter of 2023 (and not further prolonging the transaction process) would help to limit the negative effects of such media reports on Avantax’s ability to retain employees and financial professionals and attract RIA acquisition candidates, as well as reduce other disruption to Avantax’s business caused by such media reports, and thereby increase the consideration reasonably available to Avantax’s stockholders in a potential transaction.

•	Historical Performance, Stand-Alone Prospects and Strategic Alternatives.

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The Board considered Avantax’s recent and historical financial condition, results of operations and business, including Avantax’s performance during the first half of 2023, the drivers of that performance and expectations as to the likelihood of the continuation of that performance.

•	The Board considered general industry, economic and market risks and conditions, both on a historical and prospective basis, including:

•	Industry consolidation trends;

•	Increasing competitive intensity;

•

The risk of operating the business in an unpredictable interest rate environment for a prolonged period and the potential effects of a high interest rate environment on Avantax’s cost of capital and end client cash balances;

•	The risk and timing of a future recession in the United States; and

•	Recent market volatility,

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The Board considered Avantax’s competitive position in its industry, including the challenges of operating on a smaller scale than, and not having the depth of resources of, certain of Avantax’s competitors as well as Avantax’s inability to achieve the margins of its larger competitors due to Avantax’s public company and other fixed costs.

•	The Board considered the challenges of a smaller scale independent public company, including:

•	Consumer views of the safety of smaller scale operating companies in the wealth management industry in light of recent adverse developments involving regional banking institutions;

•	Avantax’s inability to invest as much in its business as its competitors that do not bear public company costs;

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Difficulty making investments, operational changes and improvements to realize greater long-term organic and inorganic growth and profitability to the extent that such investments, changes and improvements expose Avantax to scrutiny based on its quarter-over-quarter operational and financial metrics and results; and

•	Constraints on Avantax’s leverage as a public company and their effects on Avantax’s ability to make significant RIA acquisitions and obtain sufficient scale with regard to RIAs.

•	The Board considered the risks and uncertainties associated with pursuing management’s strategic business plan in the near and long term, including:

•

Avantax’s ability to execute on and realize anticipated cost efficiencies following the TaxAct sale, recruit and retain financial professionals, limit customer attrition, increase positive net asset flow, achieve operating profit margin expansion and generate revenues in line with market expectations and the August Management Projections;

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The risks and benefits of potential future RIA acquisitions, including difficulties identifying appropriate acquisition targets and executing on targets with sufficient scale to create accretive value and challenges effectively integrating acquired RIAs onto Avantax’s platform on a timely basis;

•	The risk that, in the high interest rate environment, end clients will continue to move cash balances to alternative securities, reducing Avantax’s revenue from cash sweep; and

•	The other risks disclosed under the section entitled “Risk Factors” in Avantax’s most recent annual report on Form 10-K.

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The Board considered its assessment that none of the possible alternatives to the merger was reasonably likely to present superior opportunities for Avantax to create greater value for Avantax stockholders than the merger consideration, taking into account execution risks (including timing and likelihood of effecting such alternatives) as well as business, financial, industry, competitive and regulatory risks.

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Fairness Opinion from PJT Partners. The Board considered the financial presentation of PJT Partners and its oral opinion rendered to the Board on September 9, 2023, subsequently confirmed in its written opinion dated September 9, 2023, to the effect that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the merger consideration to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting Shares (each, as defined in the merger agreement)) was fair to such holders, from a financial point of view. PJT Partners’ written opinion is more fully described in the section of this proxy statement entitled “Opinion of Avantax’s Financial Advisor” beginning on page 61;

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Terms of the Merger Agreement. The Board considered the general terms and conditions of the merger agreement and the course of extensive negotiations of the key provisions thereof with Parent, including Avantax’s and Parent’s respective representations, warranties and covenants, the conditions to their respective obligations to consummate the merger and their ability to terminate the merger agreement (as described in the section of this proxy statement entitled “The Agreement and Plan of Merger—Conditions to the Merger,” beginning on page 113). In particular, the Board considered the following:

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Conditions to Closing the Merger; Likelihood of Closing. The Board considered that the merger was likely to be consummated, including that the merger agreement is subject to limited closing conditions that are customary in nature, Parent’s obligations to use reasonable best efforts to cause the conditions to the merger to be satisfied as expeditiously as possible (including, among other things, Parent’s obligation (subject to limited exceptions) to take all actions necessary to obtain all required consents or approvals from governmental authorities, including under the HSR Act and obtaining the FINRA approval), the expectation that the merger will be approved by Avantax’s stockholders and that no non-governmental third-party consents are conditions to the consummation of the merger.

•

Specific Performance. The Board considered the fact that Avantax is entitled, subject to certain conditions, to specifically enforce the merger agreement, in addition to any other remedies to which Avantax may be entitled.

•

No Financing Condition. The Board considered the absence of a financing condition and the fact that Parent had represented that, assuming the debt financing is funded in accordance with the debt financing commitments, Parent will have sufficient available funds to fund all of the amounts required to be provided by Parent under the merger agreement for the consummation of the transactions contemplated by the merger agreement.

•

Committed Financing. The Board considered that Parent has obtained committed debt financing for the transaction from reputable financial institutions, the limited number and nature of the conditions to the debt financing and the obligation of Parent to use its reasonable best efforts to consummate the debt financing. The Board also considered the requirement that, if the debt financing is not obtained, Parent has an obligation to use reasonable best efforts to obtain alternative financing. The Board considered that the terms of the debt commitment letters made it reasonably likely the debt financing would be consummated. The Board also believed that the debt financing sources would be sufficient to fund the aggregate merger consideration, payments due to holders of options, RSUs and PSUs, all fees and expenses payable by Parent, Acquisition Sub or Avantax on the anticipated closing date and the repayment of indebtedness required to be repaid on the closing date.

•

Parent Termination Fee. The Board considered the fact that the merger agreement provides that, in the event of a failure of the closing of the merger under certain circumstances, Parent will pay Avantax a termination fee of $82,129,502, or approximately 8.0% of the aggregate equity value of the transaction.

•

Ability to Respond to Certain Unsolicited Acquisition Proposals. The Board considered that the structure of the transaction as a one-step statutory merger will result in detailed public disclosure and a substantial period of time prior to consummation of the merger during which an unsolicited superior proposal (as defined in the merger agreement and described under the section of this proxy statement entitled “The Agreement and Plan of Merger—Restrictions on Solicitation of Competing Proposals,” beginning on page 103) could be submitted to the Board. The Board considered Avantax’s ability, under certain circumstances, to furnish information to and conduct negotiations with a third party if the Board (or any committee thereof) determines in good faith, after consultation with Avantax’s outside financial advisor and outside legal counsel, that the third party has made a competing proposal that constitutes or could reasonably be expected to result in a superior proposal.

•	Ability to Change the Board’s Recommendation. The Board considered that the merger agreement provides that:

•

In certain circumstances and subject to the terms and conditions of the merger agreement, the Board is permitted to change its recommendation that Avantax’s stockholders vote in favor of the adoption of the merger agreement and is permitted to terminate the merger agreement to enter into an agreement with respect to a superior proposal (as defined in the merger agreement and described under the section of this proxy statement entitled “The Agreement and Plan of Merger—Restrictions on Solicitation of Competing Proposals,” beginning on page 103) if the Board (or committee thereof) determines in good faith, after consultation with Avantax’s outside financial advisor and outside legal counsel, that the competing proposal constitutes a superior proposal and the failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, subject to complying with Parent’s matching rights and payment to Parent of a termination fee of $32,338,491 (representing approximately 3.15% of the aggregate equity value of the transaction), and the Board believed, based upon the advice of Avantax’s financial and legal advisors, that the amount of the termination fee was unlikely to deter third parties from making competing proposals; and

•

In certain other circumstances not relating to a superior proposal and subject to the terms and conditions of the merger agreement, the Board is permitted to change its recommendation that Avantax’s stockholders vote in favor of the adoption of the merger agreement in response to an intervening event (as defined in the merger agreement and described under the section of this proxy statement entitled “The Agreement and Plan of Merger—Restrictions on Solicitation of Competing Proposals,” beginning on page 103), if the Board (or committee thereof) determines in good faith, after consultation with Avantax’s outside financial advisor and outside legal counsel, that the failure to change its recommendation in response to such intervening event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, which would result in Parent having the right to terminate the merger agreement at which time, Avantax would be required to pay Parent a termination fee of $32,338,491, as further described in the section entitled “The Agreement and Plan of Merger—Expenses; Termination Fees,” beginning on page 117.

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Appraisal Rights. The Board considered that completion of the merger requires the affirmative vote of not less than 51% of the outstanding shares of Avantax common stock and the availability of appraisal rights under Section 262 of the DGCL to Avantax stockholders who do not vote in favor of the adoption of the merger agreement and comply with all of the required procedures under Delaware law, which provides those eligible Avantax stockholders with an opportunity to have a Delaware court determine the fair value of their shares, which may be more than, less than or the same as the amount such stockholders would have received under the merger agreement.

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Terms of the Merger Agreement in General. The Board also considered its belief that the terms of the merger agreement were reasonable and would not discourage other potential acquirers from making an alternative proposal to acquire Avantax.

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the transactions contemplated by the merger agreement, including:

•	Timing. Avantax’s transition of assets to a higher multiple RIA model remains in its early stages, and sector trading multiples have been down since March 2023.

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No Direct Ongoing Participation in the Surviving Corporation’s Potential Upside. Following the merger, Avantax will no longer exist as an independent public company, and Avantax’s existing stockholders will not have an opportunity to continue participating in the surviving corporation’s potential upside as a stand-alone company, including future earnings or growth of the surviving corporation.

•

Taxable Consideration. For United States federal income tax purposes, the $26.00 per share merger consideration will be taxable to Avantax’s stockholders who are entitled to receive such consideration.

•

No Solicitation of Alternative Proposals. The merger agreement prohibits Avantax from soliciting or, subject to certain limited exceptions, engaging in negotiations with respect to unsolicited proposals, and Parent’s matching rights and Avantax’s obligation to pay Parent a termination fee of $32,338,491 if the merger agreement is terminated under certain circumstances, could discourage other potential acquirers from making a competing proposal to acquire Avantax.

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Specific Performance; Cap on Damages. Avantax is limited to seeking specific performance or the $82,129,502 Parent termination fee in the event that Parent breaches the merger agreement or does not close when required, and Avantax is not able to seek other monetary damages. It may be expensive and difficult to collect or enforce such Parent termination fee, and the success of any such action may be uncertain. Avantax is only able to seek specific performance of Parent’s obligation to close upon satisfaction of certain conditions, including that the debt financing has been funded or will be funded at closing if Parent and Acquisition Sub consummated the transactions contemplated under the merger agreement and funded the applicable amounts.

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Interim Restrictions on Business. The merger agreement generally requires Avantax to use commercially reasonable efforts to conduct its operations over which it has control in all material respects in the ordinary course of business, to preserve intact in all material respects its business and maintain in all material respects, its assets, properties, rights and operations in accordance with present practice, and the merger agreement restricts Avantax and its subsidiaries, without Parent’s consent, from taking certain specified actions until the merger is completed, which restrictions may affect Avantax’s ability to execute its business strategies, respond effectively to competitive pressures and industry developments, pursue alternative business opportunities, make appropriate changes to its business and attain its financial and other goals, all of which may adversely impact Avantax’s financial condition and results of operations.

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Potential Failure to Consummate the Merger. The merger might not be consummated in a timely manner or at all, due to a failure of certain closing conditions, some of which are not within Avantax’s control, to be satisfied or (if permissible under applicable law) waived, including certain regulatory approvals.

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Transaction Expenses; Disruption to Operations. Avantax has incurred and will incur substantial expenses in connection with entering into the merger agreement and completing the transactions contemplated by the merger agreement, and Avantax’s management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work, potentially disrupting Avantax’s business operations, during the pendency of the merger, in each case, regardless of whether the merger is consummated. Moreover, the announcement of the merger agreement and pendency of the merger, or the failure to consummate the merger, may harm Avantax’s relationships with its employees and financial professionals (including making it more difficult to attract and retain such employees and financial professionals) and Avantax’s relationships with existing and prospective customers and other third parties.

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Interests of Directors and Officers. Avantax’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of Avantax’s stockholders (such as change-in-control or termination payments). See the section of this proxy statement entitled “Interests of Directors and Executive Officers in the Merger” beginning on page 68.

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Fixed Merger Consideration. The merger agreement provides that for a potential outside date as late as nine months from the signing date of the merger agreement, meaning that absent other termination triggers, neither party can terminate the merger agreement prior to that date, and there is no interest payable on the merger consideration or adjustment for inflation or any other purchase price adjustment regardless of Avantax’s performance during the pendency of the merger.

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Risks of Challenge. Stockholders or others may object to and challenge the merger and take actions that may prevent or delay the closing, including, in the case of stockholders, voting against the adoption of the merger agreement.

The Board concluded that the potentially negative factors associated with the merger were outweighed by the potential benefits that it expected Avantax’s stockholders would receive as a result of the merger, including the belief that the merger would maximize the value received by Avantax’s stockholders and eliminate the risks and uncertainties affecting Avantax’s future prospects as a stand-alone company.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but includes the material factors considered by the Board. In view of the wide variety of factors considered in connection with the Board’s evaluation of the merger and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented, including the factors described above. The factors above are not necessarily presented in order of importance to the Board and its deliberations. The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” on page 26.

Certain Avantax Unaudited Prospective Financial Information

Although Avantax has from time to time provided limited financial guidance to investors, Avantax does not, as a matter of course, otherwise publicly disclose forecasts or internal projections as to future performance, results of operations, earnings or other results beyond the then-current annual period due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of underlying assumptions and estimates.

In May 2023, in connection with the Board’s exploration of a Potential Transaction, as discussed above in the section entitled “The Merger—Background of the Merger,” beginning on page 36, at the request of the Board, Avantax management prepared certain preliminary, non-public, unaudited prospective financial information for fiscal years 2023 to 2028 (the “Initial Management Projections”). The Initial Management Projections were based on the same assumptions as the forecast prepared by management in the ordinary course of business and accepted by the Board in February 2023 except that the Initial Management Projections contemplated:

•

a decrease in Sweep Income from 2023 to 2025 as a result of factors including a decrease in cash balances, a $6 million annual fee incurred in connection with the implementation of a collar hedging program and a change from 3.8% to 3.1% of the projected average of the forward federal funds curve in 2025; and

•	the commencement of cost savings initiatives in early 2024 and grown at a 5% assumed rate of inflation.

At the June 2, 2023 Board meeting, Avantax senior management reviewed the Initial Management Projections with the Board, and the Board accepted the Initial Management Projections and authorized Avantax management to provide the Initial Management Projections to PJT Partners and potential bidders, including Parent, who entered into confidentiality and standstill agreements with Avantax.

In June 2023, Avantax senior management prepared certain preliminary, non-public, unaudited prospective financial information for fiscal years 2023 to 2028 that were based on the Initial Management Projections but also assumed (i) the execution of an RIA acquisition plan resulting in approximately $2 billion of acquired assets per year, (ii) $5 million of run-rate cost savings take effect on June 30, 2024 and an incremental $4 million of run-rate cost savings take effect on January 1, 2025, (iii) public company cost savings as of January 1, 2024 and (iv) additional combination benefits (the “Bidder Case Projections”). The Bidder Case Projections were shared with the Board, Parent and the other potential bidders who entered into confidentiality and standstill agreements with Avantax.

In August 2023, Avantax senior management prepared certain preliminary, non-public, unaudited prospective financial information for fiscal years 2023 to 2028 that were based on the Initial Management Projections, updated to reflect actual results through June 30, 2023 and the forward Federal funds rate as of August 23, 2023, and that also assumed (1) RIA acquisitions resulting in approximately $2 billion of acquired assets per year and (2) $5 million of run-rate cost savings take effect on June 30, 2024 and an incremental $4 million of run-rate cost savings take effect on January 1, 2025 (the “August Management Projections” and together with the Initial Management Projections and the Bidder Case Projections, the “Financial Projections”).

At the August 25, 2023 Board meeting, Avantax senior management reviewed the August Management Projections with the Board, and the Board authorized Avantax management to provide the August Management Projections to PJT Partners for its use in its valuation analysis in connection with the fairness opinion. The August Management Projections were not subsequently made available to Parent because Parent already had each component necessary to update the Bidder Case Projections on its own accord, including Avantax’s actual results through June 30, 2023 and the forward Federal funds rate as of August 23, 2023.

None of the Financial Projections were intended for public disclosure. Nonetheless, a summary of the Financial Projections is included below to provide Avantax stockholders with access to information that was made available to the Board, PJT Partners and, to the extent described above, Parent and the other potential bidders who entered into confidentiality and standstill agreements with Avantax.

The Financial Projections

The following is a summary of the Initial Management Projections that were provided to the Board and PJT Partners, with dollars in millions:

Summary of the Initial Management Projections
	2023E	2024E	2025E	2026E	2027E	2028E
Gross Revenue	$754	$797	$854	$930	$1,036	$1,157
Net Revenue	$307	$298	$298	$309	$340	$376
Total Operating Expenses	($177)	($176)	($188)	($203)	($221)	($240)
Adjusted EBITDA (Pre-SBC)(1)	$130	$122	$110	$107	$120	$136

(1)

Adjusted EBITDA (Pre-SBC) represents net income, determined in accordance with United States generally accepted accounting principles (“GAAP”), excluding the effects of discontinued operations, stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, contested proxy and other legal and consulting costs, executive transition costs, TaxAct transaction related costs, reorganization costs and income tax benefit.

The following is a summary of the Bidder Case Projections that were provided to the Board, PJT Partners, Parent and the other potential bidders who entered into confidentiality and standstill agreements with Avantax, with dollars in millions:

Summary of the Bidder Case Projections
	2023E	2024E	2025E	2026E	2027E	2028E
Gross Revenue	$757	$808	$869	$947	$1,055	$1,178
Net Revenue	$313	$323	$335	$358	$402	$450
Total Operating Expenses	($182)	($164)	($178)	($200)	($226)	($254)
Adjusted EBITDA (Pre-SBC)(1)	$131	$159	$158	$159	$175	$196

(1)

Adjusted EBITDA (Pre-SBC) represents net income, determined in accordance with GAAP, excluding the effects of discontinued operations, stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, contested proxy and other legal and consulting costs, executive transition costs, TaxAct transaction related costs, reorganization costs and income tax benefit.

The following is a summary of the August Management Projections that were provided to the Board and PJT Partners (except that Unlevered Free Cash Flow was only provided to PJT Partners and not to the Board), with dollars in millions (except per share amounts):

Summary of the August Management Projections
	2023E	2024E	2025E	2026E	2027E	2028E
Gross Revenue	$755	$835	$893	$959	$1,071	$1,198
Net Revenue	$306	$341	$350	$357	$401	$450
Total Operating Expenses	($179)	($192)	($206)	($229)	($257)	($286)
Adjusted EBITDA (Pre-SBC)(1)	$128	$149	$144	$128	$144	$164
Adjusted EBITDA (Post-SBC) (2)	$106	$127	$121	$103	$118	$136
Unlevered Free Cash Flow(3)	$51	$58	$54	$44	$55	$70
Non-GAAP Earnings Per Share(4)	$1.30	$1.61	$1.60	$1.35	$1.65	$2.04

(1)

Adjusted EBITDA (Pre-SBC) represents net income, determined in accordance with GAAP, excluding the effects of discontinued operations, stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, contested proxy and other legal and consulting costs, executive transition costs, TaxAct transaction related costs, reorganization costs and income tax benefit.

(2)

Adjusted EBITDA (Post-SBC) represents net income, determined in accordance with GAAP, excluding the effects of discontinued operations, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, contested proxy and other legal and consulting costs, executive transition costs, TaxAct transaction related costs, reorganization costs and income tax benefit.

(3)

Unlevered Free Cash Flow represents Adjusted EBITDA (Pre-SBC), excluding the effects of financial professional loan amortization, and including the effects of cash taxes, change in net working capital, capital expenditures and certain other cash-like items, such as RIA acquisition spend and integration-related expenditure and financial professional loan originations.

(4)

Non-GAAP earnings per share represents net income, determined in accordance with GAAP, excluding the effects of amortization of acquired intangible assets, accretion of debt discounts, acquisition and integration costs, deferred taxes and tax adjustments for non-GAAP add backs.

In addition, the August Management Projections that were provided to PJT Partners included: (i) LTM Adjusted EBITDA (Post-SBC) as of December 31, 2023, which was $127.5 million, and (ii) the projected intangible amortization and associated tax benefit from the fiscal year ending December 31, 2029 until the fiscal year ending December 31, 2038, which was as follows (with dollars in millions), in each case multiplied by the 26% marginal tax rate:

Projected Intangible Amortization
	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E
Total Amortization	$23	$22	$21	$21	$19	$18	$15	$4	$1	$0

Important Information Regarding the Financial Projections

The inclusion of the Financial Projections in this proxy statement does not constitute an admission or representation by Avantax, PJT Partners or any other person that the information is material. Moreover, the inclusion of the Financial Projections in this proxy statement should not be regarded as an indication that Avantax or the Board, PJT Partners or any other recipient of this information, considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and the Financial Projections should not be relied on as such.

The Financial Projections are unaudited and were not prepared with a view toward public disclosure or compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP or the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures. Neither Ernst & Young LLP, Avantax’s independent registered public accounting firm (“E&Y”), nor any other accounting firm, has compiled, examined or performed any procedures with respect to the Financial Projections, nor has E&Y expressed any opinion or any other form of assurance with respect to the Financial Projections or their achievability. The E&Y report incorporated by reference in this proxy statement relates to Avantax’s historical financial information. It does not extend to any prospective financial information contained in this proxy statement, including the Financial Projections, and should not be read to do so.

Adjusted EBITDA, Unlevered Free Cash Flow and Non-GAAP Earnings Per Share are non-GAAP financial measures. Please see the tables above for a description of how Avantax defines these non-GAAP financial measures for purposes of the Financial Projections. Non-GAAP financial measures, including Adjusted EBITDA, Unlevered Free Cash Flow and Non-GAAP Earnings Per Share, have limitations as analytical tools, and you should not consider any non-GAAP financial measure in isolation from or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Some of these limitations include the omission of certain material costs, such as depreciation, amortization and interest, necessary to operate Avantax’s business. Other companies, including companies in Avantax’s industry, may calculate similarly titled non-GAAP financial measures differently, which reduces their usefulness as a comparative measure. You should consider Avantax’s non-GAAP financial measures alongside other financial performance measures, including various cash flow metrics, net income and Avantax’s other GAAP results.

SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or a financial advisor (like the Financial Projections) in connection with a proposed transaction like the merger when the disclosure is included in a document like this proxy statement. In addition, reconciliations of non-GAAP financial measures to GAAP financial measures were not relied upon by PJT Partners for purposes of its financial analysis and opinion or by the Board in connection with its consideration and evaluation of the merger. Further, Avantax did not provide Parent or any other potential counterparty with a reconciliation of the non-GAAP financial measures included in the Financial Projections to the relevant GAAP financial measures. Accordingly, Avantax has not provided in this proxy statement or otherwise a reconciliation of the non-GAAP financial measures included in the Financial Projections to the relevant GAAP financial measures.

The Financial Projections and the underlying assumptions upon which the Financial Projections were based are subjective in many respects and subject to multiple interpretations and frequent revisions attributable to the dynamics of Avantax’s industry and based on actual experience and business developments. Although presented with numerical specificity, the Financial Projections are forward-looking statements and reflect various estimates and assumptions, all of which are difficult to predict, subject to significant risks and uncertainties and beyond Avantax’s control, including, among others, those described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page 26, that could cause the Financial Projections or the underlying assumptions to be inaccurate and for actual results to differ materially from the Financial Projections. Accordingly, there can be no assurance that the projected results contemplated by the Financial Projections will be realized or that actual results will not differ materially from the results contemplated by the Financial Projections, and the Financial Projections cannot be considered a guarantee of future operating results and should not be relied upon as such. The Financial Projections also cover multiple fiscal years, and such information by its nature becomes less reliable with each successive year.

Some or all of the assumptions that have been made in connection with the preparation of the Financial Projections may have changed since the date the Financial Projections were prepared. Neither Avantax nor any of its affiliates nor any of their respective officers, directors, advisors or other representatives has made or makes any representation to any Avantax stockholder or to Parent or Merger Sub in the merger agreement or otherwise regarding the Financial Projections or Avantax’s ultimate performance compared to the information contained in the Financial Projections or that the Financial Projections will be achieved.

Some or all of the assumptions that have been made in connection with the preparation of the Financial Projections may have changed since the date the Financial Projections were prepared. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results contemplated by the Financial Projections will be achieved. The Financial Projections have not been updated or revised to reflect information or results after the date the Financial Projections were prepared or as of the date of this proxy statement, including the impact of negotiating or executing the merger agreement, the effect on Avantax of any business or strategic decisions or actions that have been or will be taken as a result of the execution of the merger agreement or the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the Financial Projections do not take into account the effect of any failure of the merger to be consummated and should not be viewed in any manner in that context.

Except as required by applicable law, neither Avantax, Parent nor any of Avantax’s or Parent’s respective affiliates or any other person intends to, and each of them disclaims any obligation to, update, revise or correct the Financial Projections to reflect circumstances existing or events occurring after the date when the Financial Projections were prepared or to reflect the existence of future circumstances or the occurrence of future events, even in the event that any or all of the assumptions underlying the Financial Projections are or become wrong no longer appropriate. These considerations should be taken into account in reviewing the Financial Projections, which were prepared as of an earlier date.

For the foregoing reasons, and considering that the Special Meeting will be held several months after the Financial Projections were prepared, as well as the uncertainties inherent in any forecasting information, readers of this proxy statement are cautioned not to place unwarranted reliance on the Financial Projections. The Financial Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Avantax contained in Avantax’s public filings with the SEC. Avantax urges all of its stockholders to review its most recent SEC filings for a description of its reported financial results. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 130.

Opinion of Avantax’s Financial Advisor

PJT Partners was retained by Avantax to act as its financial advisor in connection with the transactions contemplated by the merger agreement and, upon Avantax’s request, to render a fairness opinion to the Board in connection therewith. Avantax selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of Avantax’s industry and its knowledge and understanding of the business and affairs of Avantax.

At a meeting of the Board on September 9, 2023, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated September 9, 2023, to the Board to the effect that, as of date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated in its written opinion), the merger consideration to be received pursuant to, and in accordance with, the terms of the merger agreement by the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting Shares (each, as defined in the merger agreement)) was fair to such holders, from a financial point of view.

The full text of PJT Partners’ written opinion delivered to the Board, dated September 9, 2023, is attached as Annex B and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Board and is subject to, among other things, the assumptions made, procedures followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Board, in its capacity as such, only in connection with and for purposes of its evaluation of the transactions contemplated by the merger agreement, and PJT Partners’ opinion does not constitute a recommendation as to any action the Board should take with respect to any such transaction or how any holder of shares of Avantax common stock should vote or act with respect to the transactions contemplated by the merger agreement or any other matter. The following is a summary of PJT Partners’ opinion and the methodology that PJT Partners used to render its opinion. This summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion.

In arriving at its opinion, PJT Partners, among other things:

•	reviewed certain publicly available information concerning the business, financial condition and operations of Avantax;

•	reviewed certain internal information concerning the business, financial condition and operations of Avantax prepared and furnished to PJT Partners by the management of Avantax;

•

reviewed certain internal financial analyses, estimates and forecasts relating to Avantax, including projections for fiscal years 2023E through 2028E that were prepared by or at the direction of the management of Avantax and approved for PJT Partners’ use by the Board (collectively, the “Projections”);

•

held discussions with members of senior management of Avantax concerning, among other things, their evaluation of the transactions contemplated by the merger agreement and Avantax’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

•	reviewed the historical market prices and trading activity for Avantax common stock;

•	compared certain publicly available financial and stock market data for Avantax with similar information for certain other companies that PJT Partners deemed to be relevant;

•	compared the proposed financial terms of the merger with publicly available financial terms of certain other business combinations that PJT Partners deemed to be relevant;

•	reviewed a draft, dated September 9, 2023, of the merger agreement; and

•	performed such other financial studies, analyses and investigations, and considered such other matters, as PJT Partners deemed necessary or appropriate for purposes of rendering its opinion.

In preparing its opinion, with the consent of the Board, PJT Partners relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by PJT Partners, without independent verification thereof. PJT Partners assumed, with the consent of the Board, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to PJT Partners by Avantax management, were reasonably prepared in accordance with industry practice and represented Avantax management’s best then currently available estimates and judgments as to the business and operations and future financial performance of Avantax. PJT Partners assumed no responsibility for and expressed no opinion as to the Projections, the assumptions upon which they were based or any other financial analyses, estimates and forecasts provided to PJT Partners by Avantax management. PJT Partners also assumed that there were no material changes in the assets, financial condition, results of operations, business or prospects of Avantax since the respective dates of the last financial statements of Avantax made available to PJT Partners. PJT Partners relied, with the consent of the Board, on Avantax management’s representations and/or projections regarding taxable income and other tax attributes of Avantax. PJT Partners further relied, with the consent of the Board, upon the assurances of the management of Avantax that they were not aware of any facts that would make the information and the Projections provided by them inaccurate, incomplete or misleading.

PJT Partners was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by it, nor was it furnished with any such verification and it did not assume any responsibility or liability for the accuracy or completeness thereof. PJT Partners did not conduct a physical inspection of any of the properties or assets of Avantax. PJT Partners did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Avantax, nor was it furnished with any such evaluations or appraisals, nor did it evaluate the solvency of Avantax under any applicable laws.

PJT Partners also assumed, with the consent of the Board, that the final executed form of the merger agreement would not differ in any material respects from the draft reviewed by PJT Partners and that the consummation of the transactions contemplated by the merger agreement would be effected in accordance with the terms and conditions of the merger agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third-party consents and approvals (contractual or otherwise) for the transactions contemplated by the merger agreement, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Avantax or Parent or the contemplated benefits of the transactions contemplated by the merger agreement. PJT Partners also assumed that the representations and warranties made by Avantax and Parent in the merger agreement and the related agreements were and will be true and correct in all respects material to PJT Partners’ analysis. PJT Partners did not express any opinion as to any tax or other consequences that might result from the transactions contemplated by the merger agreement, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which PJT Partners understood that Avantax obtained such advice as it deemed necessary from qualified professionals. PJT Partners is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of Avantax and its legal, tax and regulatory advisors with respect to such matters.

PJT Partners did not consider the relative merits of the transactions contemplated by the merger agreement as compared to any other business plan or opportunity that might be available to Avantax or the effect of any other arrangement in which Avantax might engage, and PJT Partners’ opinion did not address the underlying decision by Avantax to engage in the transactions contemplated by the merger agreement. PJT Partners’ opinion was limited to the fairness as of the date of the opinion, from a financial point of view, to the holders of shares of Avantax common stock of the merger consideration to be received by such holders in the merger, and PJT Partners’ opinion did not address any other aspect or implication of the transactions contemplated by the merger agreement, the merger, the merger agreement or any other agreement or understanding entered into in connection with the transactions contemplated by the merger agreement or otherwise. PJT Partners further expressed no opinion or view as to the fairness of the transactions contemplated by the merger agreement to the holders of any other class of securities, creditors or other constituencies of Avantax or as to the underlying decision by Avantax to engage in the transactions contemplated by the merger agreement. PJT Partners also expressed no opinion as to the fairness of the amount or nature of the compensation to any of Avantax’s officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of Avantax common stock or otherwise.

PJT Partners’ opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to PJT Partners, as of the date of the opinion. PJT Partners assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. PJT Partners expressed no opinion as to the prices or trading ranges at which shares of Avantax common stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Avantax or the transactions contemplated by the merger agreement or as to the impact of such transactions on the solvency or viability of Avantax, or the ability of Avantax to pay its obligations when they come due.

The issuance of PJT Partners’ opinion was approved by a fairness committee of PJT Partners in accordance with established procedures. PJT Partners’ advisory services and opinion were provided for the information and assistance of the Board, in its capacity as such, only in connection with its consideration of the transactions contemplated by the merger agreement, and the opinion does not constitute a recommendation as to any action the Board should take with respect to such transactions or any aspect thereof. PJT Partners’ opinion does not constitute a recommendation to any holder of shares of Avantax common stock as to how any stockholder should vote or act with respect to the transactions contemplated by the merger agreement, or any other matter.

Summary of PJT Partners’ Financial Analyses

In connection with rendering its opinion, PJT Partners performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, PJT Partners did not ascribe a specific range of values to shares of Avantax common stock but rather made its determination as to fairness, from a financial point of view, to the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting

Shares (each, as defined in the merger agreement)) of the merger consideration to be received by such holders pursuant to the merger agreement on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, PJT Partners did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the merger. Accordingly, PJT Partners believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

The following is a summary of the material financial analyses used by PJT Partners in preparing its opinion to the Board. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by PJT Partners, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, PJT Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Avantax, Parent or any other parties to the merger. None of Avantax, Parent, PJT Partners or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold. The financial analyses summarized below were based on the Projections and other financial information prepared and furnished to PJT Partners by or on behalf of the management of Avantax, and used at the direction of the management of Avantax and approved for PJT Partners’ use by the management of Avantax. The following summary does not purport to be a complete description of the financial analyses performed by PJT Partners. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed for Avantax as of September 7, 2023 (which was the second to last full trading day for shares of Avantax common stock prior to the date of delivery of PJT Partners’ opinion), and is not necessarily indicative of current or future market conditions. Calculations of implied per share equity values were rounded to the nearest $0.10. The detail underlying the fully diluted share count for Avantax used below was provided by, and used at the direction of, Avantax management.

Selected Comparable Company Analysis

PJT Partners reviewed and compared specific financial, operating and public trading data relating to Avantax with similar information for six selected publicly-traded companies that PJT Partners deemed comparable to Avantax. PJT Partners reviewed and compared such data in order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of Avantax common stock on a standalone basis, in each case by reference to these companies. The selected comparable companies were Ameriprise Financial, Inc., Charles Schwab & Co. Inc., LPL Financial Holdings Inc., Raymond James Financial, Inc., Silvercrest Asset Management Group Inc. and Stifel Financial Corp.

As part of its selected comparable company analysis, PJT Partners calculated and analyzed certain ratios and multiples, including: (i) total enterprise value (calculated as the equity value based on fully diluted shares of Avantax common stock outstanding calculated using the treasury stock method, plus debt and debt-like-items comprised of post-tax pension liabilities and preferred equity and less cash, after giving effect to certain adjustments, such as non-controlling interests) (“TEV”) as a multiple of Adjusted EBITDA post stock-based compensation (“SBC”) for the calendar year ending December 31, 2024 (“TEV / Adjusted EBITDA (Post-SBC)”) and (ii) the price to non-GAAP earnings per share ratio for the calendar year ending December 31, 2024 (“Price / Non-GAAP EPS”).

All of these calculations were performed and based on publicly available financial data and on closing share prices for each comparable company as of September 7, 2023. The results of this selected comparable company analysis are summarized below:

2024E Median
TEV / Adjusted EBITDA (Post-SBC)	7.7x
Price / Non-GAAP EPS (Post-SBC)	10.5x

PJT Partners, based on its professional judgment, selected the comparable companies listed above, because PJT Partners believed their businesses and operating and public trading profiles are reasonably similar to those of Avantax. However, because of the inherent differences between the businesses, operations and prospects of Avantax and those of the selected comparable companies, PJT Partners believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, PJT Partners also made qualitative judgments concerning differences between the public trading histories, businesses, financial and operating characteristics and prospects of Avantax and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between Avantax, as applicable, and the companies included in the selected comparable company analysis.

Based upon these judgments, PJT Partners selected a TEV / Adjusted EBITDA (Post-SBC) multiple range of 7.0x to 9.0x and a Price / Non-GAAP EPS multiple range of 11.5x to 13.5x and applied such ranges to the estimated fiscal year ending December 31, 2024 Avantax Adjusted EBITDA (Post-SBC) and Non-GAAP EPS, respectively, included in the Projections to calculate a range of implied prices per share of Avantax common stock based on the fully diluted shares of Avantax common stock outstanding calculated using the treasury stock method as of September 7, 2023. The following summarizes the results of these calculations:

	Implied Per Share Equity Value
	Low	High
TEV / Adjusted EBITDA (Post-SBC)	$18.10	$24.40
Price / Non-GAAP EPS (Post-SBC)	$18.50	$21.70

PJT Partners then compared these ranges of implied value per share of Avantax common stock to the merger consideration of $26.00 per share and the 30-day VWAP, as of September 7, 2023, of $21.07 per Share.

Selected Precedent Merger Analysis

PJT Partners reviewed, to the extent publicly available, and analyzed the valuation and financial metrics relating to the following seven transactions involving companies in the wealth management industry, which PJT Partners, in its professional judgment, considered generally relevant for comparative purposes:

Announcement Date	Acquiror	Target
February 2, 2023	Clayton, Dubilier & Rice, LLC and Stone Point Capital, LLC	Focus Financial Partners Inc.
December 2, 2020	LPL Financial Holdings, Inc and Macquarie Group Limited	Waddell & Reed Financial, Inc.
January 7, 2020	Blucora, Inc. (n/k/a Avantax, Inc.)	HK Financial Services, Inc.
November 12, 2019	Advisor Group Holdings, Inc.	Ladenburg Thalmann Financial Services Inc.

Announcement Date	Acquiror	Target
March 19, 2019	Blucora, Inc. (n/k/a Avantax, Inc.)	1ST Global Advisors, Inc.
November 5, 2015	Financial Engines Advisors, LLC	The Mutual Fund Store, LLC
October 14, 2015	Blucora, Inc. (n/k/a Avantax, Inc.)	HD Vest Financial Services, Inc.

For each precedent transaction, PJT Partners reviewed the TEV of the target company in the transaction based upon the consideration payable in the transaction as a multiple of the target company’s Adjusted EBITDA (pre-SBC, to the extent such information was available) for the last 12 months (the “TEV / LTM Adjusted EBITDA (Pre-SBC)”). All of these calculations were performed and based on publicly available financial data at the time of announcement of the relevant transaction. The average and median results of this selected precedent merger analysis are summarized below:

	Average	Median
TEV / LTM Adjusted EBITDA (Pre-SBC)	12.1x	12.0x

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of Avantax and the companies included in the selected precedent transaction analysis, which PJT Partners discussed with the Board. In addition, certain of the selected precedent transactions occurred during periods in which financial, economic and market conditions, including the interest rate environment, were different from those in existence as of the date of PJT Partners’ opinion. Accordingly, PJT Partners believed, and discussed with the Board, that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the transactions contemplated by the merger agreement. PJT Partners therefore made qualitative judgments concerning the differences between the characteristics of the selected precedent transactions and the transactions contemplated by the merger agreement that would affect the acquisition values of the selected target companies and Avantax.

After reviewing the above analyses, PJT Partners also selected a TEV / LTM Adjusted EBITDA (Pre-SBC) multiple range of 8.5x to 10.5x and applied such range to Avantax’s estimated LTM Adjusted EBITDA (Pre-SBC) as of December 31, 2023 based on the Projections to calculate a range of implied values per share of Avantax common stock as of September 7, 2023.

	Implied Per Share Equity Value
	Low	High
TEV / LTM Adjusted EBITDA (Pre-SBC)	$23.00	$29.20

PJT Partners then compared these ranges of implied value per share of Avantax common stock to the merger consideration of $26.00 per share and the 30-day VWAP, as of September 7, 2023, of $21.07 per share of Avantax common stock.

Discounted Cash Flow Analysis

In order to estimate the present value of a share of Avantax common stock, PJT Partners performed a discounted cash flow to equity analysis of Avantax. A discounted cash flow to equity analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “Present Value” of estimated future cash flows generated by the asset. “Present Value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

To calculate the estimated TEV of Avantax using the discounted cash flow method, PJT Partners added (i) Avantax’s estimated unlevered free cash flows, adjusted for the impact of SBC, for the period from Avantax’s fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2028 based on the Projections to (ii) ranges of terminal values of Avantax as of Avantax’s fiscal year ending December 31, 2028, and discounted such amounts to their present value as of December 31, 2023 using a range of selected discount rates. Unlevered free cash flows were provided by Avantax management as part of the Projections and consisted of the Adjusted EBITDA (Pre-SBC), cash taxes, change in net working capital, capital expenditures and certain other cash-like items, such as M&A spend and integration-related expenditure and financial professional loan originations.

The residual value of Avantax at the end of Avantax’s fiscal year ending December 31, 2028 included (i) the terminal value and (ii) the discounted value of the projected intangible amortization and associated tax benefit from the fiscal year ending December 31, 2029 until the fiscal year ending December 31, 2038 (clauses (i) and (ii), collectively, the “Residual Value”), as provided by management of Avantax and at the direction of the Board. The terminal value was estimated by applying a terminal TEV / LTM Adjusted EBITDA (Pre-SBC) multiple range of 9.0x to 11.0x to Avantax’s Adjusted EBITDA (Pre-SBC) for the fiscal year ending December 31, 2028 selected by PJT Partners in its professional judgement. The discounted value of the projected intangible amortization and associated tax benefit was estimated by applying Avantax’s marginal tax rate to Avantax’s existing intangible amortization schedule for the fiscal year ending December 31, 2029 until the fiscal year ending December 31, 2038.

The unlevered free cash flows and the Residual Value were then discounted to present value as of December 31, 2023 using discount rates ranging from 11.0% to 13.0%, which were selected based on PJT Partners’ analysis of the weighted average cost of capital of Avantax, based on PJT Partners’ professional judgment.

PJT Partners then calculated a range of implied equity values per share of Avantax common stock by (i) subtracting Avantax’s gross debt as of December 31, 2023, which was estimated by Avantax management to be $265 million, and (ii) adding Avantax’s excess cash as of December 31, 2023, which was estimated by Avantax management to be $89 million, to the estimated TEV derived using the discounted cash flow method and dividing such amount by the fully diluted number of shares of Avantax common stock as of September 5, 2023. The following summarizes the results of these calculations:

	Implied Per Share Equity Value
	Low	High
Discounted cash flow analysis	$19.10	$26.00

PJT Partners then compared these ranges of implied value per share of Avantax common stock to the merger consideration of $26.00 per share and the 30-day VWAP, as of September 7, 2023, of $21.07 per share of Avantax common stock.

Other Information

PJT Partners also observed the additional factors described below, which were not considered part of its financial analyses in connection with rendering its opinion, but were referenced solely for informational purposes:

•

historical trading prices of shares of Avantax common stock during the 52-week period ended September 7, 2023, indicating low and high intraday trading prices of shares of Avantax common stock during such period of $17.94 to $30.23; and

•

publicly available Wall Street research analysts’ share price targets in the next 12 months for shares of Avantax common stock (discounted to September 7, 2023, at a 12.9% cost of equity), which indicated a target share price range for shares of Avantax common stock of $23.90 to $26.60, as compared to the merger consideration of $26.00 per share.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying PJT Partners’ opinion. In arriving at its fairness determination, PJT Partners considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, PJT Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above-described analyses as a comparison is directly comparable to Avantax or the transactions contemplated by the merger agreement. The terms of the merger agreement, including the merger consideration, were determined through arm’s-length negotiations among Avantax, Parent and Acquisition Sub, rather than PJT Partners, and the decision to enter into the merger agreement was solely that of Avantax, Parent and Acquisition Sub.

PJT Partners prepared these analyses for purposes of providing its opinion to the Board as to the fairness, from a financial point of view, as of the date of the written opinion of PJT Partners, to the holders of shares of Avantax common stock (other than any Excluded Shares and any Dissenting Shares (each, as defined in the merger agreement)), of the merger consideration to be received by such holders pursuant to the merger. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Avantax, Parent, PJT Partners or any other person assumes responsibility if future results are materially different from those forecasts.

PJT Partners is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Avantax selected PJT Partners to act as its financial advisor because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with the transactions contemplated by the merger agreement and acquisitions generally and in the wealth management industry specifically.

PJT Partners is acting as financial advisor to Avantax in connection with the transactions contemplated by the merger agreement. As compensation for its services in connection with such transactions, PJT Partners is entitled to receive from Avantax a $3.0 million opinion fee, which became payable upon the delivery of PJT Partners’ opinion to the Board and is creditable against a transaction fee payable and contingent upon the closing of the transactions contemplated by the merger agreement. Upon the closing of the transactions contemplated by the merger agreement, PJT Partners is entitled to receive a transaction fee of approximately $24.0 million. Avantax has also agreed to reimburse PJT Partners for out-of-pocket expenses and to indemnify PJT Partners for certain liabilities arising out of the performance of such services (including the rendering of PJT Partners’ opinion).

In the ordinary course of PJT Partners’ and its affiliates’ businesses, PJT Partners and its affiliates may provide investment banking and other financial services to Avantax, Parent or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of PJT Partners’ opinion, PJT Partners and certain of its affiliates have advised Avantax or its affiliates in connection with certain strategic advisory, corporate governance and shareholder engagement matters, for which PJT Partners or its affiliates received approximately $8.0 million in fees. During the two years preceding the date of its opinion, PJT Partners has not received fees from Parent or, to the knowledge of PJT Partners, any affiliate of Parent.

Interests of Directors and Executive Officers in the Merger

Members of the Board and executive officers have various interests in the merger that may be in addition to, or different from, the interests of Avantax stockholders generally. You should keep this in mind when considering the recommendation of the Board for the adoption of the merger agreement. The members of the Board were aware of these interests and considered them at the time they approved the merger agreement and in making their recommendation that Avantax stockholders adopt the merger agreement. These interests are described below.

Certain Assumptions

Except as otherwise specifically noted, for purposes of quantifying the potential payment and benefits described in this section, the following assumptions, as well as those described in the footnotes to the table entitled “Golden Parachute Compensation” below, were used:

•

the relevant price per share of Avantax common stock is $26.00 per share, which is the fixed price per share to be received by Avantax stockholders as merger consideration in respect of their shares of Avantax common stock;

•	the effective time is October 15, 2023, which is the assumed date of the effective time solely for purposes of the disclosure in this section (referred to as the “assumed effective time”);

•

the employment of each named executive officer of Avantax is terminated without “cause” or due to the named executive officer’s resignation for “good reason” (as such terms are defined in the relevant plan(s) and/or agreement(s)), in each case, immediately following the assumed effective time; and

•	the service of each non-employee director of Avantax is terminated immediately following the assumed effective time.

Treatment of Outstanding Company Equity Awards

The merger agreement provides that, at the effective time of the merger, awards that were granted under the Avantax stock plan prior to the date of the merger agreement and that are outstanding immediately prior to the effective time of the merger will be treated as follows, subject to applicable tax obligations and withholding:

•

each Company Option that is outstanding will fully vest and be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of the merger consideration over the per-share exercise price for such Company Option multiplied by (ii) the number of shares of Avantax common stock underlying such Company Option (and any Company Option with an exercise price per share equal to or greater than the merger consideration will be canceled without consideration);

•

each Company RSU that is outstanding will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Avantax common stock underlying such Company RSU multiplied by (ii) the merger consideration; and

•

each Company PSU that is outstanding will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Avantax common stock underlying such Company PSU (as determined as described below) multiplied by (ii) the merger consideration; provided that, the number of shares subject to such award will be determined based on (A) for any Company PSU (or portion thereof) for which the performance period has been completed prior to the effective time, based on the actual level of performance (as determined by the Board or a committee of the Board in good faith consistent with past practices) through the end of such performance period and (B) for any Company PSU (or portion thereof) for which the performance period has not expired as of the effective time, based on the greatest of (x) the target level of performance, (y) if the vesting is measured by reference to total shareholder return, based on the total shareholder return reflected by the merger consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten business days prior to the effective time) and (z) if the vesting is measured by reference to EBITDA, based on the EBITDA measured as of the effective time (as determined by the Board or an appropriate committee of the Board), in each case, determined by assuming shortened performance periods that end as of the effective time and otherwise in good faith consistent with past practices.

Payments with respect to equity awards will be made within five business days after the effective time of the merger. However, in the case of any equity award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”), if Avantax determines that the Company Equity Award is not eligible to be terminated in accordance with Section 409A of the Code, payments will be made in accordance with and at the earliest time permitted under the Avantax stock plan that complies with the requirements of Section 409A of the Code.

Treatment of Outstanding Equity Awards—Summary Tables

Non-Employee Directors

The following table sets forth the Company RSU awards held by each non-employee director of Avantax as of the assumed effective time and the estimated value of such awards based on the merger consideration. As of the assumed effective time, the non-employee directors of Avantax will not hold any other outstanding equity awards with respect to Avantax. Depending on when the actual effective time occurs, certain of these Company RSUs may vest or be canceled prior to the actual effective time in accordance with their terms and independent of the occurrence of the merger. All share and unit numbers have been rounded to the nearest whole number.

Non-Employee Director Equity Award Summary Table
Name	Unvested Company RSUs (#)(1)	Value of Unvested Company RSUs ($)(2)	Vested Company RSUs (#)(3)	Value of Vested Company RSUs ($)(2)
Georganne Proctor	8,602	223,652	42,308	1,100,008
Mark A. Ernst	6,084	158,184	15,171	394,446
E. Carol Hayles	6,084	158,184	23,045	599,170
Kanayalal A. Kotecha	11,551	300,326	0	0
J. Richard Leaman III	11,551	300,326	0	0
Tina Perry	9,023	234,598	0	0
Karthik Rao	6,084	158,184	7,159	186,134
Jana R. Schreuder	6,084	158,184	0	0
Mary S. Zappone(4)	0	0	0	0
Steven Aldrich(4)	0	0	24,165	628,290

(1)	The number of Company RSUs reported in this column includes Company RSUs that were granted to the non-employee directors that have not yet fully vested as of the assumed effective time.

(2)

Under the merger agreement, at the effective time of the merger, each Company RSU will be canceled and converted into the right to receive an amount in cash, without interest and subject to applicable tax obligations and withholding, equal to the product of (i) the total number of shares of Avantax common stock underlying such Company RSU multiplied by (ii) the merger consideration. The amount reported represents the number of Company RSUs held by the non-employee director multiplied by the merger consideration of $26.00 per share.

(3)

The number of Company RSUs reported in this column includes Company RSUs that are held by the non-employee directors deferred under the Director Tax-Smart Deferral Plan, which have fully vested as of the assumed effective time.

(4)	Steven Aldrich and Mary Zappone ceased to be directors after electing not to stand for reelection at the 2023 annual meeting of Avantax stockholders.

Executive Officers

The following tables set forth the cash proceeds that each of Avantax’s executive officers would receive in respect of Company Options, Company RSUs and Company PSUs, as of the assumed effective time. Depending on when the effective time occurs, certain of these awards may vest, expire, be exercised or be canceled, in each case, prior to the actual effective time in accordance with their terms and independent of the occurrence of the merger. All share and unit numbers have been rounded to the nearest whole number.

Executive Officer Vested Equity Awards Summary Table
Executive Officers	Number of Vested Company Options(#)(1)	Value of Vested Company Options ($)(1)
Christopher W. Walters*	459,932	$3,938,625
Marc Mehlman	90,219	$1,062,409
Todd C. Mackay	133,020	$1,115,000
Tabitha T. Bailey	0	$0
Ann J. Bruder(2)	146,589	$814,482
Curtis A. Campbell(3)	130,620	$933,994

*	Also a director of Avantax.

(1)

Under the merger agreement, at the effective time of the merger, each vested Company Option will be canceled and converted into the right to receive an amount in cash, without interest and subject to applicable tax obligations and withholding, equal to the product of (i) the excess, if any, of the merger consideration over the per-share exercise price for such option multiplied by (ii) the number of shares of Avantax common stock underlying such Company Option (and any Company Option with an exercise price per share equal to or greater than the merger consideration will be canceled without consideration). The amount reported represents the number of shares subject to each vested Company Option as of the assumed effective time, multiplied by the excess of the merger consideration of $26.00 per share over the exercise price per share subject to the vested Company Option.

(2)	Ms. Bruder resigned from her position with Avantax effective February 1, 2023 and ceased being an executive officer of Avantax.

(3)	In connection with Avantax’s sale of its tax software business on December 19, 2022, Mr. Campbell transferred to the purchaser and ceased being an executive officer of Avantax.

Executive Officer Equity Award Summary Table
Name	Company RSUs (#)	Value of Company RSUs ($)(1)	Company PSUs (#)	Value of Company PSUs ($)(2)	Unvested Company Options (#)	Value of Unvested Company Options ($)(3)
Christopher W. Walters	121,625	$3,162,250	404,738	$10,523,188	265,343	$1,615,303
Marc Mehlman	44,808	$1,165,008	64,344	$1,672,944	10,114	$111,254
Todd C. Mackay	52,933	$1,376,258	77,943	$2,026,518	14,448	$158,928
Tabitha T. Bailey	15,226	$395,876	8,477	$220,402	0	0
Ann J. Bruder	0	0	0	0	0	0
Curtis A. Campbell	0	0	0	0	0	0

(1)

Under the merger agreement, at the effective time of the merger, each Company RSU that is outstanding will be canceled and converted into the right to receive an amount in cash, without interest and subject to applicable tax obligations and withholding, equal to the product of (i) the total number of shares of Avantax common stock underlying such restricted stock unit award multiplied by (ii) the merger consideration. The amount reported represents the number of Company RSUs held by the executive officer multiplied by the merger consideration of $26.00 per share.

(2)

Under the merger agreement, at the effective time of the merger, each Company PSU that is outstanding will be canceled and converted into the right to receive an amount in cash, without interest and subject to applicable tax obligations and withholding, equal to the product of (i) the total number of shares of Avantax common stock underlying such Company PSU (as determined as described below) multiplied by (ii) the merger consideration (and any Company PSUs which do not vest as described below will be canceled and terminated without consideration); provided that, the number of shares subject to such award will be determined based on (A) for any Company PSU (or portion thereof) for which the performance period has been completed prior to the effective time, based on the actual level of performance (as determined by the Board or a committee of the Board in good faith consistent with past practices) through the end of such performance period and (B) for any Company PSU (or portion thereof) for which the performance period has not expired as of the effective time, based on the greater of (x) the target level of performance, (y) if the vesting of which is measured by reference to total shareholder return, based on the total shareholder return reflected by the merger consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten business days prior to the effective time) and (z) if the vesting of which is measured by reference to EBITDA, based on the EBITDA measured as of the effective time (as determined by the Board (or an appropriate committee of the Board)), in each case, determined by assuming shortened performance periods that end as of the effective time and otherwise in good faith consistent with past practices. The amount reported represents the number of Company PSUs held by the executive officer, assuming target level of performance, multiplied by the merger consideration of $26.00 per share.

(3)

Under the merger agreement, at the effective time of the merger, each unvested Company Option to acquire shares of Avantax common stock will fully vest and be canceled and converted into the right to receive an amount in cash, without interest and subject to applicable tax obligations and withholding, equal to the product of (i) the excess, if any, of the merger consideration over the per-share exercise price for such option multiplied by (ii) the number of shares of Avantax common stock underlying such Company Option (and any Company Option with an exercise price per share equal to or greater than the merger consideration will be canceled without consideration). The amount reported represents the number of shares subject to each vested Company Option as of the assumed effective time held by the executive officer, multiplied by the excess of the merger consideration of $26.00 per share over the exercise price per share subject to the vested Company Option.

Change in Control Severance Benefits for Executive Officers

Executive Change of Control Severance Plan

Avantax maintains the Executive Change of Control Severance Plan. Under the Executive Change of Control Severance Plan, executive officers are eligible to receive severance benefits if the executive officer is involuntarily terminated (other than for death, disability or “cause”), or terminates his or her own employment for “good reason” (each as defined in the Executive Change of Control Severance Plan and described below) during the 24 months following or, if the termination is in connection with the merger, the two months preceding a change of control (a “qualifying termination”). The merger will be a “change of control” as defined under the Executive Change of Control Severance Plan. As a condition of participating in the Executive Change of Control Severance Plan, each executive officer agreed to an extension of the duration of certain restrictive covenants (e.g., non-competition, non-solicitation and non-recruitment obligations) to which such executive is subject to from 12 to 24 (or, in the case of Mr. Walters, 30) months following a qualifying termination.

In the event of a qualifying termination, an executive officer will generally be eligible for the following severance benefits (in each case, in a lump sum within ten days following the date on which a release of claims by such executive officer in favor of Avantax becomes irrevocable):

•

an amount equal to two times (two-and-a-half times in the case of Mr. Walters) the sum of (A) the executive officer’s annualized base salary (as in effect at the time of the qualifying termination or at the highest rate in effect for the executive officer after the effective date of the Executive Change of Control Severance Plan) and (B) the executive officer’s target annual bonus for the calendar year in which the qualifying termination occurs (provided that such target annual bonus shall not be lower than the highest target annual cash bonus paid by Avantax to the officer under any annual cash bonus plan in effect for a calendar year commencing since the effective date of the Executive Change of Control Severance Plan) (the “target annual cash bonus”);

•	a cash payment equal to any accrued but unpaid annual cash bonus for any completed fiscal year preceding a qualifying termination;

•

a cash payment equal to the target annual cash bonus prorated based on the number of days the executive officer remained an employee during the calendar year in which the qualifying termination occurs; and

•

an amount equal to the monthly premium for continuation healthcare coverage for the executive officer under Avantax’s group health plan then in effect, including for coverage of any spouse or dependent child of the executive officer, multiplied by 24.

In addition, upon a qualifying termination (or if later, the change of control), an executive officer’s outstanding equity awards will fully vest, all performance conditions (if any) will be deemed satisfied at the greater of target or actual performance level, all restrictions on any such outstanding equity awards will lapse and any outstanding stock options will remain exercisable until the earlier of the first anniversary of the qualifying termination and the original expiration date applicable to such options.

For purposes of the Executive Change of Control Severance Plan, “cause” generally means, as determined by the Board in its reasonable discretion, any of the following: (i) conviction of, or plea of guilty or nolo contendere to, a misdemeanor involving dishonesty, wrongful taking of property, immoral conduct, bribery or extortion or any felony, (ii) willful material misconduct in connection with the business of Avantax or an affiliate; (iii) continued and willful failure to substantially perform responsibilities to Avantax or an affiliate, after written demand for substantial performance from the Board that specifically identifies how the executive officer has not substantially performed his or her responsibilities (and failure to cure such substantial non-performance within 60 days); (iv) improper disclosure of confidential information or other material breach of any employment, confidentiality, non-competition or other similar written agreement with Avantax or an affiliate; (v) material fraud or dishonesty against Avantax or an affiliate; (vi) willful and material breach of Avantax’s or an affiliate’s written code of conduct and business ethics or other material written policy, procedure or guideline (provided that access to a copy of such policy, procedure or guideline was provided prior to the alleged breach) relating to personal conduct; or (vii) willful attempt to obstruct or willful failure to cooperate with any investigation authorized by the Board or any governmental or self-regulatory entity. Any determination of cause by the Board shall be made by a resolution approved by a majority of the members of the Board, provided that, with respect to prong (iii) only, the Board must give the executive officer notice and 60 days to cure the substantial nonperformance.

For purposes of the Executive Change of Control Severance Plan, “good reason” generally means, without an executive officer’s express prior written consent, any of the following: (i) a material reduction in duties, authority or responsibilities or reporting relationship (provided that a change in duties, authority or responsibilities as the result of one or more corporate transactions, by itself, does not constitute a material reduction), including, in the case of a participant who is an executive officer of Avantax a significant portion of whose responsibilities relate to Avantax’s status as a public company, the failure of such executive to continue to serve as an executive officer of a public company; (ii) a reduction of more than 5% of base salary; (iii) a reduction of more than 5% of target annual cash bonus; (iv) a material reduction in the kind or level of employee benefits within two months prior to or within 24 months following a change of control, unless similarly situated employees also experience a reduction; (v) a requirement to relocate his or her primary work location more than 25 miles from Irving, Texas or, if applicable, more than 25 miles from his or her then-current primary work location; (vi) in connection with a change of control, the failure of Avantax to assign the plan to a successor to Avantax or the failure of a successor to Avantax to explicitly assume and agree to be bound by the plan; or (vii) a material breach by Avantax of any then-applicable employment agreement between the executive officer and Avantax. The resignation of the executive officer will not be for “good reason” unless: (a) the executive officer delivers written notice to Avantax of the existence of the good reason condition within 30 days of the initial existence of such condition; (b) Avantax fails to remedy such condition within 30 days of the date of such notice; and (c) the executive officer terminates employment within 30 days after the expiration of the 30-day remedial period.

If any payments and benefits to be paid or provided to an executive officer, whether pursuant to the terms of the Executive Change of Control Severance Plan or otherwise, would be subject to excise taxes under the “golden parachute” provisions of the Code, such payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such reduction would result in a greater after-tax benefit to the executive officer.

Any severance benefits under the Executive Change of Control Severance Plan are conditioned on the executive officer executing a general release and waiver of claims substantially in a form prescribed by Avantax. In addition, the plan administrator may, in the event of an executive officer’s material breach of a material obligation of such executive officer to Avantax pursuant to any award or agreement between such executive officer and Avantax, including a material breach of any agreement containing restrictive covenants (e.g., confidentiality and non-competition provisions) or a determination that an event constituting cause has occurred, terminate the right of such executive officer to receive any severance benefits and seek the recoupment of any severance benefits paid to such executive officer.

Severance benefits payable under the Executive Change of Control Severance Plan replace (and will be paid in lieu of) any cash or non-cash change of control severance benefits that an executive officer otherwise is eligible to receive under any other agreements entered into between Avantax and the executive officer (including any employment agreements).

See the section entitled “Golden Parachute Compensation” below for an estimate of the amounts that would become payable to each of Avantax’s named executive officers under the Executive Change of Control Severance Plan in connection with a qualifying termination immediately following the merger.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K, the tables below present the estimated amounts of compensation that each named executive officer could receive that are based on or otherwise relate to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section, this term is used to describe the merger-related compensation payable to Avantax’s named executive officers. This merger-related compensation is subject to a non-binding advisory vote of Avantax stockholders, as set forth in Proposal 2 to this proxy statement. For additional information, see the section entitled “Proposal 2: Non-Binding Compensation Advisory Proposal,” beginning on page 34.

The amounts set forth below are estimates of amounts that would be payable to the named executive officers using the assumptions above described under “Certain Assumptions.” These estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement. Some of the assumptions are based on information not currently available, and as a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. All dollar amounts set forth below have been rounded to the nearest whole number.

Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)	Tax Reimbursement(3)	Other	Total ($)
Christopher W. Walters	$6,299,137	$15,300,741	—	—	—	—	$21,703,150
Marc Mehlman	$2,449,467	$2,949,206	—	—	—	—	$5,398,673
Todd C. Mackay	$2,529,445	$3,561,704	—	—	—	—	$6,091,149
Tabitha T. Bailey	$1,317,590	$616,278	—	—	—	—	$1,933,868
Ann J. Bruder(4)	—	—	—	—	—	—	—
Curtis A. Campbell(5)	—	—	—	—	—	—	—

(1)

The cash amounts include cash severance payments under the Executive Change of Control Severance Plan that would be payable in a single lump sum, assuming the named executive officer is involuntarily terminated (other than for “cause,” death or disability) or the named executive officer terminates his or her own employment for “good reason” (each as defined in the Executive Change of Control Severance Plan), in each case, within 24 months following the merger or within two months prior to, and in connection with, the merger, and subject to the named executive officer’s execution and non-revocation of a release of claims in favor of Avantax and continued compliance with any applicable restrictive covenants. Such cash severance payments are equal to the sum of: (i) two times (two-and-a-half times in the case of Mr. Walters) the sum of (A) the named executive officer’s annualized base salary (as in effect at the time of the qualifying termination or at the highest rate in effect for such named executive officer after the effective date of the Executive Change of Control Severance Plan) and (B) the target annual cash bonus; (ii) an amount equal to the target annual cash bonus prorated based on the number of days the named executive officer remained an employee during the calendar year in which the qualifying termination occurs; and (iii) the monthly premium for continuation healthcare coverage for the named executive officer under Avantax’s group health plan then in effect, including for coverage of any spouse or dependent child of the named executive officer, multiplied by 24. The foregoing cash severance payments are considered double-trigger payments because they will only be paid in connection with a qualifying termination of employment following the merger. Ms. Bruder and Mr. Campbell are no longer eligible to receive payments pursuant to the Executive Change of Control Severance Plan as a result of the merger because they previously separated from employment. See “Change in Control Severance Benefits for Executive Officers” above for additional information regarding such payments.

Name	Cash Severance (Base Salary and Bonus) ($)	Pro Rata Target Annual Cash Bonus ($)	Cash Severance (Calculated based on COBRA Premium) ($)	Total ($)
Christopher W. Walters	$5,250,000	$994,190	$54,947	$6,299,137
Marc Mehlman	$2,000,000	$394,520	$54,947	$2,449,467
Todd C. Mackay	$2,021,000	$458,038	$50,407	$2,529,445
Tabitha T. Bailey	$1,120,000	$165,698	$31,892	$1,317,590

(2)

The equity amounts consist of, in each case as described in more detail above in the section entitled “Treatment of Outstanding Equity Awards and Equity Plans,” the cash consideration to be received by each named executive officer in connection with (i) the Company RSUs, which acceleration of vesting and cancellation and termination of the Company RSUs will occur upon completion of the merger, (ii) the Company PSUs, which acceleration of vesting and cancellation and termination of the Company PSUs will occur upon completion of the merger and (iii) outstanding and unvested Company Options, which acceleration of vesting and cancellation of such Company Options will occur upon completion of the merger, in each case, as described in more detail above in the section entitled “Treatment of Outstanding Equity Awards and Equity Plans.” For purposes of this table, we have assumed that performance conditions applicable to Company PSUs will be deemed to be achieved at the target level of performance. The amounts attributable to Company RSUs, Company PSUs and Company Options are attributable to a single-trigger arrangement (i.e., the accelerated payment will occur upon completion of the merger and with respect to which payment is not conditioned upon the named executive officer’s qualifying termination of employment) and reflect the treatment that will apply to all similar outstanding equity awards (including awards held by individuals who are not named executive officers) pursuant to the terms of the merger agreement. Payments will also be made with respect to vested equity awards, as described in more detail above in the section entitled “Treatment of Outstanding Equity Awards and Equity Plans,” but no such payments have been included in this table.

(3)

None of the named executive officers are eligible to receive a tax reimbursement based on or otherwise related to the merger. Under the terms of the Executive Change of Control Severance Plan, if any payments and benefits to be paid or provided to a named executive officer, whether pursuant to the terms of the Executive Change of Control Severance Plan or otherwise, would be subject to excise taxes under the “golden parachute” provisions of the Code, then such payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such reduction would result in a greater after-tax benefit to the named executive officer. The amounts reflected in this table do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the Executive Change of Control Severance Plan.

(4)

Ms. Bruder resigned from her position, effective February 1, 2023, and, thus, she will not receive any merger-related compensation other than the cancelation and payment in respect of vested Company Options as described above. Under applicable SEC disclosure rules, Ms. Bruder is considered a named executive officer for purposes of this table.

(5)

As part of Avantax’s sale of its tax software business, Mr. Campbell’s employment transferred to the purchaser, effective December 19, 2022, and, thus, he will not receive any merger-related compensation other than the cancelation and payment in respect of vested Company Options as described above. Under applicable SEC disclosure rules, Mr. Campbell is considered a named executive officer for purposes of this table.

Director and Officer Indemnification and Insurance

Pursuant to the merger agreement, Parent and Acquisition Sub have agreed that all rights to exculpation, indemnification, contribution and advancement of expenses for facts, events, acts or omissions occurring at or prior to the effective time, whenever asserted, that are existing as of the date of the merger agreement in favor of the current or former directors, officers or employees of (or in a comparable role with) Avantax or any of its subsidiaries or any other individual serving at the request of Avantax or any of its subsidiaries as a director or officer of (or in a comparable role with) another person (the “D&O Indemnified Parties”), as the case may be, are to survive the merger and continue in full force and effect in accordance with their terms (but after the effective time, such rights will be mandatory, rather than permissive, if applicable).

In addition, for at least six years after the effective time, Parent is obligated to ensure that the organizational documents of the surviving corporation and its subsidiaries contain provisions no less favorable with respect to exculpation, indemnification, contribution, advancement of expenses and limitation of liability for periods prior to the effective time than are currently set forth in the organizational documents of Avantax and its subsidiaries. Also, for at least six years after the effective time, the organizational documents of Avantax and its subsidiaries may not to be amended in a manner that would adversely affect the rights of any D&O Indemnified Party.

Parent also is to (and is to cause the surviving corporation to) (i) indemnify, defend and hold harmless each D&O Indemnified Party with respect to all facts, events, acts or omissions by them in their capacities as such at any time at or prior to the effective time to the fullest extent permitted by applicable law and (ii) pay in advance of the final disposition of any action against any D&O Indemnified Party the fees and expenses (including reasonable attorney’s fees) incurred by the D&O Indemnified Party in connection with such action (provided that, if required by law, the surviving corporation’s organizational documents or any applicable indemnification agreement, the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable law). Further, Parent is not to (and is to cause the surviving corporation not to) settle or consent to the entry of any judgment or otherwise seek termination with respect to any action, suit or proceeding unless doing so would include an unconditional release of all D&O Indemnified Parties covered by such action from all liability.

For a period of at least six years following the effective time, Parent is to (and is to cause the surviving corporation and its subsidiaries to) (i) maintain in full force and effect the coverage provided by the existing directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance in effect as of immediately prior to the effective time and maintained by Avantax or its subsidiaries or provide comparable substitute coverage with limits and on terms no less advantageous to the D&O Indemnified Parties than the existing insurance policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the effective time and (ii) not take any action that would prejudice the rights of any beneficiary under such coverage. In the alternative to such coverage, Avantax (or at Parent’s election, the surviving corporation) may purchase a prepaid, non-cancellable six-year “tail” directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary insurance, with limits and on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the effective time (provided that the aggregate premium for such “tail” insurance is not to exceed 300% of the aggregate annual premium paid for existing policies). However, if such insurance is not available or such “tail” coverage is not attainable without exceeding the maximum premium, then the best available coverage must be maintained for a cost not exceeding the maximum allowable premium.

If any claim is made is made against any of the D&O Indemnified Parties on or prior to the sixth anniversary of the effective time, the above-described provisions will continue in effect until the final disposition of such claim.

These terms are in addition to any other applicable rights a D&O Indemnified Party may have under any indemnification arrangement, applicable law or otherwise.

Certain Effects of the Merger

If the Merger Agreement Proposal is approved by the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting, and the other conditions to the closing are either satisfied (or, to the extent permitted, waived), Acquisition Sub will merge with and into Avantax, whereupon the separate corporate existence of Acquisition Sub will cease, and Avantax will continue as the surviving corporation and a wholly-owned subsidiary of Parent.

Following the completion of the merger, all of Avantax’s equity interests will be beneficially owned by Parent, and, by virtue of the merger, none of Avantax’s current stockholders will have any ownership interest in, or be a stockholder of, Avantax, the surviving corporation or Parent. As a result, Avantax’s current stockholders will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Avantax common stock. Following the merger, Parent will benefit from any increase in Avantax’s value and also will bear the risk of any decrease in Avantax’s value.

At the effective time, each share of Avantax common stock issued and outstanding immediately prior to the effective time (other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent, Acquisition Sub or any of their respective wholly-owned subsidiaries (other than, in the case of clause (i) or (ii), shares held on behalf of a third party) and (iii) held by stockholders who are entitled to, and who have properly exercised and perfected their demand for, appraisal rights in compliance with Section 262 of the DGCL) will be canceled and will be automatically converted into the right to receive $26.00 in cash per share, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

See the section of this proxy statement entitled “The Agreement and Plan of Merger—Treatment of Outstanding Equity Awards and Equity Plans” beginning on page 89 for information regarding the effects of the merger on Avantax’s outstanding equity awards and Avantax’s equity plans.

Avantax common stock is currently registered under the Exchange Act and is listed on Nasdaq and trades under the symbol “AVTA.” Following the completion of the merger, shares of Avantax common stock will no longer be listed or traded on Nasdaq or any other public market. In addition, the registration of shares of Avantax common stock under the Exchange Act will be terminated, and Avantax will no longer be required to file periodic and other reports with the SEC with respect to Avantax common stock. Termination of registration of Avantax common stock under the Exchange Act will reduce the information required to be furnished by Avantax to Avantax stockholders and the SEC and will make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to Avantax, to the extent that such provisions apply solely as a result of the registration of Avantax common stock under the Exchange Act.

Consequences if the Merger is Not Completed

If the Merger Agreement Proposal is not approved by the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting or if the merger is not completed for any other reason, then holders of shares of Avantax common stock will not receive any consideration from Parent or Acquisition Sub for their shares of Avantax common stock. Instead, Avantax will remain a publicly-traded company, and Avantax common stock will continue to be listed and traded on Nasdaq. Avantax expects that its management will operate its business in a manner similar to that in which it is being operated today and that the holders of shares of Avantax common stock would continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of Avantax common stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of Avantax common stock, including the risk that the market price of Avantax common stock may decline to the extent that the current market price of Avantax common stock reflects a market assumption that the merger will be completed. If the Merger Agreement Proposal is not approved by the affirmative vote of stockholders holding not less than 51% of the outstanding shares of Avantax common stock entitled to vote thereon at the special meeting or if the merger is not completed for any other reason there can be no assurance that any other transaction acceptable to Avantax will be offered or that Avantax’s business, prospects or results of operations will not be adversely impacted.

In addition, if the merger agreement is terminated under specified circumstances, Avantax will be obligated to pay Parent the Avantax termination fee of $32,338,491. Upon termination of the merger agreement under certain other specified circumstances, Parent will be obligated to pay Avantax the Parent termination fee of $82,129,502. See the section of this proxy statement entitled “The Agreement and Plan of Merger—Expenses; Termination Fees” beginning on page 117 for more information.

Financing of the Merger

Avantax anticipates that the total funds needed to consummate the transactions contemplated by the merger agreement, including the payment of the aggregate merger consideration payable for shares of Avantax common stock, the debt payoff amount, the aggregate amounts payable for Company Equity Awards under the merger agreement and all associated costs, fees and expenses related to the transactions contemplated by the merger agreement (including any fees, premiums and expenses related to the transactions contemplated by the merger agreement and the debt financing and refinancing costs in connection therewith), will be approximately

$1.295 billion based upon the number of shares of Avantax common stock and Company Equity Awards as of the close of business on October 13, 2023 and will be funded with debt financing and, at the option of Parent, cash on hand at Parent and its subsidiaries.

Debt Financing

Parent has entered into a debt commitment letter, dated as of September 9, 2023 (as may be amended from time to time, the “debt commitment letter”), with UBS AG, Stamford Branch (“UBS AG”), UBS Securities LLC (“UBSS” and, together with UBS AG, “UBS”), Goldman Sachs Bank USA (“Goldman”), Bank of Montreal (“Bank of Montreal”), BMO Capital Markets Corp. (“BMO Capital Markets” and, together with Bank of Montreal, “BMO”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank AG Cayman Islands Branch (“DB Cayman”), Deutsche Bank Securities Inc. (“DB Securities” and, together with DBNY and DB Cayman, “DB”), Truist Bank (“Truist Bank”), Truist Securities, Inc. (“Truist Securities” and, together with Truist Bank, “Truist”), Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate, “JFIN”) and Morgan Stanley Senior Funding, Inc. (“MS” and, together with UBS, Goldman, BMO, DB, Truist and JFIN collectively, the “debt commitment parties”). Pursuant to and subject to the terms and conditions of the debt commitment letter, the debt commitment parties committed to provide a $1,010,500,000 extended term loan facility (the “Extended Term Loan Facility”), a $690,500,000 incremental term loan facility (the “Incremental Term Loan Facility”), a $175,000,000 extended revolving credit facility (the “Extended Revolving Credit Facility”), a $125,000,000 incremental revolving credit facility (the “Incremental Revolving Credit Facility”) and a $690,500,000 bridge facility (the “Bridge Facility” and, together with the Extended Term Loan Facility, the Incremental Term Loan Facility, the Extended Revolving Credit Facility and the Incremental Revolving Credit Facility, collectively the “debt financing”).

The proceeds of the debt financing will be applied in part, together with, at the option of Parent, cash on hand at Parent and its subsidiaries, to (i) fund the consummation of the transactions contemplated by the merger agreement, including the payment of the aggregate merger consideration payable for shares of Avantax common stock, the debt payoff amount, the aggregate amounts payable for Company Equity Awards under the merger agreement; (ii) effect the refinancing contemplated by the debt commitment letter; (iii) fund retention loans for certain personnel associated with Avantax or its subsidiaries; and (iv) pay for fees, costs and expenses related to the foregoing. The portion of the debt financing that is not applied toward the foregoing will be applied to refinance existing indebtedness of Parent and to pay fees and expenses associated therewith.

The debt commitment letter terminates automatically on the earliest to occur of (i) after the valid execution of the merger agreement and prior to consummation of the merger, the valid termination of the merger agreement in accordance with its terms, (ii) the consummation of the merger with or without the funding or effectiveness of the debt financing and (iii) 11:59 p.m. New York City time on June 15, 2024. To the knowledge of Avantax, as of the date of this proxy statement, no alternative financing arrangements or alternative financing plans have been made as a result of the debt financing described in this proxy statement not being available.

The completion of the merger is not conditioned upon Parent’s or Acquisition Sub’s receipt of financing.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the U.S. federal income tax consequences of the merger to beneficial owners of Avantax common stock who receive cash for their shares of Avantax common stock in the merger. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that might be relevant to a beneficial owner of shares in light of such beneficial owner’s particular circumstances. In addition, this summary does not describe any tax consequences arising under the laws of any state, local or foreign jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., estate or gift taxation). This summary only addresses shares of Avantax common stock held as capital assets (generally, property held for investment) within the meaning of Section 1221 of the Code. This summary does not address the U.S. federal income tax consequences to Avantax stockholders who demand appraisal rights under Section 262 of the DGCL. This summary does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. This summary also does not address tax considerations applicable to any stockholder that may be subject to special treatment under the U.S. federal income tax laws, including:

•	a bank, insurance company or other financial institution;

•	a tax-exempt organization or governmental organization;

•	a retirement plan or other tax-deferred account;

•	a partnership, an S corporation or other entity treated as a pass-through entity for U.S. federal income tax purposes (or an investor in such an entity);

•	a mutual fund;

•	a real estate investment trust or regulated investment company;

•	a personal holding company;

•	a dealer or broker in stocks and securities or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	a holder of shares of Avantax common stock subject to the alternative minimum tax provisions of the Code;

•	a holder of shares of Avantax common stock that received the shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a U.S. holder (as defined below) that has a functional currency other than the U.S. dollar;

•	a “controlled foreign corporation,” “passive foreign investment company” or corporation that accumulates earnings to avoid U.S. federal income tax;

•	a holder of Avantax common stock that holds shares as part of a hedge, straddle, constructive sale, conversion or other risk reduction strategy or integrated transaction;

•	a U.S. expatriate or a former citizen or long-time resident of the United States; or

•

a non-U.S. holder (as defined below) that held (actually or constructively) more than five percent of the outstanding shares of Avantax common stock at any time during the five-year period ending on the date on which the effective time occurs.

This summary is based on the Code, the Treasury regulations promulgated under the Code and rulings and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect an Avantax stockholder. Avantax has not sought, and does not intend to seek, any ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary. No assurance can be given that the IRS will agree with the views expressed in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation.

THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO AN AVANTAX STOCKHOLDER. BENEFICIAL OWNERS OF SHARES OF AVANTAX COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR FOREIGN TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY, INCLUDING POSSIBLE CHANGES IN SUCH LAWS OR TREATIES.

The term “U.S. holder” means a beneficial owner of shares of Avantax common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•

a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

The term “non-U.S. holder” means a beneficial owner of Avantax common stock (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) beneficially owns shares of Avantax common stock and receives cash for its shares of Avantax common stock in the merger, the tax treatment of the partnership and its partners generally will depend on the status of the partners and the activities of the partnership. The terms “U.S. holder” and “non-U.S. holder” as defined above do not include entities treated as partnerships for U.S. federal income tax purposes. A partner in a partnership holding shares of Avantax common stock should consult such partner’s tax advisor regarding the tax consequences to it of receiving cash for its shares of Avantax common stock in the merger.

U.S. Holders

General. A U.S. holder’s receipt of cash in exchange for shares of Avantax common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, and a U.S. holder who receives cash in exchange for shares of Avantax common stock in the merger will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares exchanged. If a U.S. holder acquired a share by purchase, the U.S. holder’s adjusted tax basis in the share generally will be equal to the amount the U.S. holder paid for the share, less any returns of capital that the U.S. holder might have received with regard to the share. Gain or loss will be determined separately for each block of shares of Avantax common stock (that is, shares acquired at the same cost in a single transaction). Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for the shares is more than one year at the effective time. Long-term capital gain recognized by individuals and other non-corporate persons that are U.S. holders generally is subject to tax at a reduced rate of U.S. federal income tax. There are limitations on the deductibility of capital losses.

Information Reporting and Backup Withholding. A U.S. holder may be subject to information reporting with respect to the U.S. holder’s receipt of cash in exchange for shares of Avantax common stock pursuant to the merger. In addition, all payments to which a U.S. holder would be entitled pursuant to the merger will be subject to backup withholding at the statutory rate unless such holder (i) is a corporation or other exempt recipient (and, when required, properly demonstrates this fact) or (ii) provides a taxpayer identification number (“TIN”) and certifies, under penalty of perjury, that the U.S. holder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A U.S. holder that does not otherwise establish exemption should complete and sign the IRS Form W-9 in order to provide the information and certification necessary to avoid backup withholding and possible penalties. If a U.S. holder does not provide a correct TIN, such U.S. holder may be subject to backup withholding and penalties imposed by the IRS.

Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a U.S. holder’s U.S. federal income tax liability, provided the required information is given to the IRS in a timely and appropriate manner. If backup withholding results in an overpayment of tax, a U.S. holder may obtain a refund by filing a U.S. federal income tax return in a timely manner. U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

Non-U.S. Holders

General. A non-U.S. holder’s receipt of cash for shares of Avantax common stock pursuant to the merger generally will not be subject to U.S. federal income tax unless:

•	the non-U.S. holder is an individual who was present in the United States for 183 days or more during the taxable year of the merger and certain other conditions are met; or

•

the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable tax treaty, attributable to a permanent establishment maintained by the non-U.S. holder in the United States.

Gain described in the first bullet point above generally will be subject to tax at a flat rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), net of applicable U.S.-source losses from sales or exchanges of other capital assets recognized by such non-U.S. holder during the taxable year even though the individual is not considered a resident of the United States, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses. Unless a tax treaty provides otherwise, gain described in the second bullet point above will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a 30% branch profits tax (or applicable lower treaty rate). Non-U.S. holders are urged to consult their tax advisors as to any applicable tax treaties that might provide for different rules.

Information Reporting and Backup Withholding. Information reporting and backup withholding will generally apply to payments made pursuant to the merger to a non-U.S. holder effected by or through the U.S. office of any broker, U.S. or foreign, unless the holder certifies its status as a non-U.S. holder and satisfies certain other requirements, or otherwise properly establishes an exemption. Information reporting and backup withholding generally will not apply to any payment of cash to a non-U.S. holder pursuant to the merger that is effected outside the United States by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the non-U.S. holder is not a U.S. person and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption, information reporting will apply to a payment effected outside the United States by such a broker if it has certain relationships within the United States. A non-U.S. holder must generally submit an IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) attesting to its exempt foreign status in order to qualify as an exempt recipient. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a non-U.S. holder’s U.S. federal income tax liability, provided the required information is given to the IRS in a timely and appropriate manner. If backup withholding results in an overpayment of tax, a non-U.S. holder may obtain a refund by filing a U.S. federal income tax return in a timely manner. Non-U.S. holders are urged to consult their tax advisors as to qualifications for exemption from backup withholding and the procedure for obtaining the exemption. Copies of information returns that are filed with the IRS may also be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.

THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR AVANTAX STOCKHOLDERS. AVANTAX STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF AVANTAX COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Regulatory Approvals Required for the Merger

Under the HSR Act, and the rules and regulations promulgated thereunder, certain transactions, including the merger, may not be completed until notification has been given and information furnished to the Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (the “DOJ”) and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting periods under the HSR Act. The parties filed their notification and report forms under the HSR Act on September 22, 2023.

At any time before or after the effective time, the FTC, DOJ or U.S. state attorneys general could take action under applicable antitrust laws, including seeking to enjoin the completion of the merger, conditionally approving the merger upon the divestiture of Avantax’s or Parent’s (or its affiliates’) assets or the termination of existing relationships and contractual rights, subjecting the completion of the merger to regulatory conditions or seeking other remedies. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

Under FINRA Rule 1017 and, if applicable, state securities laws, the change of control of Avantax Investment Services, Inc. (the registered broker-deal) may not be completed until notifications have been given, the FINRA approval has been obtained and, if applicable, consents have been obtained from state securities authorities.

Completion of the merger is subject to obtaining the FINRA approval. However, the FINRA approval will not be required at or prior to the effective time if (i) 30 days have elapsed after FINRA has declared in writing the application pursuant to FINRA Rule 1017(a)(4) filing “substantially complete” and such application has not been rejected by FINRA; (ii) in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger, the registered broker-dealer notifies FINRA following such application being declared by FINRA as “substantially complete” and at least ten business days prior to the effective time that the parties to the merger agreement intend to consummate the merger pursuant to FINRA Rule 1017(c)(1) prior to the conclusion of FINRA’s review and written approval of such application; and (iii) FINRA has not advised the parties to the merger agreement in writing or orally that (A) they are prohibited from consummating the merger without the FINRA approval (and FINRA did not thereafter also advise the parties in writing that such prohibition is no longer in effect) or (B) FINRA expects to disapprove such application or grant such application only if one or more material restrictions are imposed on Avantax or the registered broker-dealer or Parent or any of its subsidiaries.

The registered broker-dealer filed the application pursuant to FINRA Rule 1017(a)(4) on September 29, 2023. The application was declared “substantially complete” on October 4, 2023. Avantax is required to use (and cause the registered broker-dealer to use) its reasonable best efforts to obtain the FINRA approval as expeditiously as practicable.

Finally, certain licensed insurance agency subsidiaries of Avantax are required to seek prior approval or provide post-closing notification of a change in control. Avantax, Parent and Acquisition Sub are required to use reasonable best efforts to obtain approvals from the applicable governmental authorities.

Avantax currently expects to obtain by the end of 2023 all regulatory approvals that are required for the completion of the merger. However, Avantax cannot guarantee when any such approvals will be obtained or that they will be obtained at all.

THE AGREEMENT AND PLAN OF MERGER

Explanatory Note Regarding the Merger Agreement

The material provisions of the merger agreement summarized below and elsewhere in this proxy statement are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A, and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully in its entirety, as well as this proxy statement in its entirety, including the annexes attached to this proxy statement and the documents and information incorporated by reference in this proxy statement, before making any decisions regarding the merger.

The rights and obligations of the parties to the merger agreement are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Avantax, Parent or Acquisition Sub or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of Avantax, in the public filings that Avantax makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section of this proxy statement entitled “Where You Can Find More Information” beginning on page 130.

The representations, warranties, covenants and agreements made in the merger agreement by Avantax, Parent and Acquisition Sub are qualified and subject to important limitations agreed to by Avantax, Parent and Acquisition Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the primary purposes of (i) establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue to a specified degree, due to a change in circumstance or otherwise, and (ii) allocating risk between the parties to the merger agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases are qualified by the disclosure letter delivered by Avantax in connection with the merger agreement (the “Company disclosure letter”) and the disclosure letter delivered by Parent in connection with the merger agreement (the “Parent disclosure letter”), which disclosures are not reflected in the text of the merger agreement or this summary. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may or may not have been included in this proxy statement. Avantax stockholders are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Avantax, Parent or Acquisition Sub or any of their respective affiliates or businesses. None of the representations and warranties will survive the effective time, and, therefore, they will have no legal effect under the merger agreement after the effective time. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Avantax, Parent and Acquisition Sub because the parties to the merger agreement may take certain actions that are either expressly permitted in the Company disclosure letter or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public.

Date of the Merger Agreement

The merger agreement was executed by Avantax, Parent and Acquisition Sub on September 9, 2023 (the “date of the merger agreement”).

The Merger

Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time, Acquisition Sub will be merged with and into Avantax, whereupon the separate existence of Acquisition Sub will cease, and Avantax will continue as the surviving corporation (the “surviving corporation”) and will continue to be governed by the laws of the State of Delaware.

Closing; Effective Time of the Merger

Subject to the conditions set forth in the merger agreement, the closing of the merger will take place at 9:00 a.m. (New York City time) on a date to be specified by Avantax and Parent, but no later than the third business day after the satisfaction or, to the extent not prohibited by law, waiver of all of the conditions set forth in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or, to the extent not prohibited by law, waiver of such conditions by the party to the merger agreement entitled to waive such conditions), and the closing of the merger will take place by the electronic exchange of signatures and documents, unless another time, date or place is agreed to in writing by Avantax and Parent. However, the closing of the merger will not occur prior to the earlier of (i) 60 days after the date of the merger agreement and (ii) the date that is a date specified by Parent on no less than three business days’ prior written notice to Avantax.

Concurrently with the closing, each of Avantax, Parent and Acquisition Sub will cause a certificate of merger with respect to the merger to be executed, acknowledged, delivered to and filed with the Office of the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the DGCL. The merger will become effective on the date and time at which the certificate of merger has been filed with the Office of the Secretary of State of the State of Delaware or at such later time as may be agreed to by Parent, Acquisition Sub and Avantax and set forth in the certificate of merger.

Certificate of Incorporation and Bylaws; Board of Directors and Officers

The merger agreement provides that, at the effective time, subject to the terms of the merger agreement with respect to directors and officers indemnification and insurance, the certificate of incorporation and bylaws of the surviving corporation will be amended and restated to be identical to the certificate of incorporation and bylaws of Acquisition Sub, until thereafter amended in accordance with the applicable provisions of the certificate of incorporation and bylaws of the surviving corporation (as applicable) and the DGCL, except that (i) in each case, the name of the surviving corporation will be Avantax, Inc. and (ii) the indemnity provisions will be the same as those under Avantax’s certificate of incorporation and bylaws, respectively, in each case, as in effect immediately prior to the effective time.

Additionally, the merger agreement provides that the board of directors of the surviving corporation effective as of, and immediately following, the effective time will consist of the members of the board of directors of Acquisition Sub as of immediately prior to the effective time, each to hold office in accordance with the applicable provisions of the certificate of incorporation and bylaws of the surviving corporation. Furthermore, from and after the effective time, the officers of Acquisition Sub as of immediately prior to the effective time will be the officers of the surviving corporation, each to hold office in accordance with the applicable provisions of the certificate of incorporation and bylaws of the surviving corporation.

Merger Consideration

Outstanding Avantax Common Stock

At the effective time, by virtue of the merger and without any action on the part of Avantax, Parent, Acquisition Sub or any holder of any securities of Avantax or Acquisition Sub or any other person, except as described below, each share of common stock of Avantax issued and outstanding immediately prior to the effective time

(other than shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock), (ii) held, directly or indirectly, by Parent or Acquisition Sub or any of their wholly-owned subsidiaries (other than, in each case of clauses (i) and (ii), shares held on behalf of a third party) and (iii) dissenting shares (as defined below)) will be cancelled and automatically converted into the right to receive $26.00 per share in cash, without interest thereon, subject to any required tax withholding in accordance with the terms of the merger agreement.

Avantax-Owned and Parent-Owned Avantax Common Stock

At the effective time, by virtue of the merger and without any action on the part of Avantax, Parent, Acquisition Sub or any holder of any securities of Avantax or Acquisition Sub or any other person, all shares of Avantax common stock that are (i) held by Avantax or owned of record by Avantax or any subsidiary of Avantax (including shares held as treasury stock) or (ii) held, directly or indirectly, by Parent or Acquisition Sub or any of their wholly-owned subsidiaries (other than, in each case of clauses (i) and (ii), shares held on behalf of a third party) will automatically be cancelled and retired and will cease to exist as issued or outstanding shares, and no consideration or payment will be delivered in exchange therefor or in respect thereof.

Acquisition Sub Capital Stock

At the effective time, by virtue of the merger and without any action on the part of the holder thereof, each share of common stock of Acquisition Sub issued and outstanding immediately prior to the effective time will automatically be converted into and become one fully paid, non-assessable share of common stock of the surviving corporation and will constitute the only issued or outstanding shares of capital stock of the surviving corporation.

Merger Consideration Adjustment

Without limiting the other provisions of the merger agreement, if at any time during the period between the date of the merger agreement and the effective time, any change in the number of outstanding shares of Avantax common stock has occurred as a result of a reclassification, recapitalization, subdivision, stock split (including a reverse stock split) or similar event, or consolidation, combination, exchange or readjustment of shares, or any stock dividend or distribution with a record date during such period, the merger consideration will be equitably adjusted to provide the same economic effect as contemplated by the merger agreement prior to such event.

Exchange Procedures

The merger agreement provides that prior to the filing of the certificate of merger, Parent will deposit, or cause to be deposited, with a reputable bank or trust company that is organized and doing business under the laws of the United States (the “paying agent”), cash constituting an amount equal to the aggregate merger consideration to which Avantax stockholders will become entitled in connection with the merger (the “exchange fund”). Parent will cause the exchange fund to be held for the benefit of the holders of shares of Avantax common stock entitled to the merger consideration in accordance with merger agreement and applied promptly to making the payments pursuant to the merger agreement. The exchange fund will not be used for any purpose other than to fund payments pursuant to the merger agreement. All amounts payable pursuant to the merger agreement to a holder of Avantax common stock will be paid to the paying agent for further distribution to each of the holders of Avantax common stock, or, after the effective time, at Parent’s election, to the paying agent or the surviving corporation, for further distribution, in each case, as provided in the merger agreement.

As promptly as reasonably practicable following the effective time and in any event not later than the third business day thereafter, the surviving corporation will cause the paying agent to deliver to each holder of record of a stock certificate that immediately prior to the effective time represented outstanding shares of Avantax common stock (i) a letter of transmittal, in customary form mutually agreed to by Avantax and Parent prior to the effective time, which will specify that delivery will be effected, and risk of loss and title to the stock certificates will pass, only upon proper receipt of the stock certificates (or affidavits of loss in lieu thereof in accordance with the merger agreement) by the paying agent and which will be in the form and have such other provisions as Parent and Avantax may reasonably specify and (ii) instructions for use in effecting the surrender of the stock certificates in exchange for the merger consideration into which the number of shares of Avantax common stock previously represented by such stock certificate have been converted pursuant to the merger agreement (which instructions will be in the form and have such other provisions as Parent and Avantax mutually agree prior to the effective time).

As promptly as reasonably practicable following the effective time and in any event not later than the third business day thereafter, the surviving corporation will cause the paying agent to deliver to each holder of record of book-entry evidence not held through The Depository Trust Company (and to deliver to The Depository Trust Company, in the case of holders of book-entry evidence held through The Depository Trust Company) that immediately prior to the effective time represented outstanding shares of Avantax common stock (i) a letter of transmittal in customary form mutually agreed to by Avantax and Parent prior to the effective time, and (ii) instructions for returning such letter of transmittal in exchange for the right to receive the merger consideration into which the number of shares of Avantax common stock previously represented by such book-entry evidence have been converted pursuant to the merger agreement (which instructions will be in the form and have such other provisions as Parent and Avantax mutually agree prior to the effective time). Notwithstanding anything to the contrary contained in the merger agreement, no holder of book-entry evidence will be required to deliver a stock certificate or, in the case of holders of book-entry evidence held through The Depository Trust Company, an executed letter of transmittal to the paying agent to receive the merger consideration that such holder is entitled to receive pursuant to the merger agreement.

You should not send in your stock certificate(s) with your proxy card. A letter of transmittal with instructions for the surrender of stock certificates will be mailed to stockholders holding certificated shares of Avantax common stock if the merger is completed.

Timing of Exchange

Upon surrender of a stock certificate (or affidavit of loss in lieu thereof in accordance with the merger agreement) or book-entry evidence for cancellation to the paying agent, together with, in the case of stock certificates and book-entry evidence not held through The Depository Trust Company, a letter of transmittal as described in the merger agreement, as applicable, duly completed and validly executed in accordance with the instructions thereto, or, in the case of book-entry evidence held through The Depository Trust Company, receipt of an “agent’s message” by the paying agent, and such other customary evidence of surrender as the paying agent may reasonably require pursuant to such instructions, the holder of such stock certificate or book-entry evidence will be entitled to receive in exchange therefor the merger consideration for each share of Avantax common stock formerly represented by such stock certificate or book-entry evidence, upon the later to occur of (i) the effective time or (ii) the paying agent’s receipt of such stock certificate (or affidavit of loss in lieu thereof in accordance with the merger agreement) or book-entry evidence, in accordance with the procedures in the merger agreement, as applicable, and the stock certificate (or affidavits of loss in lieu thereof in accordance with the merger agreement) or book-entry evidence or “agent’s message,” so surrendered will be forthwith cancelled. No interest will be paid or accrued for the benefit of holders of stock certificates or book-entry evidence on the merger consideration payable upon the surrender of stock certificates or book-entry evidence.

Termination of Exchange Fund

Any portion of the exchange fund that remains undistributed to the holders of stock certificates or book-entry evidence for one year after the effective time (including any interest received with respect thereto) will be delivered to the surviving corporation, upon written demand, and any such holders prior to the merger who have not by then complied with the merger agreement will thereafter look only to the surviving corporation as a general creditor for payment of their claims for merger consideration (without any interest thereon) in respect thereof (other than shares of Avantax common stock issued and outstanding immediately prior to the effective time and held by a holder who is entitled to, and has properly exercised and perfected his, her or its demand for, appraisal rights in compliance with Section 262 of the DGCL (the “dissenting shares”) and shares canceled for no payment pursuant to the merger agreement (as described in the section of this proxy statement entitled “Merger Consideration—Avantax-Owned and Parent-Owned Avantax Common Stock” above)), subject to abandoned property, escheat or similar law.

No Liability

None of Parent, Acquisition Sub, Avantax, the surviving corporation or the paying agent will be liable to any person in respect of any cash held in the exchange fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the exchange fund which remains undistributed to the holders of stock certificates or book-entry evidence immediately prior to such date on which the exchange fund would otherwise escheat to, or become the property of, any governmental authority, will, to the extent permissible by applicable law, become the property of the surviving corporation, free and clear of all claims or interest of any person previously entitled thereto.

Investment of Exchange Fund

The paying agent will invest any cash included in the exchange fund as directed by Parent or, after the effective time, the surviving corporation. However, (i) no such investment will relieve Parent or the paying agent from making the payments required by the merger agreement, and following any losses (or any diminishment of the exchange fund for any other reason below the level required to make prompt cash payment in full of the aggregate funds required to be paid pursuant to the terms of the merger agreement) Parent will promptly provide additional funds to the paying agent for the benefit of the holders of Avantax common stock in the amount of such losses, (ii) no such investment will have maturities that could prevent or delay payments to be made pursuant to the merger agreement and (iii) such investments will be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, respectively. Any interest and other income resulting from such investments will be promptly paid to Parent.

Treatment of Outstanding Equity Awards and Equity Plans

Treatment of Options

The merger agreement provides that at the effective time, each Company Option (whether or not vested) that is outstanding immediately prior to the effective time will automatically vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the merger consideration over (B) the per-share exercise price for such Company Option multiplied by (ii) the total number of shares of Avantax common stock underlying such Company Option. However, if the exercise price per share of Avantax common stock of such Company Option is equal to or greater than the merger consideration, such Company Option will be cancelled at the effective time without any cash payment or other consideration being made in respect thereof.

Treatment of RSUs (other than to Non-Employee Financial Professionals after January 1, 2024)

The merger agreement provides that at the effective time, each Company RSU (except any Permitted 2024 RSU granted to any non-employee financial professional) that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company RSU (determined in the manner described below) multiplied by (ii) the merger consideration. The number of shares of Avantax common stock underlying a Company RSU for this purpose will be determined as follows: (1) for Company RSUs granted prior to the date of the merger agreement, equal to the total number of shares of Avantax common stock underlying such Company RSU and (2) for Permitted 2024 RSUs (except any Permitted 2024 RSUs granted to any non-employee financial professional), equal to the product of (A) the total number of shares of Avantax common stock underlying such Permitted 2024 RSU and (B) the quotient of the number of days actually worked between the date of grant of such Permitted 2024 RSU and the effective time divided by the total number of days in the vesting period for such Permitted 2024 RSUs, which vesting period will in no event be less than three years from the date of grant of such Permitted 2024 RSUs. Except as otherwise described below with respect to any Permitted 2024 RSU granted to any non-employee financial professional, any Company RSU (or any portion thereof) that does not vest in accordance with the above will be cancelled and terminated without consideration immediately prior to the effective time.

Treatment of PSUs (other than to Non-Employee Financial Professionals after January 1, 2024)

The merger agreement provides that at the effective time, each Company PSU (except any Permitted 2024 PSU granted to any non-employee financial professional) that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Avantax common stock underlying such Company PSU (determined in the manner described below) multiplied by (ii) the merger consideration. The number of shares of Avantax common stock underlying a Company PSU for this purpose will be determined as follows: (1) for Company PSUs (or portions thereof) granted prior to the date of the merger agreement for which the performance period has been completed prior to the effective time, based on the actual level of performance (as determined by the Board or a committee of the Board prior to the effective time in good faith consistent with past practices) through the end of such performance period; (2) for Company PSUs (or portions thereof) granted prior to the date of the merger agreement for which the performance period has not expired as of the effective time, based on the greatest of (i) the target level of performance, (ii) if the vesting of which is measured by reference to total shareholder return, based on the total shareholder return reflected by the merger consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten business days prior to the effective time) and (iii) if the vesting of which is measured by reference to EBITDA, based on the EBITDA measured as of the effective time (as determined by the Board (or an appropriate committee of the Board)), in each case, determined by assuming shortened performance periods that end as of the effective time and otherwise in good faith consistent with past practices; and (3) for Permitted 2024 PSUs (except any Permitted 2024 PSU granted to any non-employee financial professional), equal to the product of (i) the target number of shares of Avantax common stock underlying such Permitted 2024 PSU and (ii) the quotient of the number of days actually worked between the start of the performance period for such Permitted 2024 PSUs and the effective time divided by the total number of days in the performance period for such Permitted 2024 PSUs, which performance period will in no event be less than three years commencing with the 2024 performance year. Except as otherwise described below with respect to any Permitted 2024 PSU granted to any non-employee financial professional, any Company PSU (or any portion thereof) that does not vest in accordance with the above will be cancelled and terminated without consideration immediately prior to the effective time.

Treatment of RSUs and PSUs to Non-Employee Financial Professionals after January 1, 2024

The merger agreement provides that at the effective time, each Permitted 2024 RSU granted to any non-employee financial professional and each Permitted 2024 PSU granted to any non-employee financial professional that is outstanding immediately prior to the effective time, will automatically cease to represent a Permitted 2024 RSU or Permitted 2024 PSU denominated in shares of Avantax common stock and be converted into and become a right to receive a replacement cash award (i.e., an amount in cash, without interest, equal to the product of (i) the total number of shares of Avantax common stock underlying such Permitted 2024 RSU or, in the case of Permitted 2024 PSUs, the target number of shares of Avantax common stock, multiplied by (ii) the merger consideration). However, each replacement cash award will be subject to the same vesting and payment schedules as the Permitted 2024 RSU or Permitted 2024 PSU it replaces (other than performance-based vesting conditions). The vesting schedule applicable to the Permitted 2024 RSU will in no event be less than three years from the date of grant of such Permitted 2024 RSU, and in respect of the performance period applicable to the Permitted 2024 PSU, no less than a three-year performance period commencing with the 2024 performance year (which as applied to a corresponding replacement cash award will result in cliff vesting at the end of such three-year performance period), and in all cases the vesting of a replacement cash award will be subject to the non-employee financial professional’s continuous performance of services to Parent or any of its affiliates through the applicable vesting date.

Treatment of Equity Plans

The merger agreement provides that, prior to the effective time, Avantax will terminate its equity incentive plans.

Employee Stock Purchase Plan

The merger agreement provides that with respect to the Company ESPP, the (i) the current “offering period” (as defined in the Company ESPP) in effect as of the date of the merger agreement will be the final offering period (such period, the “final offering period”) and no further offering period will commence pursuant to the Company ESPP after the date of the merger agreement, (ii) each individual participating in the final offering period on the date of the merger agreement will not be permitted to (A) increase his or her payroll contribution rate pursuant to the Company ESPP from the rate in effect on the date immediately preceding the date of the merger agreement or (B) make separate non-payroll contributions to the Company ESPP on or following the date of the merger agreement and (iii) no new participants will be permitted to start contributing under the Company ESPP on or after the date of the merger agreement other than pursuant to elections made prior to the date of the merger agreement. Additionally, effective as of immediately prior to the effective time, Avantax will terminate the Company ESPP, and no further rights will be granted or exercised under the Company ESPP thereafter.

Lost Certificates

If any stock certificate has been lost, stolen or destroyed, then upon the making of an affidavit, in form and substance reasonably acceptable to Parent and Avantax, of that fact by the person claiming such stock certificate to be lost, stolen or destroyed and, if reasonably required by the surviving corporation, the posting by such person of a bond, in such reasonable form and customary amount as the surviving corporation may direct, as indemnity against any claim that may be made against it with respect to such stock certificate, the paying agent will issue in exchange for such lost, stolen or destroyed stock certificate, the merger consideration to which the holder thereof is entitled pursuant to the merger agreement.

Dissenting Shares

Any dissenting shares will not be converted into the right to receive the merger consideration, but the holders of such dissenting shares will be entitled to receive such consideration as may be determined to be due to such holder pursuant to Section 262 of the DGCL. However, if any such holder fails to perfect or will have effectively withdrawn or loses such holder’s right to appraisal and payment under Section 262 of the DGCL (whether occurring before, at or after the effective time), such holder’s shares of Avantax common stock will thereupon be deemed to have been converted as of the effective time into the right to receive the merger consideration, without any interest thereon and less any required tax withholdings as provided in the merger agreement, and such shares will not be deemed to be dissenting shares.

The merger agreement provides that Avantax will give Parent (i) prompt notice of any demands for appraisal filed pursuant to Section 262 of the DGCL received by Avantax, withdrawals of such demands and any other instruments served or delivered in connection with such demands pursuant to Section 262 of the DGCL and received by Avantax, and (ii) the opportunity and right to participate in all negotiations and proceedings with respect to demands made pursuant to Section 262 of the DGCL. Prior to the effective time, Avantax will not, except with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (i) make any payment with respect to any such demand, (ii) offer to settle or settle any such demand or (iii) waive any failure to timely deliver a written demand for appraisal or timely take any other action to perfect appraisal rights in accordance with the DGCL.

Representations and Warranties

Avantax, on the one hand, and Parent and Acquisition Sub, on the other hand, have each made representations and warranties to each other in the merger agreement. The representations and warranties referenced below and included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to Avantax stockholders and may be subject to limitations agreed upon by the parties to the merger agreement, including being qualified by Avantax’s disclosures filed with or furnished to the SEC and confidential disclosures made by Avantax to Parent and Acquisition Sub in the Company disclosure letter and made by Parent to Avantax in the Parent disclosure letter. The representations and warranties contained in the merger agreement should not be relied upon as characterizations of the actual state of facts or conditions of Avantax, Parent, Acquisition Sub or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the merger agreement will expire at the effective time.

Representations and Warranties of Avantax

Avantax has made customary representations and warranties to Parent and Acquisition Sub in the merger agreement, in each case, subject to customary qualifications and limitations, including representations and warranties relating to the following:

•	the organization, valid existence, qualification to do business and good standing of Avantax;

•

Avantax’s subsidiaries, including, among other things, the organization, valid existence, qualification to do business, good standing, ownership and absence of restrictions with respect to the capital stock of such subsidiaries;

•	the capital structure, and the absence of restrictions or obligations with respect to the capital stock and other securities, of Avantax;

•	Avantax’s power and authority to enter into, and, subject to receipt of the Avantax stockholder approval, consummate the transactions contemplated by the merger agreement, including the merger;

•

approval of the merger agreement by the Board and, subject to the terms and conditions of the merger agreement, the recommendation of the Board that the stockholders of the Company vote in favor of adoption the merger agreement;

•

the absence of conflicts with, or violations of, or consents required under, laws, organizational documents, material contracts or material permits, in each case, as a result of Avantax’s execution or delivery of the merger agreement or the performance by Avantax of its covenants and obligations under, or the consummation by Avantax of the transactions contemplated by, the merger agreement;

•	the governmental and regulatory approvals required to complete the merger;

•	Avantax’s and its subsidiaries’ governmental permits and compliance with law;

•

Avantax’s SEC filings since January 1, 2020, Avantax’s financial statements contained in such filings and the absence of any outstanding or unresolved comments in comment letters received by Avantax or any of its subsidiaries from the SEC, FINRA or any other similar governmental authority or their respective staffs;

•	the information contained in this proxy statement;

•	Avantax’s and its subsidiaries’ systems of disclosure controls and procedures and internal control over financial reporting;

•	the absence of any Company material adverse effect (as defined below) since June 30, 2023 and the absence of certain other changes or events since June 30, 2023;

•	the absence of liabilities not disclosed in Avantax’s financial statements or otherwise disclosed in the Company disclosure letter;

•	the absence of any pending or, to Avantax’s knowledge, threatened litigation or other similar proceeding by or before any governmental authority, arbitral body or mediator since January 1, 2020;

•	employee benefits matters related to Avantax and its subsidiaries;

•	employment and labor matters related to Avantax and its subsidiaries;

•	intellectual property and data protection matters related to Avantax and its subsidiaries;

•	tax matters related to Avantax and its subsidiaries;

•

contracts that constitute “material contracts” required to be filed by Avantax pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and other contracts to which Avantax or any of its subsidiaries is a party that are described in the material contracts representations and warranties in the merger agreement (the “material contracts”);

•	investment adviser and broker-dealer matters related to Avantax and its subsidiaries;

•	real property owned and leased by Avantax or any of its subsidiaries and environmental matters relating to Avantax and its subsidiaries;

•	the vote of Avantax securityholders required in connection with the transactions contemplated by the merger agreement;

•

the absence of fees or commissions payable by Avantax or its subsidiaries to brokers, finders or investment bankers, other than those payable to PJT Partners in connection with the transactions contemplated by the merger agreement;

•	the opinion of Avantax’s financial advisor;

•	insurance coverage maintained by Avantax and its subsidiaries;

•

the absence of transactions between Avantax or any of its subsidiaries and any affiliate of Avantax that would be required to be disclosed by Avantax pursuant to Item 404 of Regulation S-K promulgated under the Securities Act;

•	matters related to Avantax’s and its subsidiaries’ business relationships with material suppliers;

•	matters related to Avantax’s and its subsidiaries’ personal property;

•	COVID-19 matters related to Avantax and its subsidiaries;

•	the inapplicability of takeover or anti-takeover statutes to the transactions contemplated by the merger agreement;

•	matters related to Avantax’s and its subsidiaries’ employees acting as insurance brokers, agents or producers;

•	matters related to third-party agents of Avantax and its subsidiaries acting as insurance brokers, agents or producers;

•	matters related to Avantax’s and its subsidiaries’ employees’ market conduct; and

•	ERISA matters related to Avantax and its subsidiaries.

Some of Avantax’s representations and warranties are qualified by the concept of a “Company material adverse effect.” Under the terms of the merger agreement, a Company material adverse effect means any change, event, effect, circumstance, development or state of facts (each, an “effect”) that, individually or in the aggregate, has a material adverse effect on the business, financial condition or continuing results of operations of Avantax and its subsidiaries, taken as a whole. However, effects that, directly or indirectly, to the extent they relate to or result from the following, will be excluded from the determination of a Company material adverse effect:

•	any effect generally affecting any of the industries, businesses or markets in which Avantax or its subsidiaries operate;

•

any development or change in any law or GAAP (or changes in authoritative interpretations of any law or GAAP) and, to the extent relevant to the business of Avantax and its subsidiaries, in any legal or binding regulatory requirement or condition or the regulatory enforcement environment issued by a governmental authority;

•

general economic, regulatory or political conditions (or changes therein) or conditions (or changes therein or disruptions thereof) in the U.S. or global economy or financial, credit, banking, securities, debt or other capital markets (including changes in interest or currency exchange rates and any suspension of trading in securities generally on NASDAQ);

•

any acts of God, natural disasters, force majeure events, terrorism, sabotage, armed hostilities, civil unrest, declared or undeclared acts of war (whether or not declared), epidemics, pandemics or disease outbreaks (including, for the avoidance of doubt, COVID-19, any measures taken in connection with or in response to the health and safety consequences of COVID-19 or effects thereof), or any escalation or worsening of any of the foregoing;

•

the negotiation, execution, announcement, consummation, existence or pendency of the merger agreement or the transactions contemplated thereby, including by reason of (i) the identity of Parent, Acquisition Sub or any of their respective affiliates, (ii) any communication by Parent or its affiliates regarding the plans or intentions of Parent with respect to the conduct of the business or the operations or strategy of Avantax or any of its subsidiaries following the effective time, (iii) the failure to obtain any consents of a third party in connection with the transactions contemplated by the merger agreement and (iv) the impact of any of the foregoing on any relationships (contractual or otherwise) with customers, suppliers, landlords, vendors, collaboration or joint venture partners, employees, financial advisors or other financial professionals or regulators or any independent financial professionals or advisors that have a relationship with Avantax, and any employee, registered representative, independent contractor or agent of Avantax or its subsidiaries;

•

any action taken that is required by the terms of the merger agreement or with the consent or at the direction of Parent or Acquisition Sub (or any action not taken as a result of the failure of Parent to consent to any action requiring Parent’s consent);

•

any changes in the market price or trading volume of Avantax common stock, any failure by Avantax or its subsidiaries to meet internal, analysts’ or other earnings estimates or financial projections or forecasts for any period, any changes in credit ratings and any changes in any analysts’ recommendations or ratings with respect to Avantax or any of its subsidiaries;

•

any matter described in the Company disclosure letter or reflected in documents or reports field or furnished by Avantax with the SEC since January 1, 2020 or the consolidated financial statements included therein, in each case, in reasonable detail (other than any disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” that are both non-specific and cautionary in nature (but, in each case, only to the extent the material adverse effect in question is readily apparent on its face based on the substance and content of such disclosure)); and

•

any action threatened or initiated by stockholders of Avantax against Avantax, any of its subsidiaries or any of their respective officers or directors, in each case, arising out of or relating to the execution of the merger agreement or the transactions contemplated by the merger agreement.

However, with respect to the exceptions described in the first, second, third and fourth bullet points above, such effects may be taken into account to the extent they materially and disproportionately adversely affect Avantax and its subsidiaries, taken as a whole, compared to other similarly situated persons operating primarily in the industries in which Avantax and its subsidiaries operate.

Representations and Warranties of Parent and Acquisition Sub

Parent and Acquisition Sub have made customary representations and warranties to Avantax in the merger agreement, in each case, subject to customary qualifications and limitations, including representations and warranties relating to the following:

•	the organization, valid existence, qualification to do business and good standing of Parent and Acquisition Sub;

•	each of Parent’s and Acquisition Sub’s power and authority to enter into and consummate the transactions contemplated by the merger agreement;

•

the absence of conflicts with, or violations of, or consents required under, laws, organizational documents or contracts and permits to which Parent or Acquisition Sub is a party, in each case, as a result of Parent’s and Acquisition Sub’s execution or delivery of the merger agreement or the consummation by Parent and Acquisition Sub of the transactions contemplated by the merger agreement;

•	the governmental and regulatory approvals required to complete the merger;

•	the absence of any pending or, to Parent’s knowledge, threatened or other similar proceeding by or before any governmental authority, arbitral body or mediator that would individually or in the aggregate, reasonably be expected to have a Parent material adverse effect or seeking to prevent, enjoin, hinder, modify, delay or challenge the merger or any of the other transactions contemplated by the merger agreement;

•	investment adviser and broker-dealer matters related to Parent and Acquisition Sub;

•	the absence of certain contracts or commitments to enter into a contract by Parent or any of its affiliates (including Acquisition Sub) with any stockholder of Avantax;

•	the information contained in this proxy statement;

•	the debt commitment letter and the sufficiency of the debt financing;

•	the ownership of Acquisition Sub by Parent;

•	the investment intention of Parent;

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the absence of fees or commissions payable by Parent or any of its subsidiaries or affiliates to brokers, finders or investment bankers in connection with the transactions contemplated by the merger agreement;

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the solvency of Parent and Acquisition Sub as of the date of the merger agreement and the solvency of Parent and the surviving corporation and each subsidiary of the surviving corporation at and immediately after the effective time;

•	the absence of ownership of shares of Avantax common stock by Parent, Acquisition Sub or any of their respective affiliates or associates;

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other than the merger agreement, the absence of certain contracts or commitments to enter into a contract between Parent, Acquisition Sub or any of their respective affiliates, on the one hand, and any member of Avantax’s management or the Board, on the other hand;

•	Parent’s financial statements and internal control over financial reporting; and

•	Parent’s credit agreement and indenture.

Covenants Regarding Conduct of Business by Avantax Prior to the Merger

Under the merger agreement, Avantax agreed that, until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, except as (i) may be required by law, any governmental authority or the rules or regulations of NASDAQ, (ii) Avantax determines, in its reasonable discretion, may be necessary or advisable in accordance with the measures in response to COVID-19 or otherwise in connection with or in response to the health and safety consequences of COVID-19 or any other pandemic, epidemic or disease outbreak (so long as, in connection with any such action, Avantax promptly notifies Parent in writing prior to the taking of any such action, and to the extent any such action would otherwise require the written consent of Parent as described below, Avantax will, to the extent reasonably practicable, consult with Parent as to any such action and take into consideration the reasonable concerns of Parent and consider in good faith the reasonable suggestions of Parent with respect to such action), (iii) may be consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed) (iv) may be required, contemplated or permitted pursuant to the merger agreement or (v) as set forth in the Company disclosure letter, (a) Avantax will, and will cause each of its subsidiaries to, use commercially reasonable efforts to conduct its operations over which it has control in all material respects in the ordinary course of business; (b) Avantax will use its commercially reasonable efforts to, and will cause its subsidiaries to use their commercially reasonable efforts to, preserve intact its business in all material respects; (c) Avantax will, in connection with customary integration planning, use its reasonable best efforts to cooperate with Parent and its representatives to identify any contracts, including any contracts with suppliers or leases, that will not be necessary (in the sole discretion of Parent) following the closing; (d) Avantax will use its commercially reasonable efforts to, and cause its subsidiaries to use their commercially reasonable efforts to, continue to maintain, in all material respects, its assets, properties, rights and operations in accordance with present practice; and (e) Avantax will not, and will not permit any of its subsidiaries to:

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amend or otherwise change (other than immaterial or ministerial changes) Avantax’s certificate of incorporation or Avantax’s bylaws or amend or otherwise change in any material respect any equivalent organizational or governing documents of any of its subsidiaries;

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adjust, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of Avantax or any of its subsidiaries (other than repurchases or retention of shares of Avantax common stock in connection with the exercise, vesting or settlement of Avantax equity awards);

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issue, reissue, sell, pledge, dispose, encumber or grant any shares of capital stock or other equity interests in Avantax or any of its subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock or equity interests of Avantax or any of its subsidiaries, other than (i) transactions among Avantax and its wholly-owned subsidiaries or between or among Avantax’s wholly-owned subsidiaries, (ii) issuances of shares of Avantax common stock upon the exercise, vesting or settlement of Avantax equity awards that are outstanding as of the date of the merger agreement, (iii) the Permitted RSUs or Permitted PSUs in accordance with the terms of the merger agreement and the Company disclosure letter or (iv) encumbrances or pledges of shares of capital stock or other equity interests of Avantax or any of its subsidiaries to the extent constituting permitted liens or in compliance with the terms of the merger agreement;

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authorize, declare, set aside, pay or make any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the capital stock or other equity interests of Avantax or any of its subsidiaries, other than as between Avantax and any of its wholly-owned subsidiaries or between or among any of Avantax’s wholly-owned subsidiaries;

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except as required under the terms of an Avantax benefit plan in effect on the date of the merger agreement and set forth in the Company disclosure letter or as permitted pursuant to the merger agreement, (i) increase the annual base salary, wage rate, target annual bonus or any other compensation payable, or to become payable, to any individual who is a current or former director, officer, employee or individual independent contractor or other service provider of Avantax or any of its subsidiaries (an “Avantax service provider”), except in connection with any increase to the annual base salary or wage rate to officers or employees of Avantax or any of its subsidiaries whose annual base salary is less than $175,000 as of the date of the merger agreement, made in the ordinary course of business after January 1, 2024 (including in connection with promotions), provided that the aggregate amount of such increases will not exceed 4% of the aggregate base salaries or wage rate of such officers and employees as of the date of the merger agreement, (ii) grant to any Avantax service provider any right of severance or termination pay or other termination benefit, or enter into any employment or individualized severance agreement with any Avantax service provider; (iii) enter into any collective bargaining agreement with any labor union; (iv) establish, adopt, enter into or materially amend any Avantax benefit plan (or any arrangement that if in existence as of the date of the merger agreement would constitute an Avantax benefit plan) (other than in conjunction with annual renewals of Avantax benefit plans that provide health or welfare benefits, which do not materially increase the costs of maintaining such plans); (v) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund the payment of compensation or benefits, under any Avantax benefit plan; (vi) change, in any material respect, the manner in which contributions to any Avantax benefit plans are made or the basis on which such contributions are determined, except as may be required by GAAP; (vii) forgive any loans or issue any loans to any Avantax service providers (other than routine travel advances issued in the ordinary course of business and except as otherwise permitted by the merger agreement); (viii) hire any Avantax service provider other than in the ordinary course of business with respect to individuals whose annual base compensation is less than $175,000 or (ix) terminate the employment or engagement of (A) any Avantax service provider as of the date of the merger agreement whose annual base salary or fee is greater than $175,000 other than for “cause” or (B) any Avantax service provider as of the date of the merger agreement whose annual base salary or fee is equal to or less than $175,000 other than in the ordinary course of business;

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acquire (including by merger, consolidation, or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Avantax and its wholly-owned subsidiaries or among its wholly-owned subsidiaries, any material equity interest in or business of any person, except with respect to acquisitions pursuant to agreements in effect prior to the execution of the merger agreement and set forth in the Company disclosure letter;

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sell, lease, assign, sublease, mortgage, pledge or otherwise encumber or dispose of any assets of Avantax or its subsidiaries that are material to Avantax and its subsidiaries taken as a whole, except (i) in the ordinary course of business, (ii) any mortgages, pledges or encumbrances as are required under the loan documents governing Avantax’s existing credit agreement, (iii) in connection with any transactions permitted pursuant to the terms of the merger agreement, (iv) sales or dispositions solely between or among Avantax and any of its wholly-owned subsidiaries or between or among any of its wholly-owned subsidiaries, (v) for properties or assets not currently used in the business of Avantax or any of its subsidiaries or (vi) permitted liens;

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incur any indebtedness for borrowed money, issue any debt securities or assume or guarantee any such indebtedness for any person (other than an Avantax wholly-owned subsidiary) for borrowed money, except for indebtedness incurred (i) under Avantax’s existing credit agreement or incurred to replace, restate, renew, extend, refinance or refund any existing indebtedness of Avantax or its subsidiaries, whether term or revolving indebtedness, on terms and conditions not inconsistent with prevailing market conditions for substantially similar credit facilities at such time, as it may have been amended, restated, amended and restated, replaced, refinanced, modified or supplemented in accordance with the merger agreement (provided, that Avantax will not be permitted to increase the borrowing capacity existing as of the date of the merger agreement under any such facility without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed)), (ii) pursuant to other contracts in effect on the date of the merger agreement that are set forth in the Company disclosure letter, (iii) between or among Avantax or any of its wholly-owned subsidiaries or between or among any of Avantax’s wholly-owned subsidiaries, (iv) which is to be repaid prior to the closing, (v) in connection with transactions permitted pursuant to the merger agreement or (vi) for any guarantee by Avantax of indebtedness of any of its wholly-owned subsidiaries or any guarantee by any of Avantax’s wholly-owned subsidiaries of indebtedness of Avantax or any of its subsidiaries;

•

modify, amend (including any automatic renewals of) or consent to the termination of (other than at its stated expiration date) any material contract which cannot be terminated without penalty upon notice of 90 days or less other than in the ordinary course of business, or except as otherwise expressly permitted by the merger agreement, enter into or terminate any contract which, had it been in existence on the date of the merger agreement, would be a material contract;

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(i) sell, assign, transfer, license, abandon, cancel, permit to lapse or be dedicated to the public domain, pledge, encumber, fail to renew, maintain or pursue filed applications for or otherwise dispose of any

Avantax-owned intellectual property to any person other than Avantax or any of its subsidiaries, other than (A) the expiration of such Avantax-owned intellectual property at the end of its maximum statutory term, (B) non-exclusive grants to customers or suppliers in their capacity(ies) as such (x) in the ordinary course of business or (y) pursuant to any material contract, (C) the grant of non-exclusive licenses in the ordinary course of business or (D) permitted liens or (ii) disclose to any person any non-public material intellectual property or trade secrets, other than (A) to Avantax or any of its subsidiaries or (B) pursuant to a valid and binding confidentiality agreement or other binding obligation of confidentiality that Avantax or an Avantax subsidiary entered into in the ordinary course of business;

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make any change to its methods of accounting in effect at January 1, 2023, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or self-regulating authority (including the Financial Accounting Standards Board or any similar organization), (ii) as required or recommended by PCAOB or Avantax’s auditors in connection with an audit or review of Avantax’s financial statements, (iii) to permit the audit of Avantax’s financial statements in compliance with GAAP, (iv) as required by a change in applicable law or any governmental authority of competent jurisdiction or (v) as disclosed in Avantax’s SEC filings since January 1, 2020 on or prior to the date of the merger agreement;

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dissolve, wind-up or liquidate (or adopt or enter into a plan of complete or partial liquidation or dissolution or voluntarily file for bankruptcy or any similar proceeding), merge, consolidate, restructure, recapitalize or reorganize Avantax or any Avantax subsidiary, other than (i) the merger, (ii) any internal corporate reorganizations of Avantax’s wholly-owned subsidiaries in the ordinary course of business or (iii) in connection with any disposition permitted by the merger agreement;

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settle or compromise any material action other than (i) settlements or compromises of legal actions where the amount paid (less the amount otherwise covered by insurance) in settlement or compromise, in each case, does not exceed, on an individual basis, the amount set forth in the Company disclosure letter or (ii) any legal action with respect to which an insurer or other third party (but neither Avantax nor any of its subsidiaries) has the right to control the decision to compromise or settle such action or Avantax is contractually obligated not to unreasonably delay, condition or withhold its consent to such third party’s decision to compromise or settle such action;

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enter into any contract or commitment (or series of similar contracts or commitments) that would require capital expenditures in excess of $1,000,000 individually and $3,000,000 in the aggregate, other than (i) any capital expenditure (or series of related capital expenditures) consistent in all material respects with Avantax’s annual capital expenditure budget or forecast, in each case, for the periods following the date of the merger agreement and as provided to Parent prior to the date of the merger agreement, (ii) with respect to capitalized data or capitalized internal labor in the ordinary course of business or (iii) capital expenditures pursuant to contracts in effect prior to the date of the merger agreement;

•	fail to use commercially reasonable efforts to keep in full force and effect insurance comparable in amount and scope to coverage maintained as of the date of the merger agreement;

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lend any amount to any person in excess of $500,000 individually and $2,000,000 in the aggregate (other than, in each case, between or among Avantax and any of its wholly-owned subsidiaries or between or among its subsidiaries);

•	provide any trade credit or make similar loans and advances to employees, financial professionals and suppliers in excess of $3,000,000 in the aggregate;

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except to the extent that any of the following would not reasonably be expected to be materially adverse to Avantax and its subsidiaries, taken as a whole, make or change any tax election, change an annual accounting period with respect to taxes, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment relating to Avantax or any of its subsidiaries or surrender any right to claim a refund of taxes; or

•	enter into any contract to do any of the foregoing.

Obligations with Respect to this Proxy Statement and the Special Meeting

Under the merger agreement, Avantax agreed to, as promptly as reasonably practicable after the date of the merger agreement, prepare and file a preliminary proxy statement in connection with the Avantax stockholder meeting with the SEC (and use its reasonable best efforts to cause such filing to be made within 30 days after the date of the merger agreement). Parent and Acquisition Sub are required to furnish to Avantax all information concerning themselves and their affiliates that is reasonably requested or required to be included in the proxy statement and must promptly provide such other assistance in connection with the preparation and filing of the proxy statement as may be reasonably requested by Avantax from time to time. Avantax must use reasonable best efforts (with the assistance of, and after consultation with, Parent as provided by the merger agreement) to respond as promptly as reasonably practicable to any comments of the SEC or the staff of the SEC with respect to the proxy statement.

As promptly as practicable (and in any event within five days) following the earlier of (i) the date on which the SEC confirms that it has no further comments on the proxy statement and (ii) ten days after the initial filing of the proxy statement to the extent the SEC indicates it will not be reviewing the proxy statement, Avantax will (A) establish (within ten business days after such date) a record date for and give notice of a meeting of its stockholders, for the purpose of voting upon the adoption of the merger agreement, (B) promptly following the filing of the definitive proxy statement, cause the proxy statement to be furnished to Avantax’s stockholders as of the record date established for the stockholders’ meeting, and (C) duly call, convene and hold the stockholders’ meeting. Subject to the exceptions set forth in the merger agreement, the proxy statement will include the Avantax recommendation. In connection with the stockholders’ meeting, subject to the exceptions set forth in the merger agreement, Avantax will use its reasonable best efforts to solicit proxies in favor of the Avantax stockholder approval and to obtain the Avantax stockholder approval. Parent and Acquisition Sub will vote all shares of Avantax common stock (if any) held by them in favor of the adoption of the merger agreement.

Efforts to Complete the Merger

In accordance with the terms and subject to the terms and conditions of the merger agreement, the parties to the merger agreement will (and will cause their controlled affiliates) (and, in the case of Parent, any direct or indirect corporate parent to) use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the merger agreement and to cause the conditions to the merger set forth in the merger agreement to be satisfied as expeditiously as practicable (and in any event at least five business days prior to the termination date), including using reasonable best efforts to accomplish the following:

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the obtaining of all necessary actions or non-actions and consents from governmental authorities necessary in connection with the consummation of the transactions contemplated by the merger agreement, including the merger, and the making of all necessary registrations and filings (including filings with governmental authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid any legal action by, any governmental authority necessary in connection with the consummation of the transactions contemplated by the merger agreement, including the merger;

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the obtaining of all other necessary consents or waivers from third parties (provided that Avantax will not be required to make or agree to make any payment or accept any material conditions, amendments or obligations with respect thereto);

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the contesting and defending of any legal actions, whether judicial or administrative, challenging the merger agreement or the consummation of the transactions contemplated by the merger agreement, including the merger, including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed; and

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the execution and delivery of any additional instruments reasonably necessary to consummate the merger and any other transactions to be performed or consummated by such party in accordance with the terms of the merger agreement and to carry out fully the purposes of the merger agreement.

Each of the parties to the merger agreement will promptly and cause its affiliates to promptly (and, in the case of filings required under the HSR Act, in no event later than ten business days following the date of the merger agreement):

•	make and not withdraw (without Avantax’s prior written consent) its filings under the HSR Act with respect to the transactions contemplated by the merger agreement, including the merger;

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use its respective reasonable best efforts to comply as promptly as practicable with any request under the HSR Act for additional information (including responding to any “second request”), documents or other materials received by such party from the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice or any other governmental authority under any antitrust laws in respect of any such filings with respect to the transactions contemplated by the merger agreement, including the merger; and

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act in good faith and reasonably cooperate with the other parties to the merger agreement in connection with any such filings (including, if requested by the other parties to the merger agreement, to accept all reasonable additions, deletions or changes suggested by the other parties to the merger agreement in connection therewith) and in connection with resolving any investigation or other inquiry of such agency or other governmental authority under any antitrust laws.

In taking the foregoing actions, each of Avantax, Parent and Acquisition Sub will act reasonably and as promptly as practicable. Notwithstanding anything in the merger agreement to the contrary, obtaining any consents or waivers from any third party pursuant to the terms of the merger agreement or otherwise will not be a condition to the obligations of any party to consummate the merger. No party to the merger agreement nor any of their respective affiliates will be required to offer, or make, any payment or concession (financial or otherwise) under this section of the merger agreement that is not contingent on the closing occurring.

The merger agreement also provides that Parent and Acquisition Sub agree to (and will cause each of its subsidiaries to) promptly take any and all steps necessary or reasonably advisable or as may be required by any governmental authority to avoid or eliminate each and every impediment and obtain all consents (including under any antitrust laws) that may be required by any governmental authority so as to enable the parties to consummate the transactions contemplated by the merger agreement, including the merger, as expeditiously as possible (and in any event at least five business days prior to the termination date), including committing to and effecting, by consent decree, hold separate order, trust or otherwise:

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selling, divesting, licensing or otherwise disposing of, or holding separate and agreeing to sell, divest, license or otherwise dispose of, any assets of Avantax or its subsidiaries or of Parent or Acquisition Sub or their respective subsidiaries;

•	terminating, amending or assigning existing relationships and contractual rights and obligations;

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requiring Parent or Acquisition Sub or Avantax or any of their respective subsidiaries to grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship with, any third party; and

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imposing limitations on Parent or Acquisition Sub or Avantax or any of their respective subsidiaries with respect to how they own, retain, conduct or operate all or any portion of their respective businesses or assets.

However, the foregoing will not require Parent or any of its subsidiaries to take any of the aforementioned actions, that individually or in the aggregate, would reasonably be expected to have a material and adverse effect on either (i) Parent and its subsidiaries, taken as a whole, or (ii) Avantax and its subsidiaries, taken as a whole, in each case, as determined in the reasonable judgment of Parent.

Each of the parties to the merger agreement will (and will cause its affiliates to) furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will reasonably cooperate in good faith in responding to any inquiry from a governmental authority, including:

•	promptly informing the other parties to the merger agreement of such inquiry;

•	consulting in advance before making any presentations or submissions to a governmental authority;

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giving the other parties to the merger agreement the opportunity to attend and participate in any substantive meetings or discussions with any governmental authority, to the extent not prohibited by such governmental authority; and

•	supplying each other with copies of all material correspondence, filings or communications between either party and any governmental authority with respect to the merger agreement.

Notwithstanding anything to the contrary contained in the merger agreement, Parent will consult with Avantax and consider in good faith the views of Avantax in connection with all material communications with any governmental authority and strategy regarding the antitrust laws. Avantax and Parent, in their respective sole and absolute discretion, may designate any competitively sensitive material as “Outside Counsel Only Material” such that such materials and the information contained therein will be given only to the outside counsel of the recipient and will not be disclosed to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel.

Without limiting the generality of the obligations described above, Avantax will cause to be made (including by its subsidiaries), as promptly as practicable following the date of the merger agreement (but in any event, within 15 business days), (i) the filing required to obtain the non-disapproval from the Texas Department of Insurance to the filings by Avantax with the Texas Department of Insurance as required under Texas Insurance Code Section 4001.253, to request the non-disapproval of the Texas Department of Insurance to the change of control of the Avantax subsidiaries that are licensed as agencies in Texas and (ii) an application or applications to FINRA pursuant to FINRA Rule 1017(a)(4) for approval of the change in ownership and control of the registered broker-dealer resulting from the consummation of the transactions contemplated by the merger agreement with the request to FINRA that it be reviewed on a “Fast Track” basis, and Parent will promptly provide or cause to be provided to Avantax all information reasonably requested by Avantax as is necessary to effect such application(s) for the NRA approval.

In addition, until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, Parent and Acquisition Sub will not (and will cause their respective affiliates not to) take or permit any action that would result in any of the representations or warranties in the merger agreement related to investment adviser and broker-deal matters to become untrue or inaccurate at any time (as though made as of such time in a manner which would be reasonably expected to materially delay the closing).

Access to Information

The merger agreement provides that Avantax will (and will cause each of its subsidiaries to) afford to Parent and its representatives reasonable access, at Parent’s sole cost and expense, in a manner not disruptive in any material respect to the operations of Avantax and its subsidiaries, during normal business hours and upon reasonable advance written notice submitted in accordance with the terms of the merger agreement, until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, to the management personnel, properties, books and records of Avantax and its subsidiaries and, during such period, will (and will cause each of its subsidiaries to) furnish promptly to Parent and its representatives all information (to the extent not publicly available) concerning the business, properties and personnel of Avantax and its subsidiaries as may reasonably be requested, including any financial statements, other financial data and monthly financial statements within the possession of Avantax, to the extent related to any reasonable business purpose in connection with the consummation of the transactions contemplated by the merger agreement. However, nothing contained in the merger agreement will require Avantax or any of its subsidiaries or their respective representatives to disclose any information to Parent or Acquisition Sub to the extent such disclosure would, as determined in the reasonable judgment of Avantax:

•	cause significant competitive harm to Avantax or its subsidiaries if the transactions contemplated by the merger agreement are not consummated;

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breach, contravene or violate applicable law (including the HSR Act or any other antitrust law) or any measures taken in connection with or in response to the health and safety consequences of COVID-19 or the provisions of any material contract;

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jeopardize any attorney-client or other legal privilege (provided that Avantax will inform Parent of the general nature of the document or information being withheld and use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of such privilege);

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disclose or provide access to any personnel records relating to medical histories (provided, that Avantax will use its reasonable best efforts to allow for access or disclosure of the document in which such document appears, including by redacting the prohibited information); or

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jeopardize the health and safety of any employee of Avantax or any of its subsidiaries, in light of COVID-19 or any measures taken in connection with or in response to the health and safety consequences of COVID-19.

Restrictions on Solicitation of Competing Proposals

Except as set forth below, Avantax will, and will cause its subsidiaries and direct Avantax’s directors, officers, members of senior management, investment bankers and legal counsel to cease any existing solicitation of, or discussions or negotiations with, any third party that may be ongoing as of the execution of the merger agreement relating to any competing proposal (as defined below) or any inquiry or request that would reasonably be expected to lead to a competing proposal, and Avantax will promptly request that each third party that has previously executed a confidentiality agreement promptly return to Avantax or destroy all non-public information previously furnished or made available to such third party or any of its representatives by or on behalf of Avantax or its representatives in accordance with the terms of such confidentiality agreement. Except as otherwise permitted by the merger agreement, until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, Avantax will not, and will cause its subsidiaries and direct Avantax’s directors, officers, members of senior management, investment bankers and legal counsel not to, directly or indirectly:

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initiate, solicit, propose, knowingly encourage or knowingly facilitate or knowingly induce the making of any competing proposal (including by (x) providing, furnishing or making available (in each case, knowingly) to any person any material non-public information relating to Avantax, any of its subsidiaries or their respective businesses, properties or assets or (y) knowingly affording access to any personnel of Avantax or its subsidiaries to any person (or its representatives), in each case, in connection with a competing proposal made by such person);

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continue, enter into, engage in or otherwise participate in negotiations or discussions with (it being understood that Avantax may inform persons of the non-solicitation provisions contained in the merger agreement), or knowingly furnish any material nonpublic information to, any third party relating to a competing proposal or any inquiry or request made by such third party that would reasonably be expected to lead to a competing proposal (or inquiries, offers or proposals made by such third party that would reasonably be expected to lead to a competing proposal), including the entry into any definitive agreement with any third party making a competing proposal (other than an acceptable confidentiality agreement in accordance with the merger agreement) (x) to consummate any competing proposal, (y) to approve or endorse any competing proposal or (z) in connection with any competing proposal that by its terms requires Avantax to abandon, terminate or fail to consummate the merger;

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grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon announcement of, or entering into, the merger agreement) under any pre-existing “standstill” or other similar provision, each of which Avantax will, and will cause its subsidiaries to, enforce; or

•	agree or resolve to take, or take, any of the actions prohibited by the clauses described in the preceding three bullet points.

Avantax will promptly (and in any event within 48 hours) inform the directors, officers, members of senior management, investment bankers and legal counsel of Avantax of Avantax’s non-solicitation obligations contained in the merger agreement. Notwithstanding anything to the contrary contained in the merger agreement, (x) Avantax will be permitted to grant a waiver of or terminate (to the extent not automatically waived or terminated upon the announcement of, or entry into, the merger agreement) any pre-existing “standstill,” confidentiality or other similar provision of any third party with respect to Avantax or any of its subsidiaries to allow such third party to make a competing proposal if the Board (or any committee of the Board) determines in good faith (after consultation with its outside legal counsel and financial advisors) that failure to so waive or terminate would reasonably be expected to be inconsistent with Avantax’s directors’ fiduciary duties under applicable law and (y) if Avantax receives any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, a competing proposal from any third party, Avantax and Avantax’s directors, officers, members of senior management, investment bankers and counsel may communicate with such person to clarify the terms and conditions thereof so as to determine whether such inquiry, expression of interest, proposal, offer or competing proposal constitutes or could reasonably be expected to lead to a superior proposal (as defined below). Any violation of these restrictions by a representative of Avantax acting at the direction of any director, officer, member of senior management, investment banker or legal counsel of Avantax will be deemed to be a breach of these restrictions by Avantax.

Notwithstanding anything to the contrary contained in the merger agreement, at any time after the date of the merger agreement and prior to the earlier of receipt of the Avantax stockholder approval and the termination of the merger agreement in accordance with its terms, in the event that Avantax receives a competing proposal from any person that did not result from a material breach of the non-solicitation provisions described above, the Board (or any committee of the Board) and Avantax and their respective representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, any person making such competing proposal and its representatives or potential sources of financing and may otherwise take the actions described in the first three bullet points above (other than the entry into an agreement prohibited by the provision described in the second bullet point above), if the Board (or any committee of the Board) determines in good faith (after consultation with Avantax’s outside legal counsel and outside financial advisors) that such competing proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal. However, (i) prior to furnishing any material nonpublic information concerning Avantax or its subsidiaries, Avantax receives from such person, to the extent such person is not already subject to a confidentiality agreement with Avantax, an acceptable confidentiality agreement and (ii) any such material nonpublic information so furnished in writing will be promptly (and in any event within 48 hours) made available to Parent to the extent it was not previously made available to Parent or any of its representatives.

Except as set forth below, the Board will not (and no committee of the Board will) (i) withdraw, withhold, qualify, amend or modify, or propose publicly to withdraw, withhold, qualify, amend or modify, in a manner adverse to Parent or Acquisition Sub, the Avantax recommendation or (ii) adopt, approve, declare advisable or recommend, or propose publicly to adopt, approve, declare advisable or recommend, to Avantax’s stockholders any competing proposal.

A “competing proposal” is defined in the merger agreement to mean any proposal or offer made by any person (other than Parent, Acquisition Sub or any of their respective affiliates) or group of persons as defined in Section 13(d)(3) of the Exchange Act:

•

to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (x) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of more than 20% of any class of equity securities of Avantax pursuant to a merger, reorganization, recapitalization, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction or (y) any one or more assets or businesses of Avantax and its subsidiaries that constitute more than 20% of the assets (based on the fair market value thereof as determined by the Board (or any committee of the Board) in good faith), revenue or net income (as measured in accordance with GAAP) of Avantax and its subsidiaries, taken as a whole; or

•

with respect to any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Avantax or its subsidiaries pursuant to which any person or group of persons would have beneficial ownership (as defined under Section 13(d) of the Exchange Act) of securities representing more than 20% of the total outstanding equity securities of Avantax after giving effect to the consummation of such transaction.

A “superior proposal” is defined in the merger agreement to mean a competing proposal (with all references to “20%” increased to “50%”) made by a third party on terms that the Board (or any committee of the Board) determines in good faith, after consultation with Avantax’s outside legal counsel and outside financial advisor and considering such factors as the Board (or any committee of the Board) considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), that, if consummated, would result in a transaction or series of related transactions that is more favorable to Avantax’s stockholders than the transactions contemplated by the merger agreement, taking into account all terms and conditions of such transaction (including any changes to the terms of the merger agreement committed to by Parent to Avantax in writing in response to such competing proposal under the applicable provisions of the merger agreement and including after taking into account any applicable Avantax termination fee and financial terms and the anticipated timing and prospects for completion of such transaction, including the prospects for obtaining regulatory approvals and financing).

An “acceptable confidentiality agreement” is defined in the merger agreement to mean an executed confidentiality agreement containing confidentiality terms that are not materially less favorable in the aggregate to Avantax than those contained in the Confidentiality Agreement, dated June 7, 2023, between Cetera Financial and Avantax (the “Cetera Confidentiality Agreement”) (unless Avantax offers to amend the Cetera Confidentiality Agreement to reflect such more favorable terms) and such acceptable confidentiality agreement does not contain provisions which prohibit Avantax from providing any information to Parent in accordance with non-solicitation provisions of the merger agreement or that otherwise prohibits Avantax from complying with the provisions of the merger agreement, including the non-solicitation provisions. However, an acceptable confidentiality agreement need not contain a standstill provision or otherwise restrict the making, or amendment, of a competing proposal (and related communications) to Avantax or the Board.

Obligations of the Board with Respect to Its Recommendation

Notwithstanding anything in to the contrary, at any time prior to receipt of Avantax stockholder approval, the Board (or any committee of the Board) may make a change of Avantax recommendation and authorize, adopt or approve a competing proposal and, with respect to such competing proposal constituting a superior proposal, cause or permit Avantax to enter into a definitive agreement with respect to such superior proposal substantially concurrently with the termination of the merger agreement, if:

•	a competing proposal (that did not result from a material breach of the non-solicitation provisions of the merger agreement) is made to Avantax by a third party;

•

the Board (or committee of the Board) determines in good faith (after consultation with Avantax’s outside legal counsel and outside financial advisor) that (i) such competing proposal constitutes a superior proposal and (ii) the failure to take such action with respect to such competing proposal would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law (it being agreed that such determination by the Board (or a committee of the Board) under clause (i) or (ii) above will not, in itself, constitute an change of Avantax recommendation);

•

Avantax provides Parent at least three business days’ prior written notice of the intention of the Board (or any committee of the Board) to make a change of Avantax recommendation (a “notice of change of Avantax recommendation”) in response to such competing proposal (it being understood and agreed that any material amendment to the terms of the applicable competing proposal will require a new notice but a shorter two business day period), which notice will include the material terms and conditions of such competing proposal, including the identity of the person making such superior proposal and a copy of any proposed definitive agreement(s) relating to such superior proposal (it being agreed that neither the delivery of a notice of change of Avantax recommendation by Avantax, nor any public announcement that the Board (or any committee of the Board) has delivered such notice, will, in itself, constitute a change of Avantax recommendation);

•

upon the request by Parent, Avantax has negotiated, and directed any of its applicable representatives to negotiate, in good faith, with Parent and its representatives during the foregoing three business day period (or subsequent two business day period) with respect to any adjustments to the terms and conditions of the merger agreement and the debt financing commitments proposed in writing by Parent in written response thereto prior to the expiration of such three business day-period; and

•

after taking into account any adjustments to the terms and conditions of the merger agreement and the debt financing commitments proposed in writing by Parent pursuant to the provision of the merger agreement described in the preceding bullet point, the Board (or any committee of the Board) has determined in good faith, after consultation with Avantax’s outside legal counsel and outside financial advisors, that (i) such competing proposal continues to constitute a superior proposal and (ii) the failure to take such action with respect to such competing proposal would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, even if such changes proposed in writing by Parent were to be given effect. However, any material amendment to the terms of such competing proposal (whether or not in response to any changes proposed in writing by Parent pursuant to the preceding bullet point) will require a new notice of change of Avantax recommendation and an additional two business day period from the date of such notice during which the terms of the preceding bullet point and this bullet point will apply mutatis mutandis (other than the number of days).

Notwithstanding anything in the merger agreement to the contrary, other than in connection with a competing proposal, at any time before the Avantax stockholder approval is obtained, the Board (or any committee of the Board) may make a change of Avantax recommendation (and nothing in the merger agreement will prohibit or restrict the Board (or any committee of the Board) from effecting a change of Avantax recommendation), if the Board (or committee of the Board) determines in good faith (after consultation with Avantax’s outside legal counsel and outside financial advisor) that an intervening event (as defined below) has occurred and the failure to make a change of Avantax recommendation in response to such intervening event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law (it being agreed that such determination by the Board (or a committee of the Board) will not, in itself, constitute a change of Avantax recommendation); provided, that:

•

the Board (or committee of the Board) provides to Parent a notice of change of Avantax recommendation in response to such intervening event, which notice of change of Avantax recommendation will describe such intervening event in reasonable detail (it being agreed that neither the delivery of the notice of change of Avantax recommendation by Avantax nor any public announcement that the Board (or any committee of the Board) has delivered such notice will, in itself, constitute a change of Avantax recommendation);

•

if requested by Parent, during the four business day-period immediately after delivery of the notice of change of Avantax recommendation, Avantax and its representatives negotiate in good faith with Parent and its representatives relating to adjustments to the terms and conditions of the merger agreement and the debt financing commitments proposed in writing by Parent in written response thereto; and

•

at the end of such four business day-period and taking into account any changes to the terms of the merger agreement and the debt financing commitments proposed in writing by Parent, the Board (or any committee of the Board) determines in good faith (after consultation with Avantax’s outside legal counsel and outside financial advisor) that the failure to make such a change of Avantax recommendation in response to such intervening event would be inconsistent with the directors’ fiduciary duties under applicable law, even if such changes proposed in writing by Parent were to be given effect.

An “intervening event” is defined in the merger agreement to mean any effect that, individually or in the aggregate, is material to the business or operations of Avantax and its subsidiaries, taken as a whole, that was not known or reasonably foreseeable to or by the Board prior to Avantax’s execution and delivery of the merger agreement (or if known, the consequences of which were not known or reasonably foreseeable to the Board as of the date of the merger agreement), which effect or state of facts becomes known (or the consequences become known) to or by the Board after Avantax’s execution and delivery of the merger agreement and prior to obtaining the Avantax stockholder approval. However, in no event will any of the following be an intervening event or be taken into account in determining whether an intervening event has occurred: (i) the receipt, existence or terms of a competing proposal, (ii) any change, in itself, in the trading price or trading volume of Avantax common stock or (iii) any failure, in itself, by Avantax to meet, or the exceeding by Avantax of, internal or published estimates or forecasts of revenues, earnings or other financial metrics. However, with respect to the foregoing clauses (ii) and (iii), the underlying reasons for such change, failure or excess may constitute an intervening event and may be taken into account in determining whether an intervening event has occurred.

Notice of Competing Proposals

As promptly as reasonably practicable, and in any event within 48 hours, after receipt by Avantax or any of its representatives of any competing proposal or any inquiry or request that would reasonably be expected to lead to any competing proposal, Avantax will deliver to Parent a written notice setting forth the material terms and conditions of any such competing proposal, inquiry or request, including the identity of the person making such competing proposal, inquiry or request. Avantax will provide to Parent copies of any written documentation material to understanding such competing proposal that is received by Avantax or its subsidiaries or Avantax’s directors, officers, members of senior management, investment bankers or outside counsel from the third party (or from any affiliates or representatives of such third party) making such competing proposal, inquiry or request. Avantax will keep Parent reasonably informed of any material development, amendment or modification to any such competing proposal, inquiry or request as promptly as is reasonably practicable (but in any event no later than two business days following Avantax’s receipt in writing of such material development, amendment or modification).

Directors’ & Officers’ Indemnification and Insurance

Pursuant to the merger agreement, Parent and Acquisition Sub agreed that all rights to exculpation, indemnification, contribution and advancement of expenses for facts, events, acts or omissions occurring at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time (including any matters arising in connection with the merger agreement or the transactions contemplated thereby and whether or not asserted before the effective time), existing as of the date of the merger agreement in favor of the D&O Indemnified Parties (i.e., the current or former directors, officers or employees of (or in a comparable role with) Avantax or any its subsidiaries or any other individual serving at the request of Avantax or any of its subsidiaries as a director or officer of (or in a comparable role with) another person, as the case may be) will survive the merger and will continue in full force and effect in accordance with their terms (it being agreed that after the effective time such rights will be mandatory rather than permissive, if applicable), and Parent will, and will cause the surviving corporation and its subsidiaries to, perform such obligations thereunder. Parent will cause the certificate of incorporation, bylaws or other organizational documents of the surviving corporation and its subsidiaries to contain provisions with respect to exculpation, indemnification, contribution, advancement of expenses and limitation of director, officer or employee (or comparable) liability that are no less favorable to the D&O Indemnified Parties with respect to the period prior to the effective time than those set forth in Avantax’s and its subsidiaries’ organizational documents as in effect immediately prior to the effective time, which provisions thereafter will not, for a period of at least six years from the effective time, be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

Without limiting the foregoing, Parent will (and Parent will cause the surviving corporation to) (i) indemnify, defend and hold harmless each D&O Indemnified Party with respect to all facts, events, acts or omissions by them in their capacities as such at any time prior to and including the effective time (including any matters arising in connection with the merger agreement or the transactions contemplated thereby and whether or not asserted before the effective time), to the fullest extent that Avantax or its subsidiaries would be permitted by applicable law; and (ii) pay in advance of the final disposition of any legal action against any D&O Indemnified Parties the fees and expenses (including reasonable attorneys’ fees) incurred in connection therewith by such D&O Indemnified Party upon receipt, if required by the DGCL, the surviving corporation’s organizational documents or any applicable indemnification agreement, of a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not permitted to be indemnified under applicable law. Notwithstanding anything to the contrary contained in the merger agreement, Parent will not (and Parent will cause the surviving corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any legal action, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by such action from all liability arising out of such action.

In addition, for at least six years after the effective time, (i) Parent will, and will cause the surviving corporation and its subsidiaries to, maintain in full force and effect the coverage provided by the existing directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance in effect as of immediately prior to the effective time and maintained by Avantax or any of its subsidiaries, as applicable, (the “existing D&O insurance policies”) or provide substitute policies (with insurance carriers having an A.M. Best financial strength rating of least an “A”) for Avantax and the D&O Indemnified Parties who are currently covered by such existing D&O insurance policies, in either case, with limits and on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing D&O insurance policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the effective time, including the transactions contemplated by the merger agreement and (ii) Parent will not, and will not permit the surviving corporation or its other subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the effective time (unless such beneficiary is not entitled to such recovery as a result of a final, non-appealable judicial determination under such insurance as a result of such beneficiary’s conduct). In lieu of such insurance, prior to the effective time, Avantax (or, at the election of Parent, the surviving corporation) may purchase prepaid, non-cancellable six-year “tail” directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance, effective as of the effective time, with limits and on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing D&O insurance policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the effective time, including the transactions contemplated by the merger agreement. In satisfying the foregoing obligations, the aggregate annual premium for such “tail” insurance will not, without the prior consent of Parent, exceed 300% of the aggregate annual premium paid for the existing D&O insurance policies and, if such insurance is not available or the annual premium for such insurance exceeds such amount, then such tail coverage will be the best coverage available for a cost not exceeding such amount, and Parent will cause the surviving corporation (or its applicable subsidiaries) to maintain such tail coverage in full force and effect, without any modification, and continue to honor the obligations thereunder, in which event Parent will cease to have any obligations under the provisions of the merger agreement described in the first sentence of this paragraph. Any placement, replacement, cancellation, renewal or extension of the existing D&O insurance policies, including such tail coverage, required under the merger agreement will be negotiated, placed and finally bound by the insurance brokers selected and engaged by Parent, and such insurance brokers will be designated as the “broker of record.” Avantax and its insurance brokers will reasonably cooperate and assist the newly appointed broker of record in connection with any such placement, replacement, cancellation, renewal, extension, or tail coverage required under the merger agreement.

Employee Benefits

Under the merger agreement, Parent has agreed that, for a period beginning at the effective time and ending one year after the effective time, it will, or will cause one of its affiliates to, provide to each employee of Avantax or any of its subsidiaries who remains an employee of the surviving corporation or any of its affiliates (including Parent) following the effective time (each, a “continuing employee”):

•	at least the same base salary or wage rate provided immediately prior to the effective time;

•

target short-term cash bonus opportunities substantially comparable in the aggregate to those provided immediately prior to the effective time (excluding one-time or special non-ordinary incentive compensation opportunities payable in connection with, or a result of, the transactions contemplated by the merger agreement, and equity, equity-based, retention, long-term incentive compensation, retention and non-qualified deferred compensation); and

•

tax-qualified retirement and group welfare benefits (excluding equity, equity-based, retention and long-term incentive compensation, non-qualitied deferred compensation, retiree health or welfare and defined benefit pension benefits) substantially comparable in the aggregate to either, at Parent’s discretion, (i) those provided immediately prior to the effective time or (ii) those provided to similarly-situated employees of Parent and its subsidiaries from time to time.

Parent has also agreed that, for any continuing employee whose employment is terminated without “cause” (as reasonably determined by Parent or its affiliates) within one year following the effective time, it will (or will cause one of its affiliates to) provide, subject to the continuing employee’s execution of a release of claims, severance payments (and benefits) that are substantially comparable to those to which such continuing employee would have been eligible to receive (if any) as of the date of the merger agreement.

Parent has also agreed to, or to cause one of its affiliates to, provide each continuing employee who participates in Avantax’s annual cash incentive program for the 2023 calendar year a payment (if unpaid prior to the effective time) that is no less than the amount due with respect to such continuing employee’s annual bonus under such program in accordance with the terms thereof (based on actual achievement of target performance goals for the 2023 calendar year as determined by the Board prior to closing) pro-rated to reflect the period of time between January 1, 2023 and the closing date, with such payment to be made at the same time annual bonuses would normally be paid during the 2024 calendar year (or earlier if required by law upon a continuing employee’s involuntary termination of employment) and subject to the terms of such annual cash incentive program for the 2023 calendar year.

Parent has agreed to use commercially reasonable efforts to provide credit for service with Avantax and its subsidiaries (and any respective predecessors) for all continuing employees who are eligible to participate in any health or welfare benefit, paid time off, severance or qualified retirement plan or program of Parent (or any the surviving corporation or any of their subsidiaries) other than retiree health or welfare or defined benefit pension plans (the “new plans”) to the same extent such service credit was granted under the corresponding old plan, except that Parent is not required to recognize service (i) if it would result in a duplication of benefits or (ii) for purposes of (A) benefit accrual under defined benefit pension plans, (B) qualifying for subsidized early retirement benefits or (C) any equity-incentive or nonqualified deferred compensation plan.

Parent has agreed to use commercially reasonable efforts to cause each continuing employee to be immediately eligible to participate without any waiting time or satisfaction of any other eligibility requirements, in any new plan that replaces coverage under an Avantax benefit plan in which such continuing employee participated immediately before the effective time (“old plans”), and such continuing employee has satisfied all waiting time and other eligibility requirement under the old plan being replaced by the new plan. For purposes of each new plan providing medical, dental, pharmaceutical, vision and other welfare benefits, Parent has agreed to use commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of any such new plans to be waived to the extent they were inapplicable under the comparable old plan; and Parent will use commercially reasonable efforts to recognize any expenses incurred by any continuing employee (and covered dependents) during the portion of the plan year of the old plan ending on the date such continuing employee’s participation in the corresponding new plan begins to be taken into account under such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such new plan.

Financing

The consummation of the merger is not conditioned upon Parent’s or Acquisition Sub’s receipt of financing. However, under the merger agreement, each of Parent and Acquisition Sub is obligated to use its reasonable best efforts to obtain the debt financing on the terms and subject to the conditions described in the debt commitment letter, including using its reasonable best efforts to:

•	comply with and maintain in full force and effect the debt commitment letter in accordance with the terms and subject to the conditions thereof;

•

negotiate, enter into and deliver (and cause its controlled affiliates to negotiate, enter into and deliver) definitive agreements with respect to the debt financing on the terms and conditions set forth in the debt commitment letter (including any “flex” and securities demand provisions applicable to the debt financing);

•

satisfy, on a timely basis, all conditions to the availability of the debt financing to the extent within Parent’s or Acquisition Sub’s or their respective affiliates’ control and applicable to Parent or Acquisition Sub;

•

consummate the debt financing in an amount necessary, together with cash and cash equivalents of Parent and its subsidiaries, to satisfy Parent’s and Acquisition Sub’s obligations under the merger agreement to (i) fund all of the amounts required to be provided by Parent or Acquisition Sub on the closing date for the consummation of the transactions contemplated by the merger agreement, including the payment of the aggregate merger consideration payable for shares of Avantax common stock, the debt payoff amount, the aggregate amounts payable for Company Equity Awards under the merger agreement and (ii) fund the payment of all associated costs, fees and expenses related to the transactions contemplated by the merger agreement (including any fees, premiums and expenses related to the transactions contemplated by the merger agreement and the debt financing and refinancing costs in connection therewith) (such obligations specified in clauses (i) and (ii), collectively, the “funding obligations”) at or prior to the closing;

•	enforce their rights under the debt commitment letter and the definitive agreements related to the debt financing; and

•	otherwise keep Avantax reasonably informed of the status of its efforts to arrange the debt financing.

Parent will not, without the prior written consent of Avantax, amend, supplement, replace modify or waive any condition, remedy or other provision under the debt financing (other than to effect any “flex” or securities demand provisions set forth in the debt commitment letter), in each case, to the extent such amendment, supplement, replacement, modification or waiver would reasonably be expected to (i) reduce the aggregate amount of the debt financing or the net cash proceeds available from the debt financing below an amount necessary to satisfy the funding obligations, (ii) impose new or additional conditions or contingencies to the debt financing or otherwise expand, amend or modify any of the conditions or contingencies to the debt financing or (iii) otherwise expand, amend, waive or modify any provisions of, or remedies under, the debt commitment letter in a manner that would reasonably be expected to (x) prevent or delay the funding of the debt financing (or the satisfaction of the conditions to the debt financing) at the closing or impair the ability of Parent to consummate the merger and the other transactions contemplated by the merger agreement or (y) adversely impact the ability of Parent to enforce its rights against the debt commitment parties or any of the other parties to the debt commitment letter or the definitive agreements with respect thereto.

In the event (i) all or any portion of the debt financing necessary to satisfy the funding obligations becomes or would reasonably be expected to become unavailable in the manner or from the sources contemplated by the debt commitment letter (including any “flex” and securities demand provisions applicable thereto), (ii) Parent or Acquisition Sub becomes aware of any event or circumstance that would reasonably be expected to make the full amounts or any portion of the debt financing unavailable on the terms and conditions contemplated in the debt commitment letter or (iii) any definitive agreement with respect to the debt financing will expire or be withdrawn, terminated, repudiated or rescinded, in whole or in part, for any reason and as a result the funding obligations will not be satisfied at or prior to closing, Parent and Acquisition Sub have agreed to use reasonable best efforts to arrange and obtain alternative financing to the extent available (after taking into consideration the amount of the debt financing that is available and the available cash and cash equivalents of Parent and its subsidiaries) from the same or alternative financial institutions in an amount sufficient to enable Parent and Acquisition Sub to consummate the transactions contemplated by the merger agreement in accordance with the terms of the merger agreement, which alternative financing does not contain any conditions or terms that would reasonably be expected to prevent, delay or impair the ability of Parent and Acquisition Sub to obtain the debt financing or consummate the transactions contemplated by the merger agreement as compared to the conditions and other terms set forth in the debt commitment letter as of the date of the merger agreement.

Subject to certain exceptions, prior to the closing, Avantax is obligated to, and must cause each of its subsidiaries to, use its reasonable best efforts to provide such customary cooperation with the arrangement of the debt financing as may be reasonably requested by Parent or Acquisition Sub. Subject to limited exceptions, Parent has agreed to reimburse Avantax for all reasonable and documented out-of-pocket costs and expenses incurred by Avantax or any of its affiliates or representatives in connection with such cooperation, and to indemnify Avantax and its affiliates and representatives against losses incurred in connection with such cooperation, the debt financing and any information used in connection therewith.

Other Covenants and Agreements

Under the merger agreement, Avantax and Parent have made certain other covenants to, and agreements with, each other regarding various other matters, including:

•	certain events upon which Avantax will provide to Parent or Parent will provide to Avantax prompt notice;

•	public statements and disclosure concerning the merger agreement and the transactions contemplated by the merger agreement;

•	Avantax’s delivery to Parent not later than two business days prior to closing of a customary payoff letter in connection with the repayment of indebtedness under Avantax’s existing credit agreement;

•

Avantax’s taking actions as may be reasonably necessary or appropriate to ensure that the dispositions of equity securities of Avantax (including derivative securities) pursuant to the transactions contemplated by the merger agreement by any officer or director of Avantax who is subject to Section 16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act;

•

operating activities of Acquisition Sub during the period from the date of the merger agreement to the earlier of the effective time or the date (if any) on which the merger agreement is terminated pursuant to its terms;

•	stock exchange de-listing and de-registration matters;

•

Avantax’s use of commercially reasonable efforts to seek the consent of each advisory client of the registered advisers in accordance with the requirements of the advisory contracts and applicable law to the deemed “assignment” of such advisory contracts;

•

control of the defense of litigation brought by Avantax stockholders against Avantax or its subsidiaries or their respective officers, directors or other representatives relating to the merger or any other transactions contemplated by the merger agreement; and

•	anti-takeover or other similar laws.

Conditions to the Merger

Conditions to Each Party’s Obligations

The respective obligations of each party to consummate the merger are subject to the satisfaction or (to the extent not prohibited by law) waiver by Avantax, Parent and Acquisition Sub at or prior to the effective time of the following conditions:

•	the Avantax stockholder approval having been obtained;

•

the FINRA approval; however, the FINRA approval will not be required at or prior to the effective time if (i) 30 days have elapsed after FINRA has declared in writing that the FINRA approval application is “substantially complete” and such application has not been rejected by FINRA; (ii) in connection with the execution, delivery and performance of the merger agreement and the consummation of the merger, the registered broker-dealer has notified FINRA following such application being declared by FINRA as “substantially complete” and at least ten business days prior to the effective time that the parties to the merger agreement intend to consummate the merger pursuant to FINRA Rule 1017(c)(1) prior to the conclusion of FINRA’s review and written approval of such application; and (iii) FINRA has not advised the parties to the merger agreement in writing or orally that (A) they are prohibited from consummating the merger without the FINRA approval (and FINRA did not thereafter also advise the parties in writing that such prohibition is no longer in effect) or (B) FINRA expects to disapprove such application or grant such application only if one or more material restrictions are imposed on Avantax or the registered broker-dealer or Parent or any of its subsidiaries;

•

any waiting period (or any extension thereof, including any agreement with any governmental authority to delay consummation of the merger that was entered into by the parties to the merger agreement in accordance with the terms of the merger agreement) applicable to the consummation of the merger under the HSR Act having expired or having been terminated or early termination thereof having been granted; and

•

no governmental authority of the United States having, after the date of the merger agreement, enacted, issued, promulgated, enforced or entered any law or order that is then in effect and has the effect of restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the merger.

Conditions to Parent’s and Acquisition Sub’s Obligations

The obligations of Parent and Acquisition Sub to effect the merger are subject to the satisfaction or (to the extent not prohibited by law) waiver by Parent at or prior to the effective time of the following additional conditions:

•

each of the representations and warranties of Avantax contained in the merger agreement, without giving effect to any materiality or Company material adverse effect qualifications therein (other than the qualifications in the representations and warranties related to (i) the organization, valid existence, qualification to do business and good standing of Avantax and its subsidiaries; (ii) Avantax’s capital structure; (iii) Avantax’s power and authority to enter into, and, subject to receipt of the Avantax stockholder approval, consummate the transactions contemplated by the merger agreement, including the merger; (iv) action by the Board with respect to the merger agreement and the Avantax recommendation; (v) the absence of a Company material adverse effect since June 30, 2023; (vi) the vote of Avantax securityholders required in connection with the consummation of the transactions contemplated by the merger agreement; and (vii) the absence of fees or commissions payable by Avantax or its subsidiaries to brokers, finders or investment bankers, other than those payable to PJT Partners in connection with the transactions contemplated by the merger agreement) being true and correct as of the date of the merger agreement and as of the closing date, as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, reasonably be expected to have a Company material adverse effect;

•

each of the representations and warranties of Avantax contained in the merger agreement related to (i) the organization, qualification to do business and good standing of Avantax and its subsidiaries; (ii) Avantax’s power and authority to enter into, and, subject to the receipt of Avantax stockholder approval, consummate the transactions contemplated by the merger agreement, including the merger; (iii) the vote of Avantax securityholders required in connection with the consummation of the transactions contemplated by the merger agreement; and (iv) the absence of fees or commissions payable by Avantax or its subsidiaries to brokers, finders or investment bankers, other than those payable to PJT Partners in connection with the transactions contemplated by the merger agreement being true and correct in all material respects, in each case, both when made as of the date of the merger agreement and as of the closing date as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only);

•

certain of Avantax’s representations and warranties contained in the merger agreement related to the capitalization of Avantax being true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate) both when made and at and as of the closing date as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only);

•

certain of Avantax’s representations and warranties contained in the merger agreement related to (i) action by the Board with respect to the merger agreement and the Avantax recommendation and (ii) the absence of a Company material adverse effect since June 30, 2023 being true and correct in all respects both when made as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only);

•

Avantax having performed and complied in all material respects with its obligations, covenants and agreements required under the merger agreement to be performed or complied with on or prior to the closing date;

•	since the date of the merger agreement, no Company material adverse effect having occurred and continuing; and

•

Avantax having delivered a certificate to Parent, dated as of the closing date and duly executed by a senior executive officer (or similar authorized person) of Avantax, certifying to the effect that the conditions described above have been satisfied.

Conditions to Avantax’s Obligations

The obligation of Avantax to effect the merger is subject to the satisfaction or (to the extent not prohibited by law) waiver by Avantax at or prior to the effective time of the following additional conditions:

•	each of the representations and warranties of Parent and Acquisition Sub contained in the merger agreement being true and correct in all material respects at and as of the date of the merger agreement and as of the closing date as though made on and as of the date of the merger agreement and on and as of the closing date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties will be true and correct in all material respects on and as of such other date);

•

Parent and Acquisition Sub having performed and complied in all material respects with their respective obligations, covenants and agreements required under the merger agreement to be performed or complied with on or prior to the closing date; and

•

Parent having delivered a certificate to Avantax, dated as of the closing date and duly executed by a senior executive officer of Parent, certifying to the effect that the conditions described above having been satisfied.

Termination of the Merger Agreement

Termination Rights Exercisable by Either Parent or Avantax

The merger agreement may be terminated at any time prior to the effective time by either Parent or Avantax:

•	by mutual written consent of Parent and Avantax;

•

if the merger is not consummated on or before 5:00 p.m. (New York City time) on the termination date (i.e., June 9, 2024). However, the right to terminate the merger agreement as described in this bullet point will not be available to any party to the merger agreement if the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations contained in the merger agreement has been the proximate cause of, or primarily resulted in, the failure of the closing to have occurred on or before such date;

•

if any governmental authority of the United States has, after the date of the merger agreement, enacted, issued, promulgated, enforced or entered any law or order or taken any other action permanently restraining, enjoining, rendering illegal or otherwise prohibiting the merger, and such law or order or other action has become final and non-appealable. However, the party seeking to terminate the merger agreement as described in this bullet point must have complied with its efforts obligations under the merger agreement before asserting the right to terminate the merger agreement as described in this bullet point. Further, the right to terminate the merger agreement as described in this bullet point will not be available to a party if the issuance of any such law or order or taking of such action after the date of the merger agreement was primarily due to the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform any of its obligations as described in the merger agreement; or

•

if the Avantax stockholder approval is not obtained at the Avantax stockholders’ meeting duly convened therefor or at any adjournment or postponement thereof at which the merger agreement has been voted upon.

Termination Rights Exercisable by Avantax

In addition to the termination rights described above, Avantax may also terminate the merger agreement if:

•

Parent or Acquisition Sub has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of an applicable condition to the merger described above to be satisfied, (ii) has been identified by Avantax in a written notice delivered to Parent; and (iii) is not capable of being cured, or is not cured, by Parent or Acquisition Sub on or before the earlier of (x) three business days prior to the termination date and (y) 30 days following Avantax’s delivery of written notice to Parent or Acquisition Sub, as applicable, of such breach. However, Avantax will not have the right to terminate the merger agreement as described in this bullet point if Avantax has breached, or failed to perform, any of its representations, warranties, covenants or agreements contained in the merger agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of an applicable condition to the merger described above to be satisfied;

•

prior to receipt of the Avantax stockholder approval, (i) the Board (or a committee of the Board) has authorized Avantax to enter into a definitive agreement with respect to a superior proposal, (ii) Avantax has complied with its obligations under the merger agreement in respect of such superior proposal and (iii) substantially concurrently with and as a condition to such termination, Avantax has paid (or caused to be paid) to Parent or its designee the Avantax termination fee; or

•

(i) all the applicable conditions to the merger agreement described above have been satisfied (other than those conditions (x) the failure of which to be satisfied is attributable primarily to a breach or failure to perform by Parent or Acquisition Sub of its representations, warranties, covenants or agreements under the merger agreement or (y) that by their terms are to be satisfied at the closing, so long as such conditions in this clause (y) are at the time of termination capable of being satisfied as if such time were the closing, or (to the extent not prohibited by law) waived by the party hereto entitled to waive such conditions), (ii) Parent and Acquisition Sub have failed to deposit the cash for the exchange fund and deposit the cash payable to holders of Company Equity Awards in accordance with the applicable provisions of the merger agreement, and consummate the merger within two business days following the first date the closing should have occurred pursuant to the terms of the merger agreement and (iii) Avantax has notified Parent in writing that all of the conditions set forth in in the merger agreement have been satisfied or, with respect to the applicable conditions set forth in the merger agreement, waived (or would be satisfied or waived if the closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the closing at such time.

Termination Rights Exercisable by Parent

In addition to the termination rights described above, Parent may also terminate the merger agreement if:

•

Avantax has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of an applicable condition to the merger described above to be satisfied, (ii) has been identified by Parent in a written notice delivered to Avantax and (iii) is not capable of being cured, or is not cured, by Avantax on or before the earlier of (x) three business days prior to the termination date and (y) 30 days following Parent’s delivery of written notice to Avantax of such breach. However, Parent will not have the right to terminate the merger agreement as described in this bullet point if Parent or Acquisition Sub has breached, or failed to perform, any of its representations, warranties, covenants or agreements in the merger agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of an applicable condition to the merger described above to be satisfied; or

•

at any time prior to obtaining the Avantax stockholder approval, the Board has made a change of Avantax recommendation. However, Parent’s right to terminate the merger agreement as described in this bullet point will expire upon the Avantax stockholder approval having been obtained.

Effect of Termination

If the merger agreement is terminated by Avantax or Parent, the merger agreement will become void and there will be no liability on the part of any party to the merger agreement (or any of its affiliates or representatives) and all rights and obligations of each party to the merger agreement will cease, except that no such termination will relieve any party to the merger agreement of any liability, costs, expenses or damages of any kind to the extent such termination results from, or the failure of the closing was contributed by, any fraud or any intentional breach of the merger agreement, in which case, except as provided in the merger agreement, the aggrieved party will be entitled to all remedies available at law. In addition, the following will survive the termination of the merger agreement:

•	the Cetera Confidentiality Agreement and the Confidentiality Agreement, dated as of September 3, 2023, between Parent and Avantax;

•	the expense reimbursement and indemnification obligations with respect to the debt commitment letter and the debt financing commitments;

•	the parties’ respective disclaimers of all other representations and warranties not contained in the merger agreement;

•

all information provided in connection with Parent’s and Acquisition Sub’s right in the merger agreement to access information and facilities of Avantax and its subsidiaries remaining subject to the terms of the Cetera Confidentiality Agreement;

•	the respective obligations of Avantax and Parent with respect to public statements and disclosure concerning the merger agreement and the transactions contemplated by the merger agreement;

•	provisions with respect to the effect of termination of the merger agreement;

•	the respective obligations of Avantax and Parent to pay a termination fee (as applicable); and

•	the terms of certain miscellaneous provisions.

Expenses; Termination Fees

Except as otherwise provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring such expense, whether or not the transactions are consummated.

Avantax has agreed to pay Parent the Avantax termination fee:

•

if (i) a third party has made to Avantax or directly to Avantax’s stockholders a competing proposal after the date of the merger agreement, (ii) the merger agreement is subsequently validly terminated by (x)  Avantax or Parent as described in the second or fourth bullet point in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Either Parent or Avantax,” above or (y)  by Parent as described in the first bullet point in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Parent” above as a result of an intentional breach under the merger agreement by Avantax and at the time of the stockholders’ meeting such competing proposal has been publicly announced after the date of the merger agreement and has not been rejected or otherwise withdrawn or abandoned and (iii) concurrently with or within 12 months after the date of such termination of the merger agreement, Avantax or any of its subsidiaries consummates a transaction involving any competing proposal or enters into a definitive agreement providing for the consummation of a competing proposal and such competing proposal is subsequently consummated (whether such consummation pursuant to such definitive agreement occurs during or subsequent to such 12-month period). For purposes of this bullet point, the references to “20%” in the definition of “competing proposal” will be deemed to be references to “50%;”

•

if the merger agreement is validly terminated by Avantax as described in the second bullet point in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Avantax;” or

•

if the merger agreement is validly terminated by Parent as described in the second bullet point in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Parent.”

Parent has agreed to pay Avantax the Parent termination fee:

•

if the merger agreement is terminated by Avantax as described in the first or third bullet points in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Avantax;” or

•

if the merger agreement is terminated by Avantax or Parent as described in the second bullet point in the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Either Parent or Avantax,” (i) at a time when Avantax had the right to terminate the merger agreement as described in the first or third bullet points of the section of this proxy statement entitled “Termination of the Merger Agreement—Termination Rights Exercisable by Avantax;” or (ii) if all of the applicable conditions set forth in the merger agreement have been waived or satisfied (other than (A) those conditions that are capable of being satisfied by the termination date or (B) those conditions that are not satisfied in part because of a breach of the merger agreement by Parent or Acquisition Sub).

Notwithstanding anything to the contrary set forth in the merger agreement, but subject to Avantax’s rights set forth in the provisions related to the effect of termination, termination fees and expenses and specific performance contained in the merger agreement, Avantax’s receipt in full of the Parent termination fee as described above together with any payments as described in the section of this proxy statement entitled “Financing of the Merger,” in circumstances where the Parent termination fee is owed will constitute the sole and exclusive monetary remedy of Avantax and its subsidiaries against Parent, Acquisition Sub, the debt financing sources or any of their respective direct or indirect, former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing for all losses and damages suffered by any of the foregoing persons as a result of the failure of the transactions contemplated by the merger agreement to be consummated or for a breach or failure to perform under the merger agreement or otherwise, and upon payment of such amount, none of the foregoing persons will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement (except that Parent will also be obligated with respect to Avantax’s rights set forth in the provisions related to the effect of termination, termination fees and expenses and specific performance contained in the merger agreement).

Notwithstanding anything to the contrary set forth in the merger agreement, but subject to Parent’s rights set forth in set forth in the provisions related to the effect of termination, termination fees and expenses and specific performance contained in the merger agreement, Parent’s receipt in full of the Avantax termination fee, in circumstances where the Avantax termination fee is owed will constitute the sole and exclusive monetary remedy of Parent and Acquisition Sub against Avantax and its subsidiaries and any of their respective direct or indirect, former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing for all losses and damages suffered by any of the foregoing persons as a result of the failure of the transactions contemplated by the merger agreement to be consummated or for a breach or failure to perform under the merger agreement or otherwise, and upon payment of such amount, none of the foregoing persons will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement (except that Avantax will also be obligated with respect to Parent’s and Acquisition Sub’s rights set forth in the provisions related to the effect of termination, termination fees and expenses and specific performance contained in the merger agreement).

Miscellaneous

Specific Performance

The parties to the merger agreement are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement (including the right of a party to the merger agreement to cause the other parties to the merger agreement to consummate the merger and the other transactions contemplated by merger agreement), in addition to any other remedy to which they are entitled at law or in equity. However, Avantax is entitled to specific performance of Parent’s or Acquisition Sub’s obligation to consummate the transactions contemplated by the merger agreement, including funding the funding obligations, only if the following conditions are met:

•

all of the conditions to Parent’s obligations to consummate the merger (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or, if permissible, waiver of such conditions by the party entitled to waive such conditions) have been satisfied (or waived);

•

the debt financing commitments have been funded or will be funded at the closing if Parent and Acquisition Sub consummated the transactions contemplated by the merger agreement and funded the applicable amounts;

•

Avantax has irrevocably confirmed to Parent in writing that all of the conditions set forth in the merger agreement have been satisfied or, with respect to the conditions to Avantax’s obligations to consummate the merger, waived (or would be satisfied or waived if the closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the closing at such time; and

•

Parent fails to consummate the transactions contemplated by the merger agreement within three business days after the delivery of such confirmation and Avantax was prepared to take such actions required of it under the merger agreement to cause the closing to occur on the date such confirmation was delivered and each day during such three business day period.

Amendment of the Merger Agreement

The merger agreement may be amended by mutual agreement of Avantax and Parent at any time before or after receipt of the Avantax stockholder approval. However, after the Avantax stockholder approval has been obtained, there will not be any amendment that by law or in accordance with the rules of any stock exchange requires further approval by the stockholders of Avantax without such further approval of such stockholders. In addition, any amendment to the provisions of the merger agreement regarding the payment of termination fees and expenses, certain miscellaneous provisions or any defined term used therein (or any other provisions of the merger agreement to the extent that such amendment would modify the substance of any of the foregoing provisions or any defined terms used therein), in each case, to the extent such amendment would adversely affect the rights of a debt financing source under such provisions, must also be approved by such debt financing source that is a party to the debt commitment letter. No amendment may be made to the merger agreement after the effective time.

Governing Law

The merger agreement and all legal actions (whether based on contract, tort or otherwise) arising out of or relating to the merger agreement or the actions of Parent, Acquisition Sub or Avantax in the negotiation, administration, performance and enforcement of the merger agreement, will be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties to the merger agreement has agreed that it will not bring or support any person in any legal action before any governmental authority of any kind or description, whether at law or in equity, whether in contract or in tort or otherwise, against any of the debt financing sources in any way relating to the merger agreement or any of the transactions contemplated by merger agreement, including any dispute arising out of or relating in any way to the debt financing or the performance thereof or the financings contemplated thereby, in any forum other than the United States Federal and New York State courts located in New York County, State of New York. Each of the parties to the merger agreement has further agreed that, except as specifically set forth in the debt commitment letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the debt financing sources in any way relating to the merger agreement, the debt financing or the performance thereof or the financings contemplated thereby, will be exclusively governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

APPRAISAL RIGHTS

Under Delaware law, holders of shares of Avantax common stock are entitled to appraisal rights in connection with the merger, provided that such holders meet all of the conditions set forth in Section 262 of the DGCL. If the merger is completed, stockholders and beneficial owners who hold shares of Avantax common stock, who continuously hold shares through the effective time, who did not vote in favor of the merger and who otherwise complied with the applicable statutory procedures under Section 262 of the DGCL will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is which is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. All references in Section 262 of the DGCL and in this summary to a (i) “stockholder” are to the record holder of shares of Avantax common stock, (ii) “beneficial owner” are to a person who is the beneficial owner of shares of the Avantax common stock held either in a voting trust or by a nominee on behalf of such person and (iii) “person” are to an individual, corporation, partnership, unincorporated association or other entity. Holders of Avantax common stock should carefully review the full text of Section 262 of the DGCL as well as the information discussed below. Holders should assume that Avantax will take no action to perfect any appraisal rights of any stockholder or beneficial owner.

Under Section 262 of the DGCL, if the merger is effected, holders of shares of Avantax common stock that desire to exercise their right to appraisal must (i) properly submit a written demand to Avantax prior to the stockholder vote on the adoption of the merger agreement, (ii) not vote in favor of the adoption of the merger agreement, (iii) continue to hold their shares of Avantax common stock through the effective time and (iv) not thereafter withdraw their demand for appraisal of such shares or otherwise lose their appraisal rights, in each case, in accordance with the DGCL. A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of Section 262, provided that the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Avantax under Section 262 and to be set forth on the verified list (defined below).

Any stockholders and beneficial owners that meet the requirements under DGCL 262 may have their shares of Avantax common stock appraised by the Delaware Court of Chancery and receive payment of the “fair value” of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by such court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of the shares of Avantax common stock as determined by the Delaware Court of Chancery could be based upon considerations other than, or in addition to, the merger consideration of $26.00 per share. Stockholders and beneficial owners should recognize that the “fair value” could be greater than, less than or the same as the merger consideration of $26.00 per share and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the merger, is not an opinion as to, and does not otherwise address, fair value under the DGCL.

Under Section 262 of the DGCL, Avantax is required, not less than 20 days before the special meeting to vote on the adoption of the merger agreement, to notify each of the holders of Avantax common stock who are entitled to appraisal rights that appraisal rights are available for any or all of such shares, and to include in such notice either a copy of Section 262 of the DGCL or information directing the stockholders and beneficial owners to a publicly available electronic resource at which Section 262 may be accessed without a subscription or cost. This proxy statement constitutes a formal notice of appraisal rights under Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL, which is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Any holder of shares of Avantax common stock who wishes to exercise such appraisal rights, or who wishes to preserve such holder’s right to do so, should review the following discussion carefully because failure to timely and properly comply with the procedures specified may result in the loss of appraisal rights under the DGCL. A person who loses, his, her or its appraisal rights will still be entitled to receive the merger consideration of $26.00 per share.

Any person wishing to exercise appraisal rights should consider consulting legal counsel before attempting to exercise such rights.

To exercise appraisal rights with respect to your shares of Avantax common stock, you must:

•	NOT vote your shares of Avantax common stock in favor of the Merger Agreement Proposal;

•

deliver to Avantax a written demand for appraisal of your shares before the taking of the vote on the Merger Agreement Proposal at the special meeting, as described further below under the subsection entitled “Written Demand by the Record Holder or Beneficial Owner;”

•	continuously hold your shares of Avantax common stock through the effective time; and

•	otherwise comply with the procedures set forth in Section 262 of the DGCL.

Written Demand by the Record Holder or Beneficial Owner

Any stockholder or beneficial owner who elects to exercise appraisal rights of his, her or its Avantax common stock must deliver to Avantax, before the taking of the vote on the Merger Agreement Proposal at the special meeting, a written demand for the appraisal of such person’s shares. All written demands for appraisal should be addressed to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Corporate Secretary. Such demand will be sufficient if it reasonably informs Avantax of the identity of the stockholder and that the stockholder intends thereby to demand appraisal of such stockholder’s shares.

Under Section 262 of the DGCL, a proxy or vote against the merger does not constitute such a demand. If the shares are owned of record in a fiduciary or a representative capacity, such as by a trustee, guardian or custodian, execution of the demand must be made on behalf of the record holder in that capacity, and if the shares are owned of record by more than one person, such as in a joint tenancy or a tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder. However, the agent must identify the record owner(s) and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the record owner(s).

A holder of record, such as a brokerage firm, bank, trust or other nominee who in turn holds Avantax common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Avantax common stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Avantax common stock as to which appraisal is sought. Where no number of shares of Avantax common stock is expressly mentioned, the demand will be presumed to cover all shares of Avantax common stock held in the name of the holder of record.

Beneficial Owners

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of Section 262, provided that the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving corporation (which, in this case, will be

Avantax), under Section 262 and to be set forth on the verified list. Avantax reserves the right to take the position that it may require the submission of all information required of a beneficial owner pursuant to Section 262 with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.

Filing a Petition for Appraisal

Within ten days after the effective date of the merger, the surviving corporation must notify each stockholder or beneficial owner who has complied with this subsection and has not voted in favor of the merger, of the effective date of the merger. Within 120 days after the effective time, but not thereafter, the surviving corporation, or person who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on Avantax in the case of a petition filed by a stockholder or beneficial owner, demanding a determination of the fair value of the shares held by all holders who did not adopt the merger agreement and properly demanded appraisal of such shares. If no such petition is filed within that 120-day period, appraisal rights will be lost for all dissenting persons. Avantax is under no obligation to, and has no present intention to, file a petition, and holders should not assume that Avantax will file a petition or that it will initiate any negotiations with respect to the fair value of shares of Avantax common stock. Accordingly, it is the obligation of the holders of shares of Avantax common stock to initiate all necessary action to perfect their appraisal rights in respect of the shares within the period prescribed in Section 262 of the DGCL.

At any time within 60 days after the effective date of the merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger.

Within 120 days after the effective time, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares (provided that, where a beneficial owner makes a demand, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement must be given to the requesting stockholder or beneficial owner within ten days after a written request therefor has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

Upon the filing of such petition by any such holder of shares, service of a copy thereof must be made upon the surviving corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery of the Delaware Court of Chancery (the “Delaware Register in Chancery”) a duly verified list (a “verified list”) containing the names and addresses of all persons who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order the Delaware Register in Chancery to provide notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery. The costs of these notices are borne by the surviving corporation.

After notice to the stockholders and beneficial owners as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares of Avantax common stock and who hold shares represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceeding, and, if any such person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to that person. Pursuant to Section 262 of the DGCL, assuming that, immediately prior to the merger, shares of Avantax common stock continue to be listed on the Nasdaq, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all holders of shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal rights exceeds 1% of the outstanding shares of Avantax common stock eligible for appraisal or (ii)  the value of the consideration provided in the merger for such total number of shares exceeds $1,000,000.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons who are entitled to appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the appraisal proceeding, the Delaware Court of Chancery will determine the fair value of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the surviving corporation pursuant to subsection (h) of Section 262 of the DGCL that have the effect of limiting the sum on which interest accrues as described above). Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262 of the DGCL, interest from the effective time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 of the DGCL only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Delaware Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger[.]” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders and beneficial owners considering appraisal should be aware that the fair value of their shares of Avantax common stock as so determined could be more than, the same as or less than the merger consideration of $26.00 per share and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the merger, is not an opinion as to, and does not otherwise address, “fair value” under Section 262 of the DGCL. Although Avantax believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery. Neither Parent nor Avantax anticipates offering more than the merger consideration to any stockholder exercising appraisal rights, and Parent and Avantax reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the fair value of a share of Avantax common stock is less than the merger consideration.

Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262. The Delaware Court of Chancery will direct the payment of the fair value of the shares of Avantax common stock, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Court may be enforced.

The costs of the action (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares of Avantax common stock entitled to appraisal. In the absence of an order, each party bears its own expenses.

Any person who has duly demanded appraisal rights for shares of Avantax common stock in compliance with Section 262 of the DGCL will not, after the effective time, be entitled to vote such shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to holders of record of shares of Avantax common stock as of a date or time prior to the effective time. At any time within 60 days after the effective time, any person who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the terms offered in the merger; after this period, the person may withdraw such person’s demand for appraisal only with the written approval of Avantax. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after the effective time, the right to appraisal with respect to all shares shall cease, and persons will be entitled to receive the merger consideration. Inasmuch as Avantax has no obligation to file such a petition and has no present intention to do so, any holder of shares of Avantax common stock who desires such a petition to be filed is advised to file it on a timely basis. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. Notwithstanding the foregoing, any holder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such holder’s demand for appraisal and accept the terms offered upon the merger within 60 days after the effective time.

If you wish to exercise your appraisal rights, you must not vote your shares of Avantax common stock in favor of the merger, and you must comply with the procedures set forth in Section 262 of the DGCL. If you fail to take any required step in connection with the exercise of appraisal rights, it will result in the termination or waiver of your appraisal rights.

The foregoing summary of the rights of Avantax stockholders and beneficial owners to seek appraisal rights under Delaware law does not purport to be a complete statement of the procedures to be followed by Avantax stockholders and beneficial owners desiring to exercise any appraisal rights available thereunder and is qualified in its entirety by reference to Section 262 of the DGCL. The proper exercise of appraisal rights requires adherence to the applicable provisions of the DGCL.

MARKET PRICE AND DIVIDEND DATA

Shares of Avantax common stock are listed on Nasdaq and trade under the symbol “AVTA.” The following table presents the high and low closing sale prices of Avantax common stock for the period indicated on Nasdaq. No dividends were declared on shares of Avantax common stock during any period indicated below.

		High	Low
Fiscal 2020	Quarter ended September 30, 2020	$12.24	$8.82
	Quarter ended December 31, 2020	$16.04	$9.47
Fiscal 2021	Quarter ended March 31, 2021	$17.97	$14.96
	Quarter ended June 30, 2021	$18.35	$14.30
	Quarter ended September 30, 2021	$17.38	$14.87
	Quarter ended December 31, 2021	$18.36	$15.58
Fiscal 2022	Quarter ended March 31, 2022	$20.03	$15.40
	Quarter ended June 30, 2022	$21.02	$15.90
	Quarter ended September 30, 2022	$23.22	$17.77
	Quarter ended December 31, 2022	$25.59	$18.71
Fiscal 2023	Quarter ended March 31, 2023	$29.91	$23.48
	Quarter ended June 30, 2023	$27.52	$20.89
	Quarter ended September 30, 2023	$26.21	$19.85
	Quarter ended December 31, 2023 (through October 16, 2023)	$25.68	$25.57

The following table presents the closing per share sales price of Avantax common stock, as reported on Nasdaq on July 10, 2023, the last full trading day before media reports that Avantax may be exploring a sale, on September 8, 2023, the last full trading day before the execution of the merger agreement, and on October 16, 2023, the latest practicable trading day before the filing of this proxy statement:

Date	Closing per Share Price
July 10, 2023	$23.35
September 8, 2023	$19.95
October 16, 2023	$25.62

You are encouraged to obtain current market prices of Avantax common stock in connection with voting your shares. Following the completion of the merger, shares of Avantax common stock will no longer be listed or traded on Nasdaq or any other public market. In addition, the registration of shares of Avantax common stock under the Exchange Act will be terminated.

Historically, Avantax has neither declared nor paid any dividend on Avantax common stock. The merger agreement prohibits Avantax from authorizing, declaring, setting aside, paying or making any dividend or other distribution with respect to Avantax common stock.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of Avantax common stock as of October 13, 2023, as to: (i) each person who is known by Avantax to own beneficially more than five percent of the outstanding shares of Avantax common stock; (ii) each of Avantax’s current directors; (iii) each of Avantax’s named executive officers; and (iv) all current directors and executive officers as a group. Information for beneficial owners who are not officers or directors is based on their most recent filings with the SEC (as described in the footnotes to this table) and has not been independently verified by Avantax. The number of shares outstanding as of the record date was 36,811,099 shares. Unless otherwise indicated below, and subject to applicable community property laws, Avantax believes based on the information provided to it, that each beneficial owner has sole voting and investment power with respect to the shares listed below. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Avantax, Inc. 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019.

Principal Stockholders, Directors, Nominees for Director and Named Executive Officers	Number of Shares of Common Stock Owned Directly or Indirectly	Number of Shares of Common Stock That Can Be Acquired Within 60 Days of October 13, 2023			Shares of Common Stock Beneficially Owned(1)
		Options	RSUs		Number		Percent of Class
5% Stockholders
BlackRock, Inc.	7,569,360	—	—		7,569,360	(2)	20.56%
55 East 52nd Street, New York, NY 10055
The Vanguard Group	5,292,463	—	—		5,292,463	(3)	14.38%
100 Vanguard Blvd., Malvern, PA 19355
Directors
Mark A. Ernst	95,311	—	—		95,311	(4)	*
E. Carol Hayles	13,851	—	—		13,851		*
Kanayalal A. Kotecha	15,698	—	—		15,698		*
J. Richard Leaman III	10,698	—	—		10,698		*
Tina Perry	22,740	—	—		22,740		*
Georganne C. Proctor	13,733	—	—		13,733		*
Karthik Rao	28,169	—	—		28,169		*
Jana R. Schreuder	36,482	—	—		36,482		*
Named Executive Officers
Ann J. Bruder	243,415	—	—		243,415		*
Curtis A. Campbell	192,223	—	—		192,223		*
Todd C. Mackay	228,003	—	—		228,003		*
Marc Mehlman	135,803	—	—		135,803	(5)	*
Christopher W. Walters	698,856	—	—		698,856		1.90%
All directors and current executive officers as a group (12 persons)	1,303,762	—	1,220	(6)	1,304,982		3.55%

*	Indicates less than 1.0% ownership of Avantax common stock.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within

60 days of October 13, 2023, if any, or RSUs held by such person that vest within 60 days of October 13, 2023, if any, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Based on information contained in a Schedule 13G/A filed with the SEC on January 26, 2023, by BlackRock, Inc. BlackRock, Inc. reported it had sole voting power as to 7,508,179 shares and sole dispositive power as to 7,569,360 shares.

(3)

Based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2023, by The Vanguard Group (“Vanguard”). Vanguard reported it had sole voting power as to 0 shares, shared voting power as to 80,601 shares, sole dispositive power as to 5,163,274 shares and shares dispositive power as 129,189 shares.

(4)	Includes 14,000 shares of Avantax common stock held by Bellevue Capital LLC. Mr. Ernst is the managing partner of Bellevue Capital LLC.

(5)	Includes 2,025 shares of Avantax common stock held by Mr. Mehlman’s spouse.

(6)	Includes 1,220 RSUs held by Tabitha Bailey, the Company’s current Chief Legal Officer and Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration by Avantax stockholders at the special meeting other than as described in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, Avantax will have no public stockholders, and there will be no public participation in any future meetings of Avantax stockholders. However, if the merger is not completed, Avantax stockholders will continue to be entitled to attend and participate in stockholder meetings.

Avantax will hold an annual meeting of stockholders in 2024 only if the merger has not already been completed and Avantax remains a public company.

Any stockholder nomination of a candidate for election to the Board and any stockholder proposal of other business intended to be presented for consideration at Avantax’s 2024 annual meeting (but that will not be included in Avantax’s proxy materials for such meeting pursuant to Rule 14a-8 of the Exchange Act), must be received by Avantax in a timely manner and otherwise in accordance with Avantax’s bylaws not earlier than the close of business on January 5, 2024 and not later than the close of business on February 4, 2024, being, respectively, 120 days and 90 days prior to the first anniversary of the date of Avantax’s 2023 annual meeting of stockholders. In the event that the 2024 annual meeting is more than 30 days before or more than 30 days after the first anniversary of the date of the 2023 annual meeting, in order to be timely, notice by a stockholder must be so received by Avantax not later than the close of business on the later of (i) the 90th day before the 2024 annual meeting or (ii) the tenth day following the day on which public disclosure of the date of the 2024 annual meeting is made by Avantax.

In addition to satisfying the foregoing requirements under Avantax’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Avantax’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 5, 2024.

HOUSEHOLDING OF PROXY MATERIAL

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy statements to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of this proxy statement. If you would like to opt out of this practice for future mailings and receive separate proxy statements for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate copy of proxy statements without charge by submitting a request to Avantax. Requests can be made by calling Avantax at (972) 870-6400 or sending a written request to Avantax, Inc., 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Corporate Secretary. Avantax will promptly send additional copies of the proxy statement upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of proxy statements can request delivery of a single copy of proxy statements by contacting their broker, bank or other intermediary or submitting a request to Avantax at the telephone number or address set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Avantax files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains annual, quarterly and current reports, proxy statements and other information regarding issuers that file electronically with the SEC. Accordingly, you can obtain the annual, quarterly and current reports, proxy statements and other information Avantax files with the SEC, including the documents incorporated by reference in this proxy statement, without charge through the SEC’s website at www.sec.gov.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Avantax to “incorporate by reference” into this proxy statement documents Avantax files with the SEC. This means that Avantax can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that Avantax later files with the SEC may update and supersede the information incorporated by reference. Similarly, the information that Avantax later files with the SEC may update and supersede the information in this proxy statement. Avantax also incorporates by reference the documents listed below and any documents filed by Avantax pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that Avantax is not incorporating by reference any information furnished to, but not filed with, the SEC):

•	Avantax’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 28, 2023;

•	Avantax’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, filed on May 8, 2023 and August 9, 2023, respectively;

•	Avantax’s Definitive Proxy Statement for its 2023 annual meeting of stockholders, filed on April 3, 2023 and as revised on April 5, 2023; and

•	Avantax’s Current Report on Form 8-K, filed on September 11, 2023.

Copies of any of the documents Avantax files with the SEC may be obtained free of charge either on Avantax’s website, by contacting Avantax, Inc. at 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Corporate Secretary or by calling (972) 870-6400. The information provided on Avantax’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement.

If you would like to request documents from Avantax, please do so at least five business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. AVANTAX HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 16, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

ARETEC GROUP, INC.,

C2023 SUB CORP.

and

AVANTAX, INC.

Dated as of September 9, 2023

A-i

(Continued)

A-ii

(Continued)

A-iii

INDEX OF DEFINED TERMS

1017 Application	A-49, A-A-1
Acceptable Confidentiality Agreement	A-53, A-A-1
Acquisition Sub	A-1, A-A-1
Action	A-A-1
Adverse Recommendation Change	A-53, A-A-1
Advisory Client	A-A-1
Advisory Contract	A-A-1
Affiliate	A-A-1
Aggregate Merger Consideration	A-A-1
Agreement	A-1, A-A-1
Alternative Financing	A-62, A-A-1
Anti-Bribery Laws	A-14, A-A-1
Antitrust Laws	A-A-1
Applicable Documents	A-64, A-A-1
Bankruptcy and Equity Exception	A-12, A-A-1
Blue Sky Laws	A-A-1
Book-Entry Evidence	A-3, A-A-1
Business Day	A-A-1
CARES Act	A-A-2
Certificate of Merger	A-2, A-A-2
Certificates	A-3, A-A-2
Closing	A-2, A-A-2
Closing Date	A-2, A-A-2
Code	A-A-2
Company	A-1, A-A-2
Company Benefit Plan	A-A-2
Company Board	A-1, A-A-2
Company Bylaws	A-10, A-A-2
Company Charter	A-10, A-A-2
Company Common Stock	A-3, A-A-2
Company Confidentiality Agreement	A-A-2
Company Disclosure Letter	A-A-2
Company Equity Awards	A-A-2
Company Equity Plan	A-A-2
Company ESPP	A-A-2
Company IP	A-21, A-A-2
Company IT Assets	A-A-3
Company Leases	A-31, A-A-3
Company Material Adverse Effect	A-A-3
Company Material Contract	A-24, A-A-4
Company Option	A-A-4
Company Option Consideration	A-6, A-A-4
Company Owned IP	A-21, A-A-4
Company Permits	A-13, A-A-4
Company PSU	A-A-4
Company PSU Consideration	A-6, A-A-4
Company Recommendation	A-A-4
Company Registered IP	A-21, A-A-4
Company Related Parties	A-72, A-A-4
Company RSU	A-A-4

A-iv

Company RSU Consideration	A-6, A-A-4
Company SEC Documents	A-15, A-A-4
Company Service Provider	A-A-4
Company Stock Units	A-A-4
Company Sublandlord Leases	A-31, A-A-4
Company Tenant Leases	A-31, A-A-4
Company Termination Fee	A-A-4
Competing Proposal	A-54, A-A-4
Compliant	A-A-5
Consent	A-12, A-A-5
Continuation Period	A-58, A-A-5
Continuing Employees	A-58, A-A-5
Contract	A-A-5
control	A-A-5
Copyrights	A-A-8
Covered Person	A-A-5
COVID-19	A-A-5
COVID-19 Laws	A-A-5
COVID-19 Measures	A-A-5
D&O Indemnified Parties	A-55, A-A-5
Data Protection Laws	A-A-5
Debt Commitment Letter	A-39, A-A-5
Debt Fee Letters	A-39, A-A-5
Debt Financing	A-39, A-A-6
Debt Financing Definitive Documents	A-61, A-A-6
Debt Financing Sources	A-A-6
Debt Payoff Amount	A-66, A-A-6
DGCL	A-1, A-A-6
Dissenting Shares	A-8, A-A-6
Domain Names	A-A-8
Effect	A-55, A-A-6
Effective Time	A-2, A-A-6
Employee	A-A-6
Employee Agent	A-34, A-A-6
Environmental Laws	A-A-6
Environmental Permits	A-A-6
ERISA	A-A-6
ERISA Affiliate	A-A-6
Exchange Act	A-A-6
Exchange Fund	A-4, A-A-6
Excluded Information	A-A-6
Excluded Shares	A-3, A-A-7
Existing Credit Agreement	A-A-7
Existing D&O Insurance Policies	A-56, A-A-7
Expenses	A-A-7
Final Offering Period	A-7, A-A-7
Financial Advisor	A-A-7
Financing Commitments	A-39, A-A-7
Financing Sources	A-A-8
FINRA	A-A-8
FINRA Approval	A-49, A-A-8
Funding Obligations	A-40, A-A-8

A-v

Funds	A-40, A-A-8
GAAP	A-A-8
Governmental Authority	A-A-8
Grant Date	A-11, A-A-8
Hazardous Substances	A-A-8
HSR Act	A-A-8
Insurance Carrier	A-A-8
Insurance Producer	A-A-8
Intellectual Property	A-A-8
Intentional Breach	A-A-9
Intervening Event	A-55, A-A-9
Investment Advisers Act	A-A-9
IRS	A-A-9
Knowledge	A-A-9
Law	A-A-9
Leased Real Property	A-A-9
Lenders	A-A-9
Lien	A-A-9
Material Supplier	A-25, A-A-9
Maximum Amount	A-56, A-A-9
Merger	A-1, A-A-9
Merger Consideration	A-3, A-A-9
Money Laundering Laws	A-14, A-A-9
Multiemployer Plan	A-A-9
NASDAQ	A-12, A-A-9
New Plans	A-59, A-A-9
Notice of Adverse Recommendation	A-53, A-A-9
Old Plans	A-59, A-A-10
Open Source Software	A-A-10
Order	A-A-10
Parent	A-1, A-A-10
Parent Audited Financial Statements	A-41, A-A-10
Parent Confidentiality Agreement	A-50, A-A-10
Parent Credit Agreement	A-A-10
Parent Disclosure Letter	A-A-10
Parent Financial Statements	A-41, A-A-10
Parent Indenture	A-A-10
Parent Material Adverse Effect	A-A-10
Parent Organizational Documents	A-A-10
Parent Related Parties	A-72, A-A-10
Parent Unaudited Financial Statements	A-41, A-A-10
Patents	A-A-8
Paying Agent	A-4, A-A-10
Paying Agent Agreement	A-4, A-A-10
Payoff Letter	A-66, A-A-10
PCAOB	A-A-10
Permitted Liens	A-A-10
Permitted PSU	A-A-11
Permitted RSU	A-A-11
Person	A-A-11
Personal Data	A-A-11
Plan Client	A-35, A-A-11

A-vi

Pre-Closing Period	A-43, A-A-11
Privacy Obligations	A-A-11
Prohibited Actions	A-61, A-A-12
Proprietary Software	A-A-12
Proxy Statement	A-16, A-A-12
QPAM Exemption	A-35, A-A-12
Registered Adviser	A-26, A-A-12
Registered Adviser Regulatory Filings	A-27, A-A-12
Registered Adviser Service Provider	A-A-12
Registered Broker-Dealer	A-27, A-A-12
Regulation A Disqualifying Event	A-30, A-A-12
Regulation D Disqualifying Event	A-30, A-A-12
Regulatory Documents	A-A-12
Release	A-A-12
Remedial Action	A-49, A-A-12
Replacement Cash Award	A-7, A-A-12
Representatives	A-A-12
Required Information	A-A-12
Requisite Stockholder Approval	A-33, A-A-12
Reverse Termination Fee	A-A-12
Sanctions	A-15, A-A-13
Sarbanes-Oxley Act	A-14, A-A-13
SEC	A-A-13
Secretary	A-2, A-A-13
Securities Act	A-A-13
Security Breach	A-23, A-A-13
Self-Regulating Authority	A-A-13
Similar Law	A-35, A-A-13
Software	A-A-13
Solvent	A-40, A-A-13
Specified Date	A-10, A-A-13
Stockholders’ Meeting	A-47, A-A-13
Subsidiary	A-A-13
Superior Proposal	A-55, A-A-13
Surviving Corporation	A-2, A-A-13
Tail Coverage	A-56, A-A-13
Takeover Laws	A-34, A-A-13
Tax	A-A-13
Tax Returns	A-A-14
Taxes	A-A-13
TDI Consent	A-A-14
Termination Date	A-69, A-A-14
Texas Department	A-A-14
Third Party	A-A-14
Third-Party Agent	A-A-14
Trade Control Laws	A-15, A-A-14
Trade Secrets	A-A-9
Trademarks	A-A-8
Treasury Regulations	A-A-14
VDR	A-36, A-A-14

A-vii

THIS AGREEMENT AND PLAN OF MERGER, dated as of September 9, 2023 (this “Agreement”), is made by and among Aretec Group, Inc., a Delaware corporation (“Parent”), C2023 Sub Corp., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Acquisition Sub”), and Avantax, Inc., a Delaware corporation (the “Company”).

W I T N E S E  T H:

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) approved and declared advisable the execution, delivery and performance of this Agreement, and subject to receiving the Requisite Stockholder Approval, the consummation by the Company of the transactions contemplated by this Agreement, including the merger of Acquisition Sub with and into the Company, pursuant to the Delaware General Corporation Law (the “DGCL”), upon the terms and subject to the conditions set forth in this Agreement (the “Merger”), (b) determined and declared that this Agreement and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of the Company and its stockholders, (c) directed that this Agreement be submitted to the stockholders of the Company to be adopted and (d) upon the terms and subject to the conditions of this Agreement, resolved to recommend the adoption of this Agreement by the Company’s stockholders;

WHEREAS, the board of directors of Acquisition Sub has (a) determined and declared that this Agreement and the consummation by Acquisition Sub of the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Acquisition Sub and its sole stockholder, (b) approved and declared advisable the execution, delivery and performance of this Agreement and the consummation by Acquisition Sub of the transactions contemplated by this Agreement, including the Merger, (c) directed that this Agreement be submitted to the stockholder of Acquisition Sub to be adopted and (d) upon the terms and subject to the conditions of this Agreement, resolved to recommend adoption of this Agreement by the stockholder of Acquisition Sub;

WHEREAS, the board of directors (or equivalent) of Parent has (a) approved and declared advisable the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, including the Merger, and (b) determined and declared that this Agreement and the consummation of the transactions contemplated by this Agreement are advisable and in the best interests of Parent and its stockholders; and

WHEREAS, each of Parent, Acquisition Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

ARTICLE II

THE MERGER

Section 2.1. The Merger Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue under the name “Avantax, Inc.” as the surviving corporation (the “Surviving Corporation”) and shall continue to be governed by the laws of the State of Delaware. At the election of Parent, which shall be made in writing and delivered to the Company no more than five (5) Business Days after the date on which the Company files the preliminary Proxy Statement with the SEC, Parent may designate a specific direct or indirect wholly owned subsidiary of Parent that is a Delaware corporation formed solely for the purpose of engaging in the transactions contemplated hereby, to be substituted for Acquisition Sub as a constituent corporation in the Merger; provided, that (a) Parent delivers to the Company with such notice, amendments to this Agreement and to any other documents necessary to effect such substitution, in form and substance acceptable to the Company and (b) such substitution does not (i) prevent, delay or impair the consummation of the transactions contemplated hereby, (ii) cause any condition set forth in Article VII to become incapable of being satisfied (unless duly waived by the party entitled to the benefits thereof), (iii) adversely affect the Company or any of its equity holders or otherwise impair the benefits expected to accrue to such equity holders pursuant to the transactions contemplated hereby or (iv) relieve Parent or Acquisition Sub of any its obligations hereunder. In such event, the parties hereto shall execute an appropriate amendment to this Agreement in order to reflect the foregoing.

Section 2.2. The Closing. Subject to the provisions of Article VII, the closing of the Merger (the “Closing”) shall take place at 9:00 a.m. (New York City time) on a date to be specified by the Company and Parent, but no later than the third (3rd) Business Day after the satisfaction or, to the extent not prohibited by Law, waiver of all of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent not prohibited by Law, waiver of such conditions by the party hereto entitled to waive such conditions), and the Closing shall take place by the electronic exchange of signatures and documents, unless another time, date or place is agreed to in writing by the Company and Parent (such date on which the Closing occurs being the “Closing Date”); provided, that the Closing shall not occur prior to the earlier of (i) sixty (60) calendar days after the date of this Agreement and (ii) the date that is a date specified by Parent on no less than three (3) Business Days’ prior written notice to the Company.

Section 2.3. Effective Time.

(a) Concurrently with the Closing, each of the Company, Parent and Acquisition Sub shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged, delivered to and filed with the Office of the Secretary of State of the State of Delaware (the “Secretary”) in such form as required by, and executed in accordance with, the DGCL. The Merger shall become effective on the date and time at which the Certificate of Merger has been filed by the Secretary (such date and time of filing, or such later time as may be agreed to by Parent, Acquisition Sub and the Company and set forth in the Certificate of Merger, being hereinafter referred to as the “Effective Time”).

(b) The Merger shall have the effects set forth in the applicable provisions of the DGCL, this Agreement and the Certificate of Merger. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall possess all properties, rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the claims, obligations, liabilities, debts and duties of the Company and Acquisition Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.

Section 2.4. Certificate of Incorporation and Bylaws. Subject to compliance with Section 6.6, at the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall be amended and restated to be identical to the certificate of incorporation and bylaws of Acquisition Sub, until thereafter amended in accordance with the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation (as applicable) and the DGCL, except that (i) in each case, the name of the Surviving Corporation shall be Avantax, Inc. and (ii) the indemnity provisions shall be the same as those under the Company’s certificate of incorporation and bylaws, respectively, in each case as in effect immediately prior to the Effective Time.

Section 2.5. Board of Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub as of immediately prior to the Effective Time, each to hold office in accordance with the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation.

Section 2.6. Officers. From and after the Effective Time, the officers of Acquisition Sub as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 3.1. Effect on Securities. At the Effective Time (or such other time specified in this Section 3.1), by virtue of the Merger and without any action on the part of the Company, Parent, Acquisition Sub or any holder of any securities of the Company or Acquisition Sub or any other Person:

(a) Expiration or Cancellation of Company Securities. Each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) held by the Company or owned of record by the Company or any Subsidiary of the Company (including shares held as treasury stock) and all shares of Company Common Stock held, directly or indirectly, by Parent or Acquisition Sub or any of their wholly-owned Subsidiaries (other than, in each case, shares of Company Common Stock held on behalf of a Third Party) (collectively, the “Excluded Shares”) immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist as issued or outstanding shares, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(b) Conversion of Company Common Stock. Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares and any Dissenting Shares) shall be converted into the right to receive $26.00 per share of Company Common Stock in cash (the “Merger Consideration”), without interest thereon and less any required Tax withholdings as provided in Section 3.2(g). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.1(b) shall no longer be issued or outstanding and shall automatically be cancelled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry evidence of shares of Company Common Stock (“Book-Entry Evidence”) which immediately prior to the Effective Time represented such shares of Company Common Stock (other than any shares of Company Common Stock cancelled pursuant to Section 3.1(a) and any Dissenting Shares) shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Evidence in accordance with Section 3.2, the Merger Consideration without interest thereon and less any required Tax withholdings as provided in Section 3.2(g).

(c) Conversion of Acquisition Sub Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one (1) fully paid, non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only issued or outstanding shares of capital stock of the Surviving Corporation. At the Effective Time, all certificates representing common stock of Acquisition Sub (if any) shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(d) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Company Common Stock shall occur as a result of a reclassification, recapitalization, subdivision, stock split (including a reverse stock split) or similar event, or consolidation, combination, exchange or readjustment of shares, or any stock dividend or distribution with a record date during such period, the Merger Consideration shall be equitably adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 3.1(d) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

Section 3.2. Payment for Securities; Exchange of Certificates.

(a) Designation of Paying Agent; Deposit of Exchange Fund. No later than five (5) days prior to the Effective Time, Parent shall, at its sole cost and expense, designate a reputable bank or trust company (the “Paying Agent”) that is organized and doing business under the laws of the United States, the identity and the terms of appointment of which to be reasonably acceptable to the Company, to act as paying agent for the payment of the Aggregate Merger Consideration, and shall enter into an agreement (the “Paying Agent Agreement”) relating to the Paying Agent’s responsibilities with respect thereto, in form and substance reasonably acceptable to the Company prior to the Effective Time. Prior to the filing of the Certificate of Merger, Parent shall deposit, or cause to be deposited, with the Paying Agent, cash constituting an amount equal to the Aggregate Merger Consideration (such Aggregate Merger Consideration as deposited with the Paying Agent, the “Exchange Fund”). Parent shall cause the Exchange Fund to be (i) held for the benefit of the holders of shares of Company Common Stock entitled to the Merger Consideration in accordance with Section 3.1(b) and (ii) applied promptly to making the payments pursuant to Section 3.1(b). The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to this Section 3.2, except as expressly provided for in this Agreement. All amounts payable pursuant to Section 3.6 to a holder of Company Common Stock shall be paid to the Paying Agent for further distribution to each of the holders of Company Common Stock, or, after the Effective Time, at Parent’s election, to the Paying Agent or the Surviving Corporation, for further distribution, in each case, as provided in this Agreement and subject to Section 3.2(g) and Section 3.3(f).

(b) Procedures for Exchange.

(i) Certificates. As promptly as reasonably practicable following the Effective Time and in any event not later than the third (3rd) Business Day thereafter, the Surviving Corporation shall cause the Paying Agent to deliver to each holder of record of a Certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (A) a letter of transmittal, in customary form mutually agreed to by the Company and Parent prior to the Effective Time, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper receipt of the Certificates (or affidavits of loss in lieu thereof in accordance with Section 3.4) by the Paying Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (B) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration into which the number of shares of Company Common Stock previously represented by such Certificate have been converted pursuant to this Agreement (which instructions shall be in the form and have such other provisions as Parent and the Company shall mutually agree prior to the Effective Time).

(ii) Book-Entry Evidence. As promptly as reasonably practicable following the Effective Time and in any event not later than the third (3rd) Business Day thereafter, the Surviving Corporation shall cause the Paying Agent to deliver to each holder of record of Book-Entry Evidence not held through The Depository Trust Company (and to deliver to The Depository Trust Company, in the case of holders of Book-Entry Evidence held through The Depository Trust Company) that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (A) a letter of transmittal in customary form mutually agreed to by the Company and Parent prior to the Effective Time, and (B) instructions for returning such letter of transmittal in exchange for the right to receive the Merger Consideration into which the number of shares of Company Common Stock previously represented by such Book-Entry Evidence have been converted pursuant to this Agreement (which instructions shall be in the form and have such other provisions as Parent and the Company shall mutually agree prior to the Effective Time). Notwithstanding anything to the contrary contained in this Agreement, no holder of Book-Entry Evidence shall be required to deliver a Certificate or, in the case of holders of Book-Entry Evidence held through The Depository Trust Company, an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 3.1(b).

(c) Timing of Exchange. Upon surrender of a Certificate (or affidavit of loss in lieu thereof in accordance with Section 3.4) or Book-Entry Evidence for cancellation to the Paying Agent, together with, in the case of Certificates and Book-Entry Evidence not held through The Depository Trust Company, a letter of transmittal as described in Section 3.2(b)(i) or Section 3.2(b)(ii), as applicable, duly completed and validly executed in accordance with the instructions thereto, or, in the case of Book-Entry Evidence held through The Depository Trust Company, receipt of an “agent’s message” by the Paying Agent, and such other customary evidence of surrender as the Paying Agent may reasonably require pursuant to such instructions, the holder of such Certificate or Book-Entry Evidence shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate or Book-Entry Evidence, upon the later to occur of (i) the Effective Time or (ii) the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof in accordance with Section 3.4) or Book-Entry Evidence, in accordance with the procedures in Section 3.2(b), as applicable, and the Certificate (or affidavits of loss in lieu thereof in accordance with Section 3.4) or Book-Entry Evidence or “agent’s message,” so surrendered shall be forthwith cancelled. The Paying Agent Agreement shall provide that the Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof in accordance with Section 3.4) or Book-Entry Evidence upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Evidence on the Merger Consideration payable upon the surrender of the Certificates or Book-Entry Evidence.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Evidence for one (1) year after the Effective Time (including any interest received with respect thereto) shall be delivered to the Surviving Corporation, upon written demand, and any such holders prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation as a general creditor thereof for payment of their claims for Merger Consideration (without any interest thereon) in respect thereof (other than Dissenting Shares and Excluded Shares), subject to abandoned property, escheat or similar Law.

(e) No Liability. None of Parent, Acquisition Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash held in the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates or Book-Entry Evidence immediately prior to such date on which the Exchange Fund would otherwise escheat to, or become the property of, any Governmental Authority, shall, to the extent permissible by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(f) Investment of Exchange Fund. The Paying Agent Agreement shall provide that the Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment shall relieve Parent or the Paying Agent from making the payments required by this Article III, and following any losses (or any diminishment of the Exchange Fund for any other reason below the level required to make prompt cash payment in full of the aggregate funds required to be paid pursuant to the terms hereof) Parent shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Company Common Stock in the amount of such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, respectively. Any interest and other income resulting from such investments shall be promptly paid to Parent.

(g) Withholding. Parent, the Surviving Corporation or the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under applicable Law. To the extent that amounts are so withheld and paid over to or deposited with the relevant Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

Section 3.3. Company Equity Awards.

(a) Company Options. Prior to the Effective Time, the Company Board (or an appropriate committee thereof) shall adopt resolutions providing that, at the Effective Time, each Company Option (whether or not vested) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, vest (if unvested) and be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Company Option multiplied by (ii) the total number of shares of Company Common Stock underlying such Company Option (the “Company Option Consideration”); provided that if the exercise price per share of Company Common Stock of such Company Option is equal to or greater than the Merger Consideration, such Company Option shall be cancelled at the Effective Time without any cash payment or other consideration being made in respect thereof.

(b) Treatment of Company RSUs. Prior to the Effective Time, the Company Board (or an appropriate committee thereof) shall adopt resolutions providing that, at the Effective Time, each Company RSU (except any Permitted RSU granted to any non-employee financial professional) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Company Common Stock underlying such Company RSU (determined in the manner described below) multiplied by (ii) the Merger Consideration (the “Company RSU Consideration”). For purposes of this Section 3.3(b), the number of shares of Company Common Stock underlying a Company RSU shall be determined (1) for Company RSUs granted prior to the date hereof, equal to the total number of shares of Company Common Stock underlying such Company RSU and (2) for Permitted RSUs (except any Permitted RSU granted to any non-employee financial professional), equal to the product of (A) the total number of shares of Company Common Stock underlying such Permitted RSU and (B) the quotient of the number of days actually worked between the date of grant of such Permitted RSUs and the Effective Time divided by the total number of days in the vesting period for such Permitted RSUs, which vesting period shall in no event be less than three (3) years from the date of grant of such Permitted RSUs. Except as otherwise provided in Section 3.3(d), for any Company RSU that does not vest in accordance with this Section 3.3(b), if any, such Company RSU shall be cancelled and terminated without consideration immediately prior to the Effective Time.

(c) Treatment of Company PSUs. Prior to the Effective Time, the Company Board (or an appropriate committee thereof) shall adopt resolutions providing that, at the Effective Time, each Company PSU (except any Permitted PSU granted to any non-employee financial professional) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the number of shares of Company Common Stock underlying such Company PSU (determined in the manner described below) multiplied by (ii) the Merger Consideration (the “Company PSU Consideration”). For purposes of this Section 3.3(c), the number of shares of Company Common Stock underlying a Company PSU shall be determined (1) for Company PSUs (or portions thereof) granted prior to the date hereof for which the performance period has been completed prior to the Effective Time, based on the actual level of performance (as determined by the Company Board or a committee thereof prior to the Effective Time in good faith consistent with past practices) through the end of such performance period, (2) for any Company PSU (or portion thereof) granted prior to the date hereof in respect of which the performance period has not expired as of the Effective Time, based on the greater of (x) the target level of performance, (y) if the vesting of which is measured by reference to total shareholder return, based on the total shareholder return reflected by the Merger Consideration (and, as applicable, the total shareholder return of the comparator group as of a date within ten (10) Business Days prior to the Effective Time) and (z) if the vesting of which is measured by reference to EBITDA, based on the EBITDA measured as of the Effective Time (as determined by the Company Board (or an appropriate committee thereof)), in each case, determined by assuming shortened performance periods that end as of the Effective Time and otherwise in good faith consistent with past practices, (3) for Permitted PSUs (except any Permitted PSU granted to any non-employee financial professional), equal to the product of (x) the target number of shares of Company Common Stock underlying such Permitted PSU and (y) the quotient of the number of days actually worked between the start of the performance period for such Permitted PSUs and the Effective Time divided by the total number of days in the performance period for such Permitted PSUs, which performance period shall in no event be less than three (3) years commencing with the 2024 performance year, and (4) except as otherwise provided in Section 3.3(d), for any Company PSU that does not vest in accordance with the foregoing clause (1), (2) or (3), if any, such Company PSU shall be cancelled and terminated without consideration immediately prior to the Effective Time. The Company will deliver to Parent its determination of the performance and documentation supporting the basis of such determinations no later than three (3) Business Days prior to the Effective Time.

(d) Treatment of Permitted RSUs and Permitted PSUs to Non-Employee Financial Professionals. Prior to the Effective Time, the Company Board (or an appropriate committee thereof) shall adopt resolutions providing that, at the Effective Time, each Permitted RSU and each Permitted PSU, in each case granted to any non-employee financial professional, that is outstanding immediately prior to the Effective Time, shall, automatically and without any required action on the part of the holder thereof, cease to represent a Permitted RSU or Permitted PSU denominated in shares of Company Common Stock and be converted into and will become a right to receive an amount in cash, without interest, equal to the product of (i) the total number of shares of Company Common Stock underlying such Permitted RSU or, in the case of Permitted PSUs, the target number of shares of Company Common Stock, multiplied by (ii) the Merger Consideration (a “Replacement Cash Award”); provided, that each Replacement Cash Award shall be subject to the same vesting and payment schedules as the Permitted RSU or Permitted PSU it replaces (other than performance-based vesting conditions), which, in respect of the vesting schedule applicable to the Permitted RSUs, shall in no event be less than three (3) years from the date of grant of such Permitted RSUs, and in respect of the performance period applicable to the Permitted PSUs, no less than a three (3) year performance period commencing with the 2024 performance year (which as applied to a corresponding Replacement Cash Award shall result in cliff vesting at the end of such three (3) year performance period), and in all cases the vesting of a Replacement Cash Award shall be subject to the non-employee financial professional’s continuous performance of services for Parent (or an Affiliate of Parent) through the applicable vesting date.

(e) Treatment of Company ESPP. As soon as practicable following the date of this Agreement, the Company shall take all action, and the Company Board (or an appropriate committee thereof) shall adopt resolutions, including amending the Company ESPP, if necessary, providing that (i) the current Offering Period (as defined in the Company ESPP) in effect as of the date hereof shall be the final Offering Period (such period, the “Final Offering Period”) and no further Offering Period shall commence pursuant to the Company ESPP after the date of this Agreement, (ii) each individual participating in the Final Offering Period on the date of this Agreement shall not be permitted to (A) increase his or her payroll contribution rate pursuant to the Company ESPP from the rate in effect on the date immediately preceding the date hereof or (B) make separate non-payroll contributions to the Company ESPP on or following the date of this Agreement and (iii) no new participants shall be permitted to start contributing under the Company ESPP on or after the date hereof other than pursuant to elections made prior to the date hereof. In furtherance of the foregoing, the Company shall take all actions that may be necessary to (x) cause the Final Offering Period, to the extent that it would otherwise be outstanding at the Effective Time, to be terminated no later than seven (7) Business Days prior to the date on which the Effective Time occurs; (y) make any pro rata adjustments that may be necessary to reflect the Final Offering Period, but otherwise treat the Final Offering Period as a fully effective and completed Offering Period for all purposes pursuant to the Company ESPP; and (z) cause the exercise (as of no later than seven (7) Business Days prior to the date on which the Effective Time occurs) of each outstanding purchase right pursuant to the Company ESPP. On such exercise date, the Company shall apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of Company Common Stock in accordance with the terms of the Company ESPP, and such shares of Company Common Stock shall be entitled to the Merger Consideration in accordance with Section 3.1(b). The Company shall take all action, and the Company Board (or an appropriate committee thereof) shall adopt resolutions, to terminate the Company ESPP effective as of immediately prior to the Effective Time and to provide that no further rights shall be granted or exercised under the Company ESPP thereafter.

(f) Delivery of Company Equity Award Consideration; Withholding; Section 409A. Parent shall cause the Surviving Corporation to pay (including, to the extent applicable, through the payroll system of the Surviving Corporation) to each holder of a Company Equity Award the Company Option Consideration, Company RSU Consideration and Company PSU Consideration, as applicable, less any required withholding Taxes and without interest, within five (5) Business Days following the Effective Time, subject to any requirements under applicable Law. Notwithstanding anything herein to the contrary, with respect to any Company Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be terminated in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Equity Plan that will not trigger a Tax or penalty under Section 409A of the Code.

(g) Corporate Action. Prior to the Effective Time, the Company shall take all actions necessary (including adopting such resolutions of the Company Board (or any committee of the Company Board) and providing any required notices in connection therewith) to effectuate the treatment of the Company Equity Awards and the Company ESPP contemplated by this Section 3.3, and to terminate each of the Company Equity Plans and to ensure that, as of the Effective Time, no Person shall have any right under any Company Benefit Plan (including each of the Company Equity Plans) to payments with respect to any Company Common Stock except for the right to receive the payments, if any, contemplated in this Section 3.3.

Section 3.4. Lost Certificates. If any Certificate has been lost, stolen or destroyed, then upon the making of an affidavit, in form and substance reasonably acceptable to Parent and the Company, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable form and customary amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to which the holder thereof is entitled pursuant to this Article III.

Section 3.5. Dissenting Shares. Notwithstanding anything to the contrary herein, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who is entitled to, and has properly exercised and perfected his, her or its demand for, appraisal rights in compliance with Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as may be determined to be due to such holder pursuant to Section 262 of the DGCL; provided, however, that if any such holder fails to perfect or shall have effectively withdrawn or loses such holder’s right to appraisal and payment under Section 262 of the DGCL (whether occurring before, at or after the Effective Time), such holder’s shares of Company Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon and less any required tax withholdings as provided in Section 3.2(g), in accordance with Section 3.1(b), and such shares shall not be deemed to be Dissenting Shares. The Company shall give Parent (a) prompt notice of any demands for appraisal filed pursuant to Section 262 of the DGCL received by the Company, withdrawals of such demands and any other instruments served or delivered in connection with such demands pursuant to Section 262 of the DGCL and received by the Company, and (b) the opportunity and right to participate in all negotiations and proceedings with respect to demands made pursuant to Section 262 of the DGCL. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (i) make any payment with respect to any such demand, (ii) offer to settle or settle any such demand or (iii) waive any failure to timely deliver a written demand for appraisal or timely take any other action to perfect appraisal rights in accordance with the DGCL.

Section 3.6. Transfers; No Further Ownership Rights. From and after the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates (or affidavits of loss in lieu thereof in accordance with Section 3.4) or Book-Entry Evidence are presented to the Surviving Corporation, Parent or Paying Agent for transfer following the Effective Time, they shall be cancelled against delivery of the applicable Merger Consideration as provided for in Section 3.1(b) for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Evidence. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable, in addition to any other procedures or requirements of the Paying Agent. Payment of the Merger Consideration in accordance with the terms of this Article III, and, if applicable, any unclaimed dividends upon the surrender of Certificates or Book-Entry Evidence, shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Evidence.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (i) as disclosed in the Company Disclosure Letter (subject to Section 9.3(b) and the disclaimers and limitations set forth in the cover page thereto) or (ii) in the Company SEC Documents filed or furnished by the Company prior to the date of this Agreement and after January 1, 2022 (other than (x) any disclosure set forth under the headings “Risk Factors” or “Forward-Looking Statements” that are both non-specific and cautionary (other than any historical or factual matters disclosed in such sections) or appear solely under such headings, or (y) any forward-looking statements, or other similar statements that are similarly predictive or forward-looking and non-specific in nature, contained in such Company SEC Documents), the Company hereby represents and warrants to Parent and Acquisition Sub as follows:

Section 4.1. Organization and Qualification; Subsidiaries.

(a) Each of the Company and its Subsidiaries is a corporation, partnership or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other legal entity power and authority to conduct its business as it is now being conducted, except where the failure to be so organized or existing or to be in good standing or to have such power and authority as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and (to the extent applicable) is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and (to the extent applicable) in good standing as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Accurate and complete copies of the Company’s restated certificate of incorporation (as amended) (the “Company Charter”) and amended and restated bylaws (the “Company Bylaws”), as in effect as of the date of this Agreement, with all amendments thereto to the date of this Agreement, are included in the Company SEC Documents.

(b) Section 4.1(b) of the Company Disclosure Letter accurately and completely sets forth each Subsidiary of the Company, its name, place of incorporation or formation, and the record ownership, in each case, as of the date of this Agreement of all capital stock or other equity interests issued thereby. Copies of the organizational documents of each Subsidiary of the Company, with all amendments thereto to the date of this Agreement, have been made available to Parent or its Representatives, and such copies are accurate and complete as of the date of this Agreement. A list of the directors and officers (or its equivalent) of each Subsidiary of the Company as of the date of this Agreement has been made available to Parent.

Section 4.2. Capitalization.

(a) As of the close of business on September 8, 2023 (the “Specified Date”), (i) the authorized capital stock of the Company consisted of (A) 900,000,000 shares of Company Common Stock, 36,768,314 of which were issued and outstanding and (B) 15,000,000 shares of preferred stock, par value $0.0001 per share (none of which were issued and outstanding), (ii) Company Options to purchase an aggregate of 1,646,989 shares of Company Common Stock were outstanding with a weighted average exercise price of $17.96, (iii) 2,134,233 shares of Company Common Stock were subject to outstanding Company Stock Units (with Company PSUs measured at the target level of performance), including cash-settled Company RSUs, (iv) 604,887 shares of Company Common Stock were reserved for issuance pursuant to the Company ESPP and (v) aggregate payroll contributions of $791,718.33 have been received by the Company for the current Offering Period pursuant to the Company ESPP. The issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(b) As of the close of business on the Specified Date, other than as set forth above in Section 4.2(a), there are no existing and outstanding (A) options, warrants, calls, preemptive rights, rights of first refusal, first offer, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company is a party obligating the Company to issue, transfer or sell any shares of capital stock, restricted stock units, phantom units or other equity interests in the Company or securities convertible into or exchangeable for such shares or equity interests in the Company, (B) contractual obligations of the Company to repurchase, redeem or otherwise acquire any capital stock of the Company or (C) voting trusts, stockholders agreements or similar agreements to which the Company is a party with respect to the voting or transfer of the capital stock of the Company. From the close of business on the Specified Date, the Company has not issued any shares of Company Common Stock or other class of equity security (other than shares of Company Common Stock in respect of (x) Company Equity Awards in effect on the Specified Date or (y) outstanding purchase rights pursuant to the Company ESPP or as permitted by Section 6.1(C) of this Agreement).

(c) All of the outstanding shares of capital stock or equivalent equity interests of each of the Company’s Subsidiaries, as applicable, are validly issued, fully paid and nonassessable (to the extent applicable). The Company, directly or indirectly, owns, beneficially and of record, and has valid and marketable title to all of the shares of capital stock or equivalent equity interests of each Subsidiary of the Company, free and clear of all Liens other than Liens resulting from applicable U.S. federal or state securities Laws and Permitted Liens. As of the date hereof, there are no existing and outstanding (A) options, warrants, calls, preemptive rights, rights of first refusal, first offer, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or such Subsidiary to issue, transfer or sell any shares of capital stock or other equity interests in such Subsidiary or securities convertible into or exchangeable for such shares or equity interests in such Subsidiary or (B) contractual or other obligations of any Subsidiary of the Company to repurchase, redeem, retire or otherwise acquire any capital stock or equivalent equity interests of any Subsidiary of the Company.

(d) Section 4.2(d) of the Company Disclosure Letter sets forth a correct and complete list of each holder of an outstanding Company Equity Award as of the Specified Date, which schedule shows for each Company Equity Award, as applicable, the date such Company Equity Award was granted, the number of shares of Company Common Stock subject to such Company Equity Award (and for Company Stock Units the number of shares of Company Common Stock assuming both target and maximum attainment of the applicable performance criteria), the applicable exercise price of each Company Equity Award that is a Company Option, whether such Company Option is intended to qualify as an incentive stock option under Section 422 of the Code, and for each holder who is not a current employee of the Company or any of its Subsidiaries whether such Person has ever been an employee of the Company or any of its Subsidiaries. With respect to each Company Equity Award, (i) each such grant was duly authorized no later than the date on which the issuance of such grant was by its terms effective (the “Grant Date”) by all necessary corporate action, (ii) each such grant was made in compliance in all material respects with all applicable Laws (including all applicable securities Laws) and all of the material terms and conditions of the applicable Company Equity Plan, (iii) each Company Option has an exercise price that is equal or greater than the fair market value of the underlying Company Common Stock on the applicable Grant Date and (iv) each such grant was properly accounted for in all material respects in accordance with GAAP in the financial statements (including the related notes) of the Company. All Company Equity Awards are evidenced by award agreements in the forms materially consistent with forms previously made available to Parent. There are no commitments in any offer letter, Contract, Company Benefit Plan or otherwise that contemplate a grant of or right to purchase or receive restricted stock units, phantom units or other equity that are not reflected in the grants set forth on Section 4.2(d) of the Company Disclosure Letter or are not otherwise forfeited or expired, except in respect of the Permitted RSUs and Permitted PSUs (if any).

(e) The Company does not have outstanding any bonds, debentures, notes or other similar obligations the holders of which have the right to vote (or that are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

(f) Neither the Company nor any of its Subsidiaries owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, trust or other entity, other than a Subsidiary of the Company, which interest or investment is material to the Company and its Subsidiaries, taken as a whole.

(g) The issued and outstanding shares of Company Common Stock were issued in compliance in all material respects with the Company Charter, Company Bylaws and all applicable U.S. federal and state securities Laws.

Section 4.3. Authority Relative to Agreement.

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder and, subject to obtaining the Requisite Stockholder Approval and assuming the accuracy of the representations and warranties in Section 5.13, to consummate the transactions contemplated hereby, including the Merger. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action by the Company, and except for the Requisite Stockholder Approval and assuming the accuracy of the representations and warranties in Section 5.17, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (the “Bankruptcy and Equity Exception”).

(b) The Company Board, at a meeting duly called and held, by unanimous vote, has (i) approved and declared advisable the execution, delivery and performance of this Agreement and, subject to receiving the Requisite Stockholder Approval, the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined and declared that this Agreement and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of the Company and its stockholders, (iii) directed that this Agreement be submitted to the stockholders of the Company to be adopted and (iv) subject to the terms and conditions of this Agreement, resolved to make the Company Recommendation (provided that any change, modification or rescission of such recommendation by the Company Board in accordance with Section 6.5 shall not be a breach of the representation in clause (iv)).

Section 4.4. No Conflict; Required Filings and Consents.

(a) Assuming the accuracy of the representations and warranties contained in Section 5.13, neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby or the performance by the Company of its obligations hereunder will (i) subject to obtaining the Requisite Stockholder Approval, violate any provision of the Company Charter or the Company Bylaws or, in any material respect, any of the organizational documents of the Subsidiaries of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4(b) have been obtained or made, as applicable, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4(b) have been obtained or made, as applicable, result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of the assets, properties or rights of either of the Company or any of its Subsidiaries or result in or give to others any rights of cancellation, modification, amendment, acceleration, revocation or suspension of any of the Company Permits, or (iv) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration, modification, amendment or cancellation of, loss of rights or benefits under or require any notice to or consent of any counterparty under, any Company Material Contract or material Company Permit, other than, in the case of clauses (ii), (iii) and (iv), any such conflicts, violations, Liens, breaches, defaults or rights of termination, acceleration, cancellation, revocation, suspension, modification, amendment, loss of rights or benefits or requirement of any notice or consent as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) Assuming the accuracy of the representations and warranties contained in Section 5.5, no consent, approval, license, permit, Order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with the applicable requirements of the Securities Act and the Exchange Act, including the filing with the SEC of the Proxy Statement in preliminary and definitive forms and the applicable requirements of and filings with the SEC under the Exchange Act, (ii) the filing of the Certificate of Merger with the Secretary and, to the extent applicable, appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iii) applicable requirements under any applicable international, federal or state securities Laws or “Blue Sky Laws”, (iv) such filings as may be required in connection with the Taxes described in Section 9.10, (v) filings as may be required under the rules and regulations of NASDAQ Global Select Market (“NASDAQ”), (vi) such other items required solely by reason of the participation of Parent or Acquisition Sub in the transactions contemplated by this Agreement, including by reason of the identity of Parent or any of its Affiliates, or Parent’s assets, revenues or turnover in any particular jurisdiction, (vii) compliance with and filings or notifications under the HSR Act or other Antitrust Laws, including the filing of a premerger notification and report form under the HSR Act and the receipt, termination or expiration, as applicable, of waivers, Consents, waiting periods or agreements required under the HSR Act or any other applicable Antitrust Laws, (viii) the FINRA Approval and any Consents, waivers, filings, notifications and registrations in connection with the FINRA Approval or with any applicable state securities Laws pertaining to a change in ownership or control of any Subsidiary of the Company that is a Registered Broker-Dealer, (ix) the Advisory Client consents contemplated by Section 6.18, (x) approvals of, or notice filings required by, applicable state insurance regulators with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as an insurance agent, broker, producer or other applicable insurance-related license designation under applicable state Laws (including the TDI Consent) and (xi) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 4.5. Permits; Compliance with Laws.

(a) The Company and its Subsidiaries are, and at all times since January 1, 2020 has been, in possession of all franchises, grants, registrations, licenses, easements, variances, exceptions, Consents and certificates necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets and to carry on their business as it is being conducted as of the date of this Agreement (the “Company Permits”), in each case, to the extent material to (x) the Company and its Subsidiaries, taken as a whole, or (y) any Registered Adviser or Registered Broker-Dealer, and all such Company Permits are valid, in full force and effect and no suspension or cancellation of any such Company Permit is pending or, to the Knowledge of the Company, threatened, and no event has occurred or circumstances exists that would reasonably be expected (with or without due notice or lapse of time or both) to, individually or in the aggregate, constitute or result in a violation of, or a failure to comply in any material respect with, any requirements of any such Company Permit, or result in the (or give rise to any right of) revocation, withdrawal, suspension, modification, cancellation, impairment, forfeiture, non-renewal, limitation or termination thereof, except, in each case, where the failure to be in possession of or be in full force and effect, or the violation, failure to comply, revocation, withdrawal, suspension, modification, cancellation, impairment, forfeiture, non-renewal, limitation or termination of, any such Company Permits as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole. All material Company Permits as of the date hereof are listed on Section 4.5(a) of the Company Disclosure Letter, including the type of Company Permit, the Company Permit number, the jurisdiction issuing such Company Permit and the expiration date of such Company Permit. The Company Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of the business of the Company and its Subsidiaries as presently conducted, and none of the operations of the Company or its Subsidiaries is being conducted in a manner that violates, any of the terms or conditions under which any Company Permit was granted, except for such violations or failures to be sufficient or adequate that would not be, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. No petition, action, investigation, notice of violation or apparent liability, notice of forfeiture, order to show cause, complaint, or proceeding seeking to revoke, reconsider the grant of, cancel, suspend, or modify any of the Company Permits is pending or, to the Knowledge of the Company, threatened before any Governmental Authority except as would not, or would not reasonably be expected to, be material and adverse to the Company and its Subsidiaries, taken as a whole. No written notices have been received by and no claims have been filed or, to the Knowledge of the Company, are pending against the Company or its Subsidiaries alleging a failure to hold any requisite Company Permit, except as would not, or would not reasonably be expected to, be material and adverse to the Company and its Subsidiaries, taken as a whole.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) none of the Company or any of its Subsidiaries is, nor since January 1, 2020 has been, in default or violation of any Law applicable to the Company or any of its Subsidiaries and (ii) since

January 1, 2020, the Company and its Subsidiaries have otherwise conducted their respective businesses in accordance with all applicable Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2020, none of the Company or its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from any Governmental Authority of any violation (or any investigation with respect thereto) of any such Law by the Company, its Subsidiaries or any Person affiliated or associated with, or subject to supervision by the Company or any of its Subsidiaries, and none of the Company or its Subsidiaries is in default with respect to any order, writ, judgment, award, injunction or decree of Governmental Authority, applicable to any of its assets, properties or operations. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no investigation by any Governmental Authority regarding a violation of any applicable Law by the Company, any of its Subsidiaries or any Person affiliated or associated with, or subject to supervision by, the Company or its Subsidiaries is pending or, to the Knowledge of the Company, threatened.

(c) The Company is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such act or the Exchange Act (the “Sarbanes-Oxley Act”) and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ. Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3), since January 1, 2020, neither the Company nor any of its Subsidiaries has made, arranged or modified personal loans to any executive officer or director of the Company.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the businesses of each of the Company and each of its Subsidiaries are being, and since January 1, 2020 have been, conducted in compliance with the U.S. Foreign Corrupt Practices Act 1977 and any other applicable anti-bribery laws, rules or regulations in other jurisdictions (together, the “Anti-Bribery Laws”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2020, the Company and its Subsidiaries have maintained accurate books and records and established sufficient internal controls and procedures reasonably designed to ensure compliance with the Anti-Bribery Laws. There are no internal investigations or, to the Knowledge of the Company, pending governmental or other regulatory investigations or proceedings, in each case, regarding any action or any allegation of any action described in this Section 4.5(d). Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, since January 1, 2020, neither the Company nor its Subsidiaries, nor any of their respective directors or officers or, to the Knowledge of the Company, employees, agents or individual independent contractors (in each case, when acting on behalf of the Company or a Subsidiary of the Company) has directly or indirectly offered, paid, promised, or authorized the payment, promising, or offering of any money, gift, or other thing of value, regardless of form, (i) corruptly, to any U.S. government official or foreign official (as such term is defined in applicable Anti-Bribery Laws), or to any person while knowing or having reason to know that such person had or would offer, pay, promise, or authorize the payment, promising or offering of any money, gift, or other thing of value to any U.S. government official or foreign official (as such term is defined in the Anti-Bribery Laws), or (ii) to any prospective or actual customer or employee or agent of any business counterparty to induce or reward the improper performance of the recipient’s function or the breach of a duty owed by the recipient to his or her employer or principal.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the operations of the Company and its Subsidiaries are, and since January 1, 2020 have been, conducted in compliance with applicable financial recordkeeping, reporting and internal control requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes, the rules and regulations thereunder and any related or similar rules or regulations, issued, administered or enforced by any Governmental Authority of a jurisdiction where the Company or its Subsidiaries operate (collectively, the “Money Laundering Laws”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no action, claim, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money

Laundering Laws is pending or, to the Knowledge of the Company, threatened, nor, to the Knowledge of the Company, is any investigation by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws pending or threatened.

(f) None of the Company, its Subsidiaries, or their respective directors or officers or, to the Knowledge of the Company, the employees or individual independent contractors (other than non-employee financial professionals) (in each case, when acting on behalf of the Company or a Subsidiary of the Company) is, or is owned or controlled by one or more Persons that are, (i) the subject of any sanctions administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Control, the U.S. State Department, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (“Sanctions”), or (ii) located, organized, or resident in a country or region which is the subject of Sanctions.

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the businesses of each of the Company and its Subsidiaries are being, and since January 1, 2020 have been, conducted in compliance in all respects with all applicable Sanctions or export and import control Laws imposed by any Governmental Authority of a jurisdiction where the Company or its Subsidiaries operate (collectively, “Trade Control Laws”). To the Knowledge of the Company, as of the date hereof, no investigation, review, audit or inquiry by any Governmental Authority with respect to any such Trade Control Laws is pending or threatened. The Company maintains in effect and enforces policies and procedures reasonably designed to ensure compliance by the Company, its Subsidiaries, and its respective managing directors or officers or, to the Knowledge of the Company, employees or individual independent contractors (other than non-employee financial professionals) (in each case, when acting on behalf of the Company or a Subsidiary of the Company) with Trade Control Laws applicable to such Persons, including with respect to compliance with applicable “know your customer” and anti-money laundering rules and regulations.

(h) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) to the extent required by applicable Law, the Company or its Subsidiaries have valid and effective appointments from each Insurance Carrier for which it offers, produces or sells insurance products or services or otherwise acts as an agent; and (ii) no grounds exist that would reasonably be expected to result in any such appointments being revoked, limited, rescinded or terminated. The names of all licensed natural persons who may exercise authority and perform the duties under the licenses of the Company and its Subsidiaries has been provided to each Governmental Authority to the extent required by applicable Law.

Section 4.6. Company SEC Documents; Financial Statements.

(a) Since January 1, 2020, the Company has filed with or furnished to (as applicable) the SEC all material forms, documents and reports required to be filed or furnished prior to such date by it with the SEC (such documents and any other documents filed or furnished by the Company with or to the SEC since January 1, 2020, as have been supplemented, modified or amended since the time of filing or furnishment, collectively, the “Company SEC Documents”). As of their respective dates, or, if supplemented, modified or amended, as of the date of the last such amendment, supplement or modification, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed (or, if amended, supplemented or modified as of the date of the last amendment, supplement or modification) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading.

(b) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and the consolidated Subsidiaries of the Company (including in each case all related notes thereto) included in, or incorporated by reference into, the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and its consolidated statements of operations, and consolidated statements of cash flows for the respective periods then ended (except as may be indicated in the notes thereto or, in the case of unaudited interim consolidated financial statements, for normal year-end audit adjustments that were not or will not be material in amount or effect), (ii) complied, as of the filing date of the applicable Company SEC Documents, as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (iii) were prepared in conformity with GAAP (as in effect in the United States on the date of such financial statements) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto, except, in the case of unaudited statements), as permitted by SEC rules and regulations, (iv) are in accordance, in all material respects, with the books and records of the Company and its consolidated Subsidiaries and (v) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act, the Securities Act and the DGCL.

(c) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received by the Company or any of its Subsidiaries from the SEC, FINRA, any other similar Governmental Authority or their respective staffs. To the Knowledge of the Company, as of the date hereof, none of the Company SEC Documents or any other documents filed or furnished by the Company with or to FINRA or any other similar Governmental Authority since January 1, 2020, as have been supplemented, modified or amended since the time of filing or furnishment, collectively are the subject of ongoing SEC, FINRA or other similar Governmental Authority review, outstanding SEC, FINRA or other similar Governmental Authority comment or outstanding SEC, FINRA or other similar Governmental Authority investigation. There has been no material correspondence between the SEC, FINRA or any other similar Governmental Authority on the one hand, and the Company and any of its Subsidiaries, on the other hand, occurring since January 1, 2020 on or prior to the date hereof that is not available to the public on the SEC’s Electronic Data Gathering and Retrieval database.

Section 4.7. Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries expressly for inclusion or incorporation by reference in the proxy statement relating to the adoption by the stockholders of the Company of this Agreement (together with any amendments or supplements thereto, the “Proxy Statement”), will, at the date the Proxy Statement is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with regard to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub (or any of their Affiliates) for inclusion therein.

Section 4.8. Disclosure Controls and Procedures. The Company has designed and maintains a system of “disclosure controls and procedures” and “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) intended to provide reasonable assurances regarding the reliability of financial reporting for the Company and its consolidated Subsidiaries. The Company has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) intended to provide reasonable assurance that material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that is accumulated and communicated to the Company’s management as approximate to allow timely decisions regarding required disclosure. To the Knowledge of the Company, the Company has disclosed, based on its most recent evaluation of the Company’s internal control over financial reporting prior to the date hereof, to the Company’s auditors and the audit committee of the Company Board (a) any significant deficiencies and material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Section 4.9. Absence of Certain Changes or Events. From June 30, 2023, except with respect to (a) the process conducted by the Company to consider strategic alternatives, including the sale of the Company and the negotiation, execution and delivery of this Agreement and (b) COVID-19 Measures, (i) to the date hereof, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business consistent with past practice and the Company has not taken (or failed to take) any action that if taken (or failed to be taken) after the date of this Agreement without the consent of Parent would constitute a violation of Section 6.1(A), Section 6.1(F), Section 6.1(G), Section 6.1(H), Section 6.1(J), Section 6.1(K), Section 6.1(L), Section 6.1(P) or Section 6.1(R), (ii) there has not been any Company Material Adverse Effect and (iii) to the date hereof, there has not been any termination of employment by the chief executive officer of the Company, or any other executive officer of the Company.

Section 4.10. No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s consolidated balance sheet as of June 30, 2023 included in the Company SEC Documents or referred to in the notes thereto, (b) for liabilities or obligations incurred in the ordinary course of business since June 30, 2023 (none of which is a liability for breach of Contract, breach of warranty, tort, infringement, violation of Law, misappropriation or that relates to any cause of action, claim or lawsuit), (c) for liabilities or obligations incurred in connection with this Agreement, the transactions contemplated hereby, the process conducted by the Company to consider strategic alternatives, including the sale of the Company and the negotiation, execution and delivery of this Agreement, (d) for liabilities or obligations as would not, individually or in the aggregate, be material and adverse to the Company and its Subsidiaries, taken as a whole, or the Registered Broker-Dealer, or (e) as expressly set forth in Section 4.10 of the Company Disclosure Letter, as of the date hereof, the Company and its Subsidiaries do not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, nor entered into non-binding letters of intent that remain executory with respect to, any joint venture, off-balance sheet partnership or any similar Contract, including any contract or arrangement between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, providing for structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the Securities Act), in each case, where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the consolidated financial statements of the Company included in the Company SEC Documents (including all related notes and schedules thereto).

Section 4.11. Litigation. Since January 1, 2020, there has not been any, Action pending to which the Company or any of its Subsidiaries is a party, or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any current or former director, manager or officer of the Company or any of its Subsidiaries, in each case in his or her capacity as such, nor is there, nor has there been since January 1, 2020, any Order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation pending or threatened in writing (or, to the Knowledge of the Company, orally) by any Governmental Authority involving, the Company, any of its Subsidiaries or any current or former director, manager or officer of the Company or any of its Subsidiaries, in each case in his or her capacity as such and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, there is no Action pending or, to the Knowledge of the Company, threatened seeking to prevent, enjoin, modify, materially prevent, delay or challenge the Merger or any of the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

Section 4.12. Employee Benefit Plans.

(a) Section 4.12(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of each material Company Benefit Plan (which list may reference a form of such Company Benefit Plan). The Company has made available to Parent a true and complete copy of each material Company Benefit Plan and all amendments and supplements thereto (or where no such copies are available, a written description of the material terms of such Company Benefit Plan), and a true and complete copy of the following items (in each case, only if applicable) with respect to such Company Benefit Plans, in each case through the date hereof:

(i) each trust document, insurance Contract or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the two most recently filed annual reports on IRS Form 5500, and, for the avoidance of doubt, all schedules and financial statements thereto, (iv) the most recently received IRS determination letter or IRS opinion letter, (v) the most recently prepared actuarial reports, (vi) all material or non-routine correspondence to or from any Governmental Authority sent or received in the last three (3) years with respect thereto, and (vii) the most recent results of all required compliance testing.

(b) (i) Each of the Company Benefit Plans (including any related trusts) has been established, maintained, operated and administered in all material respects in accordance with its terms and in compliance in all material respects with applicable Laws, (ii) no proceeding (other than routine claims for benefits) is pending against or involves or, to the Knowledge of the Company, is threatened against or expected to involve, any Company Benefit Plan, the assets of any Company Benefit Plan, or, to the Knowledge of the Company, fiduciaries of any Company Benefit Plan (in their capacity as such) that, in each case, would reasonably be expected to result in material liability to the Company before any court or arbitrator or any Governmental Authority, and no Company Benefit Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Governmental Authority, (iii) all material payments required to be paid prior to the date of this Agreement by the Company or any of its Subsidiaries pursuant to the terms of a Company Benefit Plan or by applicable Law (including, all contributions and insurance premiums) with respect to all current or prior periods have been made or provided for by the Company or its Subsidiaries in all material respects in accordance with the provisions of such Company Benefit Plan, applicable Law or GAAP and (iv) no nonexempt “prohibited transaction,” within the meaning of Section 4975 of the Code and Section 406 of ERISA, has occurred or is reasonably expected to occur with respect to a Company Benefit Plan that would reasonably be expected to result in material liability to the Company.

(c) (i) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Company Benefit Plan as to its qualified status under the Code, or with respect to a prototype Company Benefit Plan, the prototype sponsor has received a favorable IRS opinion letter, and (ii) to the Knowledge of the Company, no event has occurred since the most recent determination or opinion letter relating to any such Company Benefit Plan that would reasonably be expected to adversely affect or result in the loss of the tax qualification of such Company Benefit Plan or cause the imposition of any material liability, penalty, or Tax under ERISA or the Code. No stock or other securities issued by the Company or any of its Subsidiaries forms (or has since January 1, 2020 formed) any part of the assets of any Company Benefit Plan that is intended to qualify under Section 401(a) of the Code. With respect to any Company Benefit Plan, neither the Company nor any of its Subsidiaries would reasonably be expected to be subject either to a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a material Tax imposed pursuant to Section 4975 or 4976 of the Code.

(d) Neither the Company nor any of its ERISA Affiliates sponsors, maintains, administers or contributes to, has any obligation to contribute to or has within the previous six (6) years sponsored, maintained, administered or contributed to (or had any obligation to contribute to within the previous six (6) years), and no Company Benefit Plan is (i) a plan subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code; (ii) a Multiemployer Plan; or (iii) a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code). No Company Benefit Plan is, and within the past six (6) years the Company has not sponsored, maintained, administered or contributed to, a “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA). Neither the Company nor any ERISA Affiliate has made or suffered a “complete withdrawal” or a “partial withdrawal,” as such terms are respectively defined in Sections 4203 and 4205 of ERISA, from a Multiemployer Plan (or any liability resulting therefrom has been satisfied in full).

(e) Neither the execution or delivery of this Agreement nor the consummation of the Merger (either alone or in combination with another event) would reasonably be expected to (i) except as expressly provided in this Agreement, entitle any Company Service Provider to any payment, (ii) increase the amount or value of any benefit or compensation payable or required to be provided under any Company Benefit Plan to any Company Service Provider, (iii) except as expressly provided in this Agreement, accelerate the time of any payment or vesting of amounts due to any director, employee, individual consultant or independent contractor of the Company or any of its Subsidiaries or accelerate the time of any funding (whether to a trust or otherwise) of compensation or benefits in respect of any of the Company Benefit Plans, (iv) except as expressly provided in this Agreement, cause the Company or any of its Subsidiaries to transfer or set aside any assets or fund any benefit or compensation under any Company Benefit Plan, or (v) limit or restrict the right to merge, terminate, amend, supplement or otherwise modify or transfer the assets of any Company Benefit Plan on or following the Effective Time.

(f) None of the Company nor any of its ERISA Affiliates has any material obligations for and no Company Benefit Plan provides retiree or post-termination health, disability, life insurance or other welfare benefits to any individual (other than (i) for continuation coverage required to be provided pursuant to Section 4980B of the Code, Part 6 of Subtitle B of Title I of ERISA or applicable state Law or (ii) with respect to coverage that continues through the end of the month in which a termination of employment occurs).

(g) Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) is in all material respects in documentary compliance with, and has been operated and administered in all material respects in compliance with Section 409A of the Code.

(h) Neither the execution or delivery of this Agreement nor the consummation of the Merger would, either individually or in combination with another event, result in the payment of any amount to any “disqualified individual” (as defined in Section 280G of the Code) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code. No Company Benefit Plan provides any Company Service Provider with the right to a gross up for any excise or additional Taxes incurred pursuant to Section 409A or Section 4999 of the Code.

(i) Neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any material penalty or Tax (whether or not assessed) under Section 4980H or Section 4980D of the Code related to the applicable requirements of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010.

Section 4.13. Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by any works council or collective bargaining agreement or other agreement with a labor union, or similar employee or labor organization applicable to any Company Service Provider. Additionally, (i) there are no material labor related strikes, walkouts, slowdowns, disputes or other work stoppages or lockouts pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, and, since January 1, 2020, neither the Company nor any of its Subsidiaries has experienced any such labor related strike, walkout, slowdown, dispute or other work stoppage or lockout, (ii) the Company has not received written notice of any material unfair labor practice charge or complaint that is pending before any applicable Governmental Authority against the Company or any of its Subsidiaries, and (iii) since January 1, 2020 there have been no material Actions against the Company or any of its Subsidiaries pending before any applicable Governmental Authority responsible for the prevention of unlawful employment practices. To the Knowledge of the Company, as of the date of this Agreement, there is no pending organizing campaign or proceedings of any labor union, works council or similar employee or labor organization and no labor union or works council has made a pending written demand for recognition or certification, in each case, with respect to any employees of the Company or any of its Subsidiaries.

(b) The Company and its Subsidiaries are, and since January 1, 2020 have been in compliance in all material respects with all applicable Laws relating to Company Service Providers and employment or engagement of labor and the termination thereof, including all applicable Laws relating to wages, hours, overtime, collective bargaining, employment discrimination, including in connection with terminations of employment or otherwise, civil rights, safety and health, workers’ compensation, pay equity, classification of employees and independent contractors, and the collection and payment of withholding or social security Taxes. The Company and each of its Subsidiaries is, and since January 1, 2020 has been, in compliance in all material respects with all requirements required by applicable Law or regulation relating to the employment of foreign citizens, including all requirements of Form I-9 Employment Eligibility Verification. The Company and its Subsidiaries are, and since January 1, 2020 have been, in compliance in all material respects with all applicable Laws that require overtime to be paid to any Company Service Provider, and no Person has, since January 1, 2020, brought or, to the Knowledge of the Company, threatened to bring an Action for unpaid compensation or employee benefits, including overtime amounts.

(c) Neither the Company nor any of its Subsidiaries is delinquent in payment to any Company Service Provider for any wages, fees, salaries, commissions, bonuses, or other direct compensation for service performed by them or amounts required to be reimbursed to such Company Service Provider, to the extent such amounts are due and owing, or in payments owed upon any termination of such Company Service Provider’s employment or engagement.

(d) To the Knowledge of the Company, no current Company Service Provider is bound by any contract (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any Governmental Authority that would materially interfere with the use of such Company Service Provider’s best efforts to promote the interests of the Company and its Subsidiaries, that would materially conflict with the Company and its Subsidiaries’ business as currently conducted or that would prohibit the Company and its Subsidiaries from employing such Person, except as would not be material to the Company and its Subsidiaries, taken as a whole.

(e) To the Knowledge of the Company, no current officer of the Company or any of its Subsidiaries, has prior to the date hereof notified the Company of an intent to terminate his, her or their employment or engagement with the Company or any of its Subsidiaries.

(f) Except as would not be material to the Company and its Subsidiaries, taken as a whole, any Company Service Provider who is not, or was not since January 1, 2020, treated as an employee for federal income Tax purposes by the Company and its Subsidiaries is not, and was not, as applicable, an employee under applicable Laws or for any purpose, including for Tax withholding purposes or Company Benefit Plan purposes, and neither the Company nor any of its Subsidiaries has any liability by reason of any Company Service Provider, in any capacity, being improperly excluded from participating in any Company Benefit Plan. Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) each employee of the Company and its Subsidiaries has been properly classified by the Company and its Subsidiaries as “exempt” or “non-exempt” under applicable Law, (ii) there are no, and since January 1, 2020, there have not been any, pending, or, to the Knowledge of the Company, threatened Actions (including any litigation, class action suit, or regulatory investigation) against the Company or any of its Subsidiaries with respect to the classification or misclassification of Company Service Providers and (iii) neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act or any similar state or local Law that remains unsatisfied.

(g) Since January 1, 2020, (i) the Company has investigated all allegations of workplace harassment or discrimination which have been (A) made against any executive officer of the Company or any member of the Company Board, in each case in his or her capacity as such and (B) reported to the Company or any of its Subsidiaries or of which the Company or any of its Subsidiaries are aware, and the Company and its Subsidiaries have taken reasonable corrective actions with respect to such allegations that the Company and its Subsidiaries have reasonably deemed meritorious, and (ii) none of the Company and its Subsidiaries have entered into any settlement agreement related to allegations of workplace harassment or discrimination with any Company

Service Provider. No such allegations of harassment or discrimination would reasonably be expected to result in any material loss to the Company and its Subsidiaries, taken as a whole, and no such allegations have been made that, if known to the public, would reasonably be expected to bring the Company or any of its Subsidiaries into material disrepute.

Section 4.14. Intellectual Property Rights; Data Protection.

(a) The Company and its wholly-owned Subsidiaries exclusively own all right, title and interest in and to, or have valid and enforceable licenses to use or otherwise have the valid right to use, all material Intellectual Property used in, held for use in or necessary to conduct the business of the Company and its Subsidiaries as currently conducted (the “Company IP”), in each case, free and clear of all Liens (other than Permitted Liens). Section 4.14(a) of the Company Disclosure Letter sets forth a true, accurate and complete list, as of the date hereof, of (i) all Patents, Trademarks, Copyrights and Domain Names registered, issued or applied for with a Governmental Authority or domain name registrar, in each case, owned or purported to be owned by the Company or any of its Subsidiaries (collectively, the “Company Registered IP”) and (ii) all material Proprietary Software. All material Company Registered IP is subsisting, valid and enforceable. All registration, maintenance and renewal fees currently due in connection with the material Company Registered IP have been paid and all documents, recordations and certificates in connection with such Company Registered IP currently required to be filed have been filed with the relevant patent, copyright, trademark, or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting and maintaining Company Registered IP and recording the Company’s and its Subsidiaries’ ownership interests therein.

(b) Neither the Company nor any of its Subsidiaries has received, since January 1, 2020, any material charge, complaint, claim, demand, or notice challenging the validity, ownership, use or enforceability of any Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (the “Company Owned IP”). There are no material pending charges, complaints, claims, demands or notices challenging the validity, ownership, use or enforceability of any Company Owned IP. All material Company IP will be available for use by the Company and its Subsidiaries, as applicable, on substantially similar terms and conditions immediately following the Closing without the payment of any additional amounts or considerations that would not have been due absent the Closing.

(c) The conduct of the business of the Company and its Subsidiaries as currently conducted and as previously conducted in the past six (6) years does not infringe, dilute, misappropriate or otherwise violate, and has not infringed, diluted, misappropriated or otherwise violated any Intellectual Property of any other Person. Neither the Company nor any of its Subsidiaries has received since January 1, 2020 any material written charge, complaint, claim, demand or notice alleging any such infringement, dilution, misappropriation or other violation by the Company or any of its Subsidiaries or challenging the validity or enforceability of any material Company Owned IP, and there are no pending charges, complaints, claims, demands or notices alleging the foregoing. To the Knowledge of the Company, since January 1, 2020, no Person has infringed, misappropriated or otherwise violated any material Company Owned IP.

(d) None of the material Proprietary Software that is licensed or made available by the Company or its Subsidiaries to any Person other than the Company and its Subsidiaries uses, incorporates or is based upon any Open Source Software in such a manner that: (i) conditions the use or distribution of any such Proprietary Software on the disclosure of any source code for any portion of such Proprietary Software; (ii) conditions the use or distribution of such Proprietary Software on the granting to any Person of (A) the right to make derivative works or other modifications to such Proprietary Software or any other Company Owned IP, or (B) a license under such Proprietary Software or any other Company Owned IP; (iii) conditions the use or distribution of such Proprietary Software on such Proprietary Software or any other Company Owned IP being made subject to the terms and conditions of any Open Source Software License; (iv) requires the Company or its Subsidiaries to grant to any Person any rights or immunities under any Company Owned IP; or (v) imposes any other material limitation, restriction or condition on the right of the Company or its Subsidiaries with respect to its use or distribution of any Proprietary Software or other Company Owned IP. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries are and have since January 1, 2020 been in compliance with the terms and conditions of all licenses for the Open Source Software used in its business. Since January 1, 2020, neither the Company nor any of its Subsidiaries has received a written notice or request from any Person alleging that the Company is required to disclose, distribute or license the Proprietary Software pursuant to an Open Source Software license, or alleging material noncompliance with an Open Source Software License.

(e) The Company or one of its wholly owned Subsidiaries is in actual possession of, and has exclusive control over, the source code for all material Proprietary Software. No material source code for any Company Owned IP has been accessed, disclosed, delivered, licensed or made available to any escrow agent or other third Person who was not, as of the time thereof, an employee, consultant or contractor of the Company or its Subsidiaries in connection with their performance of services for the Company or its Subsidiaries and who was subject to obligations of confidentiality. Neither the Company nor any of its Subsidiaries is a party to any agreement granting to any Person a license, option or right with respect to any such source code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, result in the delivery, license or disclosure of any material source code for any Company Owned IP, including the execution of this Agreement and the consummation of the transactions contemplated hereby. There has been no material unauthorized theft, reverse engineering, decompiling, disassembling or other unauthorized disclosure of or access to any source code to any material Proprietary Software.

(f) The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all the Trade Secrets or other material confidential information of the Company and its Subsidiaries (or held in the possession of the Company or any of its Subsidiaries). Each of the Company and its Subsidiaries either: (i) has entered into binding, valid and enforceable, written contracts with each of its current and former employees, founders, consultants and contractors who is or was involved in or has contributed to the invention, creation, or development of any material Company Owned IP whereby such employee, consultant, founder or contractor presently, irrevocably and effectively assigns to the Company or any of its Subsidiaries all of such Person’s right, title and interest in and to such Intellectual Property; or (ii) has received an assignment of such Company Owned IP from such current and former employees by operation of law as “works made for hire” for the Company or any of its Subsidiaries. None of the Company’s or any of its Subsidiaries’ current and former employees, consultants, founders or contractors are in breach thereof or have any right, title or interest in any material Company IP. No employee, contractor, or consultant of the Company or any Subsidiary has misappropriated any material Trade Secrets or other material confidential information of any other Person in the course of the performance of his or her duties as an employee, contractor, or consultant of the Company or any Subsidiary.

(g) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have implemented and maintained commercially reasonable measures with respect to technical, administrative and physical safeguards to preserve and protect the confidentiality, availability, security and integrity of the Company IT Assets. Since January 1, 2020, there has been no material unauthorized access, use, intrusion, breach of security, failure, breakdown, performance reduction, or other adverse event affecting any Proprietary Software or Company IT Assets, that has caused or would reasonably be expected to cause any: (i) material disruption of or interruption in or to the use of such Proprietary Software or Company IT Assets or the conduct of the business; (ii) material loss, destruction, damage, or harm of or to the Company or its Subsidiaries or to the Company’s or any of its Subsidiaries’ operations, personnel, property, or other assets; or (iii) material liability of any kind to the Company or its Subsidiaries.

(h) No (i) funding, facilities or personnel of any Governmental Authority or (ii) funding, facilities or personnel of a university, college or other educational institution or research center was used in the development of any material Company Owned IP. None of the Company or any of its Subsidiaries is, nor has ever been, a member or promoter of, or a contributor to, any industry standards body or any similar organization that could reasonably be expected to require the Company or any Subsidiary to grant or offer to any Person or other third party any license or right to any material Company Owned IP.

(i) The Company and its Subsidiaries have implemented and maintain, and have maintained, commercially reasonable technical, administrative and physical safeguards and security measures, materially compliant with applicable Law and Privacy Obligations, to (i) preserve and protect the confidentiality, availability, security and integrity of the Personal Data collected or processed by or on behalf the Company and its Subsidiaries, and (ii) identify material internal and organizational risks to the confidentiality, availability, security, and integrity of the Company IT Assets and Personal Data collected or processed by or on behalf of the Company and its Subsidiaries.

(j) The Company and its Subsidiaries have at all times since January 1, 2020 materially complied, and are in material compliance, with all Privacy Obligations. Since January 1, 2020, (i) there have been no material claims pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Privacy Obligations (including related to any fines or other sanctions), (ii) there has been no material unauthorized access to, or material unauthorized acquisition, use, modification, destruction or disclosure, or any loss or theft, of Personal Data collected or processed by or on behalf of the Company, its Subsidiaries or third Persons acting on their behalf for which notification is required under applicable Privacy Obligations (a “Security Breach”), and (iii) neither the Company nor any of its Subsidiaries has notified or been required to notify any Person of any Security Breach.

(k) The execution, delivery, and performance of this Agreement shall not cause, constitute, or result in a material breach or violation of any Privacy Obligation or other standard terms of service entered into by users of the Company’s or its Subsidiaries’ service(s).

Section 4.15. Taxes.

(a) (i) The Company and each of its Subsidiaries have filed all Tax Returns required to be filed by any of them material to the Company and its Subsidiaries, taken as a whole; (ii) each of such filed Tax Returns (taking into account all amendments thereto) is complete and accurate in all material respects; and (iii) all Taxes material to the Company and its Subsidiaries, taken as a whole (whether or not shown to be due on such Tax Returns) have been timely paid in full, except for Taxes being contested in good faith and for which adequate reserves in accordance with GAAP have been provided on the Company’s consolidated financial statements.

(b) (i) Neither the Company nor any of its Subsidiaries has received written notice of any audit, examination or other Action from any taxing authority in respect of liabilities for Taxes of the Company or any of its Subsidiaries material to the Company and its Subsidiaries, taken as a whole, which have not been fully paid or settled; (ii) there are no material Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens; and (iii) with respect to any tax years open for audit as of the date hereof, neither the Company nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax material to the Company and its Subsidiaries, taken as a whole.

(c) Neither the Company nor any of its Subsidiaries has engaged in any “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2) or Treasury Regulations Section 301.6111-2(b)(2) in any tax year for which the statute of limitations has not expired.

(d) None of the Company and its Subsidiaries has any material liability for Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

(e) None of the Company and its Subsidiaries is party to or is bound by any material tax sharing, allocation, indemnification or similar agreement or arrangement other than (x) any such agreement or arrangement solely between the Company or its Subsidiaries and (y) provisions contained in leases, credit agreements, employment agreements, commercial agreements and other agreements entered into in the ordinary course of business and not primarily relating to Taxes.

(f) None of the Company and its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution intended to qualify as tax-free pursuant to Section 355(a)(1) of the Code in the past two (2) years.

(g) Since January 1, 2020, no written claim has been made by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file income or franchise Tax Returns material to the Company and its Subsidiaries, taken as a whole that the Company or any such Subsidiary is or may be subject to income or franchise taxation by, or required to file any income or franchise Tax Return in, that jurisdiction.

(h) Neither the Company nor any of its Subsidiaries has failed to withhold, collect, or timely remit any Taxes material to the Company and its Subsidiaries, taken as a whole required to have been withheld, collected and remitted with respect to any payments to a vendor, employee, independent contractor, creditor, stockholder or any other Person.

Section 4.16. Material Contracts.

(a) Section 4.16(a) of the Company Disclosure Letter sets forth a list, as of the date hereof, of each Company Material Contract, except for any Contract (including amendment thereto) filed or required to be filed as an exhibit to the Company SEC Documents (all of which shall be deemed to have been made available to Parent). For purposes of this Agreement, “Company Material Contract” means any Contract (other than any Company Benefit Plan or Contract solely between the Company and any of its Subsidiaries or among any of its Subsidiaries) to which the Company or any of its Subsidiaries is a party or their respective properties or assets are bound, except for this Agreement, that:

(i) constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K of the SEC);

(ii) is a joint venture, alliance or partnership agreement that is material to the operation of the Company and its Subsidiaries, taken as whole;

(iii) is a loan, guarantee of indebtedness for borrowed money or credit agreement, note, mortgage, security agreement, pledge or indenture in respect of indebtedness for borrowed money or other binding commitment for borrowed money (other than those related to trade payables arising in the ordinary course of business);

(iv) is an acquisition agreement, asset purchase agreement, stock purchase agreement or other similar agreement (other than agreements to purchase or acquire inventory in the ordinary course of business) directly or indirectly (by merger or otherwise), of assets or equity interests of or to another Person pursuant to which (A) the Company or any Subsidiary of the Company is required to pay target actual or target contingent consideration (including assumption of debt and assuming target achievement of any earnout obligation) after the date hereof in excess of $2,000,000 individually or which has continuing or target contingent obligations that would reasonably be expected to be in excess of $2,000,000 or (B) any other Person has the right to acquire any assets of the Company or any of its Subsidiaries (or any interests therein) after the date of this Agreement;

(v) is a Contract entered into outside the ordinary course of business that involves future expenditures, commitments or receipts by the Company or any of its Subsidiaries in excess of $2,500,000 individually or $7,500,000 in the aggregate, in each case, in any one-year period that cannot be terminated on less than ninety (90) days’ notice without material payment or penalty;

(vi) is one of the top ten (10) supplier Contracts, measured by dollar volume of purchases, of the Company and its Subsidiaries (taken as a whole) for the twelve-month period ended June 30, 2023 (excluding any (A) any suppliers to businesses of the Company or any of its Subsidiaries that were primarily related to the divestiture of TaxAct Holdings, Inc., by the Company during the twelve-month period ended June 30, 2023 and (B) any professional, insurance, payroll service provider or any other similar provider of services to the Company or any of its Subsidiaries) (any such supplier, a “Material Supplier”);

(vii) is a Contract with any third-party provider of investment advisory or sub-advisory services for the Company or its Subsidiaries’ investment advisory programs under the Investment Advisers Act in excess of $2,000,000;

(viii) except in the ordinary course of business and as would not be material to the Company or its applicable Subsidiary that is party to such agreement, is a Contract (A) for any prime brokerage, (B) that is a custody agreement or (C) providing for any similar services;

(ix) is a Contract providing for the obligation to extend funds or make an investment in any Person, in each case, in excess of $1,000,000;

(x) except in the ordinary course of business and as would not be material to the Company or its applicable Subsidiary that is party to such agreement, is a Contract that prohibits the Company or any of its Subsidiaries from (A) engaging or competing in any material line of business, in any geographical location or with any Person, (B) selling any products or services of or to any other Person in any geographic region, (C) soliciting any clients or customers for any purpose, (D) soliciting for hire Persons for employment or consultancy or (E) engaging any independent contractors;

(xi) except in the ordinary course of business and as would not be material to the Company or its applicable Subsidiary that is party to such agreement, is a Contract that (A) grants “most favored nation” status or is a “requirements” Contract, (B) provides for the purchase of goods or services exclusively from any Third Party or (C) grants a right of first refusal or first offer or similar right to a Third Party;

(xii) is a Contract (or series of similar Contracts) creating a capital lease obligation annually in excess of $1,000,000;

(xiii) is a Contract (or series of similar Contracts) (other than capital leases) requiring capital expenditures (other than capital lease obligations) in excess of $2,000,000 individually or $7,500,000 in the aggregate (excluding any acquisition costs or similar obligations incurred by the Company or any of its Subsidiaries);

(xiv) is a Contract limiting or restricting the ability of either of the Company or its Subsidiaries to make distributions or declare or pay dividends in respect of its capital stock or equity interests, as the case may be;

(xv) is a Company Lease;

(xvi) is a Contract with an Affiliate;

(xvii) is a Contract with a Governmental Authority (other than a Company Permit);

(xviii) is a Contract pursuant to which the Company or any of its Subsidiaries (A) transfers a right of obligation to provide insurance underwriting services to a third party, (B) engages a third party to supervise and administer an insurance program, or (C) engages any third party to provide business or claims administration services with respect to any insurance Contract or investment management services;

(xix) is a Contract pursuant to which the Company or any of its Subsidiaries grants or is granted a license or other right to any material Intellectual Property (other than Contracts (A) in which grants of Intellectual Property are incidental to such Contracts, (B) granting non-exclusive licenses or rights to customers in the ordinary course of business according to the Company’s standard terms or (C) granting rights to use commercially available, off-the-shelf, non-customized software pursuant to shrink wrap, click through or similar nonexclusive licenses on standard non-discriminatory terms and not sublicensed by the Company or its Subsidiaries with an annual fee less than $1,000,000);

(xx) is a settlement or similar Contract with respect to any Action involving payments by the Company or its Subsidiaries after the Closing in excess of $2,000,000 in the aggregate or any injunctive or similar equitable obligations that impose material restrictions on the Company or any of its Subsidiaries; or

(xxi) except for compensation, indemnification, employment or other arms-length ordinary course of business arrangements, is a Contract between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

(b) Each of the Company and its Subsidiaries has performed all material obligations required to be performed by it to date under, and is not in breach of or default or delinquent under the terms of any Company Material Contract where such breach, default or delinquency would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other party to any Company Material Contract is in breach or default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would, individually or in the aggregate, constitute such a default except as would not have a Company Material Adverse Effect. Each Company Material Contract is in full force and effect and is a valid and binding obligation of the Company or its applicable Subsidiary and, to the Knowledge of the Company, the other parties thereto, except such as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, subject to the Bankruptcy and Equity Exception. The Company has made available to Parent a true, correct and complete copy of each Company Material Contract required to be listed on Section 4.16(a) of the Company Disclosure Letter, together with all amendments, or other changes thereto. None of the Company or any of its Subsidiaries and, to the knowledge of the Company, no other party to any such Company Material Contract has, since January 1, 2023 through the date hereof, provided or received any written (or, to the Knowledge of the Company, oral) notice of a decision or intention to terminate, cancel, fail to renew, materially modify the terms or reduce services under any Company Material Contract.

Section 4.17. Investment Adviser and Broker-Dealer Matters.

(a) Since January 1, 2020, each of the Company and its Subsidiaries have filed (after giving effect to any extensions) all material Regulatory Documents that were required to be filed with any Governmental Authority. No material deficiencies have been asserted by any Governmental Authority with respect to any Regulatory Documents filed by the Company with such Governmental Authorities that have not been resolved, to the Knowledge of the Company, to the satisfaction of the applicable Governmental Authority.

(b) Each of the Subsidiaries of the Company that are required to be registered with the SEC as an investment adviser under the Investment Advisers Act is, and has been at all times since January 1, 2020, so registered (each, a “Registered Adviser”) and each of the Subsidiaries of the Company that are required to be registered, licensed or qualified as an investment adviser under the Laws of any state or other jurisdiction (other than the Investment Advisers Act) is, and has been at all times since January 1, 2020, so registered, licensed or qualified to the extent required by applicable Law during such period to be so registered, licensed or qualified. Except for registration under the Investment Advisers Act and the states in which the Subsidiaries of the Company that are required to be registered, licensed or qualified as an investment adviser set forth on Section 4.17(b) of the Company Disclosure Letter or the registration of certain investment adviser representatives of the Company, and except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, or any of the Registered Advisers individually, neither the Company nor any of its Subsidiaries, officers or employees is, or is required (as the case may be) to register or file a notice as a federally registered investment adviser, or is required to be, registered, licensed, qualified or appointed as an investment adviser, investment adviser representative with the SEC or other Governmental Authority in connection with the services performed by that Person on behalf of the Company and has not been subject to liability by reason of any failure to be so registered, licensed or qualified.

(c) Each Registered Adviser has filed a registration statement on Form ADV and those other authorizations or notice filings set forth on Section 4.17(b) of the Company Disclosure Letter required under applicable Law (the “Registered Adviser Regulatory Filings”). Such Registered Adviser Regulatory Filings were prepared, in all material respects, in accordance with applicable Law and did not, when filed (or, with respect to Form ADV Part 2B or its equivalent, as of its date), contain any untrue statement of a material fact or omit to state a material fact necessary to make statements in them not misleading in light of the circumstances under which they were made, and the Registered Adviser Regulatory Filings have been at all times when in effect (and as of the Closing Date will be) true and correct in all material respects and not materially misleading and will not as of the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in them not misleading in light of the circumstances under which they were made. The Company has made available to Parent true and complete copies of the Form ADV (including Parts 2A, 2B and 3 thereof) of each Registered Adviser since January 1, 2020 through the date hereof, to the extent such Registered Adviser Regulatory Filings are not publicly available.

(d) The Company has made available to Parent copies of all material written correspondence between the Company or a Registered Adviser and the SEC, any state regulatory authority or other Governmental Authority since January 1, 2020 through the date hereof, and all audit or inspection reports received by the Company or a Registered Adviser relating to any examination, audit, investigation or inquiry by the SEC, a state regulatory authority or other Governmental Authority with respect to a Registered Adviser’s compliance with applicable Law. No Registered Adviser, nor any of its managers, directors, officers or, to the Knowledge to the Company, employees (in their capacities as such on behalf of the Registered Adviser) or any “person associated with an investment adviser” (as defined in the Investment Advisers Act) in respect of any Registered Adviser, has since January 1, 2020 been enjoined, indicted, convicted or made the subject of any investigations (excluding routine examinations by any Governmental Authority), disciplinary proceedings, consent decrees or administrative orders or other litigation on account of a violation of applicable Law, in each case relating to the business of the Registered Adviser and except as would not be material to the Company and its Subsidiaries, taken as a whole, or any of the Registered Advisers individually.

(e) Each of the Subsidiaries of the Company that are required to be registered with the SEC as a broker-dealer under the Exchange Act is so registered (each, a “Registered Broker-Dealer”) and is also a member of FINRA and each of the Subsidiaries of the Company that are required to be registered, licensed or qualified as a broker-dealer under the Laws of any state or other jurisdiction is so registered, licensed or qualified, and in compliance with its FINRA Membership Agreement, and in good standing of FINRA, except where the failure to be so registered, licensed or qualified or in compliance or good standing would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole. The Company has made available to Parent a true and complete copy of the Uniform Application for Broker-Dealer Registration on Form BD, as in effect on the date hereof, and to the Knowledge of the Company each such Form BD is in compliance in all material respects with the applicable requirements of the Exchange Act and applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, or the Registered Broker-Dealer, neither the Company nor any of its Subsidiaries, officers or employees is, or required to be, registered, licensed, qualified or appointed as an solicitor, broker-dealer, registered representative, municipal securities broker, municipal securities advisor, commodity pool operator or futures commission merchant with the SEC or other Governmental Authority in connection with the services performed by that Person on behalf of the Company and has not been subject to liability by reason of any failure to be so registered, licensed or qualified.

(f) Each of the Subsidiaries of the Company that are required to be registered, licensed or qualified with a Governmental Authority as an insurance agency, broker or producer is so registered, except where the failure to be so registered, licensed or qualified would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, or the Registered Broker-Dealer.

(g) Each Registered Broker-Dealer is in compliance, and has been at all times since January 1, 2020 in compliance in all material respects, with the applicable net capital requirements under the Exchange Act and applicable Law.

(h) No Registered Adviser or Registered Adviser Service Provider is relying on any exemptive orders, “no-action” letters or similar exemptions or regulatory relief, nor are any requested or pending as of the date hereof.

(i) Each Registered Adviser has a written investment advisory agreement pursuant to which it provides investment advisory or sub-advisory services to each Advisory Client. Each Advisory Contract is (i) a valid and legally binding agreement, enforceable against the respective Registered Adviser, and to the Knowledge of the Company, each other party thereto, subject to limitations imposed by applicable Laws and applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity, (ii) in full force and effect as of the date hereof, (iii) in all material respects consistent with a form of Advisory Contract set forth on Section 4.17(i) of the Company Disclosure Letter, and (iv) in compliance in all material respects with applicable Laws.

(j) No Registered Adviser is in material default in the observance or the performance of any material term or obligation to be performed by it under any Advisory Contract. No account of an Advisory Client is in material violation of an investment policy or guideline for which violation the respective Registered Adviser is responsible. There are no agreements by a Registered Adviser to rebate or reduce fees or expenses or to reimburse any or all fees of, or to reduce or rebate a performance allocation or provide preferential rights, preferential or “most favored client” treatment for, any such Advisory Client, except as would not be material and adverse to the Company and its Subsidiaries, taken as a whole, or any of the Registered Advisers individually. There are no written agreements pursuant to which a Registered Adviser is or may be obligated to pay to any Person a finder’s, referral, placement or solicitation fee, compensation or fee with respect to assets of any Advisory Client. There are no third-party financial advisors, including any sponsor of a wrap program, for whom a Registered Adviser has agreed in writing to provide investment advisory services in connection with the provision of investment advisory services, by the Registered Adviser or such third party, to any Advisory Client.

(k) As of the date hereof, except as would not be material and adverse to the Company and its Subsidiaries, taken as a whole, or any of the Registered Advisers individually, no Registered Adviser has received any written (or to the Knowledge of the Company, oral) notice that any Advisory Client (or a person that has discretionary authority over such Person’s assets) is (i) terminating or planning to terminate its relationship with the Registered Adviser, (ii) proposing a material reduction in any fee rate under any Advisory Contract or (iii) planning to withdraw its assets under management with the Registered Adviser by more than twenty-five percent (25%) from the date of notification. To the Knowledge of the Company, no Financial Advisor has, since January 1, 2020, provided any written (or to the Knowledge of the Company, oral) notice to the Company or any of its Subsidiaries of a decision or intention to terminate its affiliation with the Company or any of its Subsidiaries, except as would not be material and adverse to the Company and its Subsidiaries, taken as a whole, or any of the Registered Advisers individually.

(l) Each “associated person” (as defined under the by-laws of FINRA and the Exchange Act) of a Registered Broker-Dealer, employee or independent contractor of the Company and its Subsidiaries who is required to be registered, licensed or qualified with any Governmental Authority as an investment adviser representative, registered principal or registered representative or in any other capacity to perform his or her material job functions is so registered, licensed or qualified, except where the failure to be so registered, licensed or qualified would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, or the Registered Broker-Dealer, and, since January 1, 2020, have been in full force and effect since the date of such registration, license or qualification was initially required, except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, or the Registered Broker-Dealer.

(m) The Company and its Subsidiaries have established written compliance and supervisory policies and procedures reasonably designed to be in compliance with Laws, including with respect to all advisors and clients, except where the failure to establish such policies and procedures and be in compliance would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries and, to the Knowledge of the Company, the employees and independent contractors of the Company and its Subsidiaries and “associated person” (as defined under the by-laws of FINRA and the Exchange Act) of a Registered Broker-Dealer are in compliance with such policies and procedures, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole.

(n) Each Registered Adviser has (i) adopted a formal code of ethics in compliance in all material respects with Rule 204A-1 promulgated under the Investment Advisers Act; (ii) adopted and implemented a written policy on insider trading in compliance in all material respects with Section 204A of the Investment Advisers Act; (iii) adopted and implemented written policies and procedures with respect to proxy voting in compliance in all material respects with Rule 206(4)-6 promulgated under the Investment Advisers Act; (iv) adopted and implemented written policies and procedures with respect to and in compliance in all material respects with Rule 206(4)-5 promulgated under the Investment Advisers Act and (v) adopted and implemented written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules promulgated thereunder (and, as required, other applicable Law) in compliance in all material respects with Rule 206(4)-7 under the Investment Advisers Act. Each Registered Adviser has given or made available to Parent true and correct copies of such policies and procedures as existing on the date hereof, as well as copies or summaries of all annual reviews of such policies and procedures provided to the managing directors or other governing body of the Company since January 1, 2020. Since January 1, 2020, except as reported and documented in accordance with the compliance policies and procedures of a Registered Adviser, as the case may be, to the Knowledge of the Company, there have been no material violations of such policies and procedures (or any similar policies and procedures in effect prior to the effective dates of the above provisions, rules and regulations) by a Registered Adviser or any Registered Adviser Service Providers or any other supervised persons or access persons of a Registered Adviser. Each Registered Adviser has designated and approved a chief compliance officer in accordance with Rule 206(4)-7 under the Investment Advisers Act.

(o) Neither the Registered Advisers nor, to the Knowledge of the Company, any “person associated with an investment adviser” (as defined in the Investment Advisers Act) in respect of any Registered Adviser are ineligible pursuant to Rule 262 of Regulation A under the Securities Act, Rule 506(d) of the Securities Act or Section 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with an investment adviser,” except for any such ineligibility as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole. Neither the Registered Broker-Dealer nor, to the Knowledge of the Company, any “person associated with a broker or dealer” (as defined under the by-laws of FINRA and the Exchange Act) in respect of any Registered Broker-Dealer are subject to a “statutory disqualification” (as such term is defined in the Exchange Act). Neither the Company nor any Subsidiary is subject to a written finding by a Governmental Authority that would be a basis for censure, suspension or revocation of the registration of, or any material limitations on the activities, functions or operations of, any of the Company or its Subsidiaries as a broker-dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act or any limitation on serving in any of the capacities specified in Section 9(a) or 9(b) of the Investment Company Act of 1940. There is no Action pending or, to the Knowledge of the Company, threatened that would reasonably be expected to result in the Company, any Subsidiary, any “person associated with an investment adviser” (as defined in the Investment Advisers Act) in respect of any Registered Adviser, or Registered Broker-Dealer or any “associated person” (as defined in the Exchange Act or by-laws of FINRA) thereof becoming ineligible to act in such capacity.

(p) Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any officer, director, employee or “associated persons” (as such term is defined in the Exchange Act and the rules and bylaws of FINRA) of the Company or any of its Subsidiaries is, as of the date of this Agreement, subject to any Order that permanently enjoins such Person from engaging in or continuing to conduct or practice in connection with any activity involving or in connection with the activities of the Company and its Subsidiaries as now conducted that has not been disclosed on Form BD, Form U-4 or otherwise required to be disclosed with any Governmental Authority.

(q) None of the Company or any of its Subsidiaries has received, since January 1, 2020, any written notification or written communication (or, to the Knowledge of the Company, any other communication) from any Governmental Authority (i) threatening to revoke any license, franchise, seat on any exchange or Company Permit relating to the business primarily conducted by any Registered Adviser or Registered Broker-Dealer (nor, to the Knowledge of the Company, do any grounds exist on the date hereof which would be reasonably likely to result in any of the foregoing), (ii) requiring or requesting any of them (including any of the Companies’ or the Subsidiaries’ directors or controlling persons) to enter into a cease and desist order, agreement or memorandum of understanding (or requiring the board of directors thereof to adopt any resolution or policy) or (iii) restricting or disqualifying them from engaging in their activities, or of any “person associated” (as defined in the Exchange Act or the FINRA by-laws) with the Company or any of its Subsidiaries (except for restrictions generally imposed by rule, regulation or administrative policy on brokers or dealers generally) (in each case, except as otherwise made available to Parent prior to the date hereof).

(r) Neither the Company nor any of its Subsidiaries are (i) a commodity pool operator, futures commission merchant, commodity trading advisor, introducing broker, insurance agent, transfer agent, bank or real estate broker within the meaning of any applicable Law; (ii) required to be registered, licensed or qualified as a commodity pool operator, futures commission merchant, commodity trading advisor, introducing broker, bank, insurance agent, transfer agent or real estate broker under any applicable Law; or (iii) subject to any liability or disability by reason of any failure to be so registered, licensed or qualified if required by applicable Law. Neither the Company nor any of its Subsidiaries has received written notice of any proceeding concerning any failure to obtain any commodity pool operator, futures commission merchant, commodity trading advisor, introducing broker, insurance agent, transfer agent, bank or real estate broker registration, license or qualification.

(s) Neither the Registered Advisers nor any “person associated with an investment adviser” (as defined in the Investment Advisers Act) in respect of any Registered Adviser are ineligible, nor is there any Action pending or, to the Knowledge of the Company, threatened by any Governmental Authority that would result in the ineligibility of a Registered Adviser, pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with an investment adviser,” nor is any such Person subject to any other disqualification that would be a basis for censure, limitations on the activities, functions or operations of or suspension or revocation of any registration or license, by any Governmental Authority. None of the Company or any Persons associated with the Company specified in Section 506 of Regulation D under the Securities Act are subject to any of the “bad actor” disqualifications described in Rule 506(d) under the Securities Act (a “Regulation D Disqualifying Event”), and there is no action pending against any such Person that would reasonably be expected to result in a Regulation D Disqualifying Event. None of the Company or any Persons associated with the Company specified in Rule 262 under the Securities Act is subject to any of the disqualifications described in Rule 262(a) under the Securities Act (a “Regulation A Disqualifying Event”), and there is no Action pending against any such Person that would reasonably be expected to result in a Regulation A Disqualifying Event. Neither the Registered Broker-Dealer nor, to the Knowledge of the Company, any “person associated with a broker or dealer” in respect of any Registered Broker-Dealer are subject to a “statutory disqualification” (as such terms are defined in the Exchange Act), except for any such disqualifications as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(t) Since January 1, 2020, no Registered Adviser nor, to the Knowledge of the Company, any “covered associate” thereof (as that term is defined in Rule 206(4)-5 under the Investment Advisers Act) has (i) received compensation from any Governmental Authority, (ii) provided payment to any Person to solicit a Governmental

Authority for investment advisory services or (iii) coordinated or solicited any Person or political action committee to make any contribution or payment, in each case, to the extent such activities are prohibited by Rule 206(4)-5 under the Investment Advisers Act and as such terms are defined therein, and, in each case, except as would not have a Company Material Adverse Effect. No Registered Adviser is prohibited pursuant to Rule 206(4)-5 under the Investment Advisers Act from receiving compensation from clients that are Governmental Authorities.

(u) Since January 1, 2020, all marketing, advertising and distribution materials, disclosures and practices used, filed or distributed by the Company, the Registered Advisers or their Affiliates, in connection with marketing the Company’s and Registered Advisers’ services and otherwise operating the Company and Registered Advisers have complied in all material respects with applicable Law, and all such marketing, advertising and distribution materials and disclosures have not contained any untrue statement of a material fact or omit to state a material fact necessary to make the statements in them not misleading in light of the circumstances under which they were made.

Section 4.18. Real Property; Environmental Matters.

(a) Owned Real Property. The Company does not own any real property.

(b) Leased Real Property.

(i) Section 4.18(b)(i) of the Company Disclosure Letter sets forth a description as of the date hereof of all material leases, subleases, licenses or occupancy agreements (together with all amendments, guarantees and modifications thereto) pursuant to which the Company or any of its Subsidiaries has a leasehold, subleasehold or license interest in any real property (the “Company Tenant Leases”).

(ii) Section 4.18(b)(ii) of the Company Disclosure Letter sets forth a description as of the date hereof of all material subleases (together with all amendments, guarantees and modifications thereto) pursuant to which the Company or any of its Subsidiaries has subleased to any Person the right to use or occupy any Leased Real Property (the “Company Sublandlord Leases”, together with the Company Tenant Leases, collectively, the “Company Leases”).

(iii) In respect of each Company Tenant Lease, except as would not, individually or in the aggregate, reasonably be expected to materially interfere with the operations of the Company and its Subsidiaries, the Company or the applicable Subsidiary party thereto holds a valid and existing leasehold, subleasehold or license interest, free and clear of all Liens, except for Permitted Liens. Except for any Company Sublandlord Leases, the Company or one of its Subsidiaries has exclusive possession of each Leased Real Property. To the Knowledge of the Company, no tenant under a Company Sublandlord Lease has assigned its interest in such Company Sublandlord Lease or further sublet or licensed the space demised pursuant to such Company Sublandlord Lease, or otherwise granted any Person the right to use such space, except as would not, individually or in the aggregate, reasonably be expected to materially interfere with the operations of the Company and its Subsidiaries.

(iv) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, (A) no Company Tenant Lease is subject to any defenses, setoffs or counterclaims, and no material obligations of any landlord, sublandlord or licensor thereunder are delinquent, (B) the Company Tenant Leases are not subject to any ground lease, mortgage, deed of trust or other superior Lien or interests (including, for the avoidance of doubt, any present or future right to occupy any portion of the Leased Real Property) that would entitle the holder thereof to interfere with or disturb the tenant’s use and enjoyment of the Leased Real Property or the exercise of the tenant’s rights under the Company Tenant Leases so long as the tenant is not in default under the applicable Company Tenant Lease, (C) no options available to the Company or any Subsidiary under any of the Company Leases have been exercised other than pursuant to a writing included in the Company Leases and (D) except for any Company Sublandlord Leases, the Company’s and its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under the Company Tenant Leases has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to the Company Tenant Leases that would entitle the holder thereof to interfere with or disturb the tenant’s use and enjoyment of the Leased Real Property or the exercise of the tenant’s rights under the Company Tenant Leases.

(v) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, the Leased Real Property is being used in the operation of the business of the Company or its Subsidiaries, as applicable, as currently conducted and is suitable for same, and no other real property other than the Leased Real Property is being used or occupied by the Company or its Subsidiaries, or is otherwise required to operate the business of the Company or its Subsidiaries as currently conducted.

(vi) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (A) there is currently no ongoing construction work in, on, or about any Leased Real Property other than normal, immaterial maintenance and repairs being performed in the ordinary course of business and (B) there are no leasing commissions due from the Company or any of its Subsidiaries with respect to any Leased Real Property that remain outstanding or unpaid.

(vii) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has since January 1, 2020 received notice of any (A) violation of any zoning, subdivision, or other applicable Laws related to the Leased Real Property or the occupancy thereof or (B) special assessment against any portion of the Leased Real Property.

(viii) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, all buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in the Leased Real Property (A) are structurally sound, in reasonable condition and repair, normal wear and tear excepted, are free from material and patent defects, are suitable for the purposes for which they are currently being used and for the operation of the business of the Company or its Subsidiaries, as applicable, and have been maintained in accordance with normal industry practice and (B) comply with all applicable Laws, including those pertaining to health and safety, zoning, building and construction requirements and the disabled.

(c) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has since January 1, 2020 received any written communication from, or given any written communication to, any other party to a Company Lease to which the Company or a Subsidiary of the Company is a party, alleging that the Company or any of its Subsidiaries or such other party, as the case may be, is in default under such lease.

(d) Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole:

(i) the Company and each of its Subsidiaries is, and since January 1, 2020 has been, in compliance with all applicable Environmental Laws in all material respects (including possessing and complying with all material Environmental Permits required for the conduct of its operations as currently conducted);

(ii) there are no Actions pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary of the Company and since January 1, 2020, none of the Company or any of its Subsidiaries has received any written notice, in either case, alleging that the Company or such Subsidiary of the Company is in violation of, or liable under, any Environmental Law and which notice or Action remains unresolved;

(iii) to the Knowledge of the Company, there have been no past or present actions, activities, circumstances, conditions, events or incidents, including the Release, presence or disposal of any Hazardous

Substances at, on or under the Leased Real Property that would reasonably be expected to result in liability under Environmental Laws on the part of the Company or any Subsidiary of the Company;

(iv) as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and

(v) neither the Company nor any of its Subsidiaries has provided an indemnity with respect to, expressly assumed or undertaken any liability, including any corrective, investigatory or remedial obligation of any other Person relating to any Environmental Laws.

Section 4.19. Vote Required. Assuming the accuracy of the representations contained in Section 5.13, the adoption of this Agreement by the affirmative vote of not less than fifty-one percent (51%) of the outstanding shares of Company Common Stock entitled to vote thereon at the Stockholders’ Meeting (the “Requisite Stockholder Approval”) is the only approval of holders of securities of the Company that is required in connection with the consummation of any of the transactions contemplated hereby.

Section 4.20. Brokers. Except for PJT Partners LP, no broker, finder, investment banker, financial advisor, consultant or intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 4.21. Opinion of Financial Advisor. The Company Board has received the opinion of PJT Partners LP to the effect that, as of the date of such opinion, and based upon and subject to, among other things, the assumptions made, procedure followed, matters considered and conditions, qualifications and limitations on the review undertaken by PJT Partners LP in connection with the opinion, the Merger Consideration to be received pursuant to, and in accordance with, the terms of this Agreement by the holders of shares of Company Common Stock is fair, from a financial point of view. The Company shall, following the execution of this Agreement by all parties, furnish a written copy of such opinion to Parent for informational purposes only and on a non-reliance basis.

Section 4.22. Insurance. Section 4.22 of the Company Disclosure Letter contains a true, complete and correct list of the material insurance policies (other than any insurance policy maintained in connection with a Company Benefit Plan) maintained by the Company and any of its Subsidiaries in effect as of the date of this Agreement, together with the name of the policyholder and each covered insured, the coverage allowance, the expiration date and the annual premium of such policies. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, (a) each such insurance policy is in full force and effect and all premiums due thereon have been paid in full, (b) the Company has not received a written (or, to the Knowledge of the Company, oral) notice of cancellation or default, termination, denial of coverage or non-renewal of, premium increase outside the ordinary course of business with respect to, or material alterations of coverage under, any such insurance policy from the insurer(s) of such insurance policy since January 1, 2020, (c) to the Knowledge of the Company, no event has occurred or is reasonably expected to occur that (with or without due notice or lapse of time or both) would constitute such a material breach or default under any such insurance policy, (d) there are no, and since January 1, 2020, there have been no, material pending or asserted claims against any insurance policy as to which (i) any insurer has denied liability, (ii) coverage has been disallowed or (iii) the policy limit under such insurance policy has been exhausted or materially reduced, and (e) to the Knowledge of the Company, there are no policies as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policies or in respect of which such underwriters have reserved their rights, other than ordinary course reservations of rights.

Section 4.23. Affiliate Transactions. There are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company or any of the Company’s Subsidiaries or any Affiliate of the Company, any Person owning 5% or more of the Company Common Stock or any entity in which any such Person has a direct or indirect material interest, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act other than ordinary course of business employment arrangements and similar employee arrangements and compensation and benefits arrangements or as otherwise disclosed in the Company SEC Documents.

Section 4.24. Material Suppliers. Except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2023 through the date hereof, no Material Supplier has terminated, suspended, cancelled or materially and adversely modified or, to the Knowledge of the Company, threatened in writing to terminate, suspend, cancel or materially and adversely modify, its business relationship with the Company or any of its Subsidiaries in connection with, or the terms of a Company Material Contract. To the Knowledge of the Company, there are no unresolved material claims or disputes pending between the Company or any of its Subsidiaries, on the one hand, and any Material Supplier, on the other hand.

Section 4.25. Personal Property. The Company or one of its wholly-owned Subsidiaries owns and has good and marketable title to, or holds valid leasehold interests in or valid contractual rights to use, all equipment, properties, assets and other rights that do not constitute real property or Intellectual Property and that are material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens, other than Permitted Liens, and are in good condition (ordinary wear and tear excepted) and fit for the purpose for which they are currently used. Such equipment, properties, assets and other rights that do not constitute real property or Intellectual Property are reasonably sufficient, in all material respects, to conduct the business of the Company as currently conducted.

Section 4.26. COVID-19. Neither the Company nor any of its Subsidiaries has participated in any COVID-19-related programs or sought benefits, borrowings or relief thereunder or under any COVID-19 Law. Any borrowings of the Company or any of its Subsidiaries under any COVID-19 Laws were made in compliance with such COVID-19 Laws, have been repaid or forgiven in full with no further liability to the Company or any of its Subsidiaries in accordance with such COVID-19 Laws and each submission made to any Governmental Authority in respect of such borrowings, repayment or forgiveness was true, correct and complete.

Section 4.27. Takeover Statutes. Assuming the accuracy of the representations and warranties contained in Section 5.13, the Company Board has taken such actions as are necessary such that the restrictions imposed on business combinations by Section 203 of the DGCL are inapplicable to this Agreement and no “fair price,” “moratorium,” “control share acquisition” or other takeover or anti-takeover statute or similar federal or state Law (collectively, “Takeover Laws”) is applicable to this Agreement, the Merger or any other transactions contemplated by this Agreement.

Section 4.28. Employee Agents. To the Knowledge of the Company, each Employee or officer of the Company or any of its Subsidiaries acting as an Insurance Producer on behalf of the Company or any Subsidiary of the Company (each, an “Employee Agent”) is, and at all times since January 1, 2020 during which such Employee or officer has acted as an Insurance Producer on behalf of the Company or any of its Subsidiaries, has been, duly registered with or licensed by the appropriate Governmental Authority in jurisdictions requiring such registration or license where such Employee Agent conducts or has conducted business as an Insurance Producer on behalf of the Company or such Subsidiary, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Section 4.28 of the Company Disclosure Letter sets forth a true and complete list of the Employee Agents of the Company and its Subsidiaries as of the date hereof. To the Knowledge of the Company, since January 1, 2020, no Employee Agent has been in violation in any material respect of any Law applicable to the brokering, writing, sale or production of the business of the Company and its Subsidiaries, and, to the Knowledge of the Company, since January 1, 2020, none of the Employee Agents has finally been denied any application for any license, registration or other Governmental Authority authorization necessary to act as an Insurance Producer on behalf of the Company and its Subsidiaries. To the Knowledge of the Company, since January 1, 2020 through the date hereof, there has not been a proceeding and there is no proceeding pending or, to the Knowledge of the Company, threatened to suspend, revoke or limit any license or registration of any Employee Agent that would be material to the Company and its Subsidiaries, taken as a whole.

Section 4.29. Third-Party Agents. Except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Company and its Subsidiaries, taken as a whole, each Third-Party Agent of the Company is duly registered with or licensed by the appropriate Governmental Authority in jurisdictions requiring such registration or license where each such Third-Party Agent conducts or has conducted business as an Insurance Producer on behalf of the Company or its Subsidiaries. To the Knowledge of the Company, there has not been a proceeding and there is no proceeding pending or threatened, to suspend, revoke or limit any license or registration of any such Third-Party Agent.

Section 4.30. Market Conduct. No Employee of the Company or any of its Subsidiaries receives any material payment for his or her own account from any customer or client of the Company or its Subsidiaries in connection with their respective business, except for commissions paid by the Company or any of its Subsidiaries to such Employee.

Section 4.31. ERISA.

(a) Each of the Company and its Subsidiaries that provides services to a Person that is (i) an employee benefit plan as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, (ii) a plan as defined in and subject to Section 4975 of the Code, (iii) an employee benefit plan that is subject to U.S. federal, state, local, or non-U.S. law or regulation substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (iv) an entity whose underlying assets are deemed to constitute the assets of such an employee benefit plan or plan for purposes of Title I of ERISA, Section 4975 of the Code, or Similar Law (each such Person described in the foregoing clauses (i)-(iv) hereinafter referred to as a “Plan Client”) is in compliance in all material respects with the applicable requirements of Title I of ERISA, Section 4975 of the Code, and Similar Law, as applicable.

(b) Each of the Company and its Subsidiaries, in each case that has the power to acquire, manage or dispose of the assets of a Plan Client that is subject to Title I of ERISA or Section 4975 of the Code, meets the definition of a qualified professional asset manager set forth in Section VI(a) of Prohibited Transaction Class Exemption 84-14, as amended (the “QPAM Exemption”), and is not disqualified from relying on the QPAM Exemption for transactions negotiated on behalf of a Plan Client that is subject to Title I of ERISA or Section 4975 of the Code due to the application of Section I(g) of the QPAM Exemption.

(c) None of the Company or its Subsidiaries is unable to serve in a capacity described in Section 411(a) of ERISA by reason of Section 411 of ERISA. Since January 1, 2020, none of the Company or its Subsidiaries has engaged in or caused any Plan Client to engage in any transaction that is or is reasonably likely to be a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or Similar Law.

(d) None of the Company or its Subsidiaries has received written (or, to the Knowledge of the Company, oral) notice that it is currently, or since January  1, 2020 has been, subject to investigation by the U.S. Department of Labor for matters relating to ERISA.

Section 4.32. No Other Representations or Warranties.

(a) Except for the representations and warranties expressly set forth in this Article IV or any certificate of the Company delivered hereunder, neither the Company nor any other Person on behalf of the Company makes, or has made (and the Company, on behalf of itself, each of the Company’s Subsidiaries hereby disclaims), any express or implied representation or warranty with respect to the Company or any of the Company’s Subsidiaries or with respect to the accuracy or completeness of any information provided, or made available, to Parent, Acquisition Sub or any of their Affiliates or Representatives, including with respect to their business, operations, assets, liabilities, conditions (financial or otherwise), prospects or otherwise in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement, and Parent and Acquisition Sub and their respective Representatives and Affiliates are not relying on, and waive any claim based on reliance on, any representation, warranty or other information of the Company, any of the Company’s Subsidiaries or any other Person except for those expressly set forth in this Article IV or any certificate of the Company delivered hereunder. Except for the representations and warranties expressly set forth in this Article IV or any certificate of the Company delivered hereunder, none of the Company, any of the Company’s Subsidiaries or any other Person makes (and the Company, on behalf of itself, each of the Company’s Subsidiaries, and their respective Affiliates and Representatives, hereby disclaims) any express or implied representation or warranty (including as to completeness or accuracy) to Parent or Acquisition Sub with respect to, and none of the Company, the Company’s Subsidiaries or any other Person shall be subject to, any liability to Parent, Acquisition Sub or any other Person resulting from, the Company, the Company’s Subsidiaries or their respective Representatives providing or making available to Parent, Acquisition Sub or any of their Affiliates or their respective Representatives, or resulting from the omission of, any estimate, projection, prediction, forecast, data, financial information, memorandum, presentation or any other materials or information, including any materials or information made available to Parent or its Representatives or Affiliates in connection with presentations by the Company’s management or information made available on any electronic data room for “Project Ultimate” and maintained by the Company for purposes of the Merger and the other transactions contemplated by this Agreement, including the electronic data room hosted by Datasite LLC under the title Ultimate (collectively, the “VDR”).

(b) Except for the representations and warranties contained in Article V, any certificate delivered hereunder by Parent or Acquisition Sub or the Financing Commitments, the Company acknowledges and agrees that (i) none of Parent, Parent’s Subsidiaries (including Acquisition Sub) or any other Person on behalf of Parent makes, or has made, any express or implied representation or warranty with respect to Parent or Acquisition Sub, including with respect to their business, operations, assets, liabilities, conditions (financial or otherwise), prospects or otherwise in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement and the Company is not relying on any representation, warranty or other information of any Person except for those expressly set forth herein, in any certificate delivered hereunder by Parent or Acquisition Sub or in the Financing Commitments and (ii) no Person has been authorized by Parent, Parent’s Subsidiaries (including Acquisition Sub) or any other Person on behalf of Parent to make any representation or warranty relating to Parent or Acquisition Sub or their respective business or otherwise in connection with this Agreement and Merger, and if made, such representation or warranty shall not be relied upon by the Company as having been authorized by either such entity.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Except as disclosed in the Parent Disclosure Letter (subject to Section 9.3(b)), Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 5.1. Organization and Qualification. Each of Parent and Acquisition Sub is a corporation, partnership or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other legal entity power and authority to conduct its business as it is now being conducted, except where the failure to be so organized or existing or to be in good standing or to have such power and authority as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Each of Parent and Acquisition Sub is duly qualified or licensed to do business and (to the extent applicable) is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and (to the extent applicable) in good standing as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent nor Acquisition Sub is in violation of any provision of such documents applicable to it, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 5.2. Authority Relative to Agreement.

(a) Each of Parent and Acquisition Sub has all necessary entity power and authority to execute and deliver this Agreement and perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger. The execution, delivery and performance of this Agreement by Parent and Acquisition Sub, and the consummation by Parent and Acquisition Sub of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary entity action by Parent and Acquisition Sub, and no other legal entity action on the part of Parent and Acquisition Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Acquisition Sub and the consummation by Parent and Acquisition Sub of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming due authorization, execution and delivery of this Agreement by the other party hereto, constitutes a legal, valid and binding obligation of Parent and Acquisition Sub, enforceable against Parent and Acquisition Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The board of directors (or equivalent) of Parent, at a meeting duly called and held, has (i) determined that the transactions contemplated by this Agreement are advisable and in the best interests of Parent and its stockholders and (ii) approved and declared advisable the execution, delivery and performance of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, in each case, by resolutions duly adopted, which resolutions have not been subsequently rescinded, withdrawn or modified in a manner adverse to the Company. No vote of, or consent by, the holders of any class or series of capital stock of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated by this Agreement, including the Merger, or otherwise required by the certificate of incorporation or bylaws (or equivalent organizational documents) of Parent, applicable Law (including any stockholder approval provisions under the rules of any applicable securities exchange) or any Governmental Authority.

(c) The board of directors of Acquisition Sub, at a meeting duly called and held, has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Acquisition Sub and its sole stockholder, (ii) approved and declared advisable the execution, delivery and performance of this Agreement and, subject to the adoption of this Agreement by Parent in its capacity as the sole stockholder of Acquisition Sub, the consummation by Acquisition Sub of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, (iii) directed that this Agreement be submitted to the sole stockholder of Acquisition Sub to be adopted and (iv) resolved to recommend adoption of this Agreement by the sole stockholder of Acquisition Sub, in each case, by resolutions duly adopted, which resolutions have not been subsequently rescinded, withdrawn or modified in a manner adverse to the Company.

Section 5.3. No Conflict; Required Filings and Consents.

(a) Neither the execution and delivery of this Agreement by Parent and Acquisition Sub nor the consummation by Parent and Acquisition Sub of the transactions contemplated hereby will (i) violate any provision of Parent’s, Acquisition Sub’s or any of their respective Subsidiaries’ certificate of incorporation or bylaws (or equivalent organizational documents), (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3(b) have been obtained or made, as applicable, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to Parent or any of its Subsidiaries (including Acquisition Sub) or by which any property or asset of Parent or any of its Subsidiaries (including Acquisition Sub) is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, any Contract to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party, or by which any of their respective properties or assets is bound, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults or rights of termination, acceleration or cancellation as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries (including Acquisition Sub) in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with the applicable requirements of the Securities Act and the Exchange Act, including the filing with the SEC of the Proxy Statement in preliminary and definitive forms and the applicable requirements of and filings with the SEC under the Exchange Act, (ii) the filing of the Certificate of Merger with the Secretary, (iii) applicable requirements under any applicable international, federal or state securities Laws or “Blue Sky Laws”, (iv) such filings as may be required in connection with the Taxes described in Section 9.10, (v) such other items required solely by reason of the participation of the Company as expressly listed in clauses (v), (viii), (ix) and (x) of Section 4.4(b), (vi) compliance with and filings or notifications under the HSR Act or other Antitrust Laws, including the filing of a premerger notification and report form under the HSR Act and the receipt, termination or expiration, as applicable of waivers, Consents, waiting periods or agreements required under the HSR Act or any other applicable Antitrust Laws, approvals of, or notice filings required by, applicable state insurance regulators with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as an insurance agent, broker, producer or other applicable insurance related license designation under applicable state Laws (including the TDI Consent), and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 5.4. Litigation. As of the date hereof, there is no Action pending or, to the Knowledge of Parent, threatened against Parent or any of its Affiliates that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, nor is there any Order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, Parent or any of its Affiliates that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. As of the date hereof, there is no Action pending or, to the Knowledge of Parent, threatened against Parent or any of its Affiliates seeking to prevent, enjoin, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated by this Agreement.

Section 5.5. Investment Adviser and Broker-Dealer Matters. Neither Parent or any of its Affiliates nor, to the Knowledge of Parent, any “person associated with an investment adviser” (as defined in the Investment Advisers Act) in respect of any of Parent or its Affiliates is (a) ineligible pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with an investment adviser,” except for any such ineligibility as would not, individually or in the aggregate, reasonably be expected to be prevent or materially delay or impede the consummation of the transactions contemplated by this Agreement, (b) is subject to a “statutory disqualification” (as such term is defined in the Exchange Act) or (c) subject to a written finding by a Governmental Authority that would be a basis for censure, limitations on the activities, functions or operations, or suspension or revocation of the registration of any of Parent or its Subsidiaries as a broker-dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act or which would be the basis for any limitation on serving in any of the capacities specified in Section 9(a) or 9(b) of the Investment Company Act of 1940. There is no investigation pending or, to the Knowledge of Parent, threatened in writing against any of Parent, Acquisition Sub or any of their respective Affiliates or any of their respective “associated persons” that is reasonably likely to result in any such Person being deemed ineligible as described in the foregoing clause (a), subject to a statutory disqualification as described in the foregoing clause (b) or subject to a finding as described in the foregoing clause (c).

Section 5.6. Absence of Certain Agreements. Neither Parent nor any of its Affiliates (including Acquisition Sub) has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to adopt this Agreement or the Merger or (ii) agrees to vote against any Superior Proposal or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the Merger.

Section 5.7. Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or any of its Affiliates (including Acquisition Sub) expressly for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent or Acquisition Sub with regard to statements made therein based on information supplied by or on behalf of the Company (or any of its Affiliates) for inclusion therein.

Section 5.8. Financing; Sufficient Funds.

(a) Parent has delivered to the Company a true, correct and complete copy of the executed debt commitment letter, dated as of the date hereof, from the Debt Financing Sources party thereto, together with the true, correct and complete copies of any related executed fee letters (the “Debt Fee Letters”) (provided that, solely with respect to any such Debt Fee Letters, the amounts, economic, financial, dollar and ratio terms (including related dates), “flex” terms and securities demand provisions (none of which affects availability, timing, conditionality, enforceability, termination or aggregate principal amount of such financing), in each case, may be redacted in a customary manner) (collectively, including all exhibits, schedules, amendments, supplements, modifications and annexes thereto, the “Debt Commitment Letter” or the “Financing Commitments”), pursuant to which, and subject to the terms and conditions thereof, the Debt Financing Sources party thereto have committed to lend the aggregate amount of debt financing set forth therein to Acquisition Sub for the purpose of, among other things, funding the transactions contemplated by this Agreement (including any debt securities contemplated to be issued in lieu of any bridge commitments thereunder, and together with any alternative debt financing pursuant to Section 6.11(d), the “Debt Financing”).

(b) As of the date hereof, the Financing Commitments (i) are in full force and effect, (ii) have not been restated, modified, amended or supplemented in any respect or waived and, to the Knowledge of Parent with respect to any of the Debt Financing Sources only, no such restatement, modification, amendment, supplement or waiver is contemplated, and (iii) have not been withdrawn, reduced, rescinded, amended, restated, otherwise modified or repudiated in any respect or terminated and, to the Knowledge of Parent with respect to any of the Debt Financing Sources only, no such withdrawal, reduction, rescission, amendment, restatement, other modification, repudiation or termination is contemplated. The Financing Commitments, in the forms so delivered, constitute legal, valid and binding obligations of Parent and Acquisition Sub, as applicable, and, to the Knowledge of Parent, the other parties thereto and are enforceable in accordance with their respective terms against Parent and Acquisition Sub and, to the Knowledge of Parent, against each of the other parties thereto, subject to the Bankruptcy and Equity Exception. There are no side letters or other Contracts to which Parent, any Affiliate thereof or Acquisition Sub is a party relating to the Debt Financing that would reasonably be expected to adversely affect (x) the ability of Parent or Acquisition Sub to satisfy any of the conditions to the Debt Financing applicable to it and within its control, or (y) the availability, timing, conditionality, enforceability, termination or aggregate principal amount of the Debt Financing. As of the date hereof, assuming satisfaction of the conditions set forth in Section 7.1 and Section 7.2, no event has occurred or circumstance exists which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute or result in a default under or breach on the part of Parent or Acquisition Sub, or, to the Knowledge of Parent, on the part of any other party, under the Financing Commitments. As of the date hereof, Parent has no reason to believe (both before and after giving effect to any “flex” and securities demand provisions contained in the Debt Commitment Letter) that it will be unable to satisfy on a timely basis, and in any event, not later than the Closing, any condition of the Financing Commitments required to be satisfied by it or that the full amounts committed pursuant to the Financing Commitments will not be available on the Closing Date if the terms or conditions to be satisfied by it contained in the Financing Commitments are satisfied. Parent and Acquisition Sub have fully paid any and all commitment fees or other fees required by the Financing Commitments to be paid on or before the date of this Agreement. Assuming satisfaction of the conditions set forth in Section 7.1 and Section 7.2, the aggregate proceeds from the Debt Financing will be sufficient to (1) fund all of the amounts required to be provided by Parent or Acquisition Sub on the Closing Date for the consummation of the transactions contemplated hereby, including the payment of the Aggregate Merger Consideration, the Debt Payoff Amount and all amounts payable pursuant to Section 3.3 and (2) fund the payment of all associated costs and Expenses of the Merger (including any fees (including original issue discount), premiums and expenses related to the transactions contemplated hereby, including the Debt Financing and refinancing costs in connection therewith) (such obligations specified in clauses (1) and (2), collectively, the “Funding Obligations” and such sufficient proceeds, the “Funds”). There are no conditions precedent or other contingencies related to the funding of the full net proceeds (or any portion) of the Debt Financing at or prior to the Closing, other than as expressly set forth in the Financing Commitments as in effect on the date hereof. Notwithstanding anything contained in this Agreement to the contrary, Parent and Acquisition Sub acknowledge and agree that their respective obligations to consummate the transactions contemplated by this Agreement are not conditioned in any manner whatsoever upon obtaining the Funds to satisfy the Funding Obligations.

Section 5.9. Capitalization of Acquisition Sub. The authorized share capital of Acquisition Sub consists of 1,000 shares, par value $0.01 per share, one (1) of which is validly issued and outstanding. All of the issued and outstanding share capital of Acquisition Sub is, and at the Effective Time will be, owned by Parent. Acquisition Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and other transactions contemplated by this Agreement.

Section 5.10. Investment Intention. Parent is acquiring through the Merger the shares of capital stock of the Surviving Corporation for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act) thereof. Parent understands that the shares of capital stock of the Surviving Corporation will not be registered under the Securities Act or any Blue Sky Laws and cannot be sold unless subsequently registered under the Securities Act, any applicable Blue Sky Laws or pursuant to an exemption from any such registration.

Section 5.11. Brokers. No broker, finder, investment banker, consultant or intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent, Acquisition Sub or any of their respective Subsidiaries or Affiliates.

Section 5.12. Solvency. Neither Parent nor Acquisition Sub is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Parent, Acquisition Sub or any of their respective Subsidiaries (which, for purposes of this Section 5.12, shall include the Company and its Subsidiaries). Each of Parent and Acquisition Sub is Solvent as of the date hereof, and, assuming that (a) the representation and warranties set forth in Section 4.2(a) and Section 4.2(b) are true and correct in all material respects and (b) the Company has complied with its material obligations under Section 6.1(C) and Section 6.1(H) in all material respects, each of Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated by this Agreement, including the Debt Financing, any Alternative Financing and the Funding Obligations, be Solvent at and immediately after the Effective Time. As used in this Section 5.12, the term “Solvent” means, with respect to a particular date, that on such date, (i) Parent and Acquisition Sub, and, after the Merger, Parent and the Surviving Corporation and its Subsidiaries, are able to pay their respective indebtedness and other liabilities, contingent or otherwise, as the indebtedness and other liabilities become due in the ordinary course of business, (ii) each of Parent and Acquisition Sub and, after the Merger, Parent and the Surviving Corporation and its Subsidiaries, have total assets not less than the sum of such entity’s liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of a distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution and (iii) each of Parent and Acquisition Sub and, after the Merger, Parent and the Surviving Corporation and its Subsidiaries has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 5.12, (A) the amount of any contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability, (B) “debt” means any liability on a claim and (C) “claim” means any (1) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (2) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 5.13. Share Ownership. None of Parent, Acquisition Sub or any of their respective “affiliates” or “associates” is, or at any time during the last three (3) years has been, an “interested stockholder” of the Company, in each case as defined in Section 203 of the DGCL. Neither Parent nor Acquisition Sub nor any of their respective affiliates beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder or is entitled to a contractual right to beneficially own (whether or not subject to the passage of time or other contingencies)), as of the date of this Agreement, or will at any time prior to the Closing Date beneficially own (or, except pursuant to this Agreement, be entitled to a contractual right to beneficially own (whether or not subject to the passage of time or other contingencies)), any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock or any securities of any Subsidiary of the Company, or is a party as of the date of this Agreement, or will at any time prior to the Closing Date become a party, to any Contract, arrangement or understanding (other than this Agreement) for the purpose of acquiring, holding, voting or disposing of any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock or any securities of any Subsidiary of the Company.

Section 5.14. Management Agreements. Other than this Agreement, there are no Contracts, undertakings, commitments, agreements or obligations or understandings between Parent or Acquisition Sub or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, relating in any way to the Company (including relating to compensation and retention of the Company’s management), the transactions contemplated by this Agreement or the operations of the Company after the Effective Time.

Section 5.15. Financial Statements; Controls.

(a) Section 5.15(a) of the Parent Disclosure Letter contains the audited, consolidated financial statements of Parent and its consolidated Subsidiaries consisting of the audited consolidated statements of financial condition of Parent and its consolidated Subsidiaries as of December 31, 2022 and December 31, 2021 and the related audited consolidated statements of operations, stockholder’s equity and cash flows for the years then ended, together with the notes to such financial statements (the “Parent Audited Financial Statements”), and Section 5.15(b) of the Parent Disclosure Letter contains the unaudited, consolidated financial statements of Parent and its consolidated Subsidiaries consisting of the unaudited consolidated statements of financial condition as of June 30, 2023 and June 30, 2022 of Parent and its consolidated Subsidiaries and the related unaudited consolidated statements of operations, stockholder’s equity and cash flows for the three (3)-month and six (6)-month periods then ended, including any notes thereto (the “Parent Unaudited Financial Statements” and together with the Parent Audited Financial Statements, the “Parent Financial Statements”). The Parent

Audited Financial Statements and the Parent Unaudited Financial Statements fairly present in all material respects (to the Knowledge of Parent) the financial condition of Parent and its Subsidiaries on a consolidated basis as of the dates thereof and their results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and subject, in the case of the Parent Unaudited Financial Statements, to normal year-end adjustments and the absence of footnotes.

(b) Based on Parent’s most recent evaluation of its internal control over financial reporting prior to the date hereof, (i) there are no material weaknesses in the design or operation of Parent’s internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information and (ii) to the Knowledge of Parent, there is no fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting.

Section 5.16. Indebtedness. True and correct copies of the Parent Credit Agreement, the Parent Indenture and the form of notes issued under the Parent Indenture, and all amendments to each of them, have been provided to the Company prior to the date of this Agreement. As of the date hereof, (a) no Event of Default under the Parent Credit Agreement or the Parent Indenture (as such terms are defined in the Parent Credit Agreement and Parent Indenture, as applicable) has occurred and is continuing and (b) Parent has made an “LCT Election” under each of the Parent Credit Agreement and the Parent Indenture (as such terms are defined in the Parent Credit Agreement and Parent Indenture, as applicable).

Section 5.17. Acknowledgment of Disclaimer of Other Representations and Warranties.

(a) Each of Parent and Acquisition Sub acknowledges that it and its Representatives and applicable Affiliates (i) have received full and complete access to (A) such books and records, facilities, properties, premises, equipment, Contracts and other properties and assets of the Company and its Subsidiaries which they and their Representatives and such Affiliates have desired or requested to see or review and (B) the VDR, (ii) have had the opportunity to meet with the officers and employees of the Company and its Subsidiaries and to discuss the business and assets of the Company and its Subsidiaries and (iii) have had an adequate opportunity to make such legal, factual and other inquiries and investigation as they deem necessary, desirable or appropriate with respect to the Company and each of its Subsidiaries.

(b) Except for the representations and warranties expressly set forth in this Article V and the Financing Commitments, neither Parent nor Acquisition Sub nor any other Person on behalf of Parent or Acquisition Sub makes (and Parent, on behalf of itself, its Subsidiaries, and their respective Affiliates and Representatives, hereby disclaims) and the Company has not relied on, any express or implied representation or warranty with respect to Parent, Acquisition Sub, its Subsidiaries or any of their respective businesses, operations, properties, assets, liabilities or otherwise in connection with this Agreement, the Merger or the other transactions contemplated hereby, including as to the accuracy or completeness of any information.

(c) Except for the representations and warranties expressly set forth in Article IV, each of Parent and Acquisition Sub acknowledges and agrees that (i) none of the Company, the Company’s Subsidiaries or any other Person on behalf of the Company or any of the Company’s Subsidiaries makes, or has made, any express or implied representation or warranty with respect to the Company or any of the Company’s Subsidiaries or with respect to the accuracy or completeness of any information provided, or made available, to Parent, Acquisition Sub or any of their Affiliates or Representatives, including with respect to the Company and its Subsidiaries respective businesses, operations, assets, liabilities, conditions (financial or otherwise), prospects or otherwise in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement, and Parent and Acquisition Sub and their respective Representatives and Affiliates are not relying on, and waive any claim based on reliance on, any representation, warranty or other information of the Company or any Person except for those expressly set forth in Article IV and (ii) no Person has been authorized by the Company, the

Company’s Subsidiaries or any other Person on behalf of the Company to make any representation or warranty relating to the Company, its Subsidiaries or their respective businesses or otherwise in connection with this Agreement, the Merger or the other transactions contemplated hereby, and if made, such representation or warranty shall not be relied upon by Parent or Acquisition Sub as having been authorized by such entity. Without limiting the generality of the foregoing, Parent and Acquisition Sub acknowledge and agree that, except for the representations and warranties expressly set forth in Article IV, none of the Company, any of the Company’s Subsidiaries or any other Person has made a representation or warranty (including as to accuracy or completeness) to Parent or Acquisition Sub with respect to, and none of the Company, any of the Company’s Subsidiaries or any other Person shall be subject to any liability to Parent, Acquisition Sub or any other Person resulting from, the Company or any of the Company’s Subsidiaries or their respective Representatives or Affiliates providing, or making available, to Parent, Acquisition Sub or any of their Affiliates or their respective Representatives, or resulting from the omission of, any estimate, projection, prediction, forecast, data, financial information, memorandum, presentation or any other materials or information, including any materials or information made available to Parent or its Representatives or Affiliates in connection with presentations by the Company’s management or in the VDR. Parent and Acquisition Sub acknowledge that there are uncertainties inherent in attempting to make estimates, projections, budgets, pipeline reports and other forecasts and plans, that they are familiar with such uncertainties and that each of Parent and Acquisition Sub is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, budgets, pipeline reports and other forecasts and plans so furnished to it, including the reasonableness of the assumptions disclosed to Parent underlying such estimates, projections, budgets, pipeline reports and other forecasts and plans. Each of Parent and Acquisition Sub acknowledges that it has conducted, to its satisfaction, its own independent investigation of the condition (financial or otherwise), operations, assets and business of the Company and its Subsidiaries and, in making its determination to proceed with the Merger and the other transactions contemplated by this Agreement, each of Parent and Acquisition Sub has relied solely on the results of its own independent investigation and the representations and warranties set forth in Article IV.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1. Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the “Pre-Closing Period”), except as (a) may be required by Law, any Governmental Authority or the rules or regulations of NASDAQ, (b) the Company determines, in its reasonable discretion, may be necessary or advisable in accordance with the COVID-19 Measures or otherwise in response to the health and safety consequences of COVID-19 or any other pandemic, epidemic or disease outbreak (provided that, in connection with any such action taken in accordance with this clause (b), the Company shall promptly notify in writing Parent prior to the taking of any such action, and to the extent any such action would otherwise require the written consent of Parent pursuant to clause (v), the Company shall, to the extent reasonably practicable, consult with Parent as to any such action and take into consideration the reasonable concerns of Parent and consider in good faith the reasonable suggestions of Parent with respect to such action), (c) may be consented to in writing (email being sufficient) by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (d) may be required, contemplated or permitted pursuant to this Agreement or (e) set forth in Section 6.1 of the Company Disclosure Letter, (i) the Company will, and will cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its operations over which it has control in all material respects in the ordinary course of business; (ii) use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, preserve intact its business in all material respects (provided, however, that no action by the Company or any of its Subsidiaries, as applicable, with respect to matters specifically addressed by any provision of clause (v) shall be deemed a breach of this clause (ii) unless such action would constitute a breach of such provision of clause (v)); (iii) in connection with customary integration planning, use its reasonable best efforts to cooperate with Parent and its representatives to identify any Contracts, including any Contracts with suppliers or Company Leases, that will not be necessary (in the sole discretion of Parent) following the Closing (provided, that any termination or other modification of such Contracts shall not occur until the Closing); (iv) use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, continue to maintain, in all material respects, its assets, properties, rights and operations in accordance with present practice; and (v) the Company shall not, and shall not permit any of its Subsidiaries to:

(A) amend or otherwise change (other than immaterial or ministerial changes) the Company Charter or the Company Bylaws or amend or otherwise change in any material respect any equivalent organizational or governing documents of any of its Subsidiaries;

(B) adjust, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests of the Company or any of its Subsidiaries (other than repurchases or retention of shares of Company Common Stock in connection with the exercise, vesting or settlement of Company Equity Awards);

(C) issue, reissue, sell, pledge, dispose, encumber or grant any shares of capital stock or other equity interests in the Company or any of its Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock or equity interests of the Company or any of its Subsidiaries, other than (1) transactions among the Company and its wholly owned Subsidiaries or between or among the Company’s wholly owned Subsidiaries, (2) issuances of shares of Company Common Stock upon the exercise, vesting or settlement of Company Equity Awards that are outstanding as of the date hereof, (3) the Permitted RSUs or Permitted PSUs, in each case, in accordance with the terms of this Agreement and Section 6.1(C) of the Company Disclosure Letter, or (4) encumbrances or pledges of shares of capital stock or other equity interests of the Company or any of its Subsidiaries to the extent constituting Permitted Liens or in compliance with Section 6.1(H);

(D) authorize, declare, set aside, pay or make any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the capital stock or other equity interests of the Company or any of its Subsidiaries, other than as between the Company and any of its wholly owned Subsidiaries or between or among any of its wholly owned Subsidiaries;

(E) except as required under the terms of a Company Benefit Plan in effect on the date hereof and set forth on Section 4.12(a) of the Company Disclosure Letter or as permitted pursuant to Section 6.1(C), (1) increase the annual base salary, wage rate, target annual bonus or any other compensation payable, or to become payable, to any Company Service Provider, except in connection with any increase to the annual base salary or wage rate to officers or employees of the Company or any of its Subsidiaries whose annual base salary is less than $175,000 as of the date hereof, made in the ordinary course of business after January 1, 2024 (including in connection with promotions), provided that the aggregate amount of such increases shall not exceed four percent (4%) of the aggregate base salaries or wage rate of such officers and employees as of the date hereof, (2) grant to any Company Service Provider any right of severance or termination pay or other termination benefit, or enter into any employment or individualized severance agreement with any Company Service Provider; (3) enter into any collective bargaining agreement with any labor union; (4) establish, adopt, enter into or materially amend any Company Benefit Plan (or any arrangement which if in existence as of the date hereof would constitute a Company Benefit Plan) (other than in conjunction with annual renewals of Company Benefit Plans that provide health or welfare benefits, which do not materially increase the costs of maintaining such plans); (5) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund the payment of compensation or benefits, under any Company Benefit Plan; (6) change, in any material respect, the manner in which contributions to any Company Benefit Plans are made or the basis on which such contributions are determined, except as may be required by GAAP, (7) forgive any loans or issue any loans to any Company Service Providers (other than routine travel advances issued in the ordinary course of business and except as otherwise permitted by Section 6.1(Q)); (8) hire any Company Service Provider other than in the ordinary course of business with respect to individuals whose annual base compensation is less than $175,000 or

(9) terminate the employment or engagement of (A) any current Company Service Provider whose annual base salary or fee is greater than $175,000 other than for “cause,” or (B) any current Company Service Provider whose annual base salary or fee is equal to or less than $175,000 other than in the ordinary course of business;

(F) acquire (including by merger, consolidation, or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, any material equity interest in or business of any Person, except with respect to acquisitions pursuant to agreements in effect prior to the execution of this Agreement and set forth on Section 6.1(F) of the Company Disclosure Letter;

(G) sell, lease, assign, sublease, mortgage, pledge or otherwise encumber or dispose of any assets of the Company or its Subsidiaries that are material to the Company and its Subsidiaries taken as a whole, except (1) in the ordinary course of business, (2) any mortgages, pledges or encumbrances as are required under the loan documents governing the Existing Credit Agreement, (3) in connection with any transactions permitted pursuant to Section 6.1(J), (4) sales or dispositions solely between or among the Company and any of its wholly owned Subsidiaries or between or among any of its wholly owned Subsidiaries, (5) for properties or assets not currently used in the business of the Company or any of its Subsidiaries or (6) Permitted Liens;

(H) incur any indebtedness for borrowed money, issue any debt securities, or assume or guarantee any such indebtedness for any Person (other than a wholly-owned Subsidiary of the Company) for borrowed money, except for indebtedness incurred (1) under the Existing Credit Agreement or incurred to replace, restate, renew, extend, refinance or refund any existing indebtedness of the Company or its Subsidiaries, whether term or revolving indebtedness, on terms and conditions not inconsistent with prevailing market conditions for substantially similar credit facilities at such time, as it may have been amended, restated, amended and restated, replaced, refinanced, modified or supplemented in accordance with this Section 6.1(H) (provided, that the Company shall not be permitted to increase the borrowing capacity existing as of the date of this Agreement under any such facility without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed)), (2) pursuant to other Contracts in effect on the date hereof that are set forth on Section 6.1(H) of the Company Disclosure Letter, (3) between or among the Company or any of its wholly-owned Subsidiaries or between or among any of its wholly-owned Subsidiaries, (4) which is to be repaid prior to the Closing, (5) in connection with transactions permitted pursuant to Section 6.1(F), or (6) for any guarantee by the Company of indebtedness of any of its wholly-owned Subsidiaries or any guarantee by any wholly-owned Subsidiaries of the Company of indebtedness of the Company or any of its Subsidiaries;

(I) modify, amend (including any automatic renewals of) or consent to the termination of (other than at its stated expiration date) any Company Material Contract which cannot be terminated without penalty upon notice of ninety (90) days or less other than in the ordinary course of business, or except as otherwise expressly permitted by this Section 6.1 (including Section 6.1(H)), enter into or terminate any Contract which, had it been in existence on the date hereof, would be a Company Material Contract;

(J) (1) sell, assign, transfer, license, abandon, cancel, permit to lapse or be dedicated to the public domain, pledge, encumber, fail to renew, maintain or pursue filed applications for or otherwise dispose of any Company Owned IP to any Person other than the Company or any of its Subsidiaries, other than (A) the expiration of such Company Owned IP at the end of its maximum statutory term, (B) non-exclusive grants to customers or suppliers in their capacity(ies) as such (x) in the ordinary course of business or (y) pursuant to any Company Material Contract, (C) the grant of non-exclusive licenses in the ordinary course of business or (D) Permitted Liens, or (2) disclose to any Person any non-public material Company Owned IP or Trade Secrets, other than (A) to the Company or any of its Subsidiaries or (B) pursuant to a valid and binding confidentiality agreement or other binding obligation of confidentiality that the Company or a Subsidiary of the Company entered into in the ordinary course of business;

(K) make any change to its methods of accounting in effect at January 1, 2023, except (1) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or Self-Regulating Authority (including the Financial Accounting Standards Board or any similar organization), (2) as required or recommended by PCAOB or the Company’s auditors in connection with an audit or review of the Company’s financial statements, (3) to permit the audit of the Company’s financial statements in compliance with GAAP, (4) as required by a change in applicable Law or any Governmental Authority of competent jurisdiction or (5) as disclosed in the Company SEC Documents on or prior to the date hereof;

(L) dissolve, wind-up or liquidate (or adopt or enter into a plan of complete or partial liquidation or dissolution or voluntarily file for bankruptcy or any similar proceeding), merge, consolidate, restructure, recapitalize or reorganize the Company or any Subsidiary of the Company, other than (1) the Merger, (2) any internal corporate reorganizations of the Company’s wholly-owned Subsidiaries in the ordinary course of business or (3) in connection with any disposition permitted by Section 6.1(G);

(M) settle or compromise any material Action other than (1) settlements or compromises of Actions where the amount paid (less the amount otherwise covered by insurance) in settlement or compromise, in each case, does not exceed, on an individual basis, the amount set forth in Section 6.1(M) of the Company Disclosure Letter or (2) any Action with respect to which an insurer or other Third Party (but neither the Company nor any of its Subsidiaries) has the right to control the decision to compromise or settle such Action or the Company is contractually obligated not to unreasonably delay, condition or withhold its consent to such Third Party’s decision to compromise or settle such Action;

(N) enter into any Contract or commitment (or series of similar Contracts or commitments) that would require capital expenditures in excess of $1,000,000 individually and $3,000,000 in the aggregate, other than (1) any capital expenditure (or series of related capital expenditures) consistent in all material respects with the Company’s annual capital expenditure budget or forecast, in each case for the periods following the date of this Agreement and as provided to Parent prior to the date of this Agreement, (2) with respect to capitalized data or capitalized internal labor in the ordinary course of business or (3) capital expenditures pursuant to Contracts in effect prior to the date of this Agreement;

(O) fail to use commercially reasonable efforts to keep in full force and effect insurance comparable in amount and scope to coverage currently maintained;

(P) lend any amount to any Person in excess of $500,000 individually and $2,000,000 in the aggregate (other than, in each case, between or among the Company and any of its wholly owned Subsidiaries or between or among the Subsidiaries of the Company);

(Q) provide any trade credit or make similar loans and advances to employees, financial professionals and suppliers in excess of $3,000,000 in the aggregate;

(R) except to the extent that any of the following would not reasonably be expected to be materially adverse to the Company and its Subsidiaries, taken as a whole, make or change any Tax election, change an annual accounting period with respect to Taxes, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company or any of its Subsidiaries, or surrender any right to claim a refund of Taxes; or

(S) enter into any Contract to do any of the foregoing.

Section 6.2. Preparation of the Proxy Statement; Stockholders’ Meeting.

(a) As promptly as reasonably practicable after the date hereof (and the Company will use its reasonable best efforts to cause to occur within thirty (30) calendar days after the execution of this Agreement), (i) the Company shall prepare the Proxy Statement and, subject to receipt from Parent and Acquisition Sub of the information and assistance described in clause (ii) below, cause to be filed with the SEC the preliminary Proxy Statement; and (ii) Parent and Acquisition Sub shall promptly furnish to the Company all information concerning themselves and their Affiliates that is reasonably requested or required to be included in the Proxy Statement and shall promptly provide such other assistance in connection with the preparation and filing of the Proxy Statement as may be reasonably requested by the Company from time to time. Except to the extent prohibited by Law, the Company shall (A) promptly notify Parent in writing upon the receipt of any comments from the SEC or the staff of the SEC or any request from the SEC or the staff of the SEC for amendments or supplements, in each case with respect to the Proxy Statement, and (B) provide Parent and Acquisition Sub promptly with copies of all correspondence or descriptions of any material updates or material oral communications between the Company and its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Company shall use reasonable best efforts (with the assistance of, and after consultation with, Parent as provided by this Section 6.2(a)) to respond as promptly as reasonably practicable to any comments of the SEC or the staff of the SEC with respect to the Proxy Statement. Prior to filing or disseminating the Proxy Statement (or any amendment or supplement thereto, other than filings under the Exchange Act that are either not related to this Agreement or that relate to a Competing Proposal or are otherwise permitted to be made under Section 6.8 without review by Parent) or responding to any comments of the SEC (or the staff of the SEC) with respect thereto, to the extent reasonably practicable after such filing, the Company shall consult with Parent and provide Parent a reasonable opportunity to review and to propose comments, and shall consider in good faith all additions, deletions or changes reasonably proposed by Parent in good faith, on such document or response, except, in each case, to the extent prohibited by Law.

(b) If, at any time prior to the Stockholders’ Meeting, any information relating to the Company, Parent, Acquisition Sub or any of their respective Affiliates, officers or directors, is discovered by the Company, Parent or Acquisition Sub which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement (or any amendment or supplement thereto) would not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties thereof. Following such notification, the Company and Parent shall prepare an appropriate amendment or supplement containing such information, and the Company shall, as promptly as reasonably practicable, file with the SEC and, to the extent the Company determines it is required by applicable Law, disseminate to the Company’s stockholders, such amendment or supplement.

(c) Subject to applicable Law, the Company shall, as promptly as practicable (and in any event within five (5) calendar days) following the earlier of (i) the date on which the SEC confirms that it has no further comments on the Proxy Statement, and (ii) ten (10) calendar days after the initial filing of the Proxy Statement to the extent the SEC indicates it will not be reviewing the Proxy Statement, (A) establish (within ten (10) Business Days after such date) a record date for and give notice of a meeting of its stockholders, for the purpose of voting upon the adoption of this Agreement (the “Stockholders’ Meeting”), (B) promptly following the filing of the definitive Proxy Statement, cause the Proxy Statement to be furnished to the Company’s stockholders as of the record date established for the Stockholders’ Meeting, and (C) duly call, convene and hold the Stockholders’ Meeting; provided that, except as permitted by the following proviso, the Stockholders’ Meeting shall in no event be scheduled for later than the forty-fifth (45th) day following the first mailing of the Proxy Statement to the Company’s stockholders; provided, further, that the Company may, at its option (and shall in the case of clause (2) below upon the reasonable and timely request by Parent), postpone or adjourn the Stockholders’ Meeting and may change the record date thereof to the extent required by applicable Law or the Company’s organizational documents (1) for the absence of a quorum necessary to conduct the business of the Stockholders’ Meeting, (2) to the extent as may be necessary or advisable, in the judgment of the Company Board, to allow reasonable additional time for any supplemental or amended disclosure which the Company has determined in good faith is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Stockholders’ Meeting, or (3) to allow additional solicitation of votes or proxies in order to obtain the Requisite Stockholder Approval. The Proxy Statement shall include the Company Recommendation, except to the extent there has been an Adverse Recommendation Change in accordance with Section 6.5. In connection with the Stockholders’ Meeting, unless there has been an Adverse

Recommendation Change pursuant to Section 6.5, the Company shall use its reasonable best efforts to solicit proxies in favor of the Requisite Stockholder Approval and to obtain the Requisite Stockholder Approval. Parent and Acquisition Sub shall vote all shares of Company Common Stock (if any) held by them in favor of the adoption of this Agreement.

Section 6.3. Appropriate Action; Consents; Filings.

(a) In accordance with the terms and subject to the terms and conditions of this Agreement (including Section 6.5), the parties hereto will (and will cause their controlled Affiliates) (and, in the case of Parent, any direct or indirect corporate parent) to) use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the Merger set forth in Article VII to be satisfied as expeditiously as practicable (and in any event at least five (5) Business Days prior to the Termination Date), including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions and Consents from Governmental Authorities necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid any Action by, any Governmental Authority necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, (ii) the obtaining of all other necessary Consents or waivers from Third Parties (provided that the Company shall not be required to make or agree to make any payment or accept any material conditions, amendments or obligations with respect thereto), (iii) the contesting and defending of any Actions, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the Merger, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. Each of the parties hereto shall promptly and cause its Affiliates to promptly (and, in the case of filings required under the HSR Act, in no event later than ten (10) Business Days following the date hereof) (A) make and not withdraw (without the Company’s prior written consent) its filings under the HSR Act with respect to the transactions contemplated hereby, including the Merger, (B) use its respective reasonable best efforts to comply as promptly as practicable with any request under the HSR Act for additional information (including responding to any “second request”), documents or other materials received by such party from the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice or any other Governmental Authority under any Antitrust Laws in respect of any such filings with respect to the transactions contemplated hereby, including the Merger, and (C) act in good faith and reasonably cooperate with the other parties hereto in connection with any such filings (including, if requested by the other parties hereto, to accept all reasonable additions, deletions or changes suggested by the other parties hereto in connection therewith) and in connection with resolving any investigation or other inquiry of such agency or other Governmental Authority under any Antitrust Laws. In taking the foregoing actions, each of the Company, Parent and Acquisition Sub shall act reasonably and as promptly as practicable. Notwithstanding anything in this Agreement to the contrary, obtaining any Consents or waivers from any Third Party pursuant to Section 6.3(a)(ii) above or otherwise shall not be a condition to the obligations of any party to consummate the Merger. No party hereto nor any of their respective Affiliates shall be required to offer, or make, any payment or concession (financial or otherwise) under this Section 6.3 that is not contingent on the Closing occurring.

(b) Without limiting anything in this Section 6.3 and notwithstanding any limitations in Section 6.3(a) or elsewhere in this Agreement, Parent and Acquisition Sub agree to (and shall cause each of its Subsidiaries to) promptly take any and all steps necessary or reasonably advisable or as may be required by any Governmental Authority to avoid or eliminate each and every impediment and obtain all Consents (including under any Antitrust Laws) that may be required by any Governmental Authority so as to enable the parties to consummate the transactions contemplated by this Agreement, including the Merger, as expeditiously as possible (and in any event at least five (5) Business Days prior to the Termination Date), including committing to and effecting, by consent decree, hold separate order, trust or otherwise, (i) selling, divesting, licensing or otherwise disposing of, or holding separate and agreeing to sell, divest, license or otherwise dispose of, any assets of the Company or its Subsidiaries or of Parent or Acquisition Sub or their respective Subsidiaries, (ii) terminating, amending or assigning existing relationships and contractual rights and obligations, (iii) requiring Parent or Acquisition Sub or the Company or any of their respective Subsidiaries to grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship with, any Third Party and (iv) imposing limitations on Parent or Acquisition Sub or the Company or any of their respective Subsidiaries with respect to how they own, retain, conduct or operate all or any portion of their respective businesses or assets (each, a “Remedial Action”); provided, that this Section 6.3(b) shall not require Parent or any of its Subsidiaries to take any Remedial Actions, that individually or in the aggregate, would reasonably be expected to have a material and adverse effect on either (A) Parent and its Subsidiaries, taken as a whole, or (B) the Company and its Subsidiaries, taken as a whole, in each case as determined in the reasonable judgment of Parent.

(c) Each of the parties hereto will (and will cause its Affiliates to) furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will reasonably cooperate in good faith in responding to any inquiry from a Governmental Authority, including (i) promptly informing the other parties hereto of such inquiry, (ii) consulting in advance before making any presentations or submissions to a Governmental Authority, (iii) giving the other parties hereto the opportunity to attend and participate in any substantive meetings or discussions with any Governmental Authority, to the extent not prohibited by such Governmental Authority and (iv) supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority with respect to this Agreement. Notwithstanding anything to the contrary contained in this Agreement, Parent shall consult with the Company and consider in good faith the views of the Company in connection with all material communications with any Governmental Authority and strategy regarding the Antitrust Laws. The Company and Parent, in their respective sole and absolute discretion, may designate any competitively sensitive material as “Outside Counsel Only Material” such that such materials and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel.

(d) Without limiting the generality of Section 6.3(a), the Company shall cause to be made (including by its Subsidiaries), as promptly as practicable following the date hereof (but in any event, within fifteen (15) Business Days), (i) the filing required to obtain the TDI Consent, and (ii) an application or applications to FINRA pursuant to FINRA Rule 1017(a)(4) (the “1017 Application”) for approval of the change in ownership and control of the Registered Broker-Dealer resulting from the consummation of the transactions contemplated hereby (“FINRA Approval”) with the request to FINRA that it be reviewed on a “Fast Track” basis, and Parent shall promptly provide or cause to be provided to the Company all information reasonably requested by the Company as is necessary to effect such application(s) for FINRA Approval. Parent acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take, and, during the Pre-Closing Period, Parent shall refrain from taking or proposing to take, any action that could reasonably be expected to give rise to any requirement for an application to FINRA pursuant to FINRA Rule 1017(a)(5) for approval of any material change in business operations of any Registered Broker-Dealer in connection with the transactions contemplated hereby that would reasonably be expected to materially delay the Closing. Prior to making any submission to FINRA or any other Governmental Authority, the Company shall, to the extent reasonably practicable, consult with Parent and provide Parent a reasonable opportunity to review and to propose comments and shall consider in good faith all additions, deletions or changes reasonably proposed by Parent in good faith, except, in each case, to the extent prohibited by Law Prior to making any submission to any Governmental Authority, Parent shall, to the extent reasonably practicable, consult with the Company and provide the Company a reasonable opportunity to review and to propose comments and shall consider in good faith all additions, deletions or changes reasonably proposed by the Company in good faith, except, in each case, to the extent prohibited by Law. Parent, the Company and their respective Affiliates shall also provide the other party or the other party’s counsel the opportunity to participate in any discussions with FINRA concerning the

1017 Application or any other Governmental Authority concerning the transactions contemplated hereby. The provisions of Section 6.3(b) shall apply to all filings and correspondence with FINRA relating to the transactions contemplated hereby, including the Merger, mutatis mutandis.

(e) During the Pre-Closing Period, Parent and Acquisition Sub shall not (and shall cause their respective Affiliates not to) take or permit any action that would result in any of the representations or warranties in Section 5.5 to become untrue or inaccurate at any time (as though made as of such time in a manner which would be reasonably expected to materially delay the Closing).

(f) This Section 6.3 shall not apply to (i) the obtaining of Advisory Client consents, which shall be governed exclusively by Section 6.18, (ii) the obligations of Parent and Acquisition Sub to obtain financing, which shall be exclusively governed by Section 6.11, or (iii) the obligations of the Company to cooperate with such financing, which shall be exclusively governed by Section 6.12. Notwithstanding anything to the contrary in the foregoing, nothing in this Section 6.3 shall restrict or limit the ability of the Company and its Representatives to take actions in accordance with Section 6.5 or Section 8.1.

(g) All non-public or other confidential information provided by Parent or any of its Affiliates pursuant to this Section 6.3 shall be kept confidential in accordance with that certain Confidentiality and Non-Disclosure Agreement, dated as of September 3, 2023 (the “Parent Confidentiality Agreement”), by and between Parent and the Company.

Section 6.4. Access to Information; Confidentiality.

(a) The Company shall (and shall cause each of its Subsidiaries to) afford to Parent and its Representatives reasonable access, at Parent’s sole cost and expense, in a manner not disruptive in any material respect to the operations of the Company and its Subsidiaries, during normal business hours and upon reasonable advance written notice submitted in accordance with this Section 6.4, throughout the Pre-Closing Period, to the management personnel, properties, books and records of the Company and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to Parent and its Representatives all information (to the extent not publicly available) concerning the business, properties and personnel of the Company and its Subsidiaries as may reasonably be requested, including any financial statements, other financial data and monthly financial statements within the possession of the Company, to the extent related to any reasonable business purpose in connection with the consummation of the transactions contemplated by this Agreement; provided, however, that nothing herein shall require the Company or any of its Subsidiaries or their respective Representatives to disclose any information to Parent or Acquisition Sub to the extent such disclosure would, as determined in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated by this Agreement are not consummated, (ii) breach, contravene or violate applicable Law (including the HSR Act or any other Antitrust Law) or any COVID-19 Measures or the provisions of any Company Material Contract, (iii) jeopardize any attorney-client or other legal privilege (provided that the Company will inform Parent of the general nature of the document or information being withheld and use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of such privilege), (iv) disclose or provide access to any personnel records relating to medical histories (provided, that the Company will use its reasonable best efforts to allow for access or disclosure of the document in which such document appears, including by redacting the prohibited information) or (v) jeopardize the health and safety of any employee of the Company or any of its Subsidiaries, in light of COVID-19 or any COVID-19 Measures; provided, further, that nothing herein shall authorize Parent or its Representatives to undertake any environmental testing involving sampling of soil, groundwater, air or other environmental medium or similar invasive techniques at any of the properties owned, operated or leased by the Company or its Subsidiaries. During any visit to the business or property sites of the Company or any of its Subsidiaries, each of Parent and Acquisition Sub shall, and shall cause their respective Representatives accessing such business or property sites to, comply with all applicable Laws and all of the Company’s and its Subsidiaries’ safety and security procedures, and to use reasonable best efforts to minimize any interference with the Company’s and its Subsidiaries’ business operations in connection with any such access. All requests for information made pursuant to this Section 6.4 shall be directed to the Persons designated by the Company in writing as authorized to receive such requests.

(b) Notwithstanding anything herein to the contrary, the Company shall not be required to provide access or make any disclosure to Parent pursuant to this Section 6.4 to the extent that such access or information is reasonably pertinent to any pending or threatened Action where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are, or are reasonably expected to be, adverse parties.

(c) No investigation or access permitted pursuant to this Section 6.4 shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent agrees that it will not, and will cause its Representatives and Affiliates (including Acquisition Sub) not to, use any information obtained pursuant to this Section 6.4 for any competitive or other purpose unrelated to the consummation of the transactions contemplated by this Agreement (which transactions, for the avoidance of doubt, shall include the Debt Financing). Parent shall, and shall cause each of its Subsidiaries and its and their respective Representatives (and any other person subject to or bound by the terms of the Company Confidentiality Agreement) to, hold all information provided or furnished pursuant to this Section 6.4 confidential in accordance with the terms of the Company Confidentiality Agreement. The Company Confidentiality Agreement shall apply with respect to information furnished by the Company, its Subsidiaries and the Company’s officers, employees and other Representatives hereunder and, if this Agreement is terminated prior to the Effective Time, the Company Confidentiality Agreement shall remain in full force and effect in accordance with its terms prior to giving effect to the execution of this Agreement.

(d) During the Pre-Closing Period, except as expressly permitted herein, Parent shall not, and shall cause its Affiliates (including Acquisition Sub) and their respective employees, directors, officers, agents and Representatives not to, contact or communicate (or encourage others to contact or communicate or assist others in contacting or communicating) with, directly or indirectly, any Covered Person.

Section 6.5. Non-Solicitation; Competing Proposals; Intervening Event.

(a) Except as otherwise permitted by this Section 6.5, the Company shall, and shall cause its Subsidiaries and direct the Company’s directors, officers, members of senior management, investment bankers and legal counsel to cease any existing solicitation of, or discussions or negotiations with, any Third Party that may be ongoing as of the execution of this Agreement relating to any Competing Proposal or any inquiry or request that would reasonably be expected to lead to a Competing Proposal, and the Company shall promptly request that each Third Party that has previously executed a confidentiality agreement promptly return to the Company or destroy all non-public information previously furnished or made available to such Third Party or any of its Representatives by or on behalf of the Company or its Representatives in accordance with the terms of such confidentiality agreement. Except as otherwise permitted by this Agreement, during the Pre-Closing Period, the Company shall not, and shall cause its Subsidiaries and direct the Company’s directors, officers, members of senior management, investment bankers and legal counsel not to, directly or indirectly, (A) initiate, solicit, propose, knowingly encourage or knowingly facilitate or knowingly induce the making of any Competing Proposal (including by (x) providing, furnishing or making available (in each case, knowingly) to any Person any material non-public information relating to the Company, any of its Subsidiaries or their respective businesses, properties or assets or (y) knowingly affording access to any personnel of the Company or its Subsidiaries to any Person (or its Representatives), in each case, in connection with a Competing Proposal made by such Person), (B) continue, enter into, engage in or otherwise participate in negotiations or discussions with (it being understood that the Company may inform Persons of the provisions contained in this Section 6.5), or knowingly furnish any material nonpublic information to, any Third Party relating to a Competing Proposal or any inquiry or request made by such Third Party that would reasonably be expected to lead to a Competing Proposal (or inquiries, offers or proposals made by such third party that would reasonably be expected to lead to a Competing

Proposal), including the entry into any definitive agreement with any Third Party making a Competing Proposal (other than an Acceptable Confidentiality Agreement in accordance with this Section 6.5) (x) to consummate any Competing Proposal, (y) to approve or endorse any Competing Proposal or (z) in connection with any Competing Proposal that by its terms requires the Company to abandon, terminate or fail to consummate the Merger; (C) grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon announcement of, or entering into, this Agreement) under any pre-existing “standstill” or other similar provision, each of which the Company shall, and shall cause its Subsidiaries to, enforce; or (D) agree or resolve to take, or take, any of the actions prohibited by clauses (A), (B) or (C) of this sentence. The Company shall promptly (and in any event within forty-eight (48) hours) inform the directors, officers, members of senior management, investment bankers and legal counsel of the Company of the Company’s obligations under this Section 6.5. Notwithstanding anything to the contrary contained in this Agreement, (x) the Company shall be permitted to grant a waiver of or terminate (to the extent not automatically waived or terminated upon the announcement of, or entry into, this Agreement) any pre-existing “standstill”, confidentiality or other similar provision of any Third Party with respect to the Company or any of its Subsidiaries to allow such Third Party to make a Competing Proposal if the Company Board (or any committee thereof) determines in good faith (after consultation with its outside legal counsel and financial advisors) that failure to so waive or terminate would reasonably be expected to be inconsistent with the Company’s directors’ fiduciary duties under applicable Law and (y) if the Company receives any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, a Competing Proposal from any Third Party, the Company and the Company’s directors, officers, members of senior management, investment bankers and counsel may communicate with such Person to clarify the terms and conditions thereof so as to determine whether such inquiry, expression of interest, proposal, offer or Competing Proposal constitutes or could reasonably be expected to lead to a Superior Proposal. Any violation of this Section 6.5(a) by a Representative of the Company acting at the direction of any director, officer, member of senior management, investment banker or legal counsel of the Company shall be deemed to be a breach of this Section 6.5(a) by the Company.

(b) As promptly as reasonably practicable, and in any event within forty-eight (48) hours, after receipt by the Company or any of its Representatives of any Competing Proposal or any inquiry or request that would reasonably be expected to lead to any Competing Proposal, the Company shall deliver to Parent a written notice setting forth the material terms and conditions of any such Competing Proposal, inquiry or request, including the identity of the Person making such Competing Proposal, inquiry or request. The Company shall provide to Parent copies of any written documentation material to understanding such Competing Proposal which is received by the Company or its Subsidiaries or the Company’s directors, officers, members of senior management, investment bankers or outside counsel from the Third Party (or from any Affiliates or Representatives of such Third Party) making such Competing Proposal, inquiry or request. The Company shall keep Parent reasonably informed of any material development, amendment or modification to any such Competing Proposal, inquiry or request as promptly as is reasonably practicable (but in any event no later than two (2) Business Days) following the Company’s receipt in writing of such material development, amendment or modification.

(c) Notwithstanding anything to the contrary contained in this Agreement, at any time after the date hereof and prior to the earlier of receipt of the Requisite Stockholder Approval and the termination of this Agreement in accordance with its terms, in the event that the Company receives a Competing Proposal from any Person that did not result from a material breach of Section 6.5(a), the Company Board (or any committee thereof) and the Company and their respective Representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Person making such Competing Proposal and its Representatives or potential sources of financing and may otherwise take the actions contemplated by clauses (A) through (C) of Section 6.5(a) (other than the entry into an agreement prohibited by clause (B)), if the Company Board (or any committee thereof) determines in good faith (after consultation with the Company’s outside legal counsel and outside financial advisors) that such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal; provided that (i) prior to furnishing any material nonpublic information concerning the Company or its Subsidiaries, the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company, an executed confidentiality agreement with such Person containing confidentiality terms that are not materially less favorable in the aggregate to the Company than those contained in the Company Confidentiality Agreement (unless the Company offers to amend the Company Confidentiality Agreement to reflect such more favorable terms) and such confidentiality agreement does not contain provisions which prohibit the Company from providing any information to Parent in accordance with this Section 6.5 or that otherwise prohibits the Company from complying with the provisions of this Agreement, including this Section 6.5, it being understood that such confidentiality agreement need not contain a standstill provision or otherwise restrict the making, or amendment, of a Competing Proposal (and related communications) to the Company or the Company Board (such confidentiality agreement, an “Acceptable Confidentiality Agreement”) and (ii) any such material nonpublic information so furnished in writing shall be promptly (and in any event within forty-eight (48) hours) made available to Parent to the extent it was not previously made available to Parent or any of its Representatives.

(d) Except as otherwise provided in Section 6.5(e) or Section 6.5(f), the Company Board shall not (and no committee thereof shall) (i) withdraw, withhold, qualify, amend or modify, or propose publicly to withdraw, withhold, qualify, amend or modify, in a manner adverse to Parent or Acquisition Sub, the Company Recommendation or (ii) adopt, approve, declare advisable or recommend, or propose publicly to adopt, approve, declare advisable or recommend, to the Company’s stockholders any Competing Proposal (any such action described in clause (i) or (ii) being referred to as an “Adverse Recommendation Change”).

(e) Notwithstanding anything in this Agreement to the contrary, at any time prior to receipt of the Requisite Stockholder Approval, the Company Board (or any committee thereof) may make an Adverse Recommendation Change and authorize, adopt or approve a Competing Proposal and, with respect to such Competing Proposal constituting a Superior Proposal, cause or permit the Company to enter into a definitive agreement with respect to such Superior Proposal substantially concurrently with the termination of this Agreement pursuant to Section 8.1(c)(ii), if:

(i) a Competing Proposal (that did not result from a material breach of Section 6.5(a)) is made to the Company by a Third Party;

(ii) the Company Board (or committee thereof) determines in good faith (after consultation with the Company’s outside legal counsel and outside financial advisor) that (A) such Competing Proposal constitutes a Superior Proposal and (B) the failure to take such action with respect to such Competing Proposal would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law (it being agreed that such determination by the Company Board (or a committee thereof) under clause (A) or (B) above shall not, in itself, constitute an Adverse Recommendation Change);

(iii) the Company provides Parent at least three (3) Business Days’ prior written notice of the intention of the Company Board (or any committee thereof) to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) in response to such Competing Proposal (it being understood and agreed that any material amendment to the terms of the applicable Competing Proposal shall require a new notice but a shorter two (2) Business Day period), which notice shall include the material terms and conditions of such Competing Proposal, including the identity of the Person making such Superior Proposal and a copy of any proposed definitive agreement(s) relating to such Superior Proposal (it being agreed that neither the delivery of a Notice of Adverse Recommendation by the Company, nor any public announcement that the Company Board (or any committee thereof) has delivered such notice, shall, in itself, constitute an Adverse Recommendation Change);

(iv) upon the request by Parent, the Company has negotiated, and directed any of its applicable Representatives to negotiate, in good faith, with Parent and its Representatives during the foregoing three (3) Business Day period (or subsequent two (2) Business Day period) with respect to any adjustments to the terms and conditions of this Agreement and the Financing Commitments proposed in writing by Parent in written response thereto prior to the expiration of such three (3) Business Day-period; and

(v) after taking into account any adjustments to the terms and conditions of this Agreement and the Financing Commitments proposed in writing by Parent pursuant to clause (iv) above, the Company

Board (or any committee thereof) has determined in good faith, after consultation with the Company’s outside legal counsel and outside financial advisors, that (A) such Competing Proposal continues to constitute a Superior Proposal and (B) the failure to take such action with respect to such Competing Proposal would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, even if such changes proposed in writing by Parent were to be given effect; provided, that any material amendment to the terms of such Competing Proposal (whether or not in response to any changes proposed in writing by Parent pursuant to clause (iv) above) shall require a new Notice of Adverse Recommendation and an additional two (2) Business Day period from the date of such notice during which the terms of clause (iv) above and this clause (v) shall apply mutatis mutandis (other than the number of days).

(f) Notwithstanding anything in this Agreement to the contrary, other than in connection with a Competing Proposal (which shall be subject to Section 6.5(e)), at any time before the Requisite Stockholder Approval is obtained, the Company Board (or any committee thereof) may make an Adverse Recommendation Change (and nothing in this Agreement shall prohibit or restrict the Company Board (or any committee thereof) from effecting an Adverse Recommendation Change), if the Company Board (or committee thereof) determines in good faith (after consultation with the Company’s outside legal counsel and outside financial advisor) that an Intervening Event has occurred and the failure to make an Adverse Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law (it being agreed that such determination by the Company Board (or a committee thereof) shall not, in itself, constitute an Adverse Recommendation Change); provided, that (i) the Company Board (or committee thereof) provides to Parent a Notice of Adverse Recommendation in response to such Intervening Event, which Notice of Adverse Recommendation shall describe such Intervening Event in reasonable detail (it being agreed that neither the delivery of the Notice of Adverse Recommendation by the Company nor any public announcement that the Company Board (or any committee thereof) has delivered such notice shall, in itself, constitute an Adverse Recommendation Change); (ii) if requested by Parent, during the four (4) Business Day-period immediately after delivery of the Notice of Adverse Recommendation, the Company and its Representatives negotiate in good faith with Parent and its Representatives relating to adjustments to the terms and conditions hereof and the Financing Commitments proposed in writing by Parent in written response thereto and (iii) at the end of such four (4) Business Day-period and taking into account any changes to the terms hereof and the Financing Commitments proposed in writing by Parent, the Company Board (or any committee thereof) determines in good faith (after consultation with the Company’s outside legal counsel and outside financial advisor) that the failure to make such an Adverse Recommendation Change in response to such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law, even if such changes proposed in writing by Parent were to be given effect.

(g) Nothing in this Agreement shall restrict the Company or the Company Board (or any committee thereof) from (i) taking or disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) otherwise making disclosure (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) to the stockholders of the Company to comply with applicable Law so long as any such compliance reaffirms its recommendation of the transactions contemplated by this Agreement, except to the extent such action is permitted by Section 6.5(b) (it being agreed that a “stop, look and listen” communication by the Company Board (or committee thereof) to the Company’s stockholders as contemplated under the Exchange Act or a factually accurate public statement by the Company that describes the Company’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto shall be permitted and shall not be deemed to be an Adverse Recommendation Change or give rise to a Parent termination right pursuant to Section 8.1(d)(ii)).

(h) For purposes of this Agreement:

(i) “Competing Proposal” shall mean any proposal or offer made by any Person (other than Parent, Acquisition Sub or any of their respective Affiliates) or group of Persons as defined in

Section 13(d)(3) of the Exchange Act (A) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (x) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of more than twenty percent (20%) of any class of equity securities of the Company pursuant to a merger, reorganization, recapitalization, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction or (y) any one or more assets or businesses of the Company and its Subsidiaries that constitute more than twenty percent (20%) of the assets (based on the fair market value thereof as determined by the Company Board (or any committee thereof) in good faith), revenue or net income (as measured in accordance with GAAP) of the Company and its Subsidiaries, taken as a whole, or (B) with respect to any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or its Subsidiaries pursuant to which any Person or group of Persons would have beneficial ownership (as defined under Section 13(d) of the Exchange Act) of securities representing more than twenty percent (20%) of the total outstanding equity securities of the Company after giving effect to the consummation of such transaction.

(ii) “Superior Proposal” shall mean a Competing Proposal (with all references to “twenty percent (20%)” increased to “fifty percent (50%)”) made by a Third Party on terms that the Company Board (or any committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel and outside financial advisor and considering such factors as the Company Board (or any committee thereof) considers to be appropriate (including the conditionality and the timing and likelihood of consummation of such proposal), that, if consummated, would result in a transaction or series of related transactions that is more favorable to the Company’s stockholders than the transactions contemplated by this Agreement, taking into account all terms and conditions of such transaction (including any changes to the terms of this Agreement committed to by Parent to the Company in writing in response to such Competing Proposal under the provisions of Section 6.5(e) and including after taking into account any applicable Company Termination Fee and financial terms and the anticipated timing and prospects for completion of such transaction, including the prospects for obtaining regulatory approvals and financing).

(iii) “Intervening Event” shall mean any change, event, effect, circumstance, development or state of facts (each, an “Effect”) that, individually or in the aggregate, is material to the business or operations of the Company and its Subsidiaries, taken as a whole, that was not known or reasonably foreseeable to or by the Company Board prior to the Company’s execution and delivery of this Agreement (or if known, the consequences of which were not known or reasonably foreseeable to the Company Board as of the date of this Agreement), which Effect or state of facts becomes known (or the consequences become known) to or by the Company Board after the Company’s execution and delivery of this Agreement and prior to obtaining the Requisite Stockholder Approval; provided, however, that, in no event shall any of the following be an Intervening Event or be taken into account in determining whether an Intervening Event has occurred: (A) the receipt, existence or terms of a Competing Proposal, (B) any change, in itself, in the trading price or trading volume of Company Common Stock or (C) any failure, in itself, by the Company to meet, or the exceeding by the Company of, internal or published estimates or forecasts of revenues, earnings or other financial metrics (provided, that, with respect to the foregoing clauses (B) and (C), the underlying reasons for such change, failure or excess may constitute an Intervening Event and may be taken into account in determining whether an Intervening Event has occurred).

Section 6.6. Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and Acquisition Sub agree that all rights to exculpation, indemnification, contribution and advancement of expenses for facts, events, acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby and whether or not asserted before the Effective Time), now existing in favor of the current or former directors, officers or employees of (or in a comparable role with) the Company or any of its Subsidiaries or any other individual serving at the request of the Company or any of its Subsidiaries as a director or officer of (or in a comparable role with) another Person (the “D&O Indemnified Parties”), as the case may be, shall survive the Merger and shall continue in full force and effect in accordance with their terms (it being agreed that after the Effective Time such rights shall be mandatory rather than permissive, if applicable), and Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, perform such obligations thereunder. Parent shall cause the certificate of incorporation, bylaws or other organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to exculpation, indemnification, contribution, advancement of expenses and limitation of director, officer or employee (or comparable) liability that are no less favorable to the D&O Indemnified Parties with respect to the period prior to the Effective Time than those set forth in the Company’s and its Subsidiaries’ organizational documents as in effect immediately prior to the Effective Time, which provisions thereafter shall not, for a period of at least six (6) years from the Effective Time, be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

(b) Without limiting the foregoing, Parent shall (and Parent shall cause the Surviving Corporation to) (i) indemnify, defend and hold harmless each D&O Indemnified Party with respect to all facts, events, acts or omissions by them in their capacities as such at any time prior to and including the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby and whether or not asserted before the Effective Time), to the fullest extent that the Company or its Subsidiaries would be permitted by applicable Law; and (ii) pay in advance of the final disposition of any Action against any D&O Indemnified Party the fees and expenses (including reasonable attorneys’ fees) incurred in connection therewith by such D&O Indemnified Party upon receipt, if required by the DGCL, the Surviving Corporation’s organizational documents or any applicable indemnification agreement, of a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not permitted to be indemnified under applicable Law. Notwithstanding anything to the contrary contained in this Section 6.6(b) or elsewhere in this Agreement, Parent shall not (and Parent shall cause the Surviving Corporation not to) settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any Action, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by such Action from all liability arising out of such Action.

(c) For at least six (6) years after the Effective Time, (i) Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, maintain in full force and effect the coverage provided by the existing directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance in effect as of immediately prior to the Effective Time and maintained by the Company or any of its Subsidiaries, as applicable (collectively, the “Existing D&O Insurance Policies”), or provide substitute policies (with insurance carriers having an A.M. Best financial strength rating of least an “A”) for the Company and the D&O Indemnified Parties who are currently covered by such Existing D&O Insurance Policies, in either case, with limits and on terms and conditions no less advantageous to the D&O Indemnified Parties than the Existing D&O Insurance Policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby and (ii) Parent shall not, and shall not permit the Surviving Corporation or its other Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time (unless such beneficiary is not entitled to such recovery as a result of a final, non-appealable judicial determination under such insurance as a result of such beneficiary’s conduct). In lieu of such insurance, prior to the Effective Time, the Company (or, at the election of Parent, the Surviving Corporation) may purchase prepaid, non-cancellable six (6)-year “tail” directors’ and officers’ liability insurance, employment practices liability insurance and fiduciary liability insurance (“Tail Coverage”), effective as of the Effective Time, with limits and on terms and conditions no less advantageous to the D&O Indemnified Parties than the Existing D&O Insurance Policies, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (provided, that the aggregate annual premium for such “tail” insurance shall not, without the prior consent of Parent, exceed three-hundred percent (300%) of the aggregate annual premium paid for the Existing D&O Insurance Policies (the “Maximum Amount”); provided, further that if such insurance is not available or the annual premium for such insurance exceeds the Maximum Amount, then such Tail Coverage shall be the best coverage available for a cost not exceeding the Maximum Amount), and Parent shall cause the Surviving Corporation (or its applicable Subsidiaries) to maintain such Tail Coverage in full force and effect, without any modification, and continue to honor the obligations thereunder, in which event Parent shall cease to have any obligations under the first sentence of this Section 6.6(c). Any placement, replacement, cancellation, renewal, or extension of the Existing D&O Insurance Policies, including such Tail Coverage, required under this Section 6.6 (i) shall be negotiated, placed and finally bound by the insurance brokers selected and engaged by Parent, and (ii) such insurance brokers shall be designated as the “broker of record.” The Company and its insurance brokers shall reasonably cooperate and assist the newly appointed broker of record in connection with any such placement, replacement, cancellation, renewal, extension, or Tail Coverage required under this Section 6.6.

(d) In the event that Parent, the Surviving Corporation, any of the Company’s Subsidiaries or any of their successors or assigns shall (i) consolidate with or merge or amalgamate into any other Person and shall not be the continuing or surviving company or entity of such consolidation, merger or amalgamation or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall cause proper provision to be made so that the successor and assign of Parent, the Surviving Corporation, any such Subsidiary or all or substantially all of its or their properties and assets, as the case may be, assumes the obligations set forth in this Section 6.6.

(e) The D&O Indemnified Parties are third-party beneficiaries of this Section 6.6. The provisions of this Section 6.6 shall survive the Merger and are intended to be for the benefit of, and enforceable by, each D&O Indemnified Party and his or her successors, heirs or representatives. Parent and the Surviving Corporation shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.6 to the same extent and under the same conditions and procedures (and subject to the same conditions, including with respect to the advancement of expenses) as such D&O Indemnified Party is entitled on the date of this Agreement under or in respect of the organizational documents of the Company (or the corresponding organizational documents of any Subsidiary of the Company). The rights of each D&O Indemnified Party hereunder shall be in addition to, and not in limitation of, any other applicable rights such D&O Indemnified Party may have under the respective organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement, applicable Law or otherwise.

(f) Notwithstanding anything herein to the contrary, if any claim (whether arising before, at or after the Effective Time) is made against any of the D&O Indemnified Parties on or prior to the sixth (6th) anniversary of the Effective Time, the provisions of this Section 6.6 shall continue in effect until the final disposition of such claim. The provisions of this Section 6.6 shall not be amended in a manner that is adverse to any D&O Indemnified Party (including such D&O Indemnified Party’s successors, assigns and heirs, as applicable) without the consent of the D&O Indemnified Party (including the successors, assigns and heirs, as applicable) affected thereby.

Section 6.7. Notification of Certain Matters. During the Pre-Closing Period, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any written notice received by such party from any Person alleging that the Consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such Consent could reasonably be expected to be material to the Company, the Surviving Corporation or Parent, (b) any Action commenced against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relates to this Agreement or the transactions contemplated by this Agreement (including the Merger) or (c) the existence of any event or circumstance that would reasonably be expected to cause any condition to the obligations of any party hereto to effect the transactions contemplated by this Agreement not to be satisfied prior to the Termination Date. This Section 6.7 shall not apply to (i) Antitrust Laws or the process for obtaining FINRA Approval, each of which is governed by Section 6.3, (ii) notification procedures relating to a Competing Proposal, which are governed by Section 6.5, or (iii) stockholder related Actions, which are governed by Section 6.19. Any such notice pursuant to this

Section 6.7 shall not affect any representation, warranty, covenant or agreement contained in this Agreement and any failure to make such notice (in and of itself) shall not be taken into account in determining whether the conditions set forth in Article VII have been satisfied or give rise to any right of termination set forth in Article VIII.

Section 6.8. Public Announcements. Except as otherwise contemplated by Section 6.5 or in connection with any dispute among the parties hereto regarding this Agreement, the Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, and none of the parties hereto shall, and each of the parties hereto shall cause its Affiliates and Representatives acting on its behalf not to, issue any such press release or make any public statement prior to obtaining the written (email being sufficient) consent of the other parties hereto (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that the restrictions set forth in this Section 6.8 (including any obligation to obtain advance consent) shall not apply to any press release, public statement or other announcement issued or made, or proposed to be issued or made, by the Company or its Representatives (a) in connection with a Competing Proposal, Superior Proposal, Adverse Recommendation Change or Intervening Event, (b) as may be required by Law, Order, fiduciary duties of the Company Board or obligations pursuant to applicable stock exchange rule or any listing agreement (and in such event, to the extent permitted by Law, such party shall use its reasonable best efforts to allow each other party reasonable time to comment on such release or statement) or (c) that is consistent in all material respects with public disclosures or prior communications previously consented to by Parent in accordance with this Section 6.8 or otherwise made consistent with this Section 6.8, including investor conference calls, filings with the SEC, Q&As or other publicly disclosed documents, in each case, to the extent such disclosure is still accurate. In addition, the Company may, without Parent’s or Acquisition Sub’s consent, communicate to its employees, customers, suppliers, consultants and any other Covered Persons, and nothing in this Section 6.8 shall limit such communications by the Company and its Representatives; provided that such communication is consistent with prior communications of the Company or any communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan. The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint release in the form mutually agreed by the Company and Parent. For the avoidance of doubt, any public filings providing notice to or seeking Consent from any Governmental Authority made pursuant to Section 6.3 shall be governed by Section 6.3 and not this Section 6.8. Nothing in this Section 6.8 shall restrict or prohibit Parent or any of its Subsidiaries or Affiliates from making any disclosure, announcement or other communication as may be required by Law or Order (and in such event, Parent or such Subsidiary or Affiliate shall use its reasonable best efforts to allow the Company reasonable time to comment on such release or statement). If, in connection with a marketing effort contemplated by the Debt Commitment Letter, Parent reasonably requests (reasonably in advance of any requested filing) that the Company file a report on Form 8-K pursuant to the Exchange Act that contains material nonpublic information regarding the Company and its Subsidiaries or their business, which information is necessary or customary to include in such an offering memorandum or other marketing materials for the Debt Financing and Parent reasonably determines (and the Company does not unreasonably object) to include in an offering memorandum or other marketing materials for the Debt Financing, unless the Company reasonably objects (including because the Company determines, in good faith, that the disclosure of such information would be detrimental to the Company and its Subsidiaries), then the Company shall file such report on Form 8-K.

Section 6.9. Employee Benefits.

(a) Employees of the Company or its Subsidiaries immediately prior to the Effective Time who remain employees of Parent, the Surviving Corporation or any of their Affiliates following the Effective Time are hereinafter referred to as the “Continuing Employees”. For the period commencing at the Effective Time and ending one year after the Effective Time (such period, the “Continuation Period”), or such shorter period during which the Continuing Employee remains in continued employment with the Company or its Subsidiaries, Parent shall, or shall cause the Surviving Corporation or any of their respective Affiliates to, provide for each Continuing Employee (i) at least the same base salary and wage rate provided to such Continuing Employee immediately prior to the Effective Time, (ii) target short-term cash bonus opportunities that are substantially comparable in the aggregate to the target short-term cash bonus opportunities provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time (for the avoidance of doubt, in each case, excluding one time or special non-ordinary incentive compensation opportunities payable in connection with, or a result of, the transactions contemplated by this Agreement, and equity, equity-based, retention, long-term incentive compensation, retention, and non-qualified deferred compensation), and (iii) tax-qualified retirement and group welfare benefits (excluding equity, equity-based, retention and long-term incentive compensation, non-qualitied deferred compensation, retiree health or welfare and defined benefit pension benefits) that are substantially comparable in the aggregate to either, at Parent’s discretion, (x) those provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time or (y) those provided to similarly-situated employees of Parent and its Subsidiaries from time to time. Without limiting the generality of the foregoing, during the Continuation Period, Parent shall provide, or shall cause the Surviving Corporation or any of their respective Affiliates to provide, severance payments and benefits to each eligible Continuing Employee whose employment is terminated by the Surviving Corporation or any of its respective Affiliates without “cause” (as reasonably determined by Parent or its Affiliates) during such period that are substantially comparable to the severance payments and benefits that such Continuing Employee would have been eligible to receive, if any, upon a termination of employment without “cause” under the severance plan, policy, practice or arrangement sponsored or maintained by the Company or any of its Subsidiaries and set forth on Section 6.9(a) of the Company Disclosure Letter in accordance with the terms of such arrangement as in effect on the date hereof; provided that such Continuing Employees may be required to execute a release of claims in a form provided or approved by Parent in connection with such Continuing Employees’ receipt of such severance payments and benefits.

(b) Parent hereby acknowledges that consummation of the Merger will constitute a “change in control” (or similar term) of the Company under the terms of the Company Benefit Plans, as applicable. Parent shall provide, or shall cause the Surviving Corporation or any of its Affiliates to provide, each Continuing Employee who participates in the Company’s annual cash incentive program for the 2023 calendar year a payment (if unpaid prior to the Effective Time) no less than that due with respect to such Continuing Employee’s annual bonus under such program in accordance with the terms thereof determined based on actual achievement of target performance goals for the 2023 calendar year as determined by the Company Board (prior to Closing, provided that if discretion is required for any determination, such discretion will be exercised after disclosing the issue to be determined to Parent and considering Parent’s feedback thereon in good faith), and pro-rated to reflect the period of time between January 1, 2023 and the Closing Date, with such payment to be made at the same time annual bonuses would normally be paid during the 2024 calendar year based on the historical practice of the Company (or earlier to the extent required by Law upon a Continuing Employee’s involuntary termination of employment), and subject to the terms of such annual cash incentive program for the 2023 calendar year.

(c) For all purposes where length of service is relevant under any health or welfare benefit, paid time off, severance or qualified retirement plan, policy, practice or arrangement of Parent (other than retiree health or welfare or defined benefit pension plans), the Surviving Corporation or any of their respective Subsidiaries providing benefits to any Continuing Employees after the Effective Time (collectively, the “New Plans”), Parent shall use commercially reasonable efforts to cause the Continuing Employees who are eligible participants under such New Plans to receive credit for service with the Company and its Subsidiaries (and any respective predecessors) to the same extent such service credit was granted under the corresponding Old Plan, except (1) to the extent any such service credit would result in the duplication of benefits, (2) for benefit accrual under defined benefit pension plans, (3) for purposes of qualifying for subsidized early retirement benefits, or (4) for purposes of any equity-incentive plan or nonqualified deferred compensation plan. In addition and without limiting the generality of the foregoing, Parent shall use commercially reasonable efforts to cause: (i) each Continuing Employee to be immediately eligible to participate, without any waiting time or satisfaction of any other eligibility requirements, in any and all New Plans to the extent that (A) coverage under such New Plan replaces coverage under a Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (collectively, the “Old Plans”) and (B) such Continuing Employee has satisfied all waiting time and other eligibility requirements under the Old Plan being replaced by the New Plan and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision or other welfare benefits to any Continuing Employee, Parent shall use commercially reasonable efforts to cause (A) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents to the extent such conditions were inapplicable or waived under the comparable Old Plan and (B) any expenses incurred by any Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Continuing Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan (in each case, except for benefit accruals under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits). For the avoidance of doubt, any service referred to in this Section 6.9(c) shall not be recognized for purposes of any equity plans of Parent or any of its Affiliates.

(d) Prior to making any written communications to the Continuing Employees pertaining to compensation or benefits matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall incorporate any reasonable comments received from Parent (or its counsel) (if any are received during such reasonable period of time (which in all events shall not be less than three (3) Business Days after receipt from the Company)) in good faith.

(e) Upon Parent’s reasonable request from time to time prior to Closing, the Company shall, within a reasonable period of time following receipt of such request (but in no event more than three (3) Business Days following such request), provide Parent with the then-most recent calculations relating to Section 280G of the Code and the transactions contemplated by this Agreement, and copies of any reasonable back-up information relating to such calculations, including any non-compete valuations.

(f) Notwithstanding anything in this Section 6.9 to the contrary, nothing in this Agreement, whether express or implied, shall (i) be treated as an amendment or other modification of any Company Benefit Plan, New Plan or any other employee benefit plans of the Company or Parent, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Benefit Plan in accordance with its terms, (iii) require Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, to continue to employ any Continuing Employee for any period of time, or (iv) create any third-party beneficiary rights in any director, officer, employee or individual Person, including any present or former employee, officer, director or individual independent contractor of the Company or any of its Subsidiaries (including any beneficiary or dependent of such individual).

Section 6.10. Conduct of Business by Parent Pending the Merger. Parent and Acquisition Sub covenant and agree with the Company that during the Pre-Closing Period, Parent and Acquisition Sub shall not amend or otherwise change any of the organizational documents of Acquisition Sub, except as may be agreed in writing by the Company and except for any amendments or changes as would not reasonably be expected to prevent, delay or impair the ability of Parent and Acquisition Sub to consummate the Merger and the other transactions contemplated by this Agreement.

Section 6.11. Financing.

(a) Each of Parent and Acquisition Sub shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to: (i) comply with and maintain in full force and effect the Financing Commitments in accordance with the terms and subject to the conditions thereof, (ii) negotiate, enter into and deliver (and cause its controlled Affiliates to negotiate, enter into and deliver) definitive agreements with respect to the Debt Financing (which, with respect to the bridge facility documentation, shall not be required until reasonably necessary in connection with the funding of the Debt Financing) on the terms and conditions set forth in the Financing Commitments (including any “flex” and securities demand provisions applicable to the Debt Financing), (iii) satisfy, on a timely basis, all conditions to the availability of the Debt Financing to the extent within Parent’s or Acquisition Sub’s or their respective Affiliates’ control and applicable to Parent or Acquisition Sub, (iv) consummate the Debt Financing in an amount necessary, together with cash and cash equivalents of Parent and its Subsidiaries, to satisfy the Funding Obligations at or prior to the Closing, (v) enforce their rights under the Financing Commitments and the definitive agreements related to the Debt Financing, and (vi) otherwise keep the Company reasonably informed of the status of its efforts to arrange the Debt Financing.

(b) Neither Parent nor its controlled Affiliates shall agree to or permit any amendments, supplements, replacements or other modifications to, obtain any replacement of, or grant any waivers of, any condition, remedy or other provision under the Debt Financing (other than to effect any “flex” or securities demand provisions set forth in the Debt Commitment Letter) without the prior written consent of the Company if such amendments, supplements, replacements, waivers or modifications would reasonably be expected to (i) reduce the aggregate amount of the Debt Financing or the net cash proceeds available from the Debt Financing (including, in each case, by changing the amount of fees or other amounts to be paid (including original issue discount) with respect to the Debt Financing) below an amount necessary to satisfy the Funding Obligations, (ii) impose new or additional conditions or contingencies to the Debt Financing or otherwise expand, amend or modify any of the conditions or contingencies to the Debt Financing or (iii) otherwise expand, amend, waive or modify any provisions of, or remedies under, the Debt Commitment Letter in a manner that would reasonably be expected to (x) prevent or delay the funding of the Debt Financing (or the satisfaction of the conditions to the Debt Financing) at the Closing or impair the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement or (y) adversely impact the ability of Parent to enforce its rights against the Debt Financing Sources or any of the other parties to the Financing Commitments or the definitive agreements with respect thereto (the foregoing clauses (i) through (iii), the “Prohibited Actions”). For the avoidance of doubt, subject to compliance with the other provisions of this Section 6.11 and so long as such amendment, supplement, replacement or other modification is not accompanied by changes that would constitute a Prohibited Action, Parent may, without the consent of the Company, (1) amend, supplement or otherwise modify the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or other Debt Financing Sources that have not executed the Debt Commitment Letter as of the date hereof and to grant to such Debt Financing Sources such approval rights as are customarily granted to additional lenders, lead arrangers, bookrunners, syndication agents or similar entities, (2) amend the definitive agreements with respect to the Debt Financing to give effect to any “flex” terms contained in the Debt Commitment Letter, (3) amend titles, allocations and fee sharing arrangements with respect to existing and additional Debt Financing Sources and (4) increase the amount of the Debt Financing. Parent shall not permit, release or consent to the withdrawal, termination, repudiation or rescission of the Financing Commitments or any definitive agreement with respect to the Debt Financing and shall not release or consent to the termination of the obligations of any Debt Financing Source, in each case, if the effect thereof would be to cause the Debt Financing to be below an amount necessary to satisfy the Funding Obligations, in each case, without the prior written consent of the Company. For purposes of this Agreement, references to “Debt Financing” shall include the financing contemplated by the Debt Commitment Letter, as hereafter amended, supplemented, replaced or modified, to the extent such amendment, supplementation, replacement or modification is not prohibited by this Section 6.11(b), and references to “Debt Commitment Letter”, “Debt Financing Sources” or “Debt Financing” shall include such documents (including any indenture, amendment or other document or instrument entered into after the date hereof solely to effect the Debt Financing but excluding the Parent Credit Agreement and the Parent Indenture and any amendment to either of the foregoing that is not entered into for the purpose of effecting the Debt Financing, the “Debt Financing Definitive Documents”) (or commitments or financing sources, as applicable), as hereafter amended, modified, supplemented or replaced, to the extent not prohibited by this Section 6.11(b). In the event Parent or Acquisition Sub enters into an amendment, supplement, replacement or modification not prohibited by this Section 6.11(b), it shall, promptly thereafter, but in any event within two (2) Business Days, provide fully executed copies of such amendment, supplement, replacement or modification to the Company (and, in the case of any amendment, supplement, replacement or modification of any fee letter(s), with such fee letter(s) permitted to be redacted in the same manner contemplated by Section 5.8(a)).

(c) In no event shall Parent or Acquisition Sub or any of their Affiliates prohibit or seek to prohibit any bank or investment bank or other potential provider of debt or equity financing, including the Lenders, from providing or seeking to provide financing or financial advisory services to any Person in connection with a transaction relating to the Company or its Subsidiaries or in connection with the Merger or the other transactions contemplated hereby.

(d) In the event (i) all or any portion of the Debt Financing necessary to satisfy the Funding Obligations becomes or would reasonably be expected to become unavailable in the manner or from the sources contemplated by the Debt Commitment Letter (including any “flex” and securities demand provisions applicable thereto), (ii) Parent or Acquisition Sub becomes aware of any event or circumstance that would reasonably be expected to make the full amounts or any portion of the Debt Financing unavailable on the terms and conditions contemplated in the Debt Commitment Letter or (iii) any definitive agreement with respect to the Debt Financing shall expire or be withdrawn, terminated, repudiated or rescinded, in whole or in part, for any reason and as a result the Funding Obligations will not be satisfied at or prior to Closing, Parent and Acquisition Sub shall, within two (2) Business Days after the occurrence of such event, notify the Company in writing thereof and promptly after the occurrence of such event, use reasonable best efforts to arrange and obtain alternative financing to the extent available (after taking into consideration the amount of the Debt Financing that is available and the available cash and cash equivalents of Parent and its Subsidiaries) from the same or alternative financial institutions in an amount sufficient to enable Parent and Acquisition Sub to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement, which alternative financing does not contain any conditions or terms that would reasonably be expected to prevent, delay or impair the ability of Parent and Acquisition Sub to obtain the Debt Financing or consummate the transactions contemplated hereby as compared to the conditions and other terms set forth in the Debt Commitment Letter as of the date hereof (as amended in accordance with Section 6.11(b)), taking into account any flex provisions thereof as promptly as practicable following the occurrence of such event (the “Alternative Financing”). For purposes of this Agreement, references to “Debt Financing” shall include the financing contemplated by any Alternative Financing to the extent permitted by this Section 6.11(d), and references to “Debt Commitment Letter”, “Debt Financing Sources”, or “Debt Financing” shall include such documents (including the Debt Financing Definitive Documents) (or commitments or financing sources, as applicable) in connection with any Alternative Financing to the extent permitted by this Section 6.11(d).

(e) Each of Parent and Acquisition Sub expressly acknowledges and agrees that neither the availability, the terms nor the obtaining of the Debt Financing, nor the completion of any issuance of securities contemplated by the Debt Commitment Letter, is in any manner a condition to the Merger, the Closing or the obligations of Parent and Acquisition Sub to consummate the transactions contemplated hereby, and reaffirms its obligation to consummate the Merger and the other transactions contemplated by this Agreement irrespective and independently of the availability of the Debt Financing, or the completion of any such issuance, subject to the applicable conditions set forth in Section 7.1 and Section 7.2.

(f) Parent and Acquisition Sub shall (i) furnish the Company with executed copies of the definitive financing documents for the Debt Financing (but, in the case of any fee letter or amendment thereto, subject to the redaction of such fee letter in a manner consistent with Section 5.8(a)), (ii) give the Company prompt written notice of any (A) material breach or default or any event that, with or without notice, lapse of time or both, would (or would reasonably be expected to) give rise to any material default or breach by any party to the Debt Commitment Letter of which Parent or Acquisition Sub has Knowledge, including the receipt of any written notice or other written communication from any Debt Financing Source with respect to any material breach or default (or alleged material breach or default) by any party to the Debt Commitment Letter, (B) material dispute or disagreement between or among any parties to the Debt Commitment Letter (but excluding ordinary course negotiations between the parties to the Debt Commitment Letter) or (C) withdrawal, repudiation or termination of the Debt Commitment Letter or threatened in writing withdrawal, repudiation or termination thereof, and (iii) notify the Company promptly (and in any event within two (2) Business Days) in writing if for any reason Parent or Acquisition Sub no longer believes in good faith that it will be able to obtain all or any portion of the Debt Financing necessary to satisfy the Funding Obligations on the terms described in the Debt Commitment Letter (including any “flex” and securities demand provisions applicable to the Debt Financing). As soon as reasonably practicable, but in any event within three (3) Business Days following the date the Company delivers to Parent a written request, Parent shall provide any information reasonably requested by the Company in writing relating to any circumstance referred to in the immediately preceding sentence.

Section 6.12. Financing Cooperation.

(a) From the date of this Agreement through the earlier of the Closing and the termination of this Agreement, the Company shall use reasonable best efforts to, and shall cause its Subsidiaries to use their reasonable best efforts to, subject to Parent’s reimbursement obligations set forth in Section 6.12(d), provide customary cooperation as reasonably requested by Parent or Acquisition Sub to assist Parent and Acquisition Sub in connection with the arrangement of any Debt Financing for purposes of consummating the Merger or as is otherwise reasonably requested by Parent or Acquisition Sub in connection to Parent’s efforts to obtain the Debt Financing. Such cooperation shall include using reasonable best efforts to:

(i) furnish, or cause to be furnished to, Parent, Acquisition Sub and its Debt Financing Sources (x) the Required Information that is Compliant, (y) within (18) Business Days after the relevant quarter, customary “flash” or “recent development” financial information (which may be provided in a reasonable range or estimate and may be provided on a non-GAAP basis) for any fiscal quarter ending after the date hereof and prior to the Closing and (z) such other financial and other pertinent historical information pertaining to the Company and its Subsidiaries reasonably necessary for inclusion in confidential information memoranda and/or an offering memorandum for private placements of non-convertible high-yield debt securities in a Rule 144A-for-life offering customarily included in marketing materials for financings similar to the Debt Financing, as reasonably requested by Parent; provided, that neither the Company nor any of its Subsidiaries shall be required to provide any such information pursuant to this subclause (z) that is not reasonably available to the Company under its current reporting systems, that the Company is not reasonably able to produce without undue burden or expense at such time or to the extent that the provision thereof would violate any Law, or any obligation of confidentiality binding upon, or waive any privilege that may be asserted by the Company or its Subsidiaries of any of the foregoing unless any such information would be required to ensure that the information provided pursuant to this subclause (z) would not contain any untrue statement of a material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading;

(ii) provide Parent with all historical financial information as it pertains to the Company and its Subsidiaries necessary for Parent to prepare the pro forma financial statements required by paragraph 5 of Exhibit D of the Debt Commitment Letter; provided, that neither the Company nor any of its Subsidiaries or representatives shall be required to provide any information or assistance relating to (A) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing, or (C) any adjustments that are not related to the acquisition of the Company and its Subsidiaries;

(iii) prepare for and participate in (through management with appropriate seniority and expertise) a reasonable number of lender meetings, presentations, road shows, lender presentations, customary marketing and due diligence sessions related thereto, rating agency meetings and other customary syndication activities in connection with the Debt Financing, in each case, (x) upon reasonable advance notice, during normal business hours and at mutually agreed times and (y) solely with respect to information relating to the Company (to the extent related to its business) and its Subsidiaries.

(iv) assist Parent and the Debt Financing Sources (and, in the case of clause (y) below, notwithstanding if such information otherwise constitutes Excluded Information) in Parent’s preparation of (x) any materials for rating agency presentations and the preparation of any offering documents, private placement memoranda, bank information memoranda and similar documents customarily required in connection with the Debt Financing and providing reasonable cooperation with the due diligence efforts of the Debt Financing Sources, in each case, to the extent reasonable and customary and (y) customary reconciliations of any non-GAAP metrics to the nearest GAAP metrics and customary high-level guarantor/non-guarantor financial metrics, in each case of the type customarily included in an offering memorandum for private placements of non-convertible high-yield debt securities in a Rule 144A-for-life offering;

(v) direct the independent auditors of the Company to assist and cooperate with Parent in connection with the Debt Financing, including by (A) providing consent to offering memoranda that include or incorporate the Company’s consolidated financial information and their reports thereon and letters to provide “comfort” customary for senior high-yield debt securities (including customary “negative assurance” comfort) with respect to financial information relating to the Company and its Subsidiaries and (B) attending a reasonable number of accounting due diligence sessions in connection with the Debt Financing;

(vi) ensure (x) that an officer of the Company executes prior to the Closing customary “authorization” letters (including customary representations with respect to the absence of material non-public information in the public-side versions of documents and the absence of material misstatements or omissions, so long as the Company has been provided with drafts of such documents within a reasonable period of time prior to the requested execution of the letter to which such representations relate) in connection with bank information memoranda authorizing the distribution of information to prospective lenders and (y) the delivery of customary CFO and similar certificates and certificates with respect to certain financial information in the offering documents to the extent not otherwise covered by letters to provide “comfort” described above, in each case, with respect to financial information customarily covered in such certificates;

(vii) deliver at least four (4) Business Days prior to the Closing Date information and documentation related to the Company and its Subsidiaries required and reasonably requested in writing by Parent or Acquisition Sub at least eight (8) Business Days prior to the Closing Date with respect to compliance under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent required by the Debt Commitment Letter;

(viii) solely with respect to the Company and its Subsidiaries, facilitate the pledging of, granting a security interest in and obtaining, perfection of any Liens on, collateral required in connection with the Debt Financing, in each case to the extent reasonably requested by Parent; and

(ix) provide other customary cooperation with respect to any portion of the Debt Financing, in each case as may be reasonably requested by Parent.

(b) The cooperation and other obligations contemplated by Section 6.12(a) shall not (A) require any action that would (or would reasonably be expected to) (i) cause any representation or warranty in this Agreement to be breached or (ii) cause any condition to Closing to fail to be satisfied or otherwise cause any breach of this Agreement, (B) require the Company or any of its Subsidiaries or their respective Representatives to (i) other than with respect to the authorization letter and CFO and similar certificates contemplated by Section 6.12(a)(vi) and the “know-your-customer” information referred to in Section 6.12(a)(vii) (provided that such customary authorization letters (or the bank information memoranda in which such letters are included) shall include customary language that exculpates the Company, each of its Subsidiaries and their respective Representatives and Affiliates from any liability in connection with the unauthorized use by the recipients thereof of the information set forth in any such bank confidential information memoranda or similar memoranda or report distributed in connection therewith) (such documents, the “Applicable Documents”), execute, deliver, enter into, approve or perform any agreement, commitment, document or instrument, or modification of any agreement, commitment, document or instrument, (ii) deliver or cause the delivery of any legal opinions or reliance letters or any certificate as to solvency or any other certificate in connection with the Debt Financing (excluding the Applicable Documents), (iii) adopt any resolutions, execute any consents or otherwise take any corporate or similar action or deliver any certificate (other than the Applicable Documents), in connection to the Debt Financing or the incurrence of indebtedness thereby or (iv) pay any commitment or other similar fee, incur or reimburse any costs or expenses or incur any liability or obligation of any kind or give any indemnities prior to the Closing in connection with the Debt Financing that is not subject to Parent’s reimbursement obligation set forth in Section 6.12(d), (C) require the Company or any of its Subsidiaries or their respective Affiliates and Representatives to deliver any certificate or take any action pursuant to Section 6.12(a) if doing so would reasonably be expected to cause any director, officer or employee or stockholder of the Company or such Subsidiary, Affiliate or Representative to incur personal liability, (D) require the Company or any of its Subsidiaries to provide, or cause to be provided, any information the disclosure of which is prohibited or restricted under a Company Material Contract, (E) require the Company or any of its Subsidiaries to take any action that will conflict with or violate its organizational documents or any Laws (in any material respects) or result in a violation or breach of, or default under, any Company Material Contract (in any material respects), (F) unreasonably interfere with the ongoing operations of the Company and its Subsidiaries or (G) prepare or deliver any Excluded Information or any financial statements other than the Required Information; it being understood that under no circumstances shall the Company and its Subsidiaries be required to provide pro forma financial information, projections or other pro forma adjustments, all of which shall be the responsibility of Parent and Acquisition Sub; provided that, with respect to (D) and (E), the Company will inform Parent of the general nature of the document or information being withheld and use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of such Company Material Contract.

(c) All non-public or other confidential information provided by the Company to Parent or its Affiliates pursuant to this Section 6.12 shall be (i) kept confidential in accordance with the Company Confidentiality Agreement or (ii) subject to the other customary confidentiality undertakings for transactions of the type of the Debt Financing.

(d) On the Closing Date or promptly following the termination of this Agreement, Parent shall reimburse the Company for any reasonable and documented out-of-pocket expenses and costs (including reasonable and documented outside attorneys’ fees and disbursements) incurred in connection with the Company’s or its Affiliates’ or Representatives’ obligations under this Section 6.12; provided, that Parent shall not be required to reimburse the Company for costs and expenses with respect to financial statements, financial information or other materials prepared prior to the date hereof or, after the date hereof, that the Company already prepared or was being prepared by the Company in the ordinary course of business notwithstanding this Section 6.12. Parent shall indemnify and hold harmless the Company, its Affiliates and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented outside attorneys’ fees and disbursements), interest, awards, judgments and penalties suffered or incurred by any of them as a result of, or in connection with, (i) such cooperation, (ii) the Debt Financing, (iii) any information used in connection with the Debt Financing (other than information included in filings made by the Company with the SEC under Form 10-K, Form 10-Q or Form 8-K) and (iv) any action taken by any of them at the request of Parent or Acquisition Sub pursuant to this Section 6.12 or otherwise in accordance with this Section 6.12, except, in each case, to the extent such liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, and penalties arose from the fraud, gross negligence or willful misconduct by of the Company, its Affiliates or any of their respective Representatives, as determined in a final, non-appealable judgment of a court of competent jurisdiction. The Company hereby consents to the customary use of the Company’s and its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used in a manner that is not intended to or reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or its Subsidiaries.

(e) Notwithstanding anything herein to the contrary, the condition set forth in Section 7.2(b), as it applies in respect of the Company’s obligations under this Section 6.12, shall be deemed satisfied unless Parent and Acquisition Sub fail to obtain the Debt Financing, and such failure was the direct result of the Company’s Intentional Breach of its obligations under this Section 6.12.

Section 6.13. Repayment of Indebtedness. In connection with, and conditioned upon the Effective Time, Parent shall (or shall cause an Affiliate of Parent to) provide to the agents under the Existing Credit Agreement specified in the Payoff Letter immediately available funds in an amount equal to the Debt Payoff Amount no later than the Effective Time and in accordance with the Payoff Letter. The Company shall not later than the date that is two (2) Business Days prior to the Closing Date, provide Parent with a customary payoff letter (the “Payoff Letter”) from the agents on behalf of the financial institutions or other lenders party to the Existing Credit Agreement, which Payoff Letter (x) need not be executed by such agents until the Closing Date and (y) shall set forth the aggregate amount required to satisfy in full all such indebtedness of the Company or any of its Subsidiaries (including the pledge or deposit of cash collateral or issuance of backstop letters of credit in respect of the Company’s or any of its Subsidiaries’ existing letters of credit) to be discharged at the Closing, including accrued interest thereon and all fees and other obligations (including penalties or other charges or amounts that become payable thereunder as a result of the prepayment thereunder or the consummation of the transactions contemplated at the Closing or that may become due and payable at the Effective Time) of the Company or any of its Subsidiaries thereunder (the “Debt Payoff Amount”), together with payoff instructions for making such payment on the Closing Date and shall cause all Liens, guarantees and other obligations arising under the Existing Credit Agreement and related to the Debt Payoff Amount to be terminated upon receipt of the Debt Payoff Amount in accordance with the Payoff Letter.

Section 6.14. Acquisition Sub; Parent Affiliates.

(a) During the Pre-Closing Period, Parent shall take all actions necessary to (i) cause Acquisition Sub and any other applicable Affiliates of Parent to perform their respective obligations under this Agreement and (ii) ensure that, prior to the Effective Time, Acquisition Sub shall not engage in any activity, conduct any business, incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement or in furtherance of the transactions contemplated by this Agreement and the Debt Financing. Any Consent or waiver by Parent under this Agreement shall be deemed to also be a Consent or waiver by Acquisition Sub.

(b) Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Acquisition Sub of, and the compliance by Acquisition Sub with, all of the covenants, agreements, obligations and undertakings of Acquisition Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Acquisition Sub hereunder. Parent shall, immediately following the execution and delivery of this Agreement, approve this Agreement in its capacity as sole stockholder of Acquisition Sub in accordance with applicable Law and the certificate of incorporation and bylaws of Acquisition Sub.

Section 6.15. No Control of the Company’s Business. Nothing contained in this Agreement is intended to give Parent, Acquisition Sub or any of their respective Affiliates, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, including Section 6.1, complete control and supervision over its and its Subsidiaries’ operations.

Section 6.16. Rule 16b-3 Matters. Notwithstanding anything in this Agreement to the contrary, prior to the Effective Time, the Company may take such further actions, if any, as may be reasonably necessary or appropriate to ensure that the dispositions of equity securities of the Company (including any derivative securities) pursuant to the transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section 16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.17. Stock Exchange Matters. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do all things reasonably necessary, proper or advisable on its part under applicable laws, rules and policies of NASDAQ to enable (a) the delisting of the Company Common Stock from NASDAQ and the termination of trading of the Company Common Stock as soon as practicable after the Effective Time and (b) the deregistration of the Company Common Stock under the Exchange Act as soon as practicable after the Effective Time; provided that such delisting and termination shall not be effective until after the Effective Time.

Section 6.18. Advisory Client Consents. The Company shall cause the Registered Advisers to notify, as promptly as practicable, following the date hereof, their respective Advisory Clients in writing of the transactions contemplated by this Agreement and use their respective commercially reasonable efforts to seek the consent of each such Advisory Client, in accordance with the requirements of its Advisory Contract and Law, to the deemed “assignment” (as defined in the Investment Advisers Act) of such Advisory Contract resulting from the change in ownership of the applicable Registered Adviser(s) upon the consummation of the transactions contemplated hereby (it being understood that, except to the extent the applicable Advisory Contract or Law requires affirmative or written consent to such assignment, the implied or “negative” consent of the applicable Advisory Client to such assignment shall be deemed sufficient upon the expiration of the greater of any applicable time period set forth in the applicable Advisory Contract or the consent notice (which shall reflect a time period of at least sixty (60) days)). For the avoidance of doubt, under no circumstances shall the Company or any of its Subsidiaries be required to make any payment or provide any other benefit to any Advisory Client to obtain such Advisory Client’s consent, and the failure to obtain any such consent shall not, individually or in the aggregate, constitute the failure to satisfy any condition to the obligation of any party hereto to consummate the transactions contemplated by this Agreement under Article VII. Parent shall cooperate with the Company and its Subsidiaries in connection with the obtaining of Advisory Client consents as contemplated by this Section 6.18; provided, that prior to any distribution of any form of Advisory Client consent, the Company will provide Parent the opportunity to review and comment upon, any such materials, and the Company will revise such materials to reflect any reasonable comments that Parent timely provides.

Section 6.19. Stockholder Litigation. During the Pre-Closing Period, the Company shall (a) control the defense and settlement of any stockholder-related Action against the Company or its Subsidiaries or their respective officers, directors or other Representatives, in their capacity as such, relating to the Merger or any of the other transactions contemplated by this Agreement and (b) to the extent practicable under the circumstances, keep Parent reasonably informed with respect to any material developments regarding the defense of any Action brought by stockholders of the Company against the Company or its directors, officers or other Representatives arising out of or relating to the transactions contemplated by this Agreement after the date of this Agreement; provided, that, during the Pre-Closing Period, the Company shall not, except with the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), offer to settle or settle or compromise any such stockholder litigation where the amount paid in settlement or compromise, in each case, would be in excess of the dollar limits in the Company’s existing directors’ and officers’ liability insurance policy.

Section 6.20. Takeover Laws. Each of the parties hereto shall use all reasonable efforts (a) to take all action necessary so that no Takeover Law is or becomes applicable to restrict or prohibit this Agreement, the Merger or the other transactions contemplated by this Agreement and (b) if any Takeover Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, to take all action necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize (to the greatest extent possible) the effects of such Takeover Law on this Agreement, the Merger and the other transactions contemplated by this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

Section 7.1. Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to consummate the Merger are subject to the satisfaction or (to the extent not prohibited by Law) waiver by the Company, Parent and Acquisition Sub at or prior to the Effective Time of the following conditions:

(a) the Requisite Stockholder Approval shall have been obtained;

(b) the FINRA Approval shall have been obtained; provided, that notwithstanding the foregoing, the FINRA Approval shall not be required at or prior to the Effective Time if (i) thirty (30) calendar days have elapsed after FINRA has declared in writing (.pdf or email being sufficient) the 1017 Application filing “substantially complete” and such 1017 Application shall not have been rejected by FINRA; (ii) in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger, the Registered Broker-Dealer shall have notified FINRA following the 1017 Application being declared by FINRA as “substantially complete” and at least ten (10) Business Days prior to the Effective Time that the parties hereto intend to consummate the Merger pursuant to FINRA Rule 1017(c)(1) prior to the conclusion of FINRA’s review and written approval of the 1017 Application; and (iii) FINRA shall not have advised the parties hereto in writing or orally that (A) they are prohibited from consummating the Merger without the FINRA Approval (and FINRA did not thereafter also advise the parties in writing that such prohibition is no longer in effect) or (B) FINRA expects to disapprove the 1017 Application or grant the 1017 Application only if one or more material restrictions are imposed on the Company or the Registered Broker-Dealer or Parent or any of its Subsidiaries;

(c) any waiting period (or any extension thereof, including any agreement with any Governmental Authority to delay consummation of the Merger that was entered into by the parties hereto in accordance with the terms of this Agreement) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated or early termination thereof shall have been granted; and

(d) no Governmental Authority of the United States shall have, after the date hereof, enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect and has the effect of restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Merger.

Section 7.2. Conditions to Obligations of Parent and Acquisition Sub to Effect the Merger. The obligations of Parent and Acquisition Sub to effect the Merger are, in addition to the conditions set forth in Section 7.1, further subject to the satisfaction or (to the extent not prohibited by Law) waiver by Parent at or prior to the Effective Time of the following conditions:

(a) each of the representations and warranties of the Company contained in this Agreement, without giving effect to any materiality or Company Material Adverse Effect qualifications therein (other than the qualifications in the representations and warranties described in clauses (i), (ii) or (iii) below), shall be true and correct as of the date hereof and as of the Closing Date, as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided, however, that the representations and warranties contained in (i) Section 4.1(a) (Organization and Qualification; Subsidiaries), Section 4.3(a) (Authority Relative to Agreement), Section 4.19 (Vote Required) and Section 4.20 (Brokers) shall be true and correct in all material respects, in each case, both when made as of the date hereof and as of the Closing Date as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), (ii) Section 4.2(a) and Section 4.2(b) (Capitalization) shall be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate) both when made and at and as of the Closing Date as though made on and as of such time (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), and (iii) Section 4.3(b) (Authority Relative to Agreement) and Section 4.9(b)(ii) (Absence of Certain Changes or Events) shall be true and correct in all respects both when made as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

(b) the Company shall have performed and complied in all material respects with its obligations, covenants and agreements required under this Agreement to be performed or complied with on or prior to the Closing Date;

(c) since the date of this Agreement, no Company Material Adverse Effect shall have occurred and be continuing; and

(d) the Company shall have delivered a certificate to Parent, dated as of the Closing Date and duly executed by a senior executive officer (or similar authorized person) of the Company, certifying to the effect that the conditions set forth in Section 7.2(a). Section 7.2(b) and Section 7.2(c) have been satisfied.

Section 7.3. Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to effect the Merger is, in addition to the conditions set forth in Section 7.1, further subject to the satisfaction or (to the extent not prohibited by Law) waiver by the Company at or prior to the Effective Time of the following conditions:

(a) each of the representations and warranties of Parent and Acquisition Sub contained in this Agreement shall be true and correct in all material respects at and as of the date hereof and as of the Closing Date as though made on and as of the date hereof and on and as of the Closing Date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct in all material respects on and as of such other date);

(b) Parent and Acquisition Sub shall have performed and complied in all material respects with their respective obligations, covenants and agreements required under this Agreement to be performed or complied with on or prior to the Closing Date; and

(c) Parent shall have delivered a certificate to the Company, dated as of the Closing Date and duly executed by a senior executive officer of Parent, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1. Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Requisite Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a) by mutual written consent of each of Parent and the Company; or

(b) by either Parent or the Company, if:

(i) the Merger shall not have been consummated on or before 5:00 p.m. (New York City time) on June 9, 2024 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party hereto if the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations contained in this Agreement has been the proximate cause of, or primarily resulted in, the failure of the Closing to have occurred on or before such date;

(ii) prior to the Effective Time, any Governmental Authority of the United States shall have, after the date hereof, enacted, issued, promulgated, enforced or entered any Law or Order or taken any other action permanently restraining, enjoining, rendering illegal or otherwise prohibiting the Merger, and such Law or Order or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have complied with its obligations pursuant to Section 6.3 before asserting the right to terminate this Agreement under this Section 8.1(b)(ii); provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of any such Law or Order or taking of such action after the date hereof was primarily due to the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform any of its obligations under this Agreement; or

(iii) the Requisite Stockholder Approval shall not have been obtained at the Stockholders’ Meeting duly convened therefor or at any adjournment or postponement thereof at which this Agreement has been voted upon; or

(c) by the Company, if:

(i) Parent or Acquisition Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of any condition set forth in Section 7.3(a) or Section 7.3(b) to be satisfied, (B) has been identified by the Company in a written notice delivered to Parent; and (C) is not capable of being cured, or is not cured, by Parent or Acquisition Sub on or before the earlier of (x) the date that is three (3) Business Days prior to the Termination Date and (y) the date that is thirty (30) calendar days following the Company’s delivery of written notice to Parent or Acquisition Sub, as applicable, of such breach; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company shall have breached, or failed to perform, any of its representations, warranties, covenants or agreements contained in this Agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of a condition contained in Section 7.2(a) or Section 7.2(b) not to be satisfied;

(ii) prior to receipt of the Requisite Stockholder Approval, (A) the Company Board (or a committee thereof) shall have authorized the Company to enter into a definitive agreement with respect to a Superior Proposal, (B) the Company shall have complied with Section 6.5(e) in respect of such Superior Proposal and (C) substantially concurrently with and as a condition to such termination, the Company shall have paid (or caused to be paid) to Parent or its designee the Company Termination Fee as specified in Section 8.3(a)(ii); or

(iii) (A) all the conditions set forth in Section 7.1 and Section 7.2 shall have been satisfied (other than those conditions (x) the failure of which to be satisfied is attributable primarily to a breach or failure to perform by Parent or Acquisition Sub of its representations, warranties, covenants or agreements hereunder or (y) that by their terms are to be satisfied at the Closing, so long as such conditions in this clause (y) are at the time of termination capable of being satisfied as if such time were the Closing or (to the extent not prohibited by Law) waiver by the party hereto entitled to waive such conditions), (B) Parent and Acquisition Sub shall have failed to deposit the cash for the Exchange Fund in accordance with Section 3.2 and deposit the cash payable pursuant to Section 3.3 in accordance with Section 3.3(f), and consummate the Merger within two (2) Business Days following the first date the Closing should have occurred pursuant to Section 2.2, and (C) the Company shall have notified Parent in writing that all of the conditions set forth in Article VII have been satisfied or, with respect to the conditions set forth in Section 7.3, waived (or would be satisfied or waived if the Closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the Closing at such time; or

(d) by Parent, if:

(i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of any condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied, (B) has been identified by Parent in a written notice delivered to the Company and (C) is not capable of being cured, or is not cured, by the Company on or before the earlier of (x) the date that is three (3) Business Days prior to the Termination Date and (y) the date that is thirty (30) calendar days following Parent’s delivery of written notice to the Company of such breach; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent or Acquisition Sub has breached, or failed to perform, any of its representations, warranties, covenants or agreements in this Agreement, in any case, such that such breach or failure to perform is the proximate cause of the failure of a condition contained in Section 7.3(a) or Section 7.3(b) not to be satisfied; or

(ii) at any time prior to obtaining the Requisite Stockholder Approval, the Company Board shall have made an Adverse Recommendation Change; provided that Parent’s right to terminate this Agreement pursuant to this Section 8.1(d)(ii) shall expire upon the Requisite Stockholder Approval having been obtained.

Section 8.2. Effect of Termination. In the event that this Agreement is validly terminated by either the Company or Parent and the Merger is abandoned pursuant to Section 8.1, written notice thereof shall be given to the other party or parties hereto, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto (or any of its Affiliates or Representatives), and all rights and obligations of each party hereto shall cease; provided, however, that, no such termination shall relieve any party hereto of any liability, costs, expenses (including attorney’s fees) or damages of any kind, all which shall be deemed in such event to be damages of such party, to the extent such termination results from, or the failure of the Closing was contributed by, any fraud or any Intentional Breach of this Agreement prior to such termination, in which case, except as otherwise provided in Section 8.3, the aggrieved party shall be entitled to all remedies available at law or in equity; provided, further, that the Company Confidentiality Agreement, the Parent Confidentiality Agreement, expense reimbursement and indemnification obligations contained in Section 6.11 (Financing) and Section 6.12 (Financing Cooperation), the representations and warranties set forth in Section 4.32 and Section 5.17, the obligations under the penultimate sentence of Section 6.4(a) (Access to Information; Confidentiality), and the provisions of Section 6.8 (Public Announcements), this Section 8.2 (Effect of Termination), Section 8.3 (Termination Fees; Expenses) and Article IX shall survive any termination of this Agreement pursuant to Section  8.1 in accordance with their respective terms.

Section 8.3. Termination Fees; Expenses.

(a) In the event that:

(i) (A) a Third Party has made to the Company or directly to the Company’s stockholders a Competing Proposal after the date of this Agreement, (B) this Agreement is subsequently validly terminated by (x) the Company or Parent pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii) or (y) by Parent pursuant to Section 8.1(d)(i) as a result of an Intentional Breach under this Agreement by the Company and at the time of the Stockholders’ Meeting such Competing Proposal has been publicly announced after the date of this Agreement and has not been rejected or otherwise withdrawn or abandoned, and (C) concurrently with or within twelve (12) months after the date of such termination of this Agreement, the Company or any of its Subsidiaries consummates a transaction involving any Competing Proposal or enters into a definitive agreement providing for the consummation of a Competing Proposal and such Competing Proposal is subsequently consummated (whether such consummation pursuant to such definitive agreement occurs during or subsequent to such twelve (12) month period); provided, however, that for purposes of this

Section 8.3(a)(i), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”;

(ii) this Agreement is validly terminated by the Company pursuant to Section 8.1(c)(ii); or

(iii) this Agreement is validly terminated by Parent pursuant to Section 8.1(d)(ii);

then the Company shall (A) in the case of clause (i) above, no later than two (2) Business Days following the date of the consummation of such transaction involving a Competing Proposal, (B) in the case of clause (ii) above, prior to or substantially concurrently with such termination, and (C) in the case of clause (iii) above, no later than two (2) Business Days after the date of such termination, pay, or cause to be paid, by wire transfer of immediately available funds, at the direction of Parent, the Company Termination Fee (it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion).

(b) In the event this Agreement is terminated by (i) the Company pursuant to Section 8.1(c)(i) or Section 8.1(c)(iii) or (ii) the Company or Parent pursuant to Section 8.1(b)(i) (A) at a time when the Company had the right to terminate this Agreement pursuant to Section 8.1(c)(i) or Section 8.1(c)(iii) or (B) if all of the conditions in Section 7.1 and Section 7.2 have been waived or satisfied (other than (1) those conditions that are capable of being satisfied by the Termination Date or (2) those conditions that are not satisfied in part because of a breach of this Agreement by Parent or Acquisition Sub), then in each case, without giving effect to any notice or cure provisions with respect thereto, Parent shall, in the case of termination by (x) Parent, simultaneously with such termination, or (y) the Company, no later than two (2) Business Days after the date of such termination, in the case of clause (x) and (y) above, pay, or cause to be paid, by wire transfer of immediately available funds, at the direction of the Company, the Reverse Termination Fee (it being understood that in no event shall Parent be required to pay the Reverse Termination Fee on more than one occasion).

(c) Notwithstanding anything to the contrary set forth in this Agreement, but subject to the Company’s rights set forth in Section 8.2, Section 8.3(e) and Section 9.12, the Company’s receipt in full of the Reverse Termination Fee pursuant to Section 8.3(b), together with any payments pursuant to Section 6.11 and Section 6.12, in circumstances where the Reverse Termination Fee is owed pursuant to Section 8.3(b) shall constitute the sole and exclusive monetary remedy of the Company and its Subsidiaries against Parent, Acquisition Sub, the Debt Financing Sources or any of their respective direct or indirect, former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Affiliates or assignees of any of the foregoing (collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that Parent shall also be obligated with respect to the Company’s rights set forth in Section 8.2, Section 8.3(e) and Section 9.12).

(d) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Parent’s rights set forth in Section 8.2, Section 8.3(e) and Section 9.12, Parent’s receipt in full of the Company Termination Fee pursuant to Section 8.3(a), in circumstances where the Company Termination Fee is owed pursuant to Section 8.3(a) shall constitute the sole and exclusive monetary remedy of Parent and Acquisition Sub against the Company and its Subsidiaries and any of their respective direct or indirect, former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Affiliates or assignees of any of the foregoing (collectively, the “Company Related Parties”) for all losses and damages suffered by any Parent Related Party as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that the Company shall also be obligated with respect to Parent’s and Acquisition Sub’s rights set forth in Section 8.2, Section 8.3(e) and Section 9.12).

(e) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, (ii) each of the Company Termination Fee and the Reverse Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties hereto would not enter into this Agreement. Accordingly, if the Company or Parent, as the case may be, fails to pay promptly any amounts due pursuant to this Section 8.3 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a suit that results in a judgment against the other party for the payment of any amount set forth in this Section 8.3, such paying party shall pay the other party its reasonable costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action taken to collect payment, together with interest on such amount at the annual rate of two percent (2%) plus the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable Law. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that nothing in this Section 8.3 shall be deemed to affect their respective rights under Section 9.12 in order to specifically enforce this Agreement.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1. Non-Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement and any instrument delivered pursuant to this Agreement by any Person shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.6 and Section 6.9.

Section 9.2. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given (a) when delivered if delivered in person or when sent if sent by email (provided that read receipt or delivery confirmation of receipt of the email or telephonic confirmation of email is obtained), (b) on the fifth Business Day after dispatch by registered or certified mail or (c) on the next Business Day if transmitted by national overnight courier) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by electronic mail, addressed as follows:

if to Parent or Acquisition Sub:

Cetera Financial Group, Inc.

200 North Pacific Coast Highway, Suite 1200

El Segundo, California 90245

Email:    lisa.gok@cetera.com

Attention:   Chief Legal Officer

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Email:    jposs@willkie.com

      mmiranda@willkie.com

      tsharkey@willkie.com

Attention:  Jeffrey R. Poss

      Manuel A. Miranda

      Thomas Sharkey

if to the Company:

Avantax, Inc.

3200 Olympus Boulevard, Suite 100

Dallas, Texas 75019

Email:    legalnotices@avantax.com

Attention:  Chief Legal Officer

with a copy (which shall not constitute notice) to:

Haynes and Boone, LLP

675 15th Street, Suite 2200

Denver, Colorado 80202

Email:    Dan.Malone@haynesboone.com

      Tom.Tippetts@haynesboone.com

Attention:  Daniel P. Malone, Jr.

      Tom Tippetts

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Email:    bberg@sidley.com

      swilliams@sidley.com

Attention:  Beth E. Berg

      Scott R. Williams

or to such other address or electronic mail address for a party as shall be specified in a notice given in accordance with this Section 9.2. For purposes of clarity, any notice required to be provided to Acquisition Sub shall be deemed provided when made to Parent, subject to compliance with the other procedures set forth in this Section 9.2.

Section 9.3. Interpretation; Certain Definitions.

(a) The parties hereto have participated jointly in the negotiation and drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b) Disclosure of any fact, circumstance or information in any section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent on its face that such disclosure relates to any such other section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an acknowledgment, in and of itself, that the information is required to be disclosed or admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.

(c) The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use of the word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. References to articles, sections, clauses, paragraphs, exhibits, annexes and schedules are to the articles, sections, clauses and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” (and words of similar meaning) are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date set forth in the Preamble, unless the context requires otherwise. References to any statute or Law shall be deemed to refer to such statute or Law as amended from time to time and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date or dates). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All references to “dollars” or “$” refer to currency of the United States of America. All references to “U.S.” or the “United States” are to the United States of America, including its territories and possessions. Any reference to “days” means calendar days unless Business Days are expressly specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day. Unless otherwise specified, the words “made available to,” “delivered to” or “disclosed to” Parent or Acquisition Sub (or words of similar import) includes the documents (x) posted to (and not removed from) the VDR or otherwise provided to Parent or its Representatives in response to a due diligence request from Parent or its Representatives or otherwise at least four (4) hours prior to the execution of this Agreement or (y) included as an exhibit to the Company SEC Documents filed with, or furnished to, the SEC by the Company prior to the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that the Debt Financing is the responsibility of Parent and Acquisition Sub and not the Company or any Subsidiary of the Company and that (i) the Company makes no representations or warranties relating to the Debt Financing (including whether the Company has authorized the Debt Financing or whether any of the transactions contemplated by the Debt Financing conflict with or violate any obligation of the Company or any Subsidiary of the Company or Contract to which the Company or any Subsidiary of the Company is a party), (ii) except for Section 6.12, none of the covenants of the Company in this Agreement require the Company to take any action relating to the Debt Financing and (iii) for purposes of the representations and warranties and covenants and obligations of the Company hereunder, the transactions contemplated by this Agreement shall not include the Debt Financing. Reference to “other party hereto” or “other parties hereto” when derived from the Company shall mean Parent and Acquisition Sub and shall mean the Company when derived from either Parent or Acquisition Sub.

Section 9.4. Severability. If any term, provision, covenant or restriction of this Agreement or the application thereof to any Person or circumstance is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible. Notwithstanding the foregoing, the parties hereto intend that the remedies and limitations thereon contained in Section 8.3(c), Section 8.3(d) and Section 8.3(e) be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable in any manner that increases a party’s liability or obligations hereunder or under the Financing Commitments.

Section 9.5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part, by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, that Parent may assign all of its rights, but not its duties, under this Agreement or any related documents to any Debt Financing Source (including any collateral agent or trustee for the Debt Financing Sources) as collateral security, but any such assignment shall not relieve Parent of its obligations under this Agreement and the Company shall have no obligation to pursue remedies against any assignee of Parent before proceeding against Parent for any breach of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.

Section 9.6. Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Company Confidentiality Agreement, the Parent Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof.

Section 9.7. No Third-Party Beneficiaries. Parent, Acquisition Sub and the Company hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties to this Agreement and are not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder (including the right to rely upon the representations and warranties set forth in this Agreement), except for (a) Article III, which, after the Closing, shall be for the benefit of any Person entitled to payment thereunder, (b) Section 6.6 (Directors’ and Officers’ Indemnification and Insurance), which, after the Effective Time, shall be for the benefit of each D&O Indemnified Party, such D&O Indemnified Party’s heirs, executors or administrators and each D&O Indemnified Party’s representatives, (c) with respect to Section 8.3 (Termination Fees; Expenses), Section 9.4 (Severability), Section 9.5 (Assignment), this Section 9.7 (No Third-Party Beneficiaries), Section 9.8 (Amendments), Section 9.11 (Governing Law), Section 9.13 (Consent to Jurisdiction), Section 9.15 (Waiver of Jury Trial), and Section 9.16 (Debt Financing Sources), the Debt Financing Sources, (d) with respect to Section 8.3, the Parent Related Parties and the Company Related Parties, respectively, as it relates to the provisions specifically attributable to such Persons, (e) the rights of Affiliates and Representatives of the Company to indemnification under Section 6.11 (Financing) and Section 6.12 (Financing Cooperation), and (f) the rights of the securityholders of the Company to pursue claims for damages, liabilities, costs, expenses and other relief, including equitable relief, for a breach by Parent or Acquisition Sub of its obligations under this Agreement, each of whom is identified in clauses (a) through (f) above shall be an express third-party beneficiary of this Agreement in accordance with such clauses and the provisions referenced therein; provided, that (i) the Persons named in clause (a) or (b) of this sentence shall be entitled to enforce their rights under this Agreement and (ii) the rights granted pursuant to clause (f) of this sentence shall be enforceable on behalf of the securityholders of the Company only by the Company, in its sole and absolute discretion, and any amounts received by the Company in connection therewith may be retained by the Company. The parties further agree that the rights of third-party beneficiaries under clauses (a) and (b) of the preceding sentence shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties may be subject to waiver by the parties hereto in accordance with Section 9.9 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this

Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.8. Amendment. This Agreement may be amended by mutual agreement of the Company and Parent at any time before or after receipt of the Requisite Stockholder Approval; provided, however, that (i) after the Requisite Stockholder Approval has been obtained, there shall not be any amendment that by Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of the Company without such further approval of such stockholders; (ii) any amendment to this Section 9.8 or Section 8.3, Section 9.4, Section 9.5, Section 9.7, Section 9.11, Section 9.13, Section 9.15 or Section 9.16 or any defined term used therein (or any other provisions of this Agreement to the extent that such amendment would modify the substance of any of the foregoing Sections or any defined terms used therein), in each case to the extent such amendment would adversely affect the rights of a Debt Financing Source under such Section, shall also be approved by such Debt Financing Source that is a party to the Debt Commitment Letter; and (iii) no amendment shall be made to this Agreement after the Effective Time. Subject to the foregoing, this Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

Section 9.9. Extension; Waiver. At any time prior to the Effective Time, subject to applicable Law, any party hereto may (a) extend the time for the performance for its benefit of any obligation or other act of any other party hereto, (b) waive any breach or inaccuracy in the representations and warranties made to it by another party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement or condition for its benefit contained herein; provided, however, that after obtaining the Requisite Stockholder Approval, there shall be no amendment of or waiver under this Agreement that would require the further approval of the stockholders of the Company under the DGCL without such approval having first been obtained. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Acquisition Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.10. Expenses; Transfer Taxes. Except as expressly set forth herein (including the following sentence), all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such Expenses, whether or not such transactions are consummated; provided that Parent shall pay all costs and Expenses in connection with the filings of the notification and report forms under any Antitrust Laws, and any other notices, filings or similar actions to obtain any other Consent of any Governmental Authority, in each case, in connection with the transactions contemplated by this Agreement. Parent shall timely and duly pay all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with entering into and carrying out this Agreement.

Section 9.11. Governing Law.

(a) This Agreement and all Actions (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (i) agrees that it will not bring or support any Person in any Action before any Governmental Authority of any kind or description, whether at law or in equity, whether in contract or in tort or otherwise, against any of the

Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof or the financings contemplated thereby, in any forum other than the United States Federal and New York State courts located in New York County, State of New York and (ii) agrees that, except as specifically set forth in the Debt Commitment Letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Debt Financing Sources in any way relating to this Agreement, the Debt Financing or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

Section 9.12. Specific Performance.

(a) The parties hereto acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties hereto acknowledge and agree that the parties hereto shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including the right of a party hereto to cause the other parties hereto to consummate the Merger and the other transactions contemplated by this Agreement), in addition to any other remedy to which they are entitled at law or in equity. Notwithstanding anything to the contrary herein, it is explicitly agreed that the Company shall only be entitled to specific performance of Parent or Acquisition Sub’s obligations to consummate the transactions contemplated by this Agreement, including funding the Funding Obligations, only in the event that (i) all of the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of such conditions by the party entitled to waive such conditions) have been satisfied (or waived), (ii) the Financing Commitments have been funded or will be funded at the Closing if Parent and Acquisition Sub consummated the transactions hereby and funded the applicable amounts, (iii) the Company shall have irrevocably confirmed to Parent in writing that all of the conditions set forth in Article VII have been satisfied or, with respect to the conditions set forth in Section 7.3, waived (or would be satisfied or waived if the Closing were to occur on the date of such notice) and it stands ready, willing and able to consummate the Closing at such time and (iv) Parent fails to consummate the transactions contemplated by this Agreement within three (3) Business Days after the delivery of such confirmation and the Company was prepared to take such actions required of it hereunder to cause the Closing to occur on the date such confirmation was delivered and each day during such three (3) Business Day period. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or any other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to show proof of actual damages or provide any bond or other security in connection with any such Order. Notwithstanding anything else to the contrary in this Agreement, under no circumstances shall the Company be permitted or entitled to receive both an injunction, grant of specific performance or other equitable relief providing for the consummation of the Debt Financing or the Merger pursuant to this Section 9.12 and the payment of the Reverse Termination Fee or any monetary damages (other than enforcement costs (including attorney’s fees and costs)) (subject in any case to the limitations set forth in Article VIII).

(b) Each of the parties hereto agrees that nothing set forth in this Agreement shall require a party to institute any Action for (or limit a party’s right to institute any Action for) specific performance under this Section 9.12 prior, or as a condition, to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Action seeking remedies pursuant to this Section 9.12 or anything set forth in this Section 9.12 restrict or limit a party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 9.13. Consent to Jurisdiction.

(a) Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, (d) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement and (e) agrees that each of the other parties hereto shall have the right to bring any Action for enforcement of a judgment entered by the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware. Each of Parent, Acquisition Sub and the Company agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. The parties hereto hereby further agree that New York state or United States Federal courts sitting in New York County, State of New York shall have exclusive jurisdiction over any Action (whether at law, in equity, in contract, in tort or otherwise) brought against any Debt Financing Source in connection with the transactions contemplated under this Agreement.

(b) Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 9.13(a) in any such Action by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.2. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 9.14. Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.15. WAIVER OF JURY TRIAL. EACH OF PARENT, ACQUISITION SUB, THE COMPANY AND ITS AFFILIATES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB, THE COMPANY OR ITS AFFILIATES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF (INCLUDING THE DEBT FINANCING, THE DEBT COMMITMENT LETTER AND THE TRANSACTIONS CONTEMPLATED THEREBY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.15.

Section 9.16. Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, each of the parties on behalf of itself and each of its Affiliates hereby agrees that none of the Debt Financing Sources will have any liability to any of the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, or any of the

transactions or agreements contemplated hereby or thereby or the performance of any services thereunder and that none of the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against any of the Debt Financing Sources relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder. For the avoidance of doubt, nothing in this Section 9.16 shall in any way limit or qualify the rights and obligations of the Debt Financing Sources and the other parties to the Debt Commitment Letter or the Debt Financing (or the definitive documents entered into pursuant thereto) to each other thereunder or in connection therewith.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ARETEC GROUP, INC.

By:	/s/ Mike Durbin
Name: Mike Durbin
Title: CEO

C2023 SUB CORP.

By:	/s/ Mike Durbin
Name: Mike Durbin
Title: CEO

[Signature Page to Agreement and Plan of Merger]

AVANTAX, INC.

By:	/s/ Christopher W. Walters
Name: Christopher W. Walters
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix A

As used in this Agreement, the following terms shall have the following meanings:

“1017 Application” shall have the meaning set forth in Section 6.3(d).

“Acceptable Confidentiality Agreement” shall have the meaning set forth in Section 6.5(c).

“Acquisition Sub” shall have the meaning set forth in the Preamble.

“Action” shall mean any claim, order, demand, action, suit, arbitration, litigation, administrative hearing, enforcement proceeding, audit, investigation, subpoena, hearing, inquiry or other similar proceeding, at law or in equity, by or before any Governmental Authority, arbitral body or mediator.

“Adverse Recommendation Change” shall have the meaning set forth in Section 6.5(d).

“Advisory Client” shall mean any Person to which any Registered Adviser provides investment advisory or sub-advisory services pursuant to an Advisory Contract.

“Advisory Contract” shall mean any Contract pursuant to which a Registered Adviser provides investment advisory or sub-advisory services.

“Affiliate” shall have the meaning set forth in Rule 12b-2 of the Exchange Act; provided, however, that no portfolio company (as such term is commonly understood in the private equity industry) of an investment fund controlling or under common control with Parent shall be considered an Affiliate of Parent.

“Aggregate Merger Consideration” shall mean the product of (x) the number of shares of Company Common Stock issued and outstanding (other than those shares cancelled pursuant to Section 3.1(a)) immediately prior to the Effective Time multiplied by (y) the Merger Consideration.

“Agreement” shall have the meaning set forth in the Preamble.

“Alternative Financing” shall have the meaning set forth in Section 6.11(d).

“Anti-Bribery Laws” shall have the meaning set forth in Section 4.5(d).

“Antitrust Laws” shall mean the Sherman Act of 1890; the Clayton Act of 1914; the Federal Trade Commission Act of 1914; the HSR Act, and all other federal, state, foreign or supranational Laws or Orders in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Applicable Documents” shall have the meaning set forth in Section 6.12(b).

“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 4.3(a).

“Blue Sky Laws” shall mean state securities or “blue sky” laws.

“Book-Entry Evidence” shall have the meaning set forth in Section 3.1(b).

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York or Governmental Authorities in the State of Delaware are authorized or obligated by Law or executive order to close.

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“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act (including any changes in state or local law that are analogous to provisions of the CARES Act or adopted to conform to the CARES Act) and any legislative or regulatory guidance issued pursuant thereto.

“Certificate of Merger” shall have the meaning set forth in Section 2.3(a).

“Certificates” shall have the meaning set forth in Section 3.1(b).

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“Code” shall mean the Internal Revenue Code of 1986.

“Company” shall have the meaning set forth in the Preamble.

“Company Benefit Plan” shall mean (a) each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), and (b) each other employment, individual consulting, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement, disability, insurance, incentive, vacation, incentive, deferred compensation, severance, separation, termination, retention, change of control, employee loan, and other similar fringe, welfare or other employee benefit plans, programs, agreements, contracts, policies or arrangements (whether or not in writing and including any related forms of award agreements), and Company Equity Award, in each case, (i) which is currently sponsored, maintained, contributed to, or required to be contributed to by the Company or its Subsidiaries or (ii) with respect to which the Company or any of its Subsidiaries is a party or has or may have any liability (but not including any Multiemployer Plan).

“Company Board” shall have the meaning set forth in the Recitals.

“Company Bylaws” shall have the meaning set forth in Section 4.1.

“Company Charter” shall have the meaning set forth in Section 4.1.

“Company Common Stock” shall have the meaning set forth in Section 3.1(a).

“Company Confidentiality Agreement” shall mean the Non-Disclosure Agreement, dated as of June 7, 2023, by and between Cetera Financial Group, Inc. and the Company.

“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent concurrently with the execution of this Agreement, including the documents attached thereto.

“Company Equity Awards” shall mean, collectively, (i) Company Options and (ii) Company Stock Units.

“Company Equity Plan” shall mean, collectively, the Company’s Restated 1996 Flexible Stock Incentive Plan; the Company’s 2015 Incentive Plan as Amended and Restated; the Company’s 2016 Equity Inducement Plan; and the Company’s 2018 Long-Term Incentive Plan, in each case as amended or amended and restated from time to time.

“Company ESPP” means the Company’s 2016 Employee Stock Purchase Plan, as amended or amended and restated from time to time.

“Company IP” shall have the meaning set forth in Section 4.14(a).

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“Company IT Assets” means the computer systems, software and software platforms, hardware, electronic data processing and telecommunications networks, databases, websites, servers, routers, hubs, switches, circuits, networks, data communications lines and all other information technology infrastructure and equipment, including any ancillary equipment, network and telecommunications equipment and outsourced systems and processes, including associated user manuals and other related documents, in each case, that are owned, licensed, leased or used by the Company or any of its Subsidiaries.

“Company Leases” shall have the meaning set forth in Section 4.18(b)(ii).

“Company Material Adverse Effect” shall mean any Effect which, individually or in the aggregate, has a material adverse effect on the business, financial condition, or continuing results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that Effects which, directly or indirectly, to the extent they relate to or result from the following, shall be excluded from the determination of Company Material Adverse Effect: (i) any Effect generally affecting any of the industries, businesses or markets in which the Company or its Subsidiaries operate; (ii) any development or change in any Law or GAAP (or changes in authoritative interpretations of any Law or GAAP) and, to the extent relevant to the business of the Company and its Subsidiaries, in any legal or binding regulatory requirement or condition or the regulatory enforcement environment issued by a Governmental Authority; (iii) general economic, regulatory or political conditions (or changes therein) or conditions (or changes therein or disruptions thereof) in the U.S. or global economy or financial, credit, banking, securities, debt or other capital markets (including changes in interest or currency exchange rates and any suspension of trading in securities generally on NASDAQ); (iv) any acts of God, natural disasters, force majeure events, terrorism, sabotage, armed hostilities, civil unrest, declared or undeclared acts of war (whether or not declared), epidemics, pandemics or disease outbreaks (including, for the avoidance of doubt, COVID-19, any COVID-19 Measures, or effects thereof), or any escalation or worsening of any of the foregoing; (v) the negotiation, execution, announcement, consummation, existence or pendency of this Agreement or the transactions contemplated hereby, including by reason of (A) the identity of Parent, Acquisition Sub or any of their respective Affiliates, (B) any communication by Parent or its Affiliates regarding the plans or intentions of Parent with respect to the conduct of the business or the operations or strategy of the Company or any of its Subsidiaries following the Effective Time, (C) the failure to obtain any Consents of a Third Party in connection with the transactions contemplated by this Agreement and (D) the impact of any of the foregoing on any relationships (contractual or otherwise) with customers, suppliers, landlords, vendors, collaboration or joint venture partners, employees, Financial Advisors or other financial professionals or regulators or any other Covered Person (it being understood and agreed that this clause (v) shall not apply with respect to any breach of the representations and warranties in Section 4.4(a) of this Agreement that are intended to address the consequences of the execution, announcement, consummation or existence of this Agreement), (vi) any action taken that is required by the terms of this Agreement or with the consent or at the direction of Parent or Acquisition Sub (or any action not taken as a result of the failure of Parent to consent to any action requiring Parent’s consent), (vii) any changes in the market price or trading volume of the Company Common Stock, any failure by the Company or its Subsidiaries to meet internal, analysts’ or other earnings estimates or financial projections or forecasts for any period, any changes in credit ratings and any changes in any analysts’ recommendations or ratings with respect to the Company or any of its Subsidiaries (provided, that the facts or occurrences giving rise to or contributing to such changes or failure referenced in this clause (vii) that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect), (viii) any matter described in the Company Disclosure Letter or reflected in the Company SEC Documents or the consolidated financial statements included therein, in each case, in reasonable detail (other than any disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” that are both non-specific and cautionary in nature (but, in each case, only to the extent the material adverse effect in question is readily apparent on its face based on the substance and content of such disclosure)) and (ix) any Action threatened or initiated by stockholders of the Company against the Company, any of its Subsidiaries or any of their respective officers or directors, in each case, arising out of or relating to the execution of this Agreement or the transactions contemplated hereby; provided, that with respect to clauses (i), (ii), (iii) and (iv), such Effects may be taken into account to the extent they materially and

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disproportionately adversely affect the Company and its Subsidiaries, taken as a whole, compared to other similarly situated Persons operating primarily in the industries in which the Company and its Subsidiaries operate.

“Company Material Contract” shall have the meaning set forth in Section 4.16(a).

“Company Option” shall mean an option to purchase shares of Company Common Stock issued under any Company Equity Plan.

“Company Option Consideration” shall have the meaning set forth in Section 3.3(a).

“Company Owned IP” shall have the meaning set forth in Section 4.14(b).

“Company Permits” shall have the meaning set forth in Section 4.5(a).

“Company PSU” shall mean a performance stock unit granted pursuant to a Company Equity Plan that vests on the basis of time and the achievement of performance targets and pursuant to which the holder has a right to receive shares of Company Common Stock following the vesting or lapse of restrictions applicable to such performance stock unit.

“Company PSU Consideration” shall have the meaning set forth in Section 3.3(c).

“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company vote in favor of adoption of this Agreement.

“Company Registered IP” shall have the meaning set forth in Section 4.14(a).

“Company Related Parties” shall have the meaning set forth in Section 8.3(d).

“Company RSU” shall mean a restricted stock unit granted pursuant to a Company Equity Plan that vests solely on the basis of time and pursuant to which the holder has a right to receive shares of Company Common Stock or a cash amount equal to the fair market value of the applicable number of shares of Company Common Stock following the vesting or lapse of restrictions applicable to such restricted stock unit.

“Company RSU Consideration” shall have the meaning set forth in Section 3.3(b).

“Company SEC Documents” shall have the meaning set forth in Section 4.6(a).

“Company Service Provider” shall mean each individual who is a current or former director, officer, employee or individual independent contractor or other service provider of the Company or any of its Subsidiaries.

“Company Stock Units” shall mean any of the Company RSUs and the Company PSUs.

“Company Sublandlord Leases” shall have the meaning set forth in Section 4.18(b)(ii).

“Company Tenant Leases” shall have the meaning set forth in Section 4.18(b)(i).

“Company Termination Fee” shall mean an amount equal to $32,338,491.

“Competing Proposal” shall have the meaning set forth in Section 6.5(h)(i).

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“Compliant” shall mean, with respect to information delivered as Required Information, that (i) such information does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such information not misleading in light of the circumstances in which it is made, (ii) the auditors of any audited financial information contained therein have not withdrawn their audit opinion with respect to such information and (iii) the Company has not been informed by its auditors that the Company is required to restate, and the Company has not announced any intention to restate, any financial statements included in Required Information (in each case of this clause (iii) unless and until either such restatement has been completed or the Company and its auditors have concluded that no restatement is necessary).

“Consent” shall have the meaning set forth in Section 4.4(b).

“Continuation Period” shall have the meaning set forth in Section 6.9(a).

“Continuing Employees” shall have the meaning set forth in Section 6.9(a).

“Contract” shall mean any legally binding contract, subcontract, lease, sublease, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement, arrangement or understanding (whether oral or written).

“control” (including the terms “controlled by” and “under common control with”) shall mean, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, as trustee or executor, by Contract or credit arrangement or otherwise.

“Covered Person” shall mean any independent financial professionals or advisors (whether in-house or through licensed affiliations) that have a relationship with the Company, and any employee, registered representative, independent contractor or agent of the Company or its Subsidiaries.

“COVID-19” shall mean SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Laws” shall mean the CARES Act, the Families First Coronavirus Response Act of 2020, the Consolidated Appropriations Act, 2021 or any other applicable Law intended to address the consequences of COVID-19.

“COVID-19 Measures” shall mean any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated or applied by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to the health and safety consequences of COVID-19, including the COVID-19 Laws.

“D&O Indemnified Parties” shall have the meaning set forth in Section 6.6(a).

“Data Protection Laws” shall mean all applicable Laws pertaining to data protection, data privacy, data security, cybersecurity data transfer (including cross-border transfer) and general consumer protection Laws as applied in the context of data privacy, data breach notification, electronic communication, telephone and text message communications, marketing by email or other channels and other similar Laws.

“Debt Commitment Letter” shall have the meaning set forth in Section 5.8(a).

“Debt Fee Letters” shall have the meaning set forth in Section 5.8(a).

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“Debt Financing” shall have the meaning set forth in Section 5.8(a).

“Debt Financing Definitive Documents” shall have the meaning set forth in Section 6.11(b).

“Debt Financing Sources” shall mean the entities, including the Lenders, that have committed to arrange or provide or otherwise entered into agreements in connection with all or any portion of the Debt Financing or other financings in connection with the transactions contemplated hereby (together with any lead arrangers, bookrunner, syndication agent or similar entity thereto or added to the Debt Commitment Letter after the date hereof), including parties to any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and their respective Affiliates’ former, future or current direct or indirect equity holders, controlling Persons, general or limited partners, members, stockholders, officers, directors, managers, employees, agents, attorneys, advisors, and representatives and their respective successors and assigns. Notwithstanding anything in this Agreement to the contrary, Parent, Acquisition Sub and their respective Affiliates shall not be considered Debt Financing Sources.

“Debt Payoff Amount” shall have the meaning set forth in Section 6.13.

“DGCL” shall have the meaning set forth in the Recitals.

“Dissenting Shares” shall have the meaning set forth in Section 3.5.

“Effect” shall have the meaning set forth in Section 6.5(h)(iii).

“Effective Time” shall have the meaning set forth in Section 2.3(a).

“Employee” shall mean a Person employed by the Company or its Subsidiaries.

“Employee Agent” shall have the meaning set forth in Section 4.28.

“Environmental Laws” shall mean all Laws relating to (a) the protection of the natural environment, including natural resources, (b) the protection of worker health and safety as it pertains to exposure to Hazardous Substances, (c) the manufacture, registration, distribution, formulation, packaging or labeling of Hazardous Substances or products containing Hazardous Substances or (d) the handling, use, presence, generation, treatment, storage, disposal or Release of or exposure to Hazardous Substances.

“Environmental Permits” shall mean any permit, registration, license or other authorization required under any applicable Environmental Law.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” shall mean, for any Person, each entity, trade or business, whether or not incorporated, that, together with such Person, is, or at the relevant time, would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414 of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Exchange Fund” shall have the meaning set forth in Section 3.2(a).

“Excluded Information” shall mean any (i) pro forma financial statements (but excluding financial information relating to the Company necessary for Parent to prepare pro forma financial statements required by paragraph 5 of Exhibit D to the Debt Commitment Letter), any information regarding post-Closing pro forma

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cost savings, synergies, adjustments, capitalization or ownership or projections, (ii) description of all or any portion of the Debt Financing or any securities issued in lieu thereof, including any “description of notes”, “plan of distribution” and other information customarily provided by Debt Financing Sources, investment banks or their respective counsel, (iii) risk factors relating to all or any component of the Debt Financing or any securities issued in lieu thereof, (iv) other information required by Rules 3-05, 3-09, 3-10, 3-16, 13-01 or 13-02 of Regulation S-X, the Compensation Discussion and Analysis or other information required by Item 10, Item 402 or Item 601 of Regulation S-K, XBRL exhibits and the executive compensation and related person disclosure rules related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, (v) financial information with respect to the Company and its Subsidiaries, in either case, on a non-combined basis or non-consolidated basis, financial statements or other financial data (including selected financial data) for any period earlier than the fiscal year ended December 31, 2021, information required by segment reporting and disclosure (including as required by Regulation S-K Item 101(c) and FASB Accounting Standards Codification Topic 280), the effects of purchase accounting or any adjustments related thereto for any applicable transaction, any tax consideration disclosure, (vi) any other information or financial data customarily excluded from an offering memorandum for private placements of non-convertible high-yield debt securities in a Rule 144A-for-life offering or (vii) any financial information or other information (other than the financial statements set forth in the definition of Required Information) that is not maintained in the ordinary course of business, that is not reasonably available to the Company under its current reporting systems, that the Company is not reasonably able to produce without undue burden or expense or to the extent that the provision thereof would violate any Law or any obligation of confidentiality binding upon the Company or any of its Affiliates, or that is subject to attorney-client privilege or would reasonably be expected to result in the loss of any attorney-client privilege or consists of attorney work product, in each case unless any such information would be required to ensure that the Required Information would not contain any untrue statement of a material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

“Excluded Shares” shall have the meaning set forth in Section 3.1(a).

“Existing Credit Agreement” shall mean that certain Amended and Restated Credit Agreement, dated as of January 24, 2023, by and among the Company, certain of its Subsidiaries and Affiliates, the lenders from time to time party thereto, the issuing banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time.

“Existing D&O Insurance Policies” shall have the meaning set forth in Section 6.6(c).

“Expenses” shall mean all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, the solicitation of stockholder approvals, any filing with, and obtaining of any necessary action or non-action or Consent from any Governmental Authority, including pursuant to any Antitrust Laws, engaging the services of the Paying Agent, any other filings with the SEC and all other matters related to the Closing and the other transactions contemplated by this Agreement.

“Final Offering Period” shall have the meaning set forth in Section 3.3(e).

“Financial Advisor” shall mean (i) an investment adviser representative of the Company or any of its Subsidiaries that is registered as an investment adviser under the Investment Advisers Act; or (ii) a registered representative of the Company or any of its Subsidiaries that is a registered broker-dealer.

“Financing Commitments” shall have the meaning set forth in Section 5.8(a).

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“Financing Sources” shall mean the Debt Financing Sources.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc. and any successor thereto.

“FINRA Approval” shall have the meaning set forth in Section 6.3(d).

“Funding Obligations” shall have the meaning set forth in Section 5.8(b).

“Funds” shall have the meaning set forth in Section 5.8(b).

“GAAP” shall mean the United States generally accepted accounting principles.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, multi-national, national, federal, regional, state, provincial or local court, legislature, executive or any governmental, regulatory, Self-Regulating Authority, judicial or administrative authority, agency or commission, or other similar governmental authority, body, court, judicial body, tribunal or subdivision thereof.

“Grant Date” shall have the meaning set forth in Section 4.2(d).

“Hazardous Substances” shall mean (a) any petrochemical or petroleum products, by-products, derivatives or wastes, radioactive materials, asbestos or asbestos containing materials or products, urea formaldehyde foam insulation, polychlorinated biphenyls or materials containing same, per- and polyfluoroalkyl substances, lead or lead-based paints or materials, mold in quantities or concentrations that may adversely affect human health, radon gas and other substances that may have an adverse effect on human health or the environment; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “restricted hazardous materials,” “extremely hazardous substances,” “toxic substances,” “contaminants” or “pollutants” or words of similar meaning and regulatory effect; or (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated or for which liability or standards of conduct may be imposed pursuant to any applicable Environmental Law.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder.

“Insurance Carrier” shall mean any insurance company or reinsurance company or other Person with whom the Company or any of its Subsidiaries has placed insurance or reinsurance or has a Contract or other arrangement in place with respect to the placement of insurance or reinsurance.

“Insurance Producer” shall mean any insurance broker, customer representative, agent, agency, managing general agent, solicitor, producer or sub-producer.

“Intellectual Property” shall mean any of the following, in any jurisdiction of the world (a) patents, utility models and industrial design registrations and applications (including any continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, re-examinations and applications for any of the foregoing) (“Patents”); (b) trademarks, service marks, trade names, brand names, slogans, logos, trade dress and similar designations of source or origin, in each case together with all goodwill associated with any of the foregoing, and all registrations and applications for registration related to any of the foregoing (“Trademarks”); (c) copyrights, mask works (including any registrations, applications and renewals for any of the foregoing), rights in Software and moral rights (“Copyrights”); (d) rights associated with the registration, ownership or use of any internet domain name, together with rights in such internet domain name and any account associated therewith (“Domain Names”); (e) rights associated with the registration, ownership or use of an account with a proprietor of an internet-based application or Web site that facilitates the creation and exchange of user-generated content, such as Facebook, X, Pinterest, TikTok or Instagram; (f) trade secrets, including know-how, processes, formulae,

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algorithms, models, methodologies, inventions, discoveries, research and development, compositions, ideas, technical data, procedures, designs, including customer lists, supplier lists, pricing and cost information, and business and marketing plans and proposals (“Trade Secrets”); (g) all other intellectual property rights which subsist in any part of the world; and (h) all tangible embodiments of the foregoing.

“Intentional Breach” means, with respect to any representation, warranty, agreement or covenant, an action or omission (including a failure to cure circumstances) taken or omitted to be taken that the breaching party intentionally takes (or intentionally fails to take) and knows (or reasonably should have known) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant.

“Intervening Event” shall have the meaning set forth in Section 6.5(h)(iii).

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940 and the rules and regulations of the SEC thereunder.

“IRS” shall mean the Internal Revenue Service.

“Knowledge” shall mean the actual knowledge, after reasonable due inquiry of direct reports, of the following officers and employees of the Company or Parent, as applicable: (i) for the Company: each of those individuals listed on Section 1.1(a) of the Company Disclosure Letter (without independent investigation); and (ii) for Parent: each of those individuals listed on Section 1.1(a) of the Parent Disclosure Letter (without independent investigation).

“Law” shall mean any and all domestic (federal, state or local) or foreign laws (including common law), rules, statutes, directives, constitutions, treaties, conventions, ordinances, mandates, codes, regulations, orders, judgments, common law or decrees or other similar requirements or rules of law enacted, adopted, promulgated or applied by any Governmental Authority, including any COVID-19 Measures.

“Leased Real Property” means any real property subject to a Company Tenant Lease.

“Lenders” shall mean each of the lenders listed on Section 1.1(b) of the Parent Disclosure Letter.

“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests or charges of any kind.

“Material Supplier” shall have the meaning set forth in Section 4.16(a)(vi).

“Maximum Amount” shall have the meaning set forth in Section 6.6(c).

“Merger” shall have the meaning set forth in the Recitals.

“Merger Consideration” shall have the meaning set forth in Section 3.1(b).

“Money Laundering Laws” shall have the meaning set forth in Section 4.5(e).

“Multiemployer Plan” means a “multiemployer plan” as defined by Section 3(37) of ERISA.

“NASDAQ” shall have the meaning set forth in Section 4.4(b).

“New Plans” shall have the meaning set forth in Section 6.9(c).

“Notice of Adverse Recommendation” shall have the meaning set forth in Section 6.5(e)(iii).

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“Old Plans” shall have the meaning set forth in Section 6.9(c).

“Open Source Software” means any software licensed, provided or distributed under any open-source or similar license, including any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation) (including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Affero General Public License (AGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL), Open Source Initiative and the Apache License).

“Order” shall mean any order, verdict, decision, writ, ruling, decree, judgment, injunction made, issued or entered by or with any Governmental Authority.

“Parent” shall have the meaning set forth in the Preamble.

“Parent Audited Financial Statements” shall have the meaning set forth in Section 5.15(a).

“Parent Confidentiality Agreement” shall have the meaning set forth in Section 6.3(g).

“Parent Credit Agreement” shall mean that certain credit agreement set forth on Section 1.1(c) of the Parent Disclosure Letter.

“Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent Financial Statements” shall have the meaning set forth in Section 5.15(a).

“Parent Indenture” shall mean that certain indenture set forth on Section 1.1(d) of the Parent Disclosure Letter.

“Parent Material Adverse Effect” shall mean any Effect which, individually or in the aggregate, has prevented or materially delayed or materially impaired or would reasonably be expected to prevent or materially delay or materially impair, the ability of Parent or Acquisition Sub to consummate the Merger and the other transactions contemplated by this Agreement.

“Parent Organizational Documents” shall mean the certificate of incorporation, bylaws (or equivalent organizational or governing documents) and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent and Acquisition Sub.

“Parent Related Parties” shall have the meaning set forth in Section 8.3(c).

“Parent Unaudited Financial Statements” shall have the meaning set forth in Section 5.15(a).

“Paying Agent” shall have the meaning set forth in Section 3.2(a).

“Paying Agent Agreement” shall have the meaning set forth in Section 3.2(a).

“Payoff Letter” shall have the meaning set forth in Section 6.13.

“PCAOB” shall mean the Public Company Accounting Oversight Board.

“Permitted Liens” means (a) any Lien for Taxes, utilities, landlords and other governmental charges not yet due and payable or that are being contested in good faith by any appropriate proceedings and for which adequate

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accruals or reserves have been established in accordance with GAAP, (b) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business, incurred not in violation of Section 6.1 and since the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed by the Company with the SEC and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (c) such non-monetary encumbrances of record, if any, disclosed on the existing title policies, title commitments or surveys which have been previously provided or made available to Parent or the Company, as applicable, that do not have a Company Material Adverse Effect, (d) Liens imposed or promulgated by Laws with respect to real property and improvements, including zoning regulations, permits, licenses, utility easements, rights of way and similar Liens imposed or promulgated by any Governmental Authority, provided that none of the foregoing individually or in the aggregate materially impair the value or marketability or continued use, occupancy or operation of the Leased Real Property as conducted as of the date hereof and are not violated by the current use, occupancy or operation of the Leased Real Property or the operation of the business of the Company and its Subsidiaries, (e) mechanics’, carriers’, workmen’s, repairmen’s, materialmen’s, warehousemen’s, suppliers’, cashiers’ and similar Liens incurred in the ordinary course of business or arising by operation of law, each of which are not yet due and payable, (f) Liens securing acquisition financing with respect to the applicable asset (excluding with respect to any real property), (g) non-exclusive licenses of Intellectual Property granted in the ordinary course of business, (h) covenants, conditions, restrictions, rights-of-way, servitudes, encroachments, permits and oil, gas, mineral and any mining reservations, rights, licenses and leases that do not materially impair the value, occupancy or use of such property, (i) deposits made in the ordinary course of business to secure payments of worker’s compensation, unemployment insurance or other types of social security benefits or the performance of bids, tenders, sales, Contracts, public or statutory obligations, and surety, stay, appeal, customs or performance bonds, in each case, arising in the ordinary course of business, (j) Liens resulting from securities Laws, (k) Liens incurred in the ordinary course of business in connection with any purchase money security interests, equipment leases or similar financing arrangements, (l) Liens created by (or at the request of) Parent, Acquisition Sub or any of their respective Affiliates, (m) Liens that will be removed prior to or at the Closing and (n) Liens securing obligations in connection with the Existing Credit Agreement.

“Permitted PSU” means each Company PSU that is granted on or after January 1, 2024 as part of the Company’s ordinary course annual equity award grant practice, which Company PSUs will be consistent in all material respects with the vesting, performance and other terms applicable to the Company PSUs granted prior to the date hereof, including the Company Board’s (or a committee thereof) process of approving such awards.

“Permitted RSU” means each Company RSU that is granted on or after January 1, 2024 as part of the Company’s ordinary course annual equity award grant practice, which Company RSUs will be consistent in all material respects with the vesting and other terms applicable to the Company RSUs granted prior to the date hereof, including the Company Board’s (or a committee thereof) process of approving such awards.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Personal Data” shall mean data or information that (a) identifies, relates to, describes or is reasonably capable of being associated, or could reasonably be linked, directly or indirectly, with a natural person or (b) is defined as “personal data,” “personal information,” or “personally identifiable information” or a similar term under applicable Data Protection Law.

“Plan Client” shall have the meaning set forth in Section 4.31(a).

“Pre-Closing Period” shall have the meaning set forth in Section 6.1.

“Privacy Obligations” means, to the extent applicable to the Company or its Subsidiaries, all (a) applicable Data Protection Laws; (b) publicly facing policies, procedures, and notices of the Company or its Subsidiaries

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relating to the collection, access, use, storage, disclosure, transmission, destruction, or cross-border transfer of Personal Data; (c) contractual requirements or obligations, that in each case pertain to privacy or restrictions or obligations related to the collection or processing of Personal Data (including any security breach notification requirements); and (d) applicable standards published by the Payment Card Industry Security Standards Council (e.g., PCI-DSS).

“Prohibited Actions” shall have the meaning set forth in Section 6.11(b).

“Proprietary Software” means all Software constituting or embodying Company Owned IP.

“Proxy Statement” shall have the meaning set forth in Section 4.7.

“QPAM Exemption” shall have the meaning set forth in Section 4.31(b).

“Registered Adviser” shall have the meaning set forth in Section 4.17(a).

“Registered Adviser Regulatory Filings” shall have the meaning set forth in Section 4.17(c).

“Registered Adviser Service Provider” means each individual who is a current director, officer, employee, independent contractor or other service provider of a Registered Adviser.

“Registered Broker-Dealer” shall have the meaning set forth in Section 4.17(e).

“Regulation A Disqualifying Event” shall have the meaning set forth in Section 4.17(s).

“Regulation D Disqualifying Event” shall have the meaning set forth in Section 4.17(s).

“Regulatory Documents” shall mean, with respect to a Person, all forms, reports, registration statements, submissions, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable securities Laws or the other applicable rules and regulations of any Governmental Authority.

“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal leaching or migration of a Hazardous Substance into the environment, including the movement of Hazardous Substances through or in the air, soil, surface water or groundwater or into or out of any property or including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

“Remedial Action” shall have the meaning set forth in Section 6.3(b).

“Replacement Cash Award” shall have the meaning set forth in Section 3.3(d).

“Representatives” shall mean, as to any Person, such Person’s Affiliates and its and their respective directors, officers, employees, agents, advisors, consultants, representatives and controlling Persons and any representatives of the foregoing.

“Required Information” shall mean the specific financial statements, financial data, audit reports and other information regarding the Company and its Subsidiaries that are required by paragraph 4 of Exhibit D to the Debt Commitment Letter.

“Requisite Stockholder Approval” shall have the meaning set forth in Section 4.19.

“Reverse Termination Fee” shall mean an amount equal to $82,129,502.

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“Sanctions” shall have the meaning set forth in Section 4.5(f).

“Sarbanes-Oxley Act” shall have the meaning set forth in Section 4.5(c).

“SEC” shall mean the Securities and Exchange Commission.

“Secretary” shall have the meaning set forth in Section 2.3(a).

“Securities Act” shall mean the Securities Act of 1933.

“Security Breach” shall have the meaning set forth in Section 4.14(j).

“Self-Regulating Authority” means FINRA, the New York Stock Exchange, Inc., NASDAQ, the National Futures Association, the CBOE BZX Exchange, the CBOE BYX Exchange, The Depository Trust & Clearing Corporation or any other agency, body, exchange, authority or organization similar to the foregoing having jurisdiction or regulatory authority over the Company or any of its Subsidiaries.

“Similar Law” shall have the meaning set forth in Section 4.31(a).

“Software” shall mean all (a) computer programs (including any and all software, firmware, or implementation of algorithms, models and methodologies whether in source code, executable code, or object code), (b) APIs; (c) assemblers and compilers; (d) data files, (e) software libraries; (f) device drivers; (g) databases and database schema and compilations (including any and all data and collections of data, whether machine readable or otherwise), (h) all programming notes, flow-charts and other work product used to design and develop any of the foregoing, and (i) documentation (including user manuals and training materials) relating to any of the foregoing.

“Solvent” shall have the meaning set forth in Section 5.12.

“Specified Date” shall have the meaning set forth in Section 4.2(a).

“Stockholders’ Meeting” shall have the meaning set forth in Section 6.2(c).

“Subsidiary” of any Person, shall mean any corporation, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Superior Proposal” shall have the meaning set forth in Section 6.5(h)(ii).

“Surviving Corporation” shall have the meaning set forth in Section 2.1.

“Tail Coverage” shall have the meaning set forth in Section 6.6(c).

“Takeover Laws” shall have the meaning set forth in Section 4.27.

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, real property, personal property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; customs duties and tariffs; and other obligations of the same or of a similar nature to any of the foregoing.

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“Tax Returns” shall mean returns, reports, declarations, information statements and similar documents, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or taxing authority, including any claim for refund or amended return.

“TDI Consent” shall mean the non-disapproval from the Texas Department to the filings by the Company with the Texas Department as required under Texas Insurance Code § 4001.253, in connection with the transactions contemplated hereby, to request the non-disapproval of the Texas Department of the change of control of Avantax Insurance Agency, LLC, Avantax Insurance Services, Inc., and Avantax Planning Partners, Inc. that are licensed as agencies in Texas.

“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).

“Texas Department” shall mean the Texas Department of Insurance.

“Third Party” shall mean any Person or group other than Parent, Acquisition Sub and their respective Affiliates.

“Third-Party Agent” shall mean each Person, other than an Employee Agent, that is acting as an Insurance Producer for or on behalf of the Company or any of its Subsidiaries.

“Trade Control Laws” shall have the meaning set forth in Section 4.5(g).

“Treasury Regulations” shall mean the income tax regulations promulgated under the Code.

“VDR” shall have the meaning set forth in Section 4.32(a).

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ANNEX B

September 9, 2023

Board of Directors

Avantax, Inc.

3200 Olympus Boulevard, Suite 100

Dallas, Texas 75019

Members of the Board of Directors:

We understand that Avantax, Inc. (f/k/a Blucora, Inc.), a Delaware corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among the Company, Aretec Group, Inc., a Delaware corporation (“Parent”), and C2023 Sub Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which Acquisition Sub will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), and each issued and outstanding share of common stock, par value $0.0001 per share, of the Company (such shares, the “Shares”) (other than any Excluded Shares and any Dissenting Shares (each, as defined in the Agreement)) will be converted into the right to receive $26.00 in cash (such consideration, the “Consideration” and such transaction, the “Transaction”), without interest and subject to any withholding of taxes required by applicable law. The terms and conditions of the Transaction are fully set forth in the Agreement.

You have asked us for our opinion as to the fairness, from a financial point of view, to the holders of the Shares of the Consideration to be received by such holders in the Merger. In arriving at the opinion set forth below, we have, among other things:

(i)	reviewed certain publicly available information concerning the business, financial condition and operations of the Company;

(ii)	reviewed certain internal information concerning the business, financial condition and operations of the Company prepared and furnished to us by the management of the Company;

(iii)

reviewed certain internal financial analyses, estimates and forecasts relating to the Company, including projections for fiscal years 2023E through 2028E that were prepared by or at the direction of the management of the Company and approved for our use by the management of the Company (collectively, the “Projections”);

(iv)

held discussions with members of senior management of the Company concerning, among other things, their evaluation of the Transaction and the Company’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

(v)	reviewed the historical market prices and trading activity for the Shares;

(vi)	compared certain publicly available financial and stock market data for the Company with similar information for certain other companies that we deemed to be relevant;

(vii)	compared the proposed financial terms of the Transaction with publicly available financial terms of certain other business combinations that we deemed to be relevant;

(viii)	reviewed a draft, dated September 9, 2023, of the Agreement; and

(ix)	performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this opinion.

280 Park Avenue | New York, NY 10017 | t. +1.212.364.7800 | pjtpartners.com

In preparing this opinion, with your consent, we have relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by us, without independent verification thereof. We have assumed, with your consent, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to us by the Company’s management, have been reasonably prepared in accordance with industry practice and represent the Company management’s best currently available estimates and judgments as to the business and operations and future financial performance of the Company. We assume no responsibility for and express no opinion as to the Projections, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to us by the Company’s management. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements made available to us. We have relied, with your consent, on the Company management’s representations and/or projections regarding taxable income and other tax attributes of the Company. We have further relied, with your consent, upon the assurances of the management of the Company that they are not aware of any facts that would make the information and projections provided by them inaccurate, incomplete or misleading.

We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not conduct a physical inspection of any of the properties or assets of the Company. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company under any applicable laws.

We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respects from the draft reviewed by us and that the consummation of the Transaction will be effected in accordance with the terms and conditions of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or Parent or the contemplated benefits of the Transaction. We have also assumed that the representations and warranties made by the Company and Parent in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We are not legal, tax or regulatory advisors and have relied upon without independent verification the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters.

We have not considered the relative merits of the Transaction as compared to any other business plan or opportunity that might be available to the Company or the effect of any other arrangement in which the Company might engage and our opinion does not address the underlying decision by the Company to engage in the Transaction. Our opinion is limited to the fairness as of the date hereof, from a financial point of view, to the holders of the Shares of the Consideration to be received by such holders in the Merger, and our opinion does not address any other aspect or implication of the Transaction, the Merger, the Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We further express no opinion or view as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. We also express no opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of the Shares or otherwise.

Our opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We express no opinion as to the prices or trading ranges at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Transaction or as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.

This opinion has been approved by a fairness committee of PJT Partners LP in accordance with established procedures. This opinion is provided to the Board of Directors of the Company, in its capacity as such, in connection with and for the purposes of its evaluation of the Transaction only and is not a recommendation as to any action the Board of Directors of the Company should take with respect to the Transaction or any aspect thereof. This opinion does not constitute a recommendation to any holder of the Shares as to how any stockholder should vote or act with respect to the Transaction or any other matter. This opinion is not to be quoted, referenced, summarized, paraphrased or excerpted, in whole or in part, in any registration statement, prospectus or proxy or information statement, or in any other report, document, release or other written or oral communication prepared, issued or transmitted by the Board of Directors of the Company, including any committee thereof, or the Company, without our prior written approval. However, a copy of this opinion may be included, in its entirety, as an exhibit to any proxy, information statement or Schedule 14D-9 the Company is required to file with the Securities and Exchange Commission and distribute to its stockholders in connection with the Transaction. Any summary of or reference to this opinion or the analysis performed by us in connection with the rendering of this opinion in such documents shall require our prior written approval.

We are acting as financial advisor to the Company with respect to the Transaction and will receive a fee from the Company for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse us for out-of-pocket expenses and to indemnify us for certain liabilities arising out of the performance of such services (including the rendering of this opinion).

In the ordinary course of our and our affiliates’ businesses, we and our affiliates may provide investment banking and other financial services to the Company, Parent or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of this opinion, we and certain of our affiliates advised the Company or its affiliates in connection with certain strategic advisory, corporate governance and shareholder engagement matters. We have not advised Parent or its affiliates during this period.

*  *  *

Based on and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by the holders of the Shares in the Merger is fair to such holders from a financial point of view.

Very truly yours,

/s/ PJT Partners LP
PJT Partners LP

AV A N T A X , I N C . Avantax, Inc. c/o Corporate Election Services SPECIAL MEETING OF STOCKHOLDERS P. O. Box 1150 Pittsburgh, PA 15230-3230 NOVEMBER 21, 2023 YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Avantax, Inc. common stock for the special meeting of stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: VOTE VIA INTERNET VOTE BY TELEPHONE VOTE BY MAIL Have your proxy card Have your proxy card Please mark, sign and date your proxy available when you access the available when you call Toll-Free card and return it in the postage-paid website www.cesvote.com and 1-888-693-8683 using a touch-tone envelope provided or return it to: follow the simple instructions to record phone and follow the simple instructions Corporate Election Services, your vote to record your vote P.O. Box 1150, Pittsburgh, PA 15230 Internet and telephone access is available 24 hours a day, 7 days a week. You will be required to provide the unique control number printed below if you vote via the Internet or by telephone. If you vote via the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on November 20, 2023. If you vote by mail, your vote must be received in sufficient time before the special meeting. CONTROL NUMBER: if¨ ifª If voting by mail, please fold and detach card at perforation before mailing. ïƒª AVANTAX, INC. THIS PROXY IS ONLY VALID WHEN SIGNED AND DATED PROXY Please mark your vote as indicated in this example: X The Board of Directors has unanimously recommended a vote “FOR” Proposals 1, 2 and 3. Proposal to adopt the Agreement and Plan of Merger, dated as of September 9, 2023 (as may be amended from time to time, the “merger agreement”) by and among Avantax, Inc., Aretec Group, Inc. and C2023 Sub Corp.: FOR AGAINST ABSTAIN Proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Avantax, Inc.’s named executive officers that is based on, or otherwise relates to, the merger of C2023 Sub Corp. with and into Avantax, Inc., as contemplated by the merger agreement: FOR AGAINST ABSTAIN Proposal to adjourn the special meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement: FOR AGAINST ABSTAIN Stockholder Signatures (Titles) Date INSTRUCTIONS: Please sign exactly as your name(s) appear(s) on this proxy card. If signing as an attorney, executor, administrator, trustee, guardian or other fiduciary agent, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership as an authorized officer, please sign using the full corporate or partnership name. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL. YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 20, 2023. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE SPECIAL MEETING. If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Avantax, Inc.’s proxy solicitor: 509 Madison Avenue, 12th Floor New York, New York 10022 Stockholders Call Toll-Free: (800) 662-5200 Brokers and Banks Call Toll-Free: (203) 658-9400 Email: AVTA@info.morrowsodali.com if  If voting by mail, please fold and detach card at perforation before mailing. if AVANTAX, INC. PROXY SPECIAL MEETING OF STOCKHOLDERS – NOVEMBER 21, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVANTAX, INC. The undersigned hereby appoints Marc Mehlman and Tabitha Bailey, including each of them singly, as proxies, each with full power of substitution and with all powers that the undersigned would possess if personally present, and hereby authorizes them to represent and to vote all the shares of common stock of Avantax, Inc. that the undersigned is entitled to vote at the special meeting of stockholders of Avantax, Inc. to be held virtually, via live webcast, on November 21, 2023 at 9:00 a.m. Central Time and at any adjournments or postponements thereof (the “Special Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof, and in the discretion of the proxies, to the extent permitted by Rules 14(a)—4(c) under the Securities Exchange Act of 1934, as amended, on such other business that may properly come before the Special Meeting in accordance with and as described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Special Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If this card is properly executed and returned but no such direction is made as to any item, this proxy will be voted in accordance with the recommendations of the Avantax, Inc. Board of Directors: “FOR” Proposals 1, 2 and 3. Only stockholders who owned shares of common stock of Avantax, Inc. as of the close of business on October 13, 2023 may vote at the Special Meeting. YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE TODAY. If you will not be voting via the Internet or by telephone, then please mark, sign, date and return the accompanying proxy card in the enclosed envelope, which is postage-prepaid if mailed from within the United States. PLEASE SIGN AND DATE ON THE REVERSE SIDE